UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to § 240.14a-12

ROOMLINX, INC.
(Name of Registrant As Specified In Its Charter)

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ROOMLINX, INC.
11101 W 120th Avenue, Suite 200
Broomfield, CO 80021

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 21, 2014

To the Stockholders of Roomlinx, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Roomlinx, Inc., a Nevada corporation (the “Company”), will be held on November 21, 2014, at 10:30 am local time, at the offices of the Company, 11101 W 120th Avenue, Broomfield, Colorado 80021.  The Special Meeting is being held for the following purposes:

(1)	To approve and adopt an amendment to the Company’s existing articles of incorporation (the “Existing Articles”) to change the name of the Company to “SignalShare Media Corp.” (the “Name Change”);

(2)
To approve and adopt an amendment to the Existing Articles to effect a reverse stock split (pro-rata reduction of outstanding shares) of the Company’s common stock at a ratio of approximately 1-for-10 (the “Reverse Stock Split”), which specific ratio will be equal to the ratio necessary to result in 600,000 shares of the Company’s outstanding common stock following the Reverse Stock Split;

(3)
To approve and adopt an amendment to the Existing Articles to designate and authorize two series of preferred stock, “Series A Preferred Stock” and “Series B Preferred Stock,” for exchange in connection with the transactions contemplated by the Merger Agreement (as defined below) (the “Preferred Stock Designation”);

(4)
To approve and adopt an amendment and restatement of the Existing Articles in the form of the Amended and Restated Articles of Incorporation of the Company attached to the attached Proxy Statement as Appendix A; and

(5)
To approve and adopt the Agreement and Plan of Merger by and among the Company, Signal Point Holdings Corp. and Roomlinx Merger Corp., a wholly-owned subsidiary of the Company (as amended, including the exhibits and schedules attached thereto, the “Merger Agreement”), and the transactions contemplated thereby, including the merger of Roomlinx Merger Corp. with and into Signal Point Holdings Corp. (the “Merger”).

EACH OF PROPOSALS 1, 2, 3, 4 AND 5 ARE CONDITIONED UPON THE APPROVAL OF EACH OTHER PROPOSAL BY THE STOCKHOLDERS OF THE COMPANY AT THE SPECIAL MEETING.

OUR BOARD OF DIRECTORS, BY THE UNANIMOUS VOTE OF ALL DIRECTORS, APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on November 21, 2014:  The proxy materials enclosed with this Notice are also available at www.roomlinx.com/investor-relations.

Only stockholders of record as of the close of business on October 3, 2014 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

Holders of a majority of our outstanding voting capital stock as of the record date (the “Majority Stockholders”) have advised us that, on the date that the attached Proxy Statement is mailed to our stockholders, the Majority Stockholders shall execute and deliver to the Company proxies voting all shares held by them FOR the approval of the Name Change, FOR the approval of the Reverse Stock Split, FOR the approval of the Preferred Stock Designation, FOR the approval of the Amended and Restated Articles of Incorporation, and FOR the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger.  As a result, we are assured a quorum at the Special Meeting and the approval of the Name Change, the Reverse Stock Split, the Preferred Stock Designation, the Amended and Restated Articles of Incorporation, and the Merger Agreement and the transactions contemplated thereby.

Accordingly, your vote or proxy is not required to approve the Proposals.  Nonetheless, this Notice and the attached Proxy Statement are being furnished to holders of record of the Company’s common stock at the close of business on the record date in accordance with the requirements of Sections 14(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

All stockholders are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose.  If your shares are held in an account at a brokerage firm, bank or other nominee, you may be able to vote on the Internet or by telephone by following the instructions provided with your voting form. Even if you have already voted your proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held in an account at a brokerage firm by a broker, bank or other nominee, and you wish to vote at the Special Meeting, you must obtain a proxy card issued in your name from the record holder.

By order of the board of directors,

/s/ Michael Wasik
Michael S. Wasik
Chairman of the Board and Chief Executive Officer

Dated: November 11, 2014

ROOMLINX, INC.
11101 W. 120th Ave., Suite 200
Broomfield, CO 80021

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 21, 2014

This Proxy Statement contains information about a Special Meeting of Stockholders of Roomlinx, Inc., a Nevada corporation (the “Special Meeting”), including any postponements or adjournments of the meeting.  The Special Meeting will be held at the offices of the Company located at 11101 W 120th Avenue, Broomfield, Colorado 80021, on November 21, 2014, at 10:30 a.m. local time.

In this Proxy Statement, we refer to Roomlinx, Inc. as “Roomlinx,” “we,” “us,” “our” or the “Company.”

We are first sending by mail these proxy materials (consisting of this Proxy Statement, the attachments hereto and a form of proxy) to each stockholder entitled to vote at the Special Meeting and making them available over the internet at www.roomlinx.com/investor-relations on or about November 11, 2014.

On March 14, 2014, the Company entered into an Agreement and Plan of Merger (as amended, including the exhibits and schedules attached thereto, the “Merger Agreement”) with Signal Point Holdings Corp. (“SP”) and Roomlinx Merger Corp. (“Merger Sub”), a wholly-owned subsidiary of the Company, pursuant to which Merger Sub will be merged with and into SP (the “Merger”).  For more information regarding the Merger and the Merger Agreement, please see the sections herein entitled “Summary of the Material Terms of the Merger” and “Proposal Five: Approval of the Merger Agreement.”

The Special Meeting is being held to approve the following proposals (the “Proposals”):

PROPOSAL 1:	To approve and adopt an amendment to the Company’s existing articles of incorporation (the “Existing Articles”) to change the name of the Company to “SignalShare Media Corp.” (the “Name Change”);

PROPOSAL 2:
To approve and adopt an amendment to the Existing Articles to effect a reverse stock split (pro-rata reduction of outstanding shares) of the Company’s common stock (“Common Stock”) at a ratio of approximately 1-for-10 (the “Reverse Stock Split”), which specific ratio will be equal to the ratio necessary to result in 600,000 shares of the Company’s outstanding Common Stock following the Reverse Stock Split;

PROPOSAL 3:
To approve and adopt an amendment to the Existing Articles to designate and authorize two series of preferred stock, “Series A Preferred Stock” and “Series B Preferred Stock,” for exchange in connection with the transactions contemplated by the Merger Agreement (the “Preferred Stock Designation,” and together with the Name Change and the Reverse Stock Split, the “Charter Amendments”);

PROPOSAL 4:
To approve and adopt the amendment and restatement of the Existing Articles in the form of the Amended and Restated Articles of Incorporation of the Company attached to this Proxy Statement as Appendix A (the “Restated Articles”); and

PROPOSAL 5:	To approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.

EACH PROPOSAL IS CONDITIONED UPON THE APPROVAL OF EACH OTHER PROPOSAL BY THE STOCKHOLDERS OF THE COMPANY AT THE SPECIAL MEETING.

At the close of business on the record date of October 3, 2014 (the “Record Date”), the following holders of our outstanding Common Stock (the “Majority Stockholders”) beneficially owned, and possessed the right to direct the vote of, 3,271,231 shares of our outstanding Common Stock (representing 50.88% of the voting power) in the aggregate, in the following amounts for each such holder:

Name of Stockholder	Number of Shares of Common Stock	Percentage of Shares of Common Stock

Michael Wasik	266,836	4.15%
Matthew Hulsizer	533,511	8.30%
Jennifer Just	535,011	8.32%
Cenfin, LLC	424,000	6.59%
Verition Multi-Strategy Master Fund Ltd.	694,993	10.81%
Lewis Opportunity Fund	604,380	9.40%
Vic Samuels	212,500	3.31%
TOTAL	3,271,231	50.88%

Each of the Majority Stockholders has advised us that, on the date that this Proxy Statement is mailed to our stockholders, it shall execute and deliver to the Company a proxy voting all shares held by such Majority Stockholder for the approval of the Name Change, the Reverse Stock Split, the Preferred Stock Designation, the Amended and Restated Articles of Incorporation, and the Merger Agreement and the transactions contemplated thereby.  As a result, we are assured a quorum at the Special Meeting and the approval of the Name Change, the Reverse Stock Split, the Preferred Stock Designation, the Amended and Restated Articles of Incorporation, and the Merger Agreement and the transactions contemplated thereby.

Accordingly, your vote or proxy is not required to approve the Proposals.  Nonetheless, this Proxy Statement and notice of the Special Meeting is being furnished to holders of record of the Company’s Common Stock at the close of business on the Record Date in accordance with the requirements of Sections 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder.  Please read this Proxy Statement carefully.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE NAME CHANGE, “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE REVERSE STOCK SPLIT, “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE PREFERRED STOCK DESIGNATION, “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, AND “FOR” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER.

With respect to each Proposal described in this Proxy Statement, the Board of Directors of the Company reserves the right, notwithstanding that the Majority Stockholders have approved each Proposal, to elect not to proceed with one or more actions if the Board of Directors, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of its stockholders to consummate any one or more of the actions, while the remaining Proposals would still be conditional upon the approval of each other remaining Proposal.

When you submit your proxy by executing and returning the enclosed proxy card, you will authorize the proxy holder, Michael S. Wasik, to vote as proxy all your shares of our Common Stock and otherwise to act on your behalf at the Special Meeting and any adjournment thereof, in accordance with the instructions set forth therein. This person also will have discretionary authority to vote your shares on any other business that properly comes before the meeting.  He also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournment of the meeting.

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SUMMARY OF THE MATERIAL TERMS OF THE MERGER

On March 14, 2014, the Company entered into the Merger Agreement with Merger Sub and SP, a provider of domestic and international telecommunications services, and on September 22, 2014, the parties entered into an amendment to the Merger Agreement.  Below is a summary of the material terms of such Merger, which are described in more detail in the section entitled “Proposal Five: Approval of the Merger Agreement.”

Structure of the Merger

Upon consummation of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into SP, with SP surviving as a wholly owned subsidiary of the Company.  As a result of the Merger, a change of control will occur with respect to the Company’s stock ownership and management.  See the section of Proposal Five entitled, “The Merger – Structure of the Merger.”

Treatment of Securities

At the effective time of the Merger (the “Effective Time”), pursuant to the terms and subject to the conditions set forth in the Merger Agreement:

●
all shares of SP common stock issued and outstanding immediately prior to the Effective Time will be converted on a one-for-one basis into an aggregate of 105,544,268 restricted shares of Common Stock of the Company.  Accordingly, the holders of SP common stock immediately prior to the Effective Time will hold, when taken together with shares of Common Stock (i) issuable at the Effective Time to The Robert DePalo Special Opportunity Fund, LLC upon conversion of approximately $3,200,000 of indebtedness at $1.20 per share of SP common stock (the “DePalo Debt Conversion”) and (ii) issuable pursuant to any equity offering consummated by any party to the Merger Agreement prior to the Effective Time, shares representing in the aggregate 86% of the outstanding shares of the Company’s Common Stock immediately following the Effective Time;

●
the shares of SP’s Series A Preferred Stock and Series B Preferred Stock issued and outstanding immediately prior to the Effective Time will be exchanged for an identical number of shares of Series A Preferred Stock and Series B Preferred Stock, as applicable, of the Company, having substantially identical terms to SP’s current Series A Preferred Stock and Series B Preferred Stock;

●
all options to purchase SP common stock, share appreciation rights (“SARS”) and restricted stock awards issued and outstanding immediately prior to the Effective Time under the current SP Employee Incentive Plan will be exchanged for options, SARS and awards to purchase an identical number of shares of Common Stock on the same terms and conditions;

●
the shares of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time, after giving effect to the Reverse Stock Split, will remain outstanding and the holders thereof shall receive an additional 11,045,330 restricted shares of Common Stock of the Company (the “Nominee Shares”) pursuant to the Merger Agreement.  Such Nominee Shares will be issued in a single stock certificate to the Company’s corporate counsel, as nominee (the “Nominee”), for the pro-rata benefit of the holders thereof, and will be subject to certain lockup and registration provisions described below (see the section of this Proxy Statement entitled,” The Merger – Lockup, Leak-out and Registration Provisions”).  Accordingly, (i) the shares of Common Stock held by the Company’s stockholders, (ii) the shares of Common Stock issuable upon the exercise of the Company’s warrants outstanding immediately prior to the Effective Time (not including out-of-the-money warrants) and (iii) the 6,136,295 restricted shares of Common Stock to be issued to Cenfin, LLC (“Cenfin”), a secured lender of the Company, in exchange for its agreement to restructure indebtedness owed to it by the Company pursuant to the Debt Restructuring Agreement (as defined herein; see the section of this Proxy Statement entitled “The Merger – Debt Restructuring Agreement”), will represent in the aggregate 14% of the outstanding shares of the Company’s Common Stock immediately following the Effective Time;

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●
holders of the existing preferred stock of the Company will receive their liquidation preference and accrued but unpaid dividends with respect to such shares, the Company’s existing preferred stock will be cancelled and there will be no outstanding shares of the Company’s existing preferred stock outstanding following the Merger, except as described above; and

●	all outstanding options to purchase Company capital stock issued under the Company’s Stock Option Plan will terminate in accordance with the terms thereof.

Cash Contribution

Also, at the closing of the Merger, SP will make a cash contribution to the Company in an amount equal to $1,000,000 (provided that the use of such contribution by the Company is subject to certain restrictions).

Lockup, Leak-out and Registration Provisions

Immediately following the Effective Time, each holder of shares of the Company’s Common Stock issued in connection with the Merger (“Shares”), consisting of (i) the Nominee (for the pro-rata benefit of the Company’s stockholders as of the Effective Time), (ii) Cenfin and (iii) each holder that, as of immediately prior to the Effective Time, was a holder of outstanding shares of SP common stock, shall agree not to sell any Shares held by it for a period of nine months following the Effective Time.  Also, each director and officer of the Company and each holder (alone or together with such holder’s affiliates) of more than five percent (5%) of the Company’s Common Stock immediately following the Effective Time on a fully diluted basis, and each of their respective affiliates, will agree that, upon expiration of such lock-up period, the sale of Shares by it will be subject to mutually agreed leak-out provisions.  See the section of Proposal Five entitled, “The Merger – Lockup, Leak-out and Registration Provisions.”

Escrow Agreement

At the Effective Time, the Company and SP will deposit in escrow, with a mutually agreed upon escrow agent, a stock certificate representing shares of Cardinal Broadband owned by the Company (the “Cardinal Shares”), and a stock certificate representing shares of Signal Point Corp. owned by SP, which items will be held in escrow pending receipt by the parties of certain regulatory approvals relating to the Merger Agreement.

Restructuring

Simultaneously with the Merger, upon the terms and conditions set forth in the Merger Agreement, the Company will (i) file the Restated Articles with the Nevada Secretary of State, causing the Restated Articles (and the Charter Amendments therein) to become effective, (ii) assume certain obligations of SP, and (iii) transfer substantially all of its assets (excluding the Cardinal Shares) and liabilities into a newly-formed, wholly-owned subsidiary named SignalShare Hospitality, Inc. (hereinafter referred to as “Roomlinx Sub”).

Directors and Executive Officers

The officers and directors of the Company following the consummation of the Merger will be:

Aaron Dobrinsky	Chief Executive Officer and Director
Christopher Broderick	Chief Operating Officer and Director

Closing Conditions

Each party’s obligation to consummate the Merger is subject to customary conditions, including, but not limited to: (i) approval of the Merger Agreement and the Restated Articles by the holders of at least a majority of the voting power of the outstanding shares of the Company’s common stock and SP’s common stock entitled to vote thereon (each party’s “Requisite Stockholder Vote”); (ii) the absence of any legal impediments preventing or restraining the Merger; (iii) the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to certain materiality qualifiers), and (iv) the other party’s compliance with its obligations under the Merger Agreement in all material respects. Additionally, each party’s obligation to consummate the Merger is subject to certain other conditions, including, but not limited to, completion of the Reverse Stock Split, the execution and delivery of the Debt Restructuring Agreement, the DePalo Debt Conversion and certain employment, consulting and other specified agreements.

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Representations and Warranties

The Company and SP have each made customary representations and warranties in the Merger Agreement.  The Merger Agreement also includes customary covenants of the parties, including covenants that the Company and SP will (i) conduct their respective businesses in the ordinary course of business consistent with past practice and refrain from taking certain specified actions prior to the consummation of the Merger, (ii) hold a special meeting of stockholders, or seek the written consent of stockholders, in order to obtain such party’s Requisite Stockholder Vote, (iii) prepare and file all documents necessary to obtain required governmental consents, and (iv) use reasonable best efforts to cause the Merger to be consummated.

Termination

The Merger Agreement contains certain termination rights for the Company and SP, including, among other things, if the Merger is not consummated on or prior to November 15, 2014, if a governmental entity issues a final, non-appealable order, decree or ruling or taken any other action restraining, enjoining or prohibiting the consummation of the transactions contemplated by the Merger Agreement, or for breaches of representations, warranties or agreements that result in the failure of certain conditions to closing being satisfied.

ADDITIONAL INFORMATION

Costs Associated With Proxy Statement

We will bear the costs associated with this Proxy Statement, including expenses in connection with the preparation of this Proxy Statement.  We are not making any solicitations, though stockholders of the Company are welcome to attend the Special Meeting and to vote or give proxies with respect to the Proposals presented at the Special Meeting.

Stockholders Entitled to Vote

Pursuant to the bylaws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as the close of business on the Record Date.  Accordingly, only stockholders of record at the close of business on such Record Date will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on the Record Date, (i) the Company had outstanding 6,429,413 of Common Stock, each of which entitled the holder to one vote and which are entitled to vote at the Special Meeting.  There were no issued shares held by the Company in its treasury.

Required Vote, Broker Non-Votes and Abstentions

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, is necessary to constitute a quorum.  All matters to be presented at the Special Meeting will require the affirmative vote of a majority of the votes cast.

Proxies marked as abstaining (including proxies containing “broker non-votes”) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.  A “broker non-vote” occurs when a broker holds shares of Common Stock for a beneficial owner and does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  If a quorum is present, abstentions will have no effect on the election of directors or on any of the other proposals to be voted upon.

5

If your shares are held for you in an account by a broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions for voting.  If you do not vote your shares that are held in “street name”, your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on some routine matters. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted.  The actions described herein are considered non-routine matters. Your brokerage firm cannot vote your shares with respect to such actions unless they receive your voting instructions.  We encourage you to provide voting instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the Special Meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this proxy statement.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company, Attn: Chief Executive Officer, of a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the Special Meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the Proposals and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in the proxy holder’s own discretion.

Dissenters’ Rights

There is no Proposal to be voted upon at the Special Meeting for which Nevada law, our articles of incorporation or our bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.  Therefore, our stockholders do not have dissenters’ rights with respect to the Proposals to be voted upon by the stockholders as described in this Proxy Statement.

Interest of Certain Persons in Matters to Be Acted Upon

Each of Michael S. Wasik, Chairman of the Board of Directors and our Chief Executive Officer, Jason Andrew Baxter, our Chief Operating Officer, and Robert Wagener, our Executive Vice President of Sales and Marketing, pursuant to the terms of their respective employment agreements with the Company, will receive a bonus payment equal to one year of his then current base salary (less certain amounts agreed to between such officer and the Company) upon consummation of the Merger.

Jay Coppoletta, a member of our Board of Directors until July 31, 2013, owns 24,127 outstanding shares of our Common Stock and his vote of such shares will count with respect to each Proposal.  Mr. Coppoletta is employed by an entity owned or controlled by Mr. Matthew Hulsizer and Ms. Jennifer Just.  Mr. Hulsizer and Ms. Just jointly own 976,140 shares of our Common Stock.  Certain trusts of which they may be deemed to be the beneficial owners own, in the aggregate, 84,882 shares of our Common Stock and they are custodians with respect to, in the aggregate, an additional 7,500 shares of our Common Stock.  Cenfin, an affiliate of Mr. Hulsizer and Ms. Just, owns 424,000 shares of our Common Stock.  All such shares will count with respect to each Proposal.  Pursuant to the Debt Restructuring Agreement to be entered into at the closing of the Merger pursuant to the Merger Agreement, Cenfin will receive a cash payment and additional shares of Common Stock equal to 5% of the Company’s Common Stock on a fully diluted basis after giving effect to the Merger (see “Proposal Five:  The Merger – Debt Restructuring Agreement”).

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PROPOSAL ONE: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO EFFECT A NAME CHANGE

Our Board of Directors approved, and we are proposing for the approval of the Company’s stockholders, an amendment to the Company’s articles of incorporation in order to effect a change the name of the Company to “SignalShare Media Corp.”

The Merger Agreement contemplates that, in connection with the Merger, the Company will change its name to “SignalShare Media Corp.”  Since, following the Merger, a majority of the Company’s Common Stock will be held by former stockholders of SP and the Company’s business operations primarily will be the business of SP, the Company believes that the name “SignalShare Media Corp.,” selected by SP, is an appropriate name for the business of the Company following the Merger.

The Name Change will be effected by way of an amendment and restatement of the Company’s existing articles of incorporation, in the form of the Restated Articles attached to this Proxy Statement as Appendix A.  The Restated Articles (including the Name Change) will become effective upon the filing of the Restated Articles with the Secretary of State of the State of Nevada in connection with the closing of the Merger.

Additional Information

Prior to filing the Restated Articles, the Company plans to notify the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the proposed Name Change, and to work with FINRA to obtain a new trading symbol for the Common Stock.

It is not mandatory for the Company’s stockholders to surrender their stock certificates as a result of the Name Change.  The Company’s transfer agent will adjust the record books of the Company to reflect the Name Change.  New stock certificates will not be mailed to stockholders unless requested; however, new certificates will be issued during the ordinary course of business.

Dissenters’ Rights

Neither Nevada law nor the Company’s articles of incorporation or bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with the Name Change.

Vote Required and Vote of Majority Stockholders

On March 5, 2014, our Board of Directors approved the Restated Articles, and the Name Change therein.  The approval and adoption of the Name Change requires the affirmative vote of stockholders who hold a majority of the outstanding shares of our Common Stock entitled to vote in person or by proxy.  No stock in the Company is entitled to vote as a separate class.

On the date that this Proxy Statement is mailed to our stockholders, the Majority Stockholders shall execute and deliver to the Company proxies voting in favor of the approval and adoption of the Name Change.  Accordingly, the approval of the Name Change is assured, and your vote or proxy is not required to approve this Proposal One.  Nonetheless, you may vote or submit your proxy with respect to this Proposal One.

APPROVAL OF THIS PROPOSAL IS CONDITIONED UPON THE APPROVAL OF EACH OTHER PROPOSAL BY THE STOCKHOLDERS OF THE COMPANY AT THE SPECIAL MEETING.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL ONE TO APPROVE AND ADOPT THE NAME CHANGE.

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PROPOSAL TWO: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

Our Board of Directors approved, and we are proposing for the approval of the Company’s stockholders, an amendment to the Company’s articles of incorporation in order to effect a reverse stock split (pro-rata reduction of outstanding shares) of the Company’s Common Stock at a ratio of approximately 1-for-10.  The specific ratio will be determined by the Company prior to the Reverse Stock Split with the purpose of achieving 600,000 shares of the Company’s Common Stock issued and outstanding taking into account the Reverse Stock Split.  No fractional shares shall be issued in the Reverse Stock Split; instead, any fractional share will be rounded up to the next whole share.

The Reverse Stock Split will be effected by way of an amendment and restatement of the Company’s existing articles of incorporation, in the form of the Restated Articles attached to this Proxy Statement as Appendix A.  The Restated Articles (including the Reverse Stock Split) will become effective upon the filing of the Restated Articles with the Secretary of State of the State of Nevada in connection with the closing of the Merger.

Reverse Stock Split

As of the date of this Proxy Statement, the Company has approximately 6,400,000 shares of Common Stock issued and outstanding.  The Merger Agreement contemplates that the existing Company stockholders and current holders of warrants to purchase Common Stock (not including out-of-the-money warrants as of the closing of the Merger) will hold 9% of the outstanding shares of the Company’s Common Stock immediately following the Effective Time.  To achieve this ratio, the number of shares of Common Stock outstanding immediately prior to the Effective Time must be reduced to 600,000 shares so that, when taken together with the additional restricted shares of Common Stock to be issued to such holders upon the Effective Time pursuant to the Merger Agreement, such holders will own 9% of the outstanding shares of the Company’s Common Stock immediately following the Effective Time.

The Reverse Stock Split involves a pro-rata reduction of the outstanding shares of the Company’s Common Stock at a ratio of approximately 1-for-10.  The specific ratio will be determined by the Company prior to filing the Restated Articles to result in 600,000 shares of the Company’s Common Stock issued and outstanding.  The par value of the Common Stock will not be adjusted in connection with the Reverse Stock Split.  Each certificate that immediately prior to the Reverse Stock Split represented shares of Common Stock will thereafter represent that number of shares of Common Stock into which the shares of Common Stock have been combined.

The Reverse Stock Split will increase the market price of the Common Stock in proportion to the reduction in the number of shares of the Common Stock outstanding (e.g. approximately ten times the then current price).  However, the market price of the Common Stock may not result in a permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in its reports filed with the Securities and Exchange Commission (“SEC”).

Upon the implementation of the Reverse Stock Split, the Company intends to treat shares held by stockholders through a bank, broker, custodian or other nominee (i.e., “street name”) in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effectuate the Reverse Stock Split for their beneficial holders holding the Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of the Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Certain of the Company’s registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.  Stockholders who hold shares of Common Stock electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock.

8

Certain Federal Income Tax Consequences of Reverse Stock Split

The Reverse Stock Split should not result in any recognition of gain or loss. The holding period of the shares after the Reverse Stock Split will include the stockholder’s holding period for the corresponding shares prior to the Reverse Stock Split.  This Proxy Statement does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.  Each stockholder should consult their own tax adviser concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as any consequences arising under the laws of any other taxing authority, such as any state, local or foreign income tax consequences to which they may be subject.

Additional Information

Prior to filing the Restated Articles, the Company plans to notify FINRA of the proposed Reverse Stock Split, and to work with FINRA to obtain a new trading symbol for its common stock.

It is not mandatory for the Company’s stockholders to surrender their stock certificates as a result of the Reverse Stock Split.  The Company’s transfer agent will adjust the record books of the Company to reflect the Reverse Stock Split.  New stock certificates will not be mailed to stockholders unless requested; however, new certificates will be issued during the ordinary course of business.

Dissenters’ Rights

Neither Nevada law nor the Company’s articles of incorporation or bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with the Reverse Stock Split.

Vote Required and Vote of Majority Stockholders

On March 5, 2014, our Board of Directors approved the Restated Articles, and the Reverse Stock Split therein.  The approval and adoption of the Reverse Stock Split requires the affirmative vote of stockholders who hold a majority of the outstanding shares of our Common Stock entitled to vote in person or by proxy.  No stock in the Company is entitled to vote as a separate class.

On the date that this Proxy Statement is mailed to our stockholders, the Majority Stockholders shall execute and deliver to the Company proxies voting in favor of the approval and adoption of the Reverse Stock Split.  Accordingly, the approval of the Reverse Stock Split is assured, and your vote or proxy is not required to approve this Proposal Two.  Nonetheless, you may vote or submit your proxy with respect to this Proposal Two.

APPROVAL OF THIS PROPOSAL IS CONDITIONED UPON THE APPROVAL OF EACH OTHER PROPOSAL BY THE STOCKHOLDERS OF THE COMPANY AT THE SPECIAL MEETING.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL TWO TO APPROVE AND ADOPT THE REVERSE STOCK SPLIT.

9

PROPOSAL THREE: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO DESIGNATE THE SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK

Our Board of Directors approved, and we are proposing for the approval of the Company’s stockholders, an amendment to the Company’s articles of incorporation in order to cancel the existing Class A Preferred Stock of the Company and to designate and authorize two series of preferred stock, “Series A Preferred Stock” and “Series B Preferred Stock,” for exchange in connection with the Merger.

The Preferred Stock Designation will be effected by way of an amendment and restatement of the Company’s existing articles of incorporation, in the form of the Restated Articles attached to this Proxy Statement as Appendix A.  The Restated Articles (including the Preferred Stock Designation) will become effective upon the filing of the Restated Articles with the Secretary of State of the State of Nevada in connection with the closing of the Merger.

Preferred Stock under the Existing Articles

Our existing articles of incorporation currently provides that we have the authority to issue 205,000,000 shares of capital stock.  These shares are comprised of 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, of which 720,000 shares are designated as “Class A Preferred Stock” and are issued and outstanding as of the date of this Proxy Statement.

At or prior to the Effective Time of the Merger, holders of shares of the Company’s existing Preferred Stock will receive their liquidation preference and accrued but unpaid dividends with respect to such shares and the Company’s existing Preferred Stock will be cancelled and cease to be outstanding.

Preferred Stock under the Restated Articles

The Restated Articles shall authorize for issuance by the Company 310,000,000 shares of capital stock, 300,000,000 of which are comprised of shares of Common Stock and 10,000,000 of which are comprised of shares of Preferred Stock.  A portion of such shares of Preferred Stock will be designated “Series A Preferred Stock” and “Series B Preferred Stock.”

Pursuant to the Merger Agreement, at the Effective Time, each holder of the 1,000 outstanding shares of Series A Preferred Stock and 10 outstanding shares of Series B Preferred Stock of SP will exchange such shares for an identical number of shares of Series A Preferred Stock and Series B Preferred Stock of the Company with substantially identical rights and obligations under the Restated Articles.  The Series A Preferred Stock and Series B Preferred Stock shall have substantially identical rights and obligations to the current Series A Preferred Stock and Series B Preferred Stock of SP.  The Restated Articles shall designate 1,000 shares of Series A Preferred Stock and 10 shares of Series B Preferred Stock, based on the number of shares of Series A Preferred Stock and Series B Preferred Stock to be issued to SP stockholders at the Effective Time.

The material terms of the Series A Preferred Stock and Series B Preferred Stock, as set forth in the Restated Articles, shall be as follows:

Series A Preferred Stock:

●	Authorized: 1,000 shares authorized for issuance.
●
Ranking on distributions:  The Series A Preferred Stock is senior to common stock and other securities designated as junior to the Series A Preferred Stock; pari passu with securities designated as being on parity with the Series A Preferred Stock.

●
Dividends:  Holders of Series A Preferred Stock are entitled to monthly dividends through December 31, 2021 in an aggregate amount equal to greater of $50,000 or 1% of the aggregate consolidated Gross Revenues (as defined below) of the Company, excluding up to $12,000,000 in revenues of the Company and Roomlinx Sub until Roomlinx Sub’s indebtedness to Cenfin is either paid in full, converted or otherwise cancelled.  “Gross Revenues” of the Company is defined as (i) revenues in excess of $12,000,000 relating to the operations of Roomlinx Sub, as well as revenues derived from any contracts not transferred to Roomlinx Sub in connection with the Merger which contracts remain with the Company, but under no circumstances to exceed $12,000,000, and (ii) all revenues arising from the Company and any of its consolidated subsidiaries (except with respect to Roomlinx Sub and contracts existing with the Roomlinx Sub which remain with the Company following the Merger), joint ventures, partnerships, licensing arrangements, including, but not limited to, all realized and recorded revenue.

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●	Conversion: Shares of Series A Preferred Stock shall not be convertible.
●
Liquidation Preference:  $5,000 per share upon any liquidation, dissolution or winding up of the Company (including in connection with a change of control).  On liquidation, the Series A Preferred Stock shall rank in preference senior to common stock and other securities designated as junior to the Series A Preferred Stock, and pari passu with securities designated as being on parity with the Series A Preferred Stock.  After receipt of their full liquidation preference, holders of the Series A Preferred Stock will not be entitled to further participation in distributions.

●
Voting:  The Series A Preferred Stock shall not have voting rights, except that amendments to the Restated Articles that adversely affect the Series A Preferred Stock shall require the consent of the Series A Preferred Stock.

●	Redemption/Cancellation: The Series A Preferred Stock shall not be redeemable. Following December 31, 2021, the Series A Preferred Stock shall be deemed cancelled and no longer outstanding.

Series B Preferred Stock:

●	Authorized: 10 shares authorized for issuance.
●
Ranking on distributions:  The Series B Preferred Stock shall be junior to the Series A Preferred Stock; senior to common stock and other securities designated as junior to the Series B Preferred Stock; and pari passu with securities designated as being on parity with the Series B Preferred Stock.

●	Dividends: Holders of Series B Preferred Stock shall not be entitled to receive dividends.
●	Conversion: Shares of Series B Preferred Stock shall not be convertible.
●
Liquidation Preference:  Upon any liquidation, dissolution or winding up of the Company (including a change of control), holders of Series B Preferred Stock shall not be entitled to receive any distributions.

●	Redemption/Cancellation: The Series B Preferred Stock shall not be redeemable. Following December 31, 2021, the Series B Preferred Stock shall be deemed cancelled and no longer outstanding.
●
Voting/Veto Rights:  Holders of Series B Preferred Stock shall have no voting rights other than the following veto rights.  Until December 31, 2021, the affirmative vote of holders representing at least 75% of the outstanding shares of Series B Preferred Stock is required for the Company to take any of the following actions:

(i)	create or assume any debt, liability, obligation or commitment outside the ordinary course of business;
(ii)	create, assume or suffer to exist any mortgage, pledge or other encumbrance upon any of its properties or assets now owned or hereafter acquired by the Company;
(iii)
assume, guarantee, endorse or otherwise become liable upon the obligation of any person, firm or corporation (other than wholly-owned subsidiaries of the Company), except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

(iv)	amend or change the Restated Articles;
(v)	dissolve or liquidate, or merge or consolidate with or into any other corporations;
(vi)	sell, lease, transfer or otherwise dispose of all or substantially all of its assets;
(vii)	enter into any agreement that provides a party with the right to purchase from the Company any shares of any class of capital stock of the Company;
(viii)
offer or contemplate offering any transaction pursuant to which the Company shall issue or sell to any person any shares of any class of capital preferred stock or any other equity interests of the Company (including, but not limited to, any instrument that is convertible into common stock or preferred stock of the Company);

(ix)	obtain any line of credit of the Company or transactions related thereto;
(x)	issue any additional shares of common stock or other classes of capital stock of the Company; or
(xi)	appoint, elect or otherwise engage any officer or director of the Company.
●
Authorization: Until December 31, 2021, the Board of Directors of the Company, in conjunction with the approval of all of the holders of Series B Preferred Stock, shall be authorized to take the following actions:

(i)	create or assume any debt, liability, obligation or commitment outside the ordinary course of business;
(ii)	create, assume or suffer to exist any mortgage, pledge or other encumbrance upon any of its properties or assets now owned or hereafter acquired by the Company;
(iii)
to borrow money, incur credit related obligations and/or indebtedness and issue evidences of indebtedness and other obligations, to guaranty indebtedness, liabilities and obligations of others, whether direct or indirect subsidiaries, affiliates, shareholders or others, and to secure any or all of the foregoing by one or more mortgages, pledges, security interests or other liens on, of or in the assets, rights and interests of the Company, and to enter into and perform, and to modify, amend, restate, refinance and restructure, credit, loan, guaranty, security, pledge and other agreements, notes and instruments;

(iv)	amend or change the Amended and Restated Articles of Incorporation or the By-laws of the Company;
(v)
the offering or contemplation of any transaction pursuant to which the Company shall issue or sell to any person any shares of any class of capital stock or any other equity interests of the Company (including, but not limited to, any instrument that is convertible into common stock or preferred stock of the Company);

(vi)	issue any additional shares of common stock or other classes of capital stock of the Company; or
(vii)	appoint, elect or otherwise engage any officer, employee or consultant of the Company.
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The discussion in this Proxy Statement of the principal terms of the Restated Articles is subject to, and is qualified in its entirety by reference to, the Restated Articles. A copy of the Restated Articles is attached to this Proxy Statement as Appendix A.

Dissenters’ Rights

Neither Nevada law nor the Company’s articles of incorporation or bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with the Preferred Stock Designation.

Vote Required and Vote of Majority Stockholders

On March 5, 2014, our Board of Directors approved the Restated Articles, and the Preferred Stock Designation therein.  The approval and adoption of the Preferred Stock Designation requires the affirmative vote of stockholders who hold a majority of the outstanding shares of our Common Stock entitled to vote in person or by proxy.  No stock in the Company is entitled to vote as a separate class.

On the date that this Proxy Statement is mailed to our stockholders, the Majority Stockholders shall execute and deliver to the Company proxies voting in favor of the approval and adoption of the Preferred Stock Designation.  Accordingly, the approval of the Preferred Stock Designation is assured, and your vote or proxy is not required to approve this Proposal Three.  Nonetheless, you may vote or submit your proxy with respect to this Proposal Three.

APPROVAL OF THIS PROPOSAL IS CONDITIONED UPON THE APPROVAL OF EACH OTHER PROPOSAL BY THE STOCKHOLDERS OF THE COMPANY AT THE SPECIAL MEETING.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL THREE TO APPROVE AND ADOPT THE PREFERRED STOCK DESIGNATION.

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PROPOSAL FOUR: APPROVAL OF AMENDMENT AND RESTATEMENT OF
THE ARTICLES OF INCORPORATION OF THE COMPANY

Our Board of Directors approved, and we are proposing for the approval of the Company’s stockholders, an amendment and restatement of the Company’s existing articles of incorporation in the form of the Restated Articles attached to this Proxy Statement as Appendix A.

The primary purpose for the Restated Articles is to effect the Name Change, the Reverse Stock Split, and the Preferred Stock Designation.  The Restated Articles will become effective upon filing with the Secretary of State of the State of Nevada in connection with the closing of the Merger.

The Restated Articles shall authorize for issuance by the Company 310,000,000 shares of capital stock, 300,000,000 of which are comprised of shares of Common Stock and 10,000,000 of which are comprised of shares of Preferred Stock.  A portion of such shares of Preferred Stock will be designated “Series A Preferred Stock” and “Series B Preferred Stock.”

The terms of the Common Stock and the Preferred Stock are set forth below:

Common Stock

Voting Rights. The holders of the Common Stock shall have full voting rights and powers, and each share of Common Stock shall be entitled to one vote on all matters submitted for action by the stockholders. All shares of Common Stock shall be identical with each other in every respect.

Dividends.  Subject to the rights, privileges, preferences and priorities of any holders of the Preferred Stock, the Common Stock shall be entitled to dividends out of funds legally available therefor, when, as and if declared and paid to the holders of Common Stock.  The Company has not paid any cash dividends with respect to the Common Stock since our inception.

Liquidation. Upon the liquidation, dissolution or winding up of the Company, the holders of the Common Stock shall be entitled to share ratably in the assets of the Corporation available for distribution to the holders of Common Stock, subject to the rights, privileges, preferences and priorities of any holders of the Preferred Stock.

Other. Holders of the Common Stock are not entitled to any preemptive or subscription rights. All issued and outstanding shares of Common Stock are fully paid and non-assessable.

Preferred Stock

Shares of Preferred Stock may be issued from time to time in one or more series as may be determined by the Board of Directors of the Company.  Each series shall be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular way, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative.  The powers, preferences, participating, optional and other rights of each such series and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.  The Board of Directors of the Company has the authority to fix by resolution or resolutions, adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences and relative participating, and other rights and the qualifications, limitations and restrictions thereof, if any, of such series.

Series A Preferred Stock and Series B Preferred Stock

For a description of the terms of the Series A Preferred Stock and the Series B Preferred Stock, see “Proposal Three: Approval of Amendment to Articles of Incorporation to Designate the Series A Preferred Stock and Series B Preferred Stock.”

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Dissenters’ Rights

Neither Nevada law nor the Company’s articles of incorporation or bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with the Restated Articles.

Vote Required and Vote of Majority Stockholders

On March 5, 2014, our Board approved the Restated Articles.  The approval and adoption of the Restated Articles requires the affirmative vote of stockholders who hold a majority of the outstanding shares of our Common Stock entitled to vote in person or by proxy.  No stock in the Company is entitled to vote as a separate class.

On the date that this Proxy Statement is mailed to our stockholders, the Majority Stockholders shall execute and deliver to the Company proxies voting in favor of the approval and adoption of the Restated Articles.  Accordingly, the approval of the Restated Articles is assured, and your vote or proxy is not required to approve this Proposal Four.  Nonetheless, you may vote or submit your proxy with respect to this Proposal Four.

APPROVAL OF THIS PROPOSAL IS CONDITIONED UPON THE APPROVAL OF EACH OTHER PROPOSAL BY THE STOCKHOLDERS OF THE COMPANY AT THE SPECIAL MEETING.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL FOUR TO APPROVE AND ADOPT THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY.

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PROPOSAL FIVE: APPROVAL OF THE MERGER AGREEMENT

THE MERGER

The discussion in this Proxy Statement of the Merger and the principal terms of the Merger Agreement by and among the Company, SP and Merger Sub is subject to, and is qualified in its entirety by reference to, the Merger Agreement. A copy of the Merger Agreement is attached to this Proxy Statement as Appendix B.

The Parties

The parties to the Merger Agreement are the Company, SP and Merger Sub.  SP is a provider of domestic and international telecommunications services.  The mailing address of each of the Company and Merger Sub is 11101 W. 120th Ave., Suite 200, Broomfield, Colorado 80021, and the telephone number of each is (303) 544-1111. The mailing address of SP is 570 Lexington Avenue, 22nd Floor, New York, NY 10022, and its telephone number is (212) 446-0006.

Treatment of Securities

At the Effective Time of the Merger, pursuant to the terms and subject to the conditions set forth in the Merger Agreement:

●
all shares of SP common stock issued and outstanding immediately prior to the Effective Time will be converted on a one-for-one basis into an aggregate of 105,544,268 restricted shares of Common Stock of the Company.  Accordingly, the holders of SP common stock immediately prior to the Effective Time will hold, when taken together with shares of Common Stock (i) issuable at the Effective Time to The Robert DePalo Special Opportunity Fund, LLC in connection with the DePalo Debt Conversion and (ii) issuable pursuant to any equity offering consummated by any party to the Merger Agreement prior to the Effective Time, shares representing in the aggregate 86% of the outstanding shares of the Company’s Common Stock immediately following the Effective Time;

●
the shares of SP’s Series A Preferred Stock and Series B Preferred Stock issued and outstanding immediately prior to the Effective Time will be exchanged for an identical number of shares of Series A Preferred Stock and Series B Preferred Stock, as applicable, of the Company, having substantially identical terms to SP’s current Series A Preferred Stock and Series B Preferred Stock;

●
all options to purchase SP common stock, SARS and restricted stock awards issued and outstanding immediately prior to the Effective Time under the current SP Employee Incentive Plan will be exchanged for options, SARS and awards to purchase an identical number of shares of Common Stock on the same terms and conditions;

●
the shares of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time, after giving effect to the Reverse Stock Split, will remain outstanding and the holders thereof shall receive an additional 11,045,330 restricted shares of Common Stock of the Company pursuant to the Merger Agreement.  Such Nominee Shares will be issued in a single stock certificate to the Company’s corporate counsel, as Nominee, for the pro-rata benefit of the holders thereof, and will be subject to certain lockup and registration provisions described below (see the section entitled, “Lockup, Leak-out and Registration Provisions”).  Accordingly, (i) the shares of Common Stock held by the Company’s stockholders, (ii) the shares of Common Stock issuable upon the exercise of the Company’s warrants outstanding immediately prior to the Effective Time (not including out-of-the-money warrants) and (iii) the shares of Common Stock to be issued to Cenfin in exchange for its agreement to restructure indebtedness owed to it by the Company pursuant to the Debt Restructuring Agreement, will represent in the aggregate 14% of the outstanding shares of the Company’s Common Stock immediately following the Effective Time;

15

●
holders of the existing preferred stock of the Company will receive their liquidation preference and accrued but unpaid dividends with respect to such shares, the Company’s existing preferred stock will be cancelled and there will be no outstanding shares of the Company’s existing preferred stock outstanding following the Merger, except as described above; and

●	all outstanding options to purchase Company capital stock issued under the Company’s Stock Option Plan will terminate in accordance with the terms thereof.

Cash Contribution

Also, at the closing of the Merger, SP will make a cash contribution to the Company in an amount equal to $1,000,000 (provided that the use of such contribution by the Company is subject to certain restrictions).

Structure of the Merger

The Merger Agreement provides for the merger of Merger Sub with and into SP, with SP surviving the merger and becoming a wholly owned subsidiary of the Company.  As a result of the Merger, a change of control will occur with respect to the Company’s stock ownership and management upon consummation of the Merger, and thereafter, the Company will operate under the name “SignalShare Media Corp.”  See the sections entitled “Restructuring” and “Officers and Directors.”

Upon consummation of the Merger, all shares of SP common stock issued and outstanding immediately prior to the Effective Time will be converted on a one-for-one basis into an aggregate of 105,544,268 restricted shares of Common Stock of the Company.  Accordingly, after giving effect to the Merger, (i) the current beneficial owners of our Common Stock will beneficially own an aggregate of 9% of the outstanding shares of the Company’s Common Stock immediately following the Effective Time, (ii) Cenfin will beneficially own an aggregate of 5% of the outstanding shares of the Company’s Common Stock immediately following the Effective Time, and (iii) holders of SP securities will beneficially own an aggregate of 86% of the outstanding shares of the Company’s Common Stock immediately following the Effective Time (subject to certain exclusions).

For United States federal income tax purposes, the Merger is intended by the parties to the Merger Agreement to constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Reasons for the Merger

The Board of Directors concluded that the Merger Agreement with SP and the transactions contemplated thereunder were advisable and in the best interests of the Company and its stockholders.  In reaching such conclusion, the Board considered the following material factors: sustained losses by the Company, inability to obtain additional financing, vendor liabilities and going concern of the Company and its financial situation.

Restructuring

Simultaneously with the Merger, the Company will file the Restated Articles with the Nevada Secretary of State, causing the Restated Articles (and the Charter Amendments therein) to become effective.  Immediately following the Merger, the Company will (i) assume certain obligations of SP, and (ii) transfer substantially all of its pre-Merger assets (excluding the Cardinal Shares, as described below under “Escrow Agreement; Transitional Services Agreement,” and contracts for which no consent to assignment has been obtained as of the Effective Time) and liabilities into Roomlinx Sub.  The foregoing actions are referred to herein as the “Restructuring.”  As a result of the Merger and the Restructuring, the Company (which will then be known as “SignalShare Media Corp.”) will have two wholly-owned subsidiaries, SP and Roomlinx Sub.

16

Post-Merger Executive Officers and Directors

In connection with the Merger, the existing officers and directors of the Company will resign effective as of the Effective Time, and the following individuals will be appointed to the following positions as the initial officers and directors of the Company as of immediately following the Effective Time, to serve until their respective successors are duly elected or appointed and qualified in accordance with the Restated Articles and the bylaws of the Company.  The officers and directors of the Company following the consummation of the Merger will be as follows:

Name	Age	Position
Aaron Dobrinsky	47	Chief Executive Officer and Director
Christopher Broderick	52	Chief Operating Officer and Director

Aaron Dobrinsky will serve as the Chief Executive Officer and a director of the Company, effective as the Effective Date.  Mr. Dobrinsky was elected President of SP on December 12, 2012.  He joined Wave2Wave as its Chief Executive Officer in September 2010. Since January 2006, Mr. Dobrinsky has served as president of Dobrinsky Management, Inc. (DMI), a management consulting and advisory firm providing strategic, operational and financial guidance to startup and mid-stage companies.  Mr. Dobrinsky also served as interim-chief executive officer of KSR, an online national specialty supermarket from June 2009 through September 2010. Mr. Dobrinsky founded GoAmerica (now Purple Communications) in 1996, and from 1996 to June 2008, he served as the chairman of its board of directors. He also served as president of GoAmerica until November 2000 and chief executive officer until January 2003. Mr. Dobrinsky served as chairman of the board of directors of Purple Communications from 2003 through 2009 and rejoined the board of directors in March 2010 as a director. He also serves as a strategic advisor to the board of directors of Purple Communications.  Mr. Dobrinsky was an executive member of the board of directors of RoomLinx, Inc. (OTC QB), a provider of wireless broadband solutions to hotels and conference centers, from June 2004 through November 2006, where he also served as chief executive officer from June 2004 through November 2005. Mr. Dobrinsky has also served as a board advisor and board member for several private companies and non-profit organizations. Mr. Dobrinsky received his BA in Economics and Finance from Yeshiva University and he attended New York University School of Business where he studied Marketing and Finance.

Chris Broderick will serve as the Chief Operating Officer and a director of the Company, effective as the Effective Date.  Mr. Broderick was appointed Chief Operating Officer of SP on October 17, 2012.  Mr. Broderick has 30 years of experience in the telecommunications industry and is responsible for the worldwide network operations of wired and wireless topologies, for voice, data, internet products and services. He is also the operational leader for the development and build-out of SignalPoint’s continued network expansion.  Prior to joining  SignalPoint Mr. Broderick served as Senior Director of Business Client Services for FairPoint Communications from 2008 to 2011.  Mr. Broderick was responsible for Retail Business division, outside sales support, billing, and SMB sales and service across Northern New England.  Previously, Mr. Broderick served as Chief Operating Officer and Vice President of Operations at IntelliSpace & Wave2Wave from February 2000 to January 2008. Mr. Broderick was responsible for the design, implementation and day-to-day U.S. and U.K. operations of the company.  Mr. Broderick spent the majority of his career at New York Telephone, NYNEX, and Bell Atlantic where he was highly successful in running all facets of the telephone company’s Field Operations, Central Offices, including voice/data switching, carrier, and outside plant facilities in New York City business districts.  He also led sales and service “mega” call-center operations, supporting high-volume, complex business accounts.  In addition to his technical background, Mr. Broderick has an extensive education, and implementation skills in quality process management, systems improvement and design. He has utilized his extensive background and success to build SignalPoint into one of the most reliable “Converged Networks” in the USA and abroad.

Executive Employment Arrangements

The employment arrangements between the Company and each of Messrs. Dobrinsky and Broderick have not been finalized as of the date of this Proxy Statement.  The Company will file a Form 8-K once such employment arrangements are finalized.

Corporate Governance and Director Independence

It is currently expected that, immediately after the Merger, the Board will consist of two directors consisting of Messrs. Dobrinsky and Broderick.  The Board currently has an Audit Committee and a Compensation Committee.  The Company and SP have not yet finalized the size and composition of the Board or the committees thereof.  Such information, as well as information regarding board leadership structure and role in risk oversight, will be disclosed on Form 8-K once finalized.

17

Stockholder Communications

Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. Any correspondence received by an individual member of the Board and addressed to the Board as a whole will be forwarded to the other members of the Board.

Lockup, Leak-out and Registration Provisions

The Company, SP and Merger Sub entered into Amendment No. 1 to the Merger Agreement (the “Amendment”) on September 22, 2014.  The Amendment provides that the 11,045,330 additional restricted shares of the Company’s Common Stock to be issued pursuant to the Merger Agreement to the holders of the Company’s Common Stock as of the Effective Time (the “Roomlinx Stockholders”), will be issued in a single stock certificate to the Company’s corporate counsel, as Nominee, for the pro-rata benefit of the Roomlinx Stockholders.

The 6,136,295 restricted shares of Common Stock to be issued pursuant to the Merger Agreement at the Effective Time to Cenfin, a secured lender (but not current stockholder) of the Company, will not be held by the Nominee, but will be subject to the lockup, leak-out and registration provisions as described below.

The Amendment also provides that, immediately following the Effective Time, each holder (“Holder”) of Shares (consisting of (i) the Nominee (for the pro-rata benefit of the Roomlinx Stockholders), (ii) Cenfin and (iii) each holder (each, an “SP Holder”) that, as of immediately prior to the Effective Time, was a holder of outstanding shares of SP common stock), will agree not to sell any Shares held by it for a period of nine months following the Effective Time (the “Lockup Period”).  Pursuant to the Amendment, following the Effective Time but prior to the expiration of the Lockup Period, the Company will prepare and file with the SEC a registration statement covering the resale of Shares (the “Registration Statement”), which Registration Statement will include the Nominee Shares and the additional Shares issued to Cenfin at the Effective Time.

At the end of the Lock-up Period, the lockup restrictions will terminate in their entirety with respect to the Shares held by Cenfin and its Affiliates and the Nominee (for the pro rata benefit of the Roomlinx Stockholders).  At the end of the Lock-up Period, the lockup restrictions will terminate with respect to the Shares held by the SP Holders, provided that the Registration Statement is declared effective by the SEC or the Roomlinx Stockholders as of immediately prior to the Effective Time and Cenfin have the ability to sell their respective Shares without restriction (so long as they are not affiliates of Roomlinx) in accordance with Rule 144 under the Securities Act of 1933, as amended (each, a “Sale Event”).  If, as of the expiration of the Lock-up Period, a Sale Event has not occurred, then the Lock-up Period shall be extended with respect to all SP Holders until a Sale Event occurs.

In addition, each director and officer of the Company and each holder (alone or together with such holder’s affiliates) of more than 5% of the Company’s Common Stock immediately following the Effective Time on a fully diluted basis, and each of their respective affiliates (collectively, the “Insiders”), will agree that, upon expiration of the Lock-up Period (including after any extension thereof as provided above), the sale of Shares by such Insider will be subject to mutually agreed leak-out provisions (the “Leak-out Provisions”).

Escrow Agreement; Transitional Services Agreement

At the Effective Time, the Company and SP will deposit in escrow, with a mutually agreed upon escrow agent, a stock certificate representing the Cardinal Shares owned by the Company, and a stock certificate representing shares of Signal Point Corp. owned by SP (the “Escrowed Certificates”).  Pursuant to an escrow agreement to be entered into among the Company, SP and the escrow agent at the closing of the Merger, the Escrowed Certificates will be held in escrow pending receipt of appropriate approvals with respect to the transactions contemplated by the Merger Agreement by the Federal Communications Commission and the Colorado Public Utility Commission (the “Regulatory Approvals”).

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Upon the receipt of the Regulatory Approvals by no later than ninety (90) days after the closing of the Merger (or such additional time as agreed upon by SP and the Company), the Escrowed Certificates will be released from escrow to the Company and SP.

If the Regulatory Approvals have not been received by the Company on or prior to the 90th day after the closing of the Merger (or such mutually agreed-upon extension), then the Escrowed Certificates will be disbursed as follows:  the certificate evidencing the Cardinal Shares will be delivered by the escrow agent to the pre-Merger management of the Company to be retired, and the certificate evidencing the capital stock of Signal Point Corp. will be delivered by the escrow agent to the pre-Merger management of SP to be retired, or in either case, otherwise disposed of.

The parties to the Merger Agreement and their affiliates also will enter into a transitional services agreement at the closing of the Merger, pursuant to which the parties will agree to the conduct of their respective businesses, until the Regulatory Approvals are received, to ensure compliance with the communications licenses by which the Company’s and SP’s affiliates are bound.

Debt Restructuring Agreement

On June 5, 2009, the Company entered into a Revolving Credit, Security and Warrant Purchase Agreement (as amended, the “Credit Agreement”) with Cenfin, LLC, an entity principally owned by significant shareholders of the Company. The Credit Agreement permits us to borrow up to $25 million until June 5, 2017. Advances must be repaid at the earlier of 5 years from the date of borrowing or at the expiration of the Credit Agreement. The principal balance may be repaid at any time without penalty. Borrowings accrue interest, payable quarterly on the unpaid principal and interest at a rate equal to the Federal Funds Rate at July 15 of each year plus 5% (approximately 5.19% at September 30, 2013). The Credit Agreement is collateralized by substantially all of our assets, and requires the Company to maintain a total outstanding indebtedness to total assets ratio of less than 3 to 1.  On May 3, 2013, the Company and Cenfin executed a fourth amendment to the Credit Agreement which provided Cenfin sole and absolute discretion related to funding any advance requested by the Company.

At or prior to the closing of the Merger, the Company and Roomlinx Sub will enter into a debt restructuring agreement with Cenfin (the “Debt Restructuring Agreement”).  Pursuant to the Debt Restructuring Agreement, (i) Cenfin will consent to the Merger on the terms and conditions set forth in the Merger Agreement, subject to the satisfaction of certain conditions (including receipt of the consideration described in clause (ii) below and receipt of consents from specified parties to the Merger), and (ii) Cenfin will receive at the closing of the Merger, as a principal reduction, $750,000 in immediately available funds, and a number of unregistered shares of Common Stock of the Company equal to 5% of the Company’s Common Stock on a fully diluted basis after giving effect to the Merger, the Restructuring and the Debt Restructuring Agreement.

The Debt Restructuring Agreement will provide that any remaining debt to Cenfin will be secured solely by the assets of Roomlinx Sub (following the Restructuring) and the assets of the Company consisting solely of contracts for which no consent to assignment has been obtained prior to the Effective Time, and otherwise will not be secured by the Company or any other assets of the Company, including assets of any other subsidiaries of the Company.

Stockholders Agreement

Pursuant to the Merger Agreement, each officer and director of the Company, and each holder of at least 10% of the issued and outstanding shares of the Company’s common stock on a fully diluted basis (after giving effect to the Merger, the Restructuring and the Debt Restructuring Agreement) will sign a stockholders agreement, pursuant to which the parties will agree to vote their respective shares of Common Stock to retain an agreed-upon composition of the Board, and certain restrictions to their transfer of shares of Common Stock (including customary tag-along and drag-along rights).

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Dissenters’ Rights

Since the Company is not a party to the Merger between SP and Merger Sub, neither Nevada law nor the Company’s articles of incorporation or bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with the Merger Agreement and transactions contemplated thereby.

Tax Consequences of the Merger

For United States federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368(a) of the Code.  The parties to the Merger Agreement adopted it as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.  The parties to the Merger Agreement will not take a position on any tax return or take any action inconsistent with such treatment unless otherwise required by a governmental entity or taxing authority.  SP and the Company will not take any action that could reasonably be expected to cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code, or fail to take any action the omission of which could reasonably be expected to cause the Merger to fail to so qualify.

Regulatory Matters

In addition to filing a certificate of merger with the Secretary of State of the State of Delaware necessary to effectuate the Merger, the assignment of certain licenses as contemplated by the Merger Agreement and the Transitional Services Agreement is subject to approval by the Federal Communications Commission and the Colorado Public Utility Commission.

Past Contacts, Transactions or Negotiations

The Company engaged AGC Partners in March 2013 to assist the Company in evaluating its strategic alternatives, including a potential sale of the Company, a process which launched in the second quarter of 2013 and resulted in AGC Partners contacting approximately 100 prospective buyers regarding a possible acquisition of the Company.  From these initial contacts, the only term sheet/letter of intent received by the Company in connection with a strategic transaction was from SP.  Aaron Dobrinsky, the current President of SP, was an executive member of the board of directors from June 2004 through November 2006, and he also served as the Company’s chief executive officer from June 2004 through November 2005.  Accordingly, Mr. Dobrinsky was familiar with the Company’s business.  In the months that followed the Company’s introduction to SP in the summer of 2013, the principals continued to have sporadic discussions about a possible transaction.  Those discussions resulted in the execution of the letter of intent between the Company and SP in October 2013.  From October 2013 through the date of the execution of the Merger Agreement, the parties met on a number of occasions and representatives of SP held discussions with the Company’s secured lender and other creditors as well as Hyatt Corporation, the Company’s largest source of revenue.  Those discussions were conducted at the same time that the parties conducted due diligence on each other, and such discussions culminated in the execution of the Merger Agreement.  Upon the closing of the Merger, AGC Partners will be entitled to a fee of approximately $300,000 for its services in connection with the Merger.  We have not requested from AGC Partners, and AGC Partners is not issuing, a fairness opinion in connection with the Merger.

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THE MERGER AGREEMENT

The following is a summary of the material provisions of the Merger Agreement, as amended, a copy of which is attached to this Proxy Statement as  Appendix B. Such summary is qualified by reference to the complete text of the Merger Agreement, which is incorporated herein by reference.

Representations and Warranties

Each of the Company and SP made certain customary representations and warranties to the other in the Merger Agreement, including representations and warranties regarding (i) organization and authorization, (ii) capitalization, (iii) absence of conflicts, (iv) consents and approvals of governmental authorities and third parties, (v) absence of certain changes, (vi) financial information and absence of undisclosed liabilities, (vii) compliance with laws and (viii) the requisite vote of their respective stockholders.  SP also made representations and warranties about, among other things, compliance with communication laws, litigation, intellectual property, contracts, sufficiency of assets and broker’s and finder’s fees.  The Company also made representations and warranties regarding the Company’s filings with the SEC.

Covenants

The Merger Agreement contains customary covenants for a transaction similar to the Merger, including covenants relating the conduct of the respective businesses of the Company and SP, access to information, schedule supplements, notice of certain events and soliciting required consents

Conditions to Closing

Each of the Company’s and SP’s obligation to consummate the Merger is subject to (i) each party obtaining its Requisite Stockholder Vote approving the Merger Agreement and the Restated Articles, (ii) the absence of any legal impediments preventing or restraining the Merger, (iii) the execution and delivery of the Debt Restructuring Agreement by the parties thereto, (iv) the DePalo Debt Conversion, (v) the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to certain materiality qualifiers), (vi) the other party’s performance and satisfaction in all material respects of each of its covenants, agreements and obligations in the Merger Agreement required to be performed and satisfied at or prior to the closing of the Merger, (vii) the assumption of certain liabilities by Roomlinx Sub of third party creditors of the Company, and (viii) the other party’s receipt of certain specific consents (unless waived).

SP’s obligation to consummate the Merger is also subject to certain other conditions, including: (i) the resignation of all current directors, managers and officers of the Company, (ii) the Company and Roomlinx Sub having, as of the closing of the Merger, current cash, cash equivalents, inventory and receivables equal to or greater than current accounts payable (excluding for this calculation any legal fees and expenses incurred by the Company in connection with the Merger and the debt owed by the Company to Cenfin), and (iii) the Company having delivered to SP a letter of transmittal from its transfer agent providing for the exchange of SP shares of common stock for an equal number of shares of the Company’s at the Effective Time, as well as certificates dated as of the closing date representing the shares of Series A Preferred Stock and Series B Preferred Stock of the Company to be issued to the appropriate stockholders at the closing of the Merger.

Termination

The Merger Agreement may be terminated at any time by mutual agreement of the Company and SP.  The Merger Agreement also may be terminated by either party if the Merger has not occurred by November 15, 2014, unless the failure of the Merger to occur by such date shall be due to the failure of the party seeking to terminate the Merger Agreement to perform or comply in all material respects with its covenants and agreements set forth in the Merger Agreement.  In addition, the Merger Agreement may be terminated by either party upon breach by the other party of its covenants, agreements, representations or warranties set forth in the Merger Agreement resulting in the failure of certain closing conditions to be satisfied, unless such breach is capable of being cured and has been cured within 30 days of notice thereof.  The Merger Agreement also may be terminated by either party if a governmental entity issues an order decree, ruling or other action restraining, enjoining or otherwise prohibiting the Merger, or if the Company’s fails to obtain its Requisite Stockholder Vote.

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Indemnification

Subject to the limitations set forth in the Merger Agreement (including limitations as to time and amount), the Company will indemnify, defend and hold harmless SP and its affiliates and their respective members, managers, officers, directors, employees, successors and assigns against and in respect of any and all liabilities, damages, losses, claims, penalties, costs and expenses (including all fines, interest, reasonable legal fees and expenses and amounts paid in settlement but excluding lost profits, consequential, punitive, special or indirect damages) (collectively, “Losses”) that arise from or relate or are attributable to: (i) any misrepresentation in or breach of any representation or warranty of the Company contained in the Merger Agreement; (ii) any breach of any covenant or agreement on the part of the Company set forth in the Merger Agreement or in any other agreement executed in connection therewith to be performed at or prior to the closing of the Merger; (iii) any breach of any covenant or agreement on the part of the Company set forth in the Merger Agreement to be performed after the closing of the Merger; (iv) any liability to brokers retained by the Company in connection with the transactions contemplated by the Merger Agreement; (v) any taxes (x) relating to the operations of the Company prior to the closing of the Merger or (y) shown as due and payable on any final income tax return filed or required to be paid in connection with any audit or other examination by any taxing authority or judicial or administrative proceeding relating thereto; (vi) any claim by any holder of the Company’s Common Stock or derivative securities with respect to the capital stock of the Company or with respect to any indebtedness of the Company existing immediately prior to the closing of the Merger; or (vii) any claim by management employees of the Company with respect to compensation due to them prior to the closing date of the Merger.

Subject to the limitations set forth in the Merger Agreement (including limitations as to time and amount), SP will indemnify and hold harmless the Company and the Company’s stockholders and their respective members, managers, officers, directors, employees, successors and assigns against and in respect of any and all Losses that arise from or relate or are attributable to (i) any misrepresentation in or breach of any representation or warranty of SP contained in the Merger Agreement, (ii) any breach of any covenant or agreement on the part of SP set forth in the Merger Agreement or in any other agreement executed in connection therewith to be performed at or prior to the closing of the Merger, (iii) any breach of any covenant or agreement on the part of SP set forth in the Merger Agreement to be performed after the closing of the Merger or (iv) any liability to brokers retained by SP in connection with the transactions contemplated by the Merger Agreement.

Vote Required and Vote of Majority Stockholders

On March 5, 2014, our Board approved the Merger Agreement and the transactions contemplated thereby, including the Merger.  The approval and adoption of the Merger Agreement and the transactions contemplated thereunder, including the Merger, requires the affirmative vote of stockholders who hold a majority of the outstanding shares of our Common Stock entitled to vote in person or by proxy.  No stock in the Company is entitled to vote as a separate class.

On the date that this Proxy Statement is mailed to our stockholders, the Majority Stockholders shall execute and deliver to the Company proxies voting in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereunder.  Accordingly, the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, is assured, and your vote or proxy is not required to approve this Proposal Five.  Nonetheless, you may vote or submit your proxy with respect to this Proposal Five.

APPROVAL OF THIS PROPOSAL IS CONDITIONED UPON THE APPROVAL OF EACH OTHER PROPOSAL BY THE STOCKHOLDERS OF THE COMPANY AT THE SPECIAL MEETING.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL FIVE TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREUNDER.

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CERTAIN FINANCIAL AND OTHER INFORMATION OF THE COMPANY AND SP

The Company hereby incorporates the financial and other information required by Item 13(a) of Schedule 14A by reference to the following:

●
For information regarding the Company, information contained in the Company’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2013 filed with the SEC on March 31, 2014, and the Company’s Quarterly Report on Form 10-Q for the Fiscal Quarter Ended June 30, 2014 filed with the SEC on August 13, 2014; and

●	For information regarding SP, information contained in the Report of Signal Point Holdings Corp. dated September 25, 2014, attached to this Proxy Statement as Appendix C (the “SP Report”).

The SP Report also contains unaudited pro forma financial statements presenting the combined financial position and results of operations of the Company and SP after giving effect to the Merger as of the dates and for the periods set forth in the SP Report on pages F-66 to F-73.

INFORMATION WITH RESPECT TO SP

The information required by Item 14(c) of Schedule 14A with respect to SP is disclosed in the SP Report, which is incorporated by reference to Appendix C of this Proxy Statement.

INFORMATION WITH RESPECT TO THE COMPANY

Financial statements of the Company required by Item 14(c) of Schedule 14A are attached to this Proxy Statement as Appendix D, which incorporated herein by reference.

DESCRIPTION OF BUSINESS

Some of the statements contained in this Proxy Statement discuss future expectations, contain projections of results of operations or financial condition or state other “forward-looking” information. Those statements include statements regarding the intent, belief or current expectations of the Company and the Company’s management team.  Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements.  In light of the significant risks and uncertainties inherent in the forward-looking statements included in this Proxy Statement, the inclusion of such statements should not be regarded as a representation by the Company or any other person that the Company’s objectives and plans will be achieved.

Background

Roomlinx, Inc. was formed in 1998, is incorporated under the laws of the State of Nevada, and has its headquarters at 11101 W. 120th Avenue, Suite 200, Broomfield, CO 80021.

On October 1, 2010, the Company acquired 100% of the membership interests of Canadian Communications, LLC and its wholly owned subsidiaries, Cardinal Connect, LLC, a non-operating entity, Cardinal Broadband, LLC, and Cardinal Hospitality, Ltd, entity.  The acquisition of Canadian Communications, LLC also included a 50% joint venture interest in Arista Communications, LLC; the Company has maintained this 50% joint venture interest.  Cardinal Broadband operates as a division of the Company.

Cardinal Broadband, LLC, a division of the Company, was formed in 2005 as a Colorado Limited Liability Company.  Pursuant to the acquisition of Canadian Communications, LLC on October 1, 2010, the Company became the 100% member of Cardinal Broadband, LLC.  Subsequent to the acquisition, Cardinal Broadband became a division of the Company.

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Cardinal Broadband offers residential and business customers telecommunication services including telephone, satellite television, and wired and wireless internet access.  Cardinal Broadband is a Certified Local Exchange Carrier (“CLEC”), and as such has a tariff filed with the Colorado Public Utility Commission that allows it to provide traditional land line services throughout Colorado.  Cardinal Broadband offers “bundled” service wherever possible, meaning that they can provide telephone, television, and internet service to the same customer, allowing a single point of contact for customer service and a single invoice for  multiple services.

Arista Communications, LLC

Arista Communications, LLC is a joint venture between Cardinal Broadband and Wiens Real Estate Ventures, LLC, with each entity having a 50% membership interest.

Wiens is the developer of the Arista residential/retail/office development in Broomfield, Colorado.  The joint venture was formed to provide telecommunication services to the Arista community.  Arista Communications provides telephone, television, and internet connectivity to the residents and businesses of the Arista development, including the 1st Bank Center, an 8,000-seat music and sports venue.  The Company owns a 50% membership interest in Arista Communications through its Cardinal Broadband division.  Cardinal Broadband manages the operations of Arista Communications.  The financial statements of Arista Communications, LLC are consolidated with the Company in accordance with ASC Topic 810, Consolidation.

Cardinal Hospitality, Ltd.

Cardinal Hospitality, Ltd. (“CHL”) was formed in September of 2005, and is incorporated in British Columbia, Canada.  Pursuant to the October 1, 2010 acquisition of Canadian Communications, LLC, the Company became the sole shareholder of Cardinal Hospitality, Ltd.  It remains a separate and wholly owned subsidiary of the Company.

CHL supplies video-on-demand services to the hospitality industry.  CHL operates systems throughout Canada.  CHL was formed in 2006 with the acquisition of the proprietary Video-on-Demand (VOD) technology formerly offered through GalaVu Entertainment Networks.  CHL also acquired the existing contracts of GalaVu.  CHL offers a full selection of video-on-demand services and technology; including first non-theatrical release Hollywood motion pictures, adult, and specialty content.

Effective December 20, 2013, the Company cancelled all of CHL’s customer contracts. This resulted in the presentation of discontinued operations in the consolidated statements of comprehensive loss.

Business

The Company’s primary business is focused on providing in-room media, entertainment, and HD television programming solutions along with wired networking solutions and Wireless Fidelity networking solutions, also known as Wi-Fi, for high speed internet access to hotels, resorts, and time share properties. The Company also provides both wired and wireless internet access, HD satellite television service, and telephone service both Plain Old Telephone Service (“POTS”) and Voice over Internet Protocol (“VOIP”), to residential and business customers.

The Company measures its performance and recurring revenue trend based on the number of revenue generating units (“RGUs”) in service.  Regarding the hospitality sector, a hotel room may have one or more RGUs.  An RGU is defined as a product or service for which we invoice the hotel monthly, including interactive television, video on demand, free to guest programming, and high speed internet access.  Residential properties may also have more than one RGU, which includes telephone, internet and television.  As of December 31, 2013, the Company was servicing approximately 64,000 RGUs within the hospitality sector, and 14 residential communities and small businesses representing an additional 2,400 RGUs.

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Our Products and Services

In-room media and entertainment

The Company provides a suite of in-room media and entertainment products and services for hotels, resorts, and time share properties. Products and services included within our in-room media and entertainment offering include our proprietary Interactive TV platform (“iTV”) and on-demand movies.

The Company develops proprietary software and integrates hardware to facilitate the distribution of its Interactive TV platform. With Roomlinx, iTV guests will have access to a robust feature set through the HDTV such as:

●	Internet Apps including Netflix, Pandora, Hulu, YouTube, Facebook, and many more;
●	International and U.S. television programming on demand;
●	Click and Go TV program guide or Interactive Program Guide (“IPG”);
●	Web Games;
●	MP3 player and thumb drive access; and
●	Ability to send directions from the iTV system to a mobile device.

Hotel guests can also easily order room service, interact with hotel associates, make restaurant reservations, edit and print documents as well as gain direct access to local dining, shopping, nightlife, cultural events or attractions all through a dynamic user interface on the TV. The Interactive TV platform integrates the TV and Internet experience.

The Company provides proprietary software, a media console and an extended USB port for the hotel guest, a proprietary wireless keyboard with built-in mouse, and a proprietary remote control with a built in mouse. The Company installs and supports these components.

The Company also supplies video-on-demand services to the hospitality industry. Roomlinx offers a full selection of video-on-demand services and technology; including first non-theatrical release Hollywood motion pictures, adult, and specialty content.

Hotel customers sign long-term service agreements, where we provide the maintenance for the networks, as well as the right to provide value added services over the network.

The Company generates revenue through:

●	On-going connectivity service and support contracts;
●	Network design and installation services;
●	Delivery of content and advertising;
●	Delivery of business and entertainment applications;
●	E-commerce;
●	The customization of its software;
●	Software licensing;
●	Delivery of pay-per-view content; and
●	Sale of video-on-demand systems

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The following are examples of three different custom user interfaces of the Roomlinx Interactive TV platform in use today:

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Free-To-Guest Television Programming (“FTG”).

The Company’s hotel satellite television programming services provide for delivery and viewing of high definition and standard definition television programming for hotels, resorts, and time share properties. The Company installs and provides services that address the entertainment and information needs of hotel guests and resort guests. The Company specializes in providing advanced high definition equipment for delivering digital television programming such as ESPN, HBO, Starz, and other specialty and local channels.

The Company generates revenue through the design and installation of FTG systems, and delivery of television programming fees and/or commissions.  Customers typically pay a one-time fee for the installation of the equipment and then pay monthly programming fees for delivery of a specific TV channel lineup.

Wired Networking Solutions and Wireless Fidelity Networking Solutions.

The Company provides wired networking solutions and wireless fidelity networking solutions, also known as Wi-Fi, for high speed internet access at hotels, resorts, and timeshare locations. The Company installs and creates services that address the productivity and communications needs of hotel, resort, and timeshare guests. We specialize in providing advanced Wi-Fi wireless services such as the wireless standards known as 802.11a/b/g/n/i.

Hotel customers sign long-term service agreements, where we provide the maintenance for the networks, as well as the right to provide value added services over the network.

The Company generates revenue through ongoing connectivity service and support contracts, and network design and installation services. Customers typically pay a one-time fee for the installation of the network and then pay monthly maintenance fees for the upkeep and support of the network.

Residential Media and Communications

The Company provides residential and business customers telecommunication services including telephone, satellite television, and wired and wireless internet access. Telephone service is provided through traditional, analog “twisted pair” lines, as well as digital “VoIP”.  Analog phone service is typically provided via an interconnection agreement with CenturyLink, Inc., which allows the Company to resell CenturyLink service through their wholesale and retail accounts with CenturyLink.  VoIP service is provided at properties where the Company maintains a broadband internet service to the end customer, allowing the Company to provide digital phone service (VoIP) over the same lines as their internet service.

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Television service is typically provided via the Company’s agreements with DISH Network and DirecTV.  Most television service is provided via a head-end distribution system, or an L-Band digital distribution system.   Television service is offered in high definition whenever possible.

Internet service is provided via both wired and wireless network design. The Company provisions and manages broadband access to the residential customers through both wholesale and resale methods.  Wholesale methods exist when the Company owns and controls the internet circuit and resale methods exist when the Company uses an affiliated third party to provide the internet circuit.

The Company generates revenue through:

●	Network design and installation services;
●	Delivery of telephone service (billed monthly);
●	Delivery of Internet service (billed monthly);
●	Delivery of television service (billed by the satellite provider with monthly commissions paid to the Company); and
●	Management fees for the management of affiliated communication systems.

Our Business Strategy

The Company’s goal is to be the leading provider of all facets of in-room entertainment, programming and internet connectivity. We believe that we are developing the scale, capacity, and reach to respond to customers’ needs quickly and that our product offerings differentiate us from other market participants in terms of usability, technical innovation and breadth of offerings.  We believe there has been a fundamental shift in the way people communicate and from where they get their content.  This shift is affecting guest habits within the hotel room. Hotel guests are getting their content from the internet or alternative mobile sources, such as laptops and smartphones.  Roomlinx developed the Interactive TV platform to embrace these changing habits and allow guests easy access to their content, work, and the internet via the in-room flat panel LCD.  We have seen strong usage of the Interactive TV platform at our current hotel installations and we believe there is even greater ability to monetize our Interactive TV platform as we increase hotel penetration and usage.  We believe our Interactive TV platform creates a true differentiation for Roomlinx and we will continue to invest in product enhancements and Interactive TV sales and marketing efforts.  These investments and enhancements will be focused on meeting the desires of hotel guests in a manner consistent with hotel needs.

To this end, our sales and product initiatives are aimed at accelerating market penetration by significantly reducing the cost of installation while still meeting the needs of hotel guests and generating an attractive gross margin.  Roomlinx continues development of its iTV Mobile product and believes it is the next progression in the Roomlinx product offerings.  Roomlinx iTV brings the internet, content and guest services to the hotel room TV, Roomlinx iTV Mobile expands the benefits of iTV to guests’ personal devices.  We believe iTV Mobile will accelerate market penetration by allowing properties to choose between full iTV integration and a more cost effective iTV mobile option.

The Company believes the benefits of iTV Mobile include:

●	Low cost installation option for hotels, which allows for a disruptive business model;
●	Significantly lower cost for Roomlinx to service and support;
●	Expanded market opportunity to attract limited service hotels with a lower cost installation;
●	Rapid installation ensures less “down time” for hotel rooms to be offline;
●	Opportunity to license software allowing for accelerated market penetration;
●	Guest will appreciate multiple options to access media and entertainment through personal devices;
●	Strong recurring revenue model for the Company; and
●	Provides for a new service offering and revenue stream for hotels.

The Company’s strategy is to focus our resources on delivering quality voice, video, data, media and entertainment, advertising, and E-commerce services to the hospitality industry and residential/business customers. We plan to penetrate the hotel, resort, and timeshare verticals through direct sales, channel sales agents, and acquisitions. We plan to continually develop our Interactive TV platform to meet the needs of the ever changing habits of the hotel guest.

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The Company’s objective is to increase our recurring revenues and to generate profits through the installation of our Interactive TV platform, high speed internet products, high definition television, and our video-on-demand products.  Roomlinx’ goal is to be the sole source solution for in-room technology, redefining how hotel guests access content, communicate, and use business tools.

The Company’s residential and business telecommunications division, Cardinal Broadband, will seek to continue to expand its customer base by continuing to market to its current residential properties with the aim to increase its penetration at those properties.

Our short term strategies include the following:

●	We are seeking to grow the number of rooms installed with our Interactive TV platform;
●	We are seeking to grow the number of RGUs under management;
●	We are seeking to attain preferred vendor status or become a brand standard with additional premier hotel brands;
●	We aspire to increase our advertising revenue by leveraging our portfolio of iTV installations;
●	We plan to forge strong business partnerships with Fortune 500 companies that create operational efficiencies and product enhancements;
●	We are seeking to leverage our core competencies by expanding the markets we serve beyond the United States, Canada, Mexico and Aruba into the Middle-East, Africa, Central America and the Caribbean;
●	We anticipate expanding the IP-based services and Interactive TV platform that we offer to include:
➢	Integration with new and ever increasing consumer web applications,
➢	Continued custom integration with the Hotel’s back office applications,
➢	Expanded IP-based advertising through the television and personal devices,
➢	Expanded IP-based E-Commerce through the television and personal devices, and
➢	Growth in our custom software development and professional services revenues;
●	Through acquisition or organic growth we plan to:
➢	Increase our media and entertainment base of customers,
➢	Increase our high speed Internet base of customers,
➢	Explore leveraging our current networks for use by mobile carriers, and
➢	Offer additional synergistic technologies or services that allow us to sell more of our Interactive TV product; and
●	Our longer term strategies include expansion into the European and Asian hotel markets and expansion into additional vertical markets, such as healthcare and high end retirement homes.

To recap we seek to deepen penetration within our installed customer base and expand the breadth of our overall customer base by distinguishing our current and future offerings with value-added solutions through increased marketing activities and continued custom, proprietary software development efforts that enhance the Interactive TV platform.

We cannot assure our investors that we will be successful in attaining these goals or that we will not pursue other strategies when opportunities arise. Capital constraints and competition, among other factors, may preclude us from attaining our goals.

Sales and Marketing

Sales

As of the date of this Proxy Statement, our sales efforts focused on strategic relationships with hardware, software, bandwidth and content providers. These strategic partners stand to benefit by increasing sales of their products and services, or strengthening existing relationships, as a result of pairing their offerings with Roomlinx offerings.  The size and scope of our strategic partners increases visibility and credibility at the corporate level of our brand targets allowing for simultaneous top down and bottom up sales strategies.

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Marketing

We deploy a marketing mix consisting of:

●
Public Relations Programs. Communicate key initiatives, positive results, points of differentiation and promotions through press releases, industry events and key affiliations such as HTNG (Hotel Technology Next Generation) and AHLA (American Hotel and Lodging Association);

●	Direct Marketing Campaigns. Including digital, print and video delivery; and
●
Product Development.  Keeping a pulse on industry needs and wants through continual user research and development projects that result in differentiated products and services that provide financial and brand value to clients.

Operations

We have built a foundation on which to achieve quality customer service and scalability. We have achieved this by building the internal infrastructure, partnerships, and controls to scale quickly and offer quality services within the following areas: system design, system integration, system deployment, software development, project management, technical support, and on-going services.

For our high speed wired and wireless offering we act as a system designer, installer, and integrator that aggregates the products and services required to install wireless high-speed networks and deploys them through a delivery infrastructure that combines in-house technical and RF (radio frequency) experts with select system integrators in the customer’s area. After installation we seek to manage the network under a long-term contract.

For our proprietary Interactive TV platform and video-on-demand offering, we control the development of the product in-house, allowing us to have ultimate control of response time to customer requests for product customization and version updates.  For installation and support we utilize both certified partners and in-house personnel.  We use in-house personnel for project management and pro-active monitoring of our technical components in the field.

For our free-to-guest television programming, we design and deploy these projects using in-house personnel, as well as third party certified companies.  We purchase satellite television programming then resell to our hotel customers as an integrated package with our aforementioned offerings.  Ongoing service and support is provided using in-house resources and certified partners.  We use in-house personnel for project management and pro-active monitoring of our technical components in the field.

For our residential telecommunications offerings, we design and deploy these projects using in-house personnel, as well as outsourcing installation labor as needed.  Ongoing service and support is provided using in-house resources.  Television content and bandwidth provisioning is secured through third party providers.

Competition

Wired and Wireless High-Speed Internet Offering

The market for our high-speed internet (“HSIA”) services has leveled off. Our competitors may use the same products and services in competition with us. With time and capital, it would be possible for competitors to replicate our services and offer similar services at a lower price. We expect that we will compete primarily on the basis of the functionality, breadth, quality and price of our services. Our current and potential competitors include other wireless high-speed internet access providers, such as Guest-Tek, AT&T, Swisscom, and SONIFI (formerly LodgeNet).

Many of our existing and potential competitors may have greater financial, technical, marketing and distribution resources than we do. Additionally, many of these companies may have greater name recognition and more established relationships with our target customers.  However, with our FTG and iTV products we are able to offer HSIA services as part of a larger bundle of value services.

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Media and Entertainment

The current market conditions for Interactive TV services are evolving.  The demand for internet content continues to increase.  Many of our key competitors offer an interactive solution that delivers TV services via IP (Internet Protocol), interactive local information, and traditional VOD; however delivering internet content to the television continues to be a key differentiator for Roomlinx.

The market for free to guest services in the hospitality industry is strong, and we believe it will remain strong for the future due to the demand for HD content.   We continue to win customers by being a single source for all of a hotel’s telecommunication needs and offering our value added iTV platform.

Key competitors include: Guestek, SONIFI, Swisscom and Quadriga.

Residential and Business Telecommunications

This market is served by multiple competitors, primarily the Incumbent Local Exchange Carriers (ILECs) (CenturyLink), the cable company (Comcast), and multiple small independent companies providing individual television, telephone, and internet services.  We believe we will continue to gain customers by distinguishing ourselves from our competitors by superior service and competitive pricing.  Sometimes we gain a competitive advantage because we are not an ILEC or large cable company, as many customers prefer a company who is not so large and can give customized attention to their individual needs.

Many of our existing and potential competitors may have greater financial, technical, marketing and distribution resources than we do. Additionally, many of these companies may have greater name recognition and more established relationships with our target customers.

Product Development

We seek to continually enhance the features and performance of our existing products and services. In addition, we are continuing to evaluate new products to meet our customers’ expectations of ongoing innovation and enhancements.

Our ability to meet our customers’ expectations depends on a number of factors, including our ability to identify and respond to emerging technological trends in our target markets, develop and maintain competitive products, enhance our existing products by adding features and functionality that differentiate them from those of our competitors and offering products on a timely basis and at competitive prices. Consequently, we have made, and we intend to continue to make, investments in product development.

Patents and Trademarks

We own the registered trademarks of “SuiteSpeed®,” “SmartRoom®,” and “Roomlinx®.” We also have proprietary processes and other trade secrets that we utilize in our business.

Employees

As of September 18, 2014 we had a total of 43 full-time personnel and one part-time employee. None of our employees are covered by a collective bargaining agreement. .

Environmental Matters

We believe that we are in compliance with all current federal and state environmental laws and currently have no costs associated with compliance with environmental laws or regulations.

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DESCRIPTION OF PROPERTY

The Company leases its principal offices, which are located at 11101 W. 120th Avenue, Suite 200, Broomfield, CO 80021, consisting of approximately 10,500 square feet.

LEGAL PROCEEDINGS

The Company is in receipt of a request for indemnification from Hyatt in connection with a case brought in US Federal Court in California by Ameranth, Inc., against, among others, Hyatt.  In connection with such case, the plaintiffs have identified the Company’s e-concierge software as allegedly infringing Ameranth’s patents.  The Company licenses the e-concierge software from a third party and accordingly has made a corresponding indemnification request to such third party.  The Company believes that any such claim may also be covered by the Company’s liability insurance coverage and accordingly the Company does not expect that this matter will result in any material liability to the Company.

The Company is in receipt of a District Court Civil Summons, dated August 23, 2013, in the matter of “ScanSource v. Roomlinx, Inc.”, commenced in the District Court of Greenville County, South Carolina.  The plaintiffs in such action claim that the Company owes them approximately $473,000 with respect to inventory which the Company purchased. The amount is recorded in accounts payable in the accompanying consolidated balance sheets as of June 30, 2014 and December 31, 2013.   The Company intends to pursue a settlement of all claims.

The Company is in receipt of a letter from the BSA Software Alliance (“BSA”) in connection with copyright infringement of computer software products alleging the unauthorized duplication of various computer software products.  BSA has threatened to file an action against the Company if it does not timely respond to its request for an internal audit.  The Company intends to review BSA’s claims and respond appropriately.

The Company is in receipt of a District Court Civil Summons, dated July 21, 2014, in the matter of “Arrow Electronics, Inc. v. Roomlinx, Inc., d/b/a Cardinal Broadband, d/b/a Roomlinx,” commenced in the District Court of Broomfield County, Colorado.  The plaintiff in such action claims that the Company owes it approximately $85,000 with respect to goods sold and delivered and/or services rendered to the Company by the plaintiff.  The Company has accrued for this liability on its financial statements but believes that it has meritorious defenses and counterclaims with respect to the Arrow action, and intends to pursue a settlement of all claims in such action.

Other than the foregoing, no material legal proceedings to which the Company (or any officer or director of the Company, or any affiliate or owner of record or beneficially of more than five percent of the Common Stock, to management’s knowledge) is party to or to which the property of the Company is subject is pending, and no such material proceeding is known by management of the Company to be contemplated.

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MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company’s Common Stock trades on the OTC-Bulletin Board under the symbol “RMLX”.  The Company’s Class A Preferred Stock trades on the OTC-Bulletin Board under the symbol “RMLXP”. For the periods indicated, the following table sets forth the high and low bid quotations for our Common Stock and Class A Preferred Stock as reported by the National Quotation Bureau, Inc. The quotations represent inter-dealer quotations without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

SYMBOL	TIME PERIOD	LOW	HIGH

RMLX	January 1, - March 31, 2012	$2.25	$4.80
	April 1, - June 30, 2012	$2.15	$3.50
	July 1, - September 30, 2012	$2.30	$3.98
	October 1, - December 31, 2012	$1.80	$2.75

	January 1, - March 31, 2013	$1.15	$2.39
	April 1, - June 30, 2013	$0.52	$1.90
	July 1, - September 30, 2013	$0.11	$0.65
	October 1, - December 31, 2013	$0.03	$0.34

	January 1, - March 31, 2014	$0.09	$0.40
	April 1, - June 30, 2014	$0.20	$0.30

RMLXP	January 1, - March 31, 2012	$0.10	$0.10
	April 1, - June 30, 2012	$0.10	$0.10
	July 1, - September 30, 2012	$0.10	$0.12
	October 1, - December 31, 2012	$0.05	$0.12

	January 1, - March 31, 2013	$0.10	$0.20
	April 1, - June 30, 2013	$0.10	$0.20
	July 1, - September 30, 2013	$0.10	$0.11
	October 1, - December 31, 2013	$0.10	$0.10

	January 1, - March 31, 2014	$0.10	$0.14
	April 1, - June 30, 2014	$0.21	$0.26

The closing bid for the Company’s Common Stock on the OTC-Bulletin Board on September 22, 2014 was $0.13. Stockholders are urged to obtain current market quotations for our common stock.  As of September 22, 2014, 6,429,413 shares of Common Stock were issued and outstanding which were held of record by 156 stockholders.  As of September 17, 2014, 720,000 shares of Class A Preferred Stock were issued and outstanding which were held of record by approximately 40 shareholders.

Dividends

The Company has not paid any cash dividends on its stock. Dividends may not be paid on the common stock while there are accrued but unpaid dividends on the Class A Preferred Stock, which bears a 9% cumulative dividend. As of December 31, 2013 accumulated but unpaid Class A Preferred Stock dividends aggregated $198,120. Payments must come from funds legally available for dividend payments.  It is the current intention of the Company to retain any earnings in the foreseeable future to finance the growth and development of its business and not pay dividends on the common stock.

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Performance Graph

The following graph compares the percentage change in the Company’s cumulative total stockholder return on its common stock with (i) the cumulative total return of the NASDAQ Market Index and (ii) the cumulative total return of all companies (the “Peer Group”) with the same four-digit standard industrial code (“SIC”) as the Company (SIC 4841 – Cable and Other Pay Television Services over the period and SIC 4899 – Communication Services, NEC) over the period from January 1, 2008 through December 31, 2013.  The graph assumes an initial investment of $100 in each of the Company, the NASDAQ Market Index and the Peer Group and reinvestment of dividends. The Company did not declare or pay any dividends on its common stock in 2012. The graph is not necessarily indicative of future price performance.

Footnotes:
$100 invested on 01/01/08 in stock or index, including reinvestment of dividends.
Fiscal years ended December 31.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the consolidated financial statements and related notes thereto included in the Company’s December 31, 2013 Annual Report on Form 10-K, filed with the SEC and with the unaudited interim financial statements and related notes thereto presented in the Company’s June 30, 2014 Quarterly Report on Form 10-Q, as well as the Company’s reports on Form 8-K and other SEC filings.

Forward-Looking Statements

This Proxy Statement contains or incorporates forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Statements regarding future events, developments, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. We develop forward-looking statements by combining currently available information with our beliefs and assumptions. These statements relate to future events, including our future performance, and management’s expectations, beliefs, intentions, plans or projections relating to the future and some of these statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “seeks,” “future,” “continue,” “contemplate,” “would,” “will,” “may,” “should,” and the negative or other variations of those terms or comparable terminology or by discussion of strategy, plans, opportunities or intentions. As a result, actual results, performance or achievements may vary materially from those anticipated by the forward-looking statements. These statements include, among others:

- statements concerning the benefits that we expect will result from our business activities and results of exploration that we contemplate or have completed, such as increased revenues; and
- statements of our expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts.

Among the factors that could cause actual results, performance or achievements to differ materially from those indicated by such forward-looking statements are:

●	the failure of the Company to consummate the Merger;
●
the continued suspension of certain obligations of the Company and Hyatt pursuant to the MSA or the removal of such obligations from the MSA and the restructure or release of the obligations of certain Hyatt hotels to install the Company’s iTV product;

●	the Company’s successful implementation of new products and services (either generally or with specific key customers);
●	the Company’s ability to satisfy the contractual terms of key customer contracts;
●	the risk that we will not achieve the strategic benefits of the acquisition of Canadian Communications;
●
demand for the new products and services, the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that our products will not achieve or sustain market acceptance;

●	unexpected changes in technologies and technological advances and ability to commercialize and manufacture products;
●	the timing, cost and success or failure of new product and service introductions, development and product upgrade releases;
●	the Company’s ability to successfully compete against competitors offering similar products and services;
●	the ability to obtain adequate financing in the future;
●	the Company’s ability to establish and maintain strategic relationships, including the risk that key customer contracts may be terminated before their full term;
●	general economic and business conditions;
●	errors or similar problems in our products, including product liabilities;
●	the outcome of any legal proceeding that has been or may be instituted against us and others and changes in, or failure to comply with, governmental regulations;

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●	our ability to attract and retain qualified personnel;
●	maintaining our intellectual property rights and litigation involving intellectual property rights;
●	legislative, regulatory and economic developments;
●	risks related to third-party suppliers and our ability to obtain, use or successfully integrate third-party licensed technology;
●	breach of our security by third parties; and
●	those factors discussed in “Risk Factors” in our periodic filings with the SEC.

We make these statements under the protection afforded by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Because forward-looking statements are subject to assumptions and uncertainties, actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements. Stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date such statements are made. Except to the extent required by applicable law or regulation, Roomlinx undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

General

Currently we offer the following services to our customers:

●	Site-specific determination of needs and requirements;
●	Design and installation of the wireless or wired network;
●	Customized development, design and installation of a media and entertainment system;
●	IP-based delivery of on-demand high-definition and standard-definition programming including Hollywood, Adult, and specialty content;
●	Delivery of free-to-guest (“FTG”) television programming via satellite;
●	Delivery of an interactive (“click and go”) programming guide;
●	Full maintenance and support of the network and Interactive TV product;
●	Technical support to assist guests, hotel staff, and residential and business customers, 24 hours a day, 7 days a week, 365 days a year;
●	Delivery of an advertising and E-commerce platform through iTV.

For an overview and descriptions of the Company’s services, see the section entitled “Description of Business.”

Trends and Business Outlook

The Company believes there has been a fundamental shift in the way people communicate and from where they get their content.  This shift is affecting guest habits within the hotel room.  Hotel guests are getting their content from the internet or alternative mobile sources, such as laptops and smartphones.  Roomlinx developed the Interactive TV platform to embrace these changing habits and allow guests easy access to their content, work, and the internet via the in-room flat panel LCD.   The majority of Roomlinx’s growth in 2013 recurring revenues can be attributed to sales of our Interactive TV product, high speed internet services and free-to-guest TV programming. We have seen strong usage of the Interactive TV platform at our current hotel installations and we believe there is even greater ability to monetize our Interactive TV platform as we increase hotel penetration and usage.  We believe our Interactive TV platform creates a true differentiation for Roomlinx and we will continue to invest in product enhancements and Interactive TV sales and marketing efforts.

Although our current results demonstrate the success of our initial efforts, general economic conditions, aged hotel infrastructure, and market uncertainty may still negatively affect our financial results in future periods.  We anticipate that the rate of installations will become more predictable however may vary from quarter to quarter.  Consequently, if anticipated installations and shipments in any quarter do not occur when expected, expenses and inventory levels could be disproportionately high, and our operating results for that quarter and future quarters may be adversely affected.  Further, given the lag between the incurrence of expenses in connection with hotel installations, we anticipate that, while we will see organic growth that positions us for future profitability, our costs of sales and other operating expenses may exceed our revenues in the near term.  We have incurred operating losses since our inception.

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Critical Accounting Policies and Estimates

Management’s Discussion and Analysis of Financial Condition and Results of Operations discuss our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and the related disclosures of contingent assets and liabilities. On an on-going basis, management evaluates its estimates and judgments, including those related to revenue recognition, allowance for doubtful accounts and property and equipment valuation. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions and conditions.

Management believes the following critical accounting policies, among others, affect its more significant judgments and estimates used in the preparation of its consolidated financial statements.

The Company enters into contractual arrangements to provide multiple deliverables which may include some or all of the following - systems installations and a variety of services related to high speed internet access, free-to-guest programming, video on demand, and iTV as well as residential phone, internet and television.  Each of these elements must be identified and individually evaluated for separation. The term “element” is used interchangeably with the term “deliverable” and the Company considers the facts and circumstances as it relates to its performance obligations in the arrangement and includes product and service elements, a license or right to use an asset, and other obligations negotiated for and assumed in the agreement.  Analyzing an arrangement to identify all of the elements requires the use of judgment, however, once the deliverables have been identified, the Relative Fair Value of each Element was determined under the concept of Relative Selling Price (RSP) for which the Company applied the hierarchy of selling price under ASU Topic 650.

The effect of application of this standard may be to defer revenue recognition for installations across the service period of the contract and to re-allocate and/or defer revenue recognition across various service arrangements.

In order to promote the Interactive TV platform, Roomlinx has agreed to provide certain customers with direct sales-type lease financing to cover the cost of installation.  These transactions result in the recognition of revenue and associated costs in full upon the customer’s acceptance of the installation project and give rise to a lease receivable and unearned income.

We estimate the collectability of our trade receivables. A considerable amount of judgment is required in assessing the ultimate realization of these receivables, including analysis of historical collection rates and the current credit-worthiness of significant customers.

Inventory includes materials on-hand at our warehouses as well as the cost of hardware, software, and labor which has been incurred by us for installation at our customer’s property, but has not been accepted by the customer.

Since inception, we have accumulated substantial net operating loss carry forwards for tax purposes.  There are statutory limitations on our ability to realize any future benefit from these potential tax assets and we are uncertain as to whether we will ever utilize the tax loss carry forwards.  Accordingly, we have recorded a valuation allowance to offset the deferred tax asset.

The Company provides compensation costs for our stock option plans determined in accordance with the fair value based method to estimate the fair value of each stock option at the grant date by using the Black-Scholes option-pricing model and provide for expense recognition over the service period, if any, of the stock option.

In connection with the sale of debt or equity instruments, we may sell options or warrants to purchase our common stock. In certain circumstances, these options or warrants may be classified as derivative liabilities, rather than as equity. Additionally, the debt or equity instruments may contain embedded derivative instruments, such as conversion options, which in certain circumstances may be required to be bifurcated from the associated host instrument and accounted for separately as a derivative instrument liability.

Management has evaluated recently issued pronouncements of various authoritative accounting organizations, primarily the Financial Accounting Standards Board (“FASB”), the SEC, and the Emerging Issues Task Force (“EITF”) to determine their applicability and does not believe that any of these pronouncements will have a significant impact on the Company’s financial statements.

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Results of Operations

The Company measures its performance and recurring revenue trend based on the number of RGUs in service.  Regarding the hospitality sector, a hotel room may have one or more RGUs.  An RGU is defined as a product or service for which we invoice the hotel monthly, including interactive television, video on demand, free to guest programming, and high speed internet access.  Residential properties may also have more than one RGU, which includes telephone, internet and television.  As of June 30, 2014 the Company was servicing approximately 63,000 RGUs within the hospitality sector representing a net decrease of 600 RGUs or 10%, within the hospitality sector over the twelve months ended June 30, 2014, and 16 residential communities and small businesses, representing an additional 3,200 RGUs.

Three Months Ended June 30, 2014 Compared To Three Months Ended June 30, 2013

During the year ended December 31, 2013, the Company realized a loss on discontinued operations related to the determination to cancel hospitality contracts serviced by Cardinal Hospitality, Ltd., a wholly-owned subsidiary (see note 10 of the financial statements) as of December 20, 2013.  The cancellation of these contracts was based on an analysis by the Company whereby it was determined that the continuing decline of recurring revenues associated with the CHL VOD product were generating losses at the individual property level.  Accordingly the Company determined to eliminate these contracts.  Under ASC 360-10, the consolidated comprehensive statement of loss for the three and six months ended June 30, 2013 has been reclassified to be consistent with the presentation for the three and six months ended June 30, 2014.

Our revenues for the three months ended June 30, 2014 and 2013 were $1,896,412 and $2,343,810 respectively, a decrease of $447,398 or 19%, reflecting an increase in hospitality recurring service revenue of approximately $120,000, or 10%, a decrease in product and installation revenue of approximately $536,000 of 58%, and a decrease in residential recurring revenue of approximately $32,000, or 15%.  The increase in hospitality recurring revenue was attributable to the net increase in RGUs over the twelve months ended June 30, 2014.  We believe the decline in residential recurring revenue relates to a reduction in use of traditional phone lines and increased competition.

Direct costs exclusive of operating expenses and depreciation (“direct costs”) for the three months ended June 30, 2014 and 2013 were $1,183,156 and $1,722,675 respectively, a decrease of $539,519 or 31%.  Direct costs of hospitality decreased approximately $516,000 or 33%, primarily related to the reduction in the installation of equipment. Direct costs of residential services had a net decrease of approximately $24,000.

Hospitality

The hospitality segment includes hotel and meeting rooms in the following geographic segments: United States and Foreign.  As of June 30, 2014 and 2013, Foreign included Canada, Mexico and Aruba.  The products offered under our hospitality segment include the installation of, and the support and service of, high-speed internet access, interactive TV services, free to guest programming, and on-demand programming, as well as advertising and e-commerce products.  Effective December 20, 2013, substantially all Canadian and Aruba hospitality contracts serviced by CHL were cancelled by Roomlinx, as more fully discussed in note 7 of the financial statements.

United States: US hospitality revenue for the three months ended June 30, 2014 and 2013 was $1,697,670 and $1,961,059 respectively, a decrease of $263,389 or 13%. This decrease consists of a decrease in installation revenue of approximately $399,000 or 50%, offset by an increase in recurring service revenue of approximately $136,000, or 12%.

Foreign: Foreign hospitality revenue for the three months ended June 30, 2014 and 2013 was $12,698 and $164,912, respectively, a decrease of $152,214 or 92%.  This decrease is primarily due to approximately $137,000 of installation revenue in 2013 compared to none in 2014.  The remaining decrease is attributable to the cancelation of service contracts related to VOD revenues which the Company determined were no longer profitable.

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Residential

Our residential segment includes multi-dwelling unit and business customers in the United States.  The products offered include the installation of, and the support and service of, telephone, internet, and television services.

Residential revenue for the three months ended June 30, 2014 and 2013 was $186,044 and $217,839 respectively, a decrease of $31,795 or 15%. We believe the decline in recurring revenue relates to a reduction in use of traditional phone lines and increased competition.

Operational Expenses

Total operating expense for the three months ended June 30, 2014 and 2013 was $964,300 and $1,205,651, a decrease of $241,351 or 20%.  This decrease is primarily due to a cost reduction and containment program wherein the Company realized a 9% decrease in personnel, reducing payroll and related costs approximately $240,000, and a net decline in various operating expenses of approximately $6,000.

Our operations department expense decreased $20,936, or 8%, to $250,729 in the three months ended June 30, 2014 compared to the same period in 2013.  This decrease is primarily due to a decrease in personnel, reducing payroll and related costs approximately $26,000 and an increase of approximately $5,000 in various operating costs.

Our product development department expense decreased $59,962, or 31%, to $135,295 in the three months ended June 30, 2014 compared to same period in 2013.  This decrease is primarily due to a decrease in personnel, reducing payroll and related costs approximately $64,000 and an increase of approximately $4,000 in various operating costs.

Our selling, general and administrative expenses decreased $147,206 or 22% to $527,087 in the three months ended June 30, 2014 compared to the same period in 2013.  This decrease is primarily attributable to approximate fluctuations as follows: (i) payroll and related costs, including stock based compensation decreased $150,000, (ii) professional fees decreased $42,000, and (iii) marketing costs decreased $23,000; offset by an increase in bad debt expense of $59,000.

Depreciation expense for the three months ended June 30, 2014 and 2013 was $51,189 and $64,436 respectively.

Our operating loss for the three months ended June 30, 2014 and 2013 was $251,044 and $584,516 respectively, a decrease of $333,472 or 57%.  This decrease is primarily attributable to cost savings achieved through the Company’s 2013 cost reduction and containment program.  For the three months ended June 30, 2014 and 2013, continuing operational expenses, which consist of operating, product development, and selling, general and administrative costs, decreased 15% as a percentage of recurring revenue to 61% in 2014 compared to 81% in 2013.

Non-Operating

For the three months ended June 30, 2014 and 2013, our non-operating income was $95,821 and $48,234 respectively.  The increase of $47,587 is primarily due to a gain recorded on the settlement of previously recorded liabilities and a decline in interest income earned on lease receivables as a result of (i) less properties under lease as of June 30, 2014 as compared to June 30, 2013 and (ii) under the imputed interest method, the recognition of interest income declines over time.

Our non-operating expenses for the three months ended June 30, 2014 and 2013 were $146,326 and $144,064 respectively, an increase of $2,262.  Non-operating expenses are primarily interest expense and the fluctuation is attributable to the maturity of various notes and capital lease obligations in 2013.

Discontinued operations are the result of the termination of all CHL contracts on December 20, 2013.  Under ASC 360-10, the consolidated statements of comprehensive income have been reclassified for the three months ended June 30, 2014 and 2013, to identify a loss on discontinued operations of $46,657 and $38,744 respectively.

For the three months ended June 30, 2014, we reported a net loss of $348,206, compared to a net loss of $719,090 for the three months ended June 30, 2013, a reduction of net loss of $370,884, or 52%.  This decrease is primarily attributable to cost savings achieved through the Company’s 2013 cost reduction and containment program as discussed under Operational Expenses above and the elimination of the increased loss from discontinued operations approximating $8,000.

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Six Months Ended June 30, 2014 Compared To Six Months Ended June 30, 2013

During the year ended December 31, 2013, the Company realized a loss on discontinued operations related to the determination to cancel hospitality contracts serviced by Cardinal Hospitality, Ltd., a wholly-owned subsidiary (see note 7 of the financial statements) as of December 20, 2013.  The cancellation of these contracts was based on an analysis by the Company whereby it was determined that the continuing decline of recurring revenues associated with the CHL VOD product were generating losses at the individual property level.  Accordingly the Company determined to eliminate these contracts.  Under ASC 360-10, the consolidated comprehensive statement of loss for the six months ended June 30, 2013 has been reclassified to be consistent with the presentation for the six months ended June 30, 2014.

Our revenues for the six months ended June 30, 2014 and 2013 were $3,526,569 and $4,356,135 respectively, a decrease of $829,566 or 19%, reflecting an increase in hospitality recurring service revenue of approximately $189,000, or 8%, a decrease in product and installation revenue of approximately $957,000, or 65%, and a decrease in residential recurring revenue of approximately $61,000, or 14%.  The increase in hospitality recurring revenue was attributable to the net increase in RGUs over the twelve months ended June 30, 2014.  We believe the decline in residential recurring revenue relates to a reduction in use of traditional phone lines and increased competition.

Direct costs exclusive of operating expenses and depreciation (“direct costs”) for the six months ended June 30, 2014 and 2013 were $2,234,973 and $3,355,935 respectively, a decrease of $1,120,962 or 33%.  Direct costs of hospitality decreased approximately $1,080,000 or 36%, primarily related to the reduction in the installation of equipment. Direct costs of residential had a net decrease of approximately $44,000. w

Hospitality

The hospitality segment includes hotel and meeting rooms in the following geographic segments: United States and Foreign.  As of June 30, 2014 and 2013, Foreign included Canada, Mexico and Aruba.  The products offered under our hospitality segment include the installation of, and the support and service of, high-speed internet access, interactive TV services, free to guest programming, and on-demand programming, as well as advertising and e-commerce products.  Effective December 20, 2013, substantially all Canadian and Aruba hospitality contracts serviced by CHL were cancelled by Roomlinx, as more fully discussed in note 7 of the financial statements.

United States: US hospitality revenue for the six months ended June 30, 2014 and 2013 was $3,125,801 and $3,712,717 respectively, a decrease of $586,916 or 16%. This decrease consists of a decrease in installation revenue of approximately $820,000 or 61%, offset by an increase in recurring service revenue of approximately $233,000, or 10%.

Foreign: Foreign hospitality revenue for the six months ended June 30, 2014 and 2013 was $26,450 and $208,101, respectively, a decrease of $181,651 or 87%.  This decrease is primarily due to approximately $137,000 of installation revenue in 2013 compared to none in 2014.  The remaining decrease is attributable to the cancelation of service contracts related to VOD revenues which the Company determined were no longer profitable.

Residential

Our residential segment includes multi-dwelling unit and business customers in the United States.  The products offered include the installation of, and the support and service of, telephone, internet, and television services.

Residential revenue for the six months ended June 30, 2014 and 2013 was $374,318 and $435,317 respectively, a decrease of $60,999 or 14%. We believe the decline in recurring revenue relates to a reduction in use of traditional phone lines and increased competition.

Operational Expenses

Total operating expense for the six months ended June 30, 2014 and 2013 was $1,971,289 and $2,813,366, a decrease of $842,077 or 30%.  This decrease is primarily due to a cost reduction and containment program wherein the Company realized a 34% decrease in personnel, reducing payroll and related costs approximately $497,000, and a net decline in various operating expenses of approximately $19,000.

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Our operations department expense decreased $293,288, or 37%, to $502,942 in the six months ended June 30, 2014 compared to the same period in 2013.  This decrease is primarily due to a decrease in personnel, reducing payroll and related costs approximately $288,000.

Our product development department expense decreased $193,862, or 41%, to $279,687 in the six months ended June 30, 2014 compared to same period in 2013.  This decrease is primarily due to a decrease in personnel, reducing payroll and related costs approximately $191,000.

Our selling, general and administrative expenses decreased $342,618 or 24% to $1,072,116 in the six months ended June 30, 2014 compared to the same period in 2013.  This decrease is primarily attributable to approximate fluctuations as follows: (i) payroll and related costs, including stock based compensation decreased $198,000, (ii) professional fees decreased $94,000, offset by an increase in bad debt expense of $129,000 and a net increase in various operating costs of $6,000.

Depreciation expense for the six months ended June 30, 2014 and 2013 was $116,544 and $128,853 respectively.

Our operating loss for the six months ended June 30, 2014 and 2013 was $679,693 and $1,813,166 respectively, a decrease of $1,133,473 or 63%.  This decrease is primarily attributable to cost savings achieved through the Company’s 2013 cost reduction and containment program.  For the six months ended June 30, 2014 and 2013, continuing operational expenses, which consist of operating, product development, and selling, general and administrative costs, decreased 31% as a percentage of recurring revenue to 62% in 2014 compared to 93% in 2013.

Non-Operating

For the six months ended June 30, 2014 and 2013, our non-operating income was $137,524 and $100,960 respectively.  The increase of $36,564 is primarily due to a gain recorded on the settlement of previously recorded liabilities and a decline in interest income earned on lease receivables as a result of (i) less properties under lease as of June 30, 2014 as compared to June 30, 2013 and (ii) under the imputed interest method, the recognition of interest income declines over time.

Our non-operating expenses for the six months ended June 30, 2014 and 2013 were $298,758 and $297,757 respectively, an increase of $1,001.  Non-operating expenses are primarily interest expense and the fluctuation is attributable to the maturity of various notes and capital lease obligations in 2013.

Discontinued operations are the result of the termination of all CHL contracts on December 20, 2013.  Under ASC 360-10, the consolidated statements of comprehensive income have been reclassified for the six months ended June 30, 2014, to identify a loss on discontinued operations of $107,686.

For the six months ended June 30, 2014, we reported a net loss of $887,584, compared to a net loss of $2,117,649 for the six months ended June 30, 2013, a reduction of net loss of $1,230,065 or 58%.  This decrease is primarily attributable to cost savings achieved through the Company’s 2013 cost reduction and containment program as discussed under Operational Expenses above and the elimination of the reduced loss from discontinued operations approximating $61,000.

Year Ended December 31, 2013 Compared To Year Ended December 31, 2012

During the year ended December 31, 2013, the Company realized a loss on discontinued operations related to the determination to cancel hospitality contracts serviced by Cardinal Hospitality, Ltd., a wholly-owned subsidiary (see note 10 of the financial statements) as of December 20, 2013.  The cancellation of these contracts was based on an analysis by the Company whereby it was determined that the continuing decline of recurring revenues associated with the CHL VOD product were generating losses at the individual property level.  Accordingly the Company determined to eliminate these contracts.  Under ASC 360-10, the consolidated comprehensive statement of loss for the year ended December 31, 2012 has been reclassified to be consistent with the presentation for the year ended December 31, 2013.

41

Our revenues for the years ended December 31, 2013 and 2012 were $9,448,543 and $13,003,915 respectively, a decrease of $3,555,372, or 27%, reflecting a decrease in installation revenue of approximately $5,600,000 and an increase in recurring revenue of approximately $1,925,000.  Substantially all of the changes in revenue were attributable to the Hyatt MSA.  The decrease in installation revenue was primarily realized in the fourth quarter of 2013 vs 2012, when the Company installed approximately 1,700 RGU’s in 2013 vs 20,000 RGU’s in 2012, the result of Hyatt and Roomlinx agreeing to slow installations of the iTV product at the end of 2012.  The increase in annual recurring revenue reflects the substantial number of hotel installations in 2012 and 2013, generating an increase of approximately $1,975,000.

Direct costs exclusive of operating expenses for the years ended December 31, 2013 and 2012 were $6,880,509 and $11,875,850 respectively, a decrease of $4,995,251, or 42%.  Installation direct costs decreased approximately $6,200,000 and include the cost of equipment, warehousing and freight, 3rd party labor, transportation costs and direct payroll costs. Recurring direct costs increased approximately $1,100,000 and primarily include the costs of our 24x7 call center, free to guest programming, pay per view content and 3rd party labor.  This cost increase was due to the increase in recurring revenue.

Hospitality

The hospitality segment includes hotel and meeting rooms in the following geographic segments: United States, Canada, and Other Foreign.  As of December 31, 2013, Other Foreign included Mexico and Aruba.  The products offered under our hospitality segment include the installation of, and the support and service of, high-speed internet access, interactive TV services, video-on-demand, free to guest programming, and, advertising and e-commerce products.  Effective December 20, 2013, Canadian and Aruba hospitality contracts serviced by CHL were cancelled by Roomlinx, as more fully discussed in note 10 of the financial statements.

United States: US hospitality revenue for the year ended December 31, 2013 and 2012 was $8,050,570 and $11,922,741 respectively, a decrease of $3,872,171 or 32%.  This decrease consists of approximately $5,900,000 of installation revenue and an increase in recurring revenue of $2,025,000 or 70%.  As of December 31, 2013 and 2012, the Company had approximately 64,000 and 43,500 RGUs in service.  Substantially all of the increased revenue was attributable to the Hyatt MSA.

Canada: Canadian hospitality revenue for the year ended December 31, 2013 and 2012 was $360,977 and $41,873 respectively, an increase of $319,104.  This increase is primarily due to installation revenue of approximately $282,000 in 2013 vs $0 in 2012.  Recurring revenue increased from approximately $42,000 to $79,000, or $37,000 as a result of 2013 installations.

Other Foreign: Other foreign hospitality revenue for the years ended December 31, 2013 and 2012 was $175,002 and $124,247 respectively, an increase of $50,775 or 41%.  This increase is primarily due to installation revenue of approximately $137,000 in 2013.  Recurring revenue decreased from approximately $124,000 to $38,000, the result of cancelling a contract with a resort hotel.

Residential

Our residential segment includes multi-dwelling unit and business customers in the United States.  The products offered include the installation of, and the support and service of, telephone, internet, and television services.

Residential revenue for the year ended December 31, 2013 and 2012 was $861,994 and $915,054 respectively, a decrease of $53,060 or 6%.  We believe the decline in recurring revenue relates to a reduction in use of traditional phone lines and increased competition.

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Operational Expenses

Total operating expenses for the years ended December 31, 2013 and 2012 were $5,836,664 and $6,955,509 respectively, for a net decrease of $1,118,845, comprised of a decrease of $1,951,274 in continuing costs of operations less a loss on asset impairment of $832,429. The decrease in operating costs is primarily due to a cost reduction and containment program generating a savings of approximately $1,525,000, the result of a 37% decrease in personnel, reducing payroll and related costs of approximately $1,372,000, and various operating costs with a net decrease approximating $153,000, as discussed in the following paragraphs.  Additional decreases in cost included approximately $269,000 in bad debt expense and approximately $250,000 in depreciation expense related to impaired assets less approximately $106,000 related to litigation settlement costs as discussed in note 17 to the financial statements.

Operations expense for the years ended December 31, 2013 and 2012 was $1,278,320 and $2,128,652, respectively, a decrease of $850,332 or 40%.  This decrease is primarily due to a 71% decrease in personnel, reducing payroll and related costs approximately $829,000,

Product development expenses for the years ended December 31, 2013 and 2012 was $805,885 and $1,280,743, respectively, a decrease of $474,858 or 37%.  This decrease is primarily due to a 58% decrease in personnel, reducing payroll and related costs approximately $423,000, and reductions in various operating accounts approximating $51,000.

Selling, general and administrative expenses for the years ended December 31, 2013 and 2012 was $2,672,324 and $3,047,946, respectively, a decrease of $375,622 or 12%.  This decrease is primarily due to the following decreases in costs: (i) a 59% decrease in personnel, reducing payroll and related costs approximately $120,000, (ii) bad debt expense decrease of $269,000, (iii) a decrease in marketing of $45,000, and various operating accounts with a net decrease of approximately $84,000.  These decreases were offset by an increase in legal fees approximating $46,000 and approximately $106,000 related to litigation settlement costs as discussed in note 17 to the financial statements.

Depreciation expense for the years ended December 31, 2013 and 2012 was $247,706 and $498,168, respectively, a decrease of $250,462 or 50%.  This decrease reflects the reduction in depreciation expense attributable to the impairment of property and equipment recorded at September 30, 2012.

During the year ended December 31, 2013, the Company recognized a loss on the impairment of assets of $832,429 related to the determination that the carrying value of inventory would not be recoverable from the estimated future cash flows expected from their use and eventual disposition (see note 5 to the financial statements).

Our operating loss decreased to $3,268,720 for the year ended December 31, 2013 compared to $5,827,444 for the year ended December 31, 2012, a decrease of $2,558,724, or 44%.  This decrease is primarily attributable to a net increase in revenues less direct costs and the cost savings achieved through the Company’s 2013 cost reduction and containment program, as described above.  For the years ended December 31, 2013 and 2012, continuing operational expenses (operating, product development, and selling, general and administrative costs) decreased 82% as a percentage of recurring revenue to 81% in 2013 compared to 163% in 2012.

Non-Operating

For the years ended December 31, 2013 and 2012, the Company’s non-operating income was $180,220 and $287,759 respectively.  The net decrease of $107,539 is due to the decline in interest income on lease receivables.  During 2013, leases of approximately $340,000 terminated. Non-operating expenses for the years ended December 31, 2013 and 2012 were $642,813 and $601,725 respectively, an increase of $41,088.  This increase is primarily due to the outstanding carrying value of the Cenfin line of credit year over year.

Discontinued operations are the result of the termination of all CHL contracts on December 20, 2013, resulting in a loss on discontinued operations of $422,503 for the year ended December 31, 2013.  Under ASC 360-10, the consolidated statements of comprehensive income have been reclassified for the year ended December 31, 2012, to identify a loss on discontinued operations of $1,250,324.

For the years ended December 31, 2013 and 2012, the Company experienced net losses of $4,153,816 and $7,391,734 respectively, a net decrease of $3,327,918, comprised of an increase in revenue less direct costs of approximately $1,520,000, a decrease of approximately $1,800,000 in costs of operations, and a decrease of approximately $830,000 in loss from discontinued operations less a loss on asset impairment of approximately $832,000, all of which are more fully described above.

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Financial Condition
Liquidity & Capital Resources – June 30, 2014 Compared to December 31, 2013

The Company had a working capital deficit of $1,111,095 at June 30, 2014 as compared to a deficit of $946,114 at December 31, 2013.  The increase in working capital deficit of $164,981 is primarily due to the change in working capital assets and liabilities associated with ongoing operations.  As of June 30, 2014 we had $1,863,005 in cash and cash equivalents, which is sufficient to continue business operations for at least the next twelve months.

On March 14, 2014, the Company entered into the Merger Agreement with SP and Roomlinx Merger Corp., and on September 22, 2014, the Merger Agreement was amended.  At the closing of the Merger, SP will make a cash contribution to the Company in an amount equal to One Million Dollars ($1,000,000) (subject to certain limitations regarding the use thereof).

The Company is in receipt of a request for indemnification from Hyatt in connection with a case brought in US Federal Court in California by Ameranth, Inc., against, among others, Hyatt.  In connection with such case, the plaintiffs have identified the Company’s e-concierge software as allegedly infringing Ameranth’s patents.  The Company licenses the e-concierge software from a third party and accordingly has made a corresponding indemnification request to such third party.  The Company believes that any such claim may also be covered by the Company’s liability insurance coverage and accordingly the Company does not expect that this matter will result in any material liability to the Company.

The Company is in receipt of a District Court Civil Summons, dated August 23, 2013, in the matter of “ScanSource v. Roomlinx, Inc.”, commenced in the District Court of Greenville County, South Carolina.  The plaintiffs in such action claim that the Company owes them approximately $473,000 with respect to inventory which the Company purchased. The amount is recorded in accounts payable in the accompanying consolidated balance sheets as of June 30, 2014 and December 31, 2013.   The Company intends to pursue a settlement of all claims in such action.

The Company is in receipt of a letter from the BSA Software Alliance (“BSA”) in connection with copyright infringement of computer software products alleging the unauthorized duplication of various computer software products.  BSA has threatened to file an action against the Company if it does not timely respond to its request for an internal audit.  The Company intends to review BSA’s claims and respond appropriately.

The Company is in receipt of a District Court Civil Summons, dated July 21, 2014, in the matter of “Arrow Electronics, Inc. v. Roomlinx, Inc., d/b/a Cardinal Broadband, d/b/a Roomlinx,” commenced in the District Court of Broomfield County, Colorado.  The plaintiff in such action claims that the Company owes it approximately $85,000 with respect to goods sold and delivered and/or services rendered to the Company by the plaintiff.  The Company believes that it has meritorious defenses and counterclaims with respect to such action, and intends to pursue a settlement of all claims in such action.

As of June 30, 2014, the Company has $1,474,649 in inventory, net of the reserve for obsolescence.  Management is currently focused on turning this inventory through its sales efforts.  Proceeds received from the sale of this inventory will enhance our ability to settle outstanding payables.

As discussed in Note 5 to our interim financial statements, the Company’s Credit Agreement with Cenfin LLC (“Cenfin”) was recently amended to provide that the determination as to whether Cenfin will advance funds under the Credit Agreement shall be made solely by Cenfin. Accordingly, there are no guarantees that Cenfin will make any additional advances under the Credit Agreement.  If the Company is unable to borrow additional funds under the line of credit or obtain financing from alternative sources, the Company estimates its current cash and cash equivalents are sufficient to fund operations for at least the next twelve months.

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Operating Activities

Net cash used by operating activities decreased to $330,900 for the six months ended June 30, 2014 from $1,894,849 for the six months ended June 30, 2013, a decrease of $1,563,949.  This decrease was attributable to a decrease in net loss of $1,230,065 adjusted by (i) a decrease of $246,083 in the change from non-cash expenses including but not limited to stock based compensation, amortization of debt discount, depreciation, provision of uncollectible accounts and loss on discontinued operations and (ii) the change in operating assets and liabilities, which primarily represent current assets and liabilities, or working capital, decreased the use of cash by $573,315.  The change in operating assets and liabilities is primarily due to the timing of the customer’s acceptance of installations resulting in the expensing of inventory and the corresponding revenue recognition of deposits previously classified as deferred revenue and the payment of vendor invoices.

Investing Activities

Net cash provided by investing activities was $420,069 for the six months ended June 30, 2014 compared to $453,282 provided by investing activities during the same period in 2013.  The decrease in cash provided by investing activities of $33,213 was attributable to a decrease in 2014 cash receipts against leases receivable totaling $39,753 and a decrease capital expenditures of $6,540.  Cash receipts from lease receivables will continue to decline as these assets mature.

Financing Activities

Net cash used in financing activities for the six months ended June 30, 2014 was $351,521, compared to $12,735 for the six months ended June 30, 2013, an increase of $338,786.  The decrease in cash used is primarily attributable to a $340,000 principal payment against the line of credit.

Contractual Obligations

We have operating and capital lease commitments, note payable commitments, and a line of credit commitment. The following table summarizes these commitments at June 30, 2014:

Twelve Months	Line of	Notes	Lease Obligations		Minimum
Ended June 30,	Credit	Payable	Capital	Operating	Payments
2015	$124,000	$11,688	$105,607	$151,210	$392,505
2016	1,942,000	13,040	-	38,021	1,993,061
2017	2,770,000	1,152	-	-	2,771,152
	$4,836,000	$25,880	$105,607	$189,231	$5,156,718

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

The Company did not have any changes in or disagreements with its accountants that require disclosure under this item.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company is exposed to risk from potential changes in the U.S./Canadian currency exchange rates as they relate to our services and purchases for our Canadian customers.

Foreign exchange gain / (loss)

Transactions denominated in a foreign currency give rise to a gain (loss) which is included in selling, general and administrative expenses in the consolidated statement of comprehensive income (loss).  For the three and six months ended June 30, 2014 and 2013, transaction losses were not material.

Translation of Financial Results

Because the Company translates a portion of our financial results from Canadian dollars to U.S. dollars, fluctuations in the value of the Canadian dollar directly effect on our reported consolidated results.  We do not hedge against the possible impact of this risk.  A ten percent adverse change in the foreign currency exchange rate would not have a significant impact on our consolidated results of operations or financial position.

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OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matter to be submitted at the meeting.  No other business may be brought before the Special Meeting other than the matters set forth above and those matters which may arise in connection therewith. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters as recommended by the Board of Directors, or if no such recommendation is given, in their own discretion.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single notice regarding the availability of proxy materials on the Internet or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate notice or a separate copy of proxy materials to one or more stockholders at a shared address to which a single notice or a single copy of proxy materials was delivered. Stockholders may request a separate notice or a separate copy of proxy materials by calling us at (303) 541-1111 or by mailing a request to:  Roomlinx, Inc., 11101 W 120th Ave, Suite 200, Broomfield, CO 80021, Attn: Chief Executive Officer.  Stockholders at a shared address who receive multiple notices or multiple copies of proxy materials may request to receive a single notice or a single copy of proxy materials in the future in the same manner as described above.

OTHER INFORMATION

Incorporated by reference herein is the Company’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2013, which was filed with the SEC on March 31, 2014, and the Company’s Quarterly Report on Form 10-Q for the Fiscal Quarter Ended June 30, 2014, which was filed with the SEC on August 13, 2014, which are attached to this Proxy Statement as Appendix D.

The Company shall provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Proxy Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Proxy Statement incorporates).  Stockholders may request a copy of such information by calling the Company at (303) 541-1111 or by mailing a request to:  Roomlinx, Inc., 11101 W 120th Ave, Suite 200, Broomfield, CO 80021, Attn: Chief Executive Officer.

We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information with the SEC.  This Proxy Statement, our Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014, our Quarterly Report on Form 10-Q for the Fiscal Quarter Ended June 30, 2014 and all other reports filed by us can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may receive information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding companies that, like us, file information electronically with the SEC. Such material may also be accessed electronically via the Internet, by accessing the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

ROOMLINX, INC.

Dated November 11, 2014

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PROXY FOR ROOMLINX, INC.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
NOVEMBER 21, 2014 OR ANY ADJOURNMENT THEREOF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ROOMLINX, INC. AND IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned acknowledges receipt of the Proxy Statement and Notice, dated November 11, 2014, of the Special Meeting of Stockholders and hereby appoints Michael S. Wasik, with full power of substitution, the attorney, agent and proxy of the undersigned, to act for and in the name of the undersigned and to vote all the shares of Common Stock of the undersigned which the undersigned is entitled to vote at the Special Meeting of Stockholders of Roomlinx, Inc. (the “Company”) to be held November 21, 2014, and at any adjournment or adjournments thereof, for the following matters:

(1)	To approve and adopt an amendment to the Company’s existing articles of incorporation to change the name of the Company to “SignalShare Media Corp.” (the “Name Change”):

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(2)
To approve and adopt an amendment to the Company’s existing articles of incorporation to effect a reverse stock split (pro-rata reduction of outstanding shares) of the Company’s common stock at a ratio of approximately 1-for-10, which specific ratio will be equal to the ratio necessary to result in 600,000 shares of the Company’s outstanding common stock (the “Reverse Stock Split”):

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(3)
To approve and adopt an amendment to the Company’s existing articles of incorporation to designate and authorize two series of preferred stock, “Series A Preferred Stock” and “Series B Preferred Stock” (the “Preferred Stock Designation”):

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(4)	To approve and adopt the Amended and Restated Articles of Incorporation of the Company:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

(5)	To approve and adopt the Agreement and Plan of Merger by and among the Company, Signal Point Holdings Corp. and Roomlinx Merger Corp., and the transactions contemplated thereby:

☐ FOR	☐ AGAINST	☐ WITHHOLD AUTHORITY (ABSTAIN)

Your shares will be voted in accordance with your instructions. If no choice is specified, your shares will be voted FOR the approval and adoption of the Name Change, FOR the approval and adoption of the Reverse Stock Split, FOR the approval and adoption of the Preferred Stock Designation, FOR the approval and adoption of the Amended and Restated Articles of Incorporation, and FOR the approval and adoption of the Agreement and Plan of Merger by and among the Company, Signal Point Holdings Corp. and Roomlinx Merger Corp., and the transactions contemplated thereby.

Individual:			Entity:

By:	or	By:
Name:
Title:
Date: ___________

Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States. Please sign exactly as your name appears. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, guardian or trustee, please add your title as such. If executed by a corporation the proxy must be signed by a duly authorized officer, and his name and title should appear where indicated below his signature.

Name of Record Holder: ______________________________
Number of shares entitled to vote at the Special Meeting: ____________________________

APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

EXHIBIT A
AMENDED AND RESTATED
ARTICLE OF INCORPORATION

OF

ROOMLINX, INC.

FIRST:                   The name of the corporation is hereby amended to SIGNALSHARE MEDIA CORP. (the “Corporation”)

SECOND:             The Corporation’s registered agent shall be National Registered Agents, Inc. of NV at 1000 East William Street, Suite 204, Carson City, Nevada 89701.

THIRD:

3.1. Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is THREE HUNDRED TEN MILLION (310,000,000) of which (i) TEN MILLION (10,000,000) shares shall be preferred stock (“Preferred Stock”) of the par value of $.01 per share and (ii) THREE HUNDRED MILLION (300,000,000) shares shall be shares of common stock (“Common Stock”) of the par value of $.001 per share. The Corporation’s outstanding shares of Common Stock as of the close of business on  __________, 2014 is hereby subdivided and converted into 600,000 outstanding shares of Common Stock in the aggregate.

3.2. Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may be determined by the board of directors of the Corporation. Each series shall be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular way, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional and other rights of each such series and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as hereinafter provided, the board of directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions, adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences and relative participating, and other rights and the qualifications, limitations and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:

(a) the distinctive designation of, and the number of shares of Preferred Stock which shall constitute, each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the Board of Directors;

(b) the rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relations, if any, of such dividends to the dividends payable on any other class or classes of stock of the Corporation or on any series of Preferred Stock and whether such dividends shall be cumulative or non-cumulative;

(c) the right, if any, of the holders of shares of the same series to convert the same into, or exchange the same for, shares of any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

(d) whether shares of the series shall be subject to redemption, and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of any class or classes of stock of the Corporation, cash or other property of the Corporation and the time or times at which, and the terms and conditions on which, shares of the series may be redeemed;

(e) the rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution, or winding up of the Corporation;

(f) the terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

(g) the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted on by the stockholders of the Corporation, and (B) the right to vote as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, on such matters, under such circumstances and on such conditions as the board of directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of the Corporation in the event there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

2

3.3 Series Preferred Stock Series A. The Board of Directors of the Corporation hereby establishes a series of non-voting, non-convertible Series A Preferred Stock to consist of 1,000 shares, and fixed the powers, designation, preferences and relative, participating, optional and other rights of such class of Preferred Stock, and the qualifications, limitations and restrictions thereof, in addition to those set forth as follows:

(a)           Designation and Amount

(i) The 1,000 shares of Preferred Stock shall be designated as Series A Preferred Stock specifically designated for Allied International Fund Inc. (“Allied”) and will not be issued to any entity other than Allied (the “Series A Preferred Stock”). Such number of shares may be increased or decreased by unanimous consent of the Board of Directors provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding, plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

(ii) The Series A Preferred Stock shall rank (A) senior to all of the Common Stock, par value $.001 per share (“Common Stock”); (B) senior to all debt other than Brookville Special Purpose Fund, LLC (“Brookville”) and Veritas High Yield Fund, LLC (“Veritas”), secured by all assets of the Corporation, excluding the Roomlinx Subsidiary (as defined in Section 3.3(b) below) and only Junior to Veritas and Brookville; (C) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series A Preferred Stock of whatever subdivision (collectively, with the Common Stock, “Junior Securities”; and (D) on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series A Preferred Stock (“Parity Securities”), in each case as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (all such distributions being referred to as “Distributions”).

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(b)           Dividends

(i) Commencing on the effective date of this amendment (“Amendment”) monthly dividends payable on the shares of Series A Preferred shall be paid in an aggregate amount equal to the greater of (A) $50,000 per month; or (B) one percent (1%) of the aggregate Gross Revenues (defined below) of the Corporation excluding up to $12,000,000 of Roomlinx, Inc., a Nevada corporation and wholly owned subsidiary of the Corporation (“Roomlinx Subsidiary”) until Roomlinx Subsidiary’s indebtedness to Cenfin is either paid in full, converted or otherwise cancelled. Any revenue above $12,000,000 and all other revenue will be used for calculation (as defined below) per month of the Corporation as determined in accordance with U.S. generally accepted accounting principles, payable through the period ending December 31, 2021 (the “Dividend Period”). Gross Revenues of the Corporation shall mean (A) revenues in excess of $12,000,000 relating to the operations of the Roomlinx Subsidiary, as well as revenues derived from any contracts not transferred to the Roomlinx Subsidiary which contracts remain with the Corporation, but under no circumstances to exceed $12,000,000, and (B) all revenues arising from the Corporation and any of its consolidated subsidiaries (except with respect to the Roomlinx Subsidiary and contracts existing with the Roomlinx Subsidiary prior to _____, 2014, which remain with the parent, as described above), joint ventures, partnerships, licensing arrangements, including, but not limited to, all realized and recorded revenue.

(ii) When dividends are not paid in full or declared in full and set apart for the payment thereof upon the Series A Preferred Stock and any other shares of Preferred Stock ranking on a parity as to dividends with the Series A Preferred Stock, all dividends declared upon shares of Series A Preferred Stock and any other Preferred Stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on the Series A Preferred Stock and such other Preferred Stock shall bear to each other the same ratio that accumulated dividends per share, including dividends accrued or in arrears, on the shares of Series A Preferred Stock and such other Preferred Stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Series A Preferred Stock have been paid, or declared in full and sums set apart for the payment thereof, no dividends shall be declared or paid or set aside for payment or other distribution made upon the Common Stock of the Corporation or any other Junior Securities or Parity Securities as to dividends or liquidation rights, nor shall any Junior Securities or Parity Securities be redeemed, purchased, exchanged or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock) by the Corporation or any subsidiary, except by conversion into or exchange for Junior Securities.

(c)	Conversion. The Series A Preferred Stock is not convertible into any shares of capital stock or other equity interests of the Corporation.

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(d)           Liquidation Rights.

(i)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock shall be entitled to receive out of the remaining assets of the Corporation available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock or any other class of stock of the Corporation ranking junior to the Series A Preferred Stock, liquidating distributions in an amount equal to $5,000 per share. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and any other shares of Preferred Stock of the Corporation ranking (as to any such distribution) on a parity with the Series A Preferred Stock are not paid in full, holders of the Series A Preferred Stock and of such other shares of Preferred Stock will share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Series A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

(ii)           For purposes of this Section (d), a distribution of assets in any dissolution, winding up, liquidation or reorganization shall not include (A) a sale of substantially all assets or other sale of the Corporation’s business, (B) a sale by the Corporation of more than 50 % of the capital stock of the Corporation (determined on an as-converted, as exercised, or common-stock-equivalent basis) in a single transaction or a series of directly related transactions, and (C) a merger or consolidation of the Corporation in which the outstanding capital stock of the Corporation is exchanged in whole or in part for securities of another person and the holders of the Company’s securities hold less than a majority of the voting power of the surviving company. A distribution of assets in any dissolution, winding up, liquidation or reorganization shall also not include any dissolution, liquidation, winding up or reorganization of the Corporation immediately followed by reincorporation of another corporation. In all of the foregoing transactions, the surviving Corporation shall assume all of the rights and obligations of the Corporation relating to the Series A Preferred Stock including, but not limited to, the payment of the 1% of gross revenues, dividends set forth in Section (b)(i) above.

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(e)           Voting Rights.

(i)           Series A Preferred Stock shall not have any voting rights in the Corporation; provided, that the Corporation shall not amend, alter, change or repeal the preferences, privileges, special rights or other powers of the Series A Preferred Stock so as to adversely affect the Series A Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such affected Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class; provided, however, the Corporation may at any time without the vote or consent of the stockholders of the Series A Preferred Stock or any other stockholder amend the terms of the Series A Preferred Stock to increase or reduce the number of shares designated thereunder so long as any reduction does not result in the designation of less Series A Preferred Stock than is issued and outstanding at the time of the reduction.

(ii)           In the event that the Holders of at least a majority of the outstanding shares of Series A Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock pursuant to the terms hereof, then the Corporation will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alterations or change (the “Dissenting Holders”) and the Dissenting Holders shall have the right for a period of thirty (30) days following such delivery to convert their Preferred Shares pursuant to the terms hereof as such terms existed prior to such alteration or change, or to continue to hold such Preferred Stock as so modified. No such change shall be effective to the extent that, by its terms, such change applies to less than all of the shares of Series A Preferred Stock then outstanding.

(f)
Redemption, Cancellation. The Series A Preferred Stock shall not be redeemable. If at any time prior to December 31, 2021, the Corporation shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Corporation is not the surviving corporation) or sell, transfer or otherwise dispose all or substantially all of its property, assets or business to another corporation (“Extraordinary Transaction”), the successor or acquiring corporation (if other than the Corporation) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of the Series A Preferred Stock to be performed and observed by the Corporation and all the obligations and liabilities hereunder, including, but not limited to the payment of dividends as set forth in Section (b). As soon as commercially practicable following the Extraordinary Transaction, the successor or acquiring corporation (if other than the Corporation), shall deliver to the holder of the Series A Preferred Stock a new certificate in replacement of the Series A Preferred Stock consistent with the provisions referenced in the immediately preceding sentence against receipt by such successor or acquiring corporation of the original certificate for the Series A Preferred Stock.

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Upon expiration of the Dividend Period, the Series A Preferred Stock shall be deemed cancelled and no shares of Series A Preferred Stock shall be deemed issued and outstanding as of such date. Upon written request of the Corporation, the holder of the shares and the Series A Preferred Stock shall return any certificates evidencing such shares to the Corporation or shall deliver to the Corporation a lost certificate affidavit in lieu thereof.

3.4.          Series Preferred Stock Series B. The Board of Directors hereby establishes a series of non-convertible Series B Preferred Stock to consist of ten (10) shares, and fixed the powers, designation, preferences and relative, participating, optional and other rights of such class of Preferred Stock, and the qualifications, limitations and restrictions thereof as follows

(a)           Designation and Amount.

(i)           Ten (10) shares of Preferred Stock shall be designated as Series B Preferred Stock (the “Series B Preferred Stock”). Such number of shares may be increased or decreased by resolution of the holders of seventy-five percent (75%) of the issued and outstanding Series B Preferred Stock (the “Supermajority”); provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding, plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

(ii)           The Series B Preferred Stock shall rank (A) senior to all of the Common Stock, par value $.001 per share (“Common Stock”); (B) except for the Series A Preferred Stock, senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series B Preferred Stock of whatever subdivision (collectively, with the Common Stock, “Junior Securities”); and (C) on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series B Preferred Stock (“Parity Securities”), in each case as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (all such distributions being referred to as “Distributions”).

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(b)           Dividends. The holders of record of Series B Preferred Stock shall not be entitled to receive dividends from the Corporation.

(c)           Conversion. The Series B Preferred Stock is not convertible into any shares of capital stock or other equity interests of the Corporation. Notwithstanding, the holders of the Series B Preferred Stock shall be entitled to vote all on matters set forth in Section 3.4 (e) hereof.

(d)           Liquidation Rights.

(i)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock shall not be entitled to receive remaining assets of the Corporation available for distribution to stockholders. The holders of shares of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

(ii)          For purposes of this Section 3.4(d), a distribution of assets in any dissolution, winding up, liquidation or reorganization shall not include (A) a sale of substantially all assets or other sale of the Corporation’s business, (B) a sale by the Corporation of more than 50 % of the capital stock of the Corporation (determined on an as-converted, as exercised, or common-stock-equivalent basis) in a single transaction or a series of directly related transactions, and (C) a merger or consolidation of the Corporation in which the outstanding capital stock of the Corporation is exchanged in whole or in part for securities of another person and the holders of the Company’s securities hold less than a majority of the voting power of the surviving company. A distribution of assets in any dissolution, winding up, liquidation or reorganization shall also not include any dissolution, liquidation, winding up or reorganization of the Corporation immediately followed by reincorporation of another corporation. During the Series B Voting Period (as defined below), in all of the foregoing transactions, the surviving Corporation shall assume all of the rights and obligations of the Corporation relating to the Series B Preferred Stock including, but not limited to, the voting rights set forth in Section 3.4(e) hereof.

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(e)           Voting Rights. For the period commencing on the filing date of these Amended and Restated Articles of Incorporation through December 31, 2021 (the “Series B Voting Period”), the Corporation agrees that it shall not take, any of the following types of action without the affirmative vote of holders of the Supermajority of the Series B Preferred Stock issued and outstanding:

(i)           create or assume any debt, liability, obligation or commitment outside the ordinary course of business of the Corporation;

(ii)          create, assume or suffer to exist any mortgage, pledge or other encumbrance upon any of its properties or assets now owned or hereafter acquired by the Corporation;

(iii)         assume, guarantee, endorse or otherwise become liable upon the obligation of any person, firm or corporation (other than wholly-owned subsidiaries of the Corporation), except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

(iv)         amend or change these Amended and Restated Articles of Incorporation;

(v)          dissolve or liquidate, or merge or consolidate with or into any other corporations;

(vi)         sell, lease, transfer or otherwise dispose of all or substantially all of its assets;

(vii)        enter into any agreement that provides a party with the right to purchase from the Corporation any shares of any class of capital stock of the Corporation;

(viii)       the offering or contemplation of any transaction pursuant to which the Corporation shall issue or sell to any Person any shares of any class of capital Preferred Stock or any other equity interests of the Corporation (including, but not limited to, any instrument that is convertible into Common Stock or Preferred stock of the corporation);

(ix)         obtaining any line of credit of the Corporation or transactions related thereto;

(x)          issue any additional shares of Common Stock or other classes of capital stock of the Corporation; and

(xi)         appoint, elect or otherwise engage any officer or director of the Corporation.

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(f)           Authorization. For the period commencing on the filing date of these Amended and Restated Articles of Incorporation through December 31, 2021 (the “Series B Authority Period”), the Corporation agrees that the Board of Directors of the Corporation in conjunction with the approval of all of the holders of Series B Preferred Stock shall be authorized to take the following actions:

(i) create or assume any debt, liability, obligation or commitment outside the ordinary course of business of the Corporation;

(ii) create, assume or suffer to exist any mortgage, pledge or other encumbrance upon any of its properties or assets now owned or hereafter acquired by the Corporation;

(iii) to borrow money, incur credit related obligations and/or indebtedness and issue evidences of indebtedness and other obligations, to guaranty indebtedness, liabilities and obligations of others, whether direct or indirect subsidiaries, affiliates, shareholders or others, and to secure any or all of the foregoing by one or more mortgages, pledges, security interests or other liens on, of or in the assets, rights and interests of the Corporation, and to enter into and perform, and to modify, amend, restate, refinance and restructure, credit, loan, guaranty, security, pledge and other agreements, notes and instruments;

(iv) amend or change these Amended and Restated Articles of Incorporation or the By-laws of the Corporation;

(v) the offering or contemplation of any transaction pursuant to which the Corporation shall issue or sell to any person any shares of any class of capital stock or any other equity interests of the Corporation (including, but not limited to, any instrument that is convertible into common stock or preferred stock of the corporation);

(vi) issue any additional shares of Common Stock or other classes of capital stock of the Corporation; and

(vii) appoint, elect or otherwise engage any officer, employee or consultant of the Corporation.

(g)           Redemption, Cancellation. The Series B Preferred Stock shall not be redeemable. If at any time during the Series B Voting Period, the Corporation shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Corporation is not the surviving corporation) or sell, transfer or otherwise dispose all or substantially all of its property, assets or business to another corporation (“Extraordinary Transaction”), the successor or acquiring corporation (if other than the Corporation) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of the Series B Preferred Stock to be performed and observed by the Corporation and all the obligations and liabilities hereunder, including, but not limited to the voting rights in Section (e) hereof. As soon as commercially practicable following the Extraordinary Transaction, the successor or acquiring corporation (if other than the Corporation), shall deliver to the holder of the Series B Preferred Stock a new certificate in replacement of the Series B Preferred Stock consistent with the provisions referenced in the immediately preceding sentence against receipt by such successor or acquiring corporation of the original certificate for the Series B Preferred Stock. Upon expiration of the Series B Voting Period, the Series B Preferred Stock shall be deemed cancelled and no shares of Series B Preferred Stock shall be deemed issued and outstanding as of such date. Upon written request of the Corporation, the holder of the shares and the Series B Preferred Stock shall return any certificates evidencing such shares to the Corporation or shall deliver to the Corporation a lost certificate affidavit in lieu thereof.

3.5.          Common Stock. Subject to the rights, privileges, preferences and priorities of any holders of Serial Preferred Stock, the Common Stock shall be entitled to dividends out of funds legally available therefor, when, as and if declared and paid to the holders of Common Stock, and upon liquidation, dissolution or winding up of the Corporation, to share ratably in the assets of the Corporation available for distribution to the holders of Common Stock. Except as otherwise provided herein or by law, the holders of the Common Stock shall have full voting rights and powers, and each share of Common Stock shall be entitled to one vote. All shares of Common Stock shall be identical with each other in every respect.

FOURTH:            The Board of Directors of the Corporation shall expressly have the power and authorization to make, alter, amend and repeal the By-Laws of the Corporation, subject to the reversed power of the stockholder to make, alter, amend and repeal any By-Laws adopted by the Board of Directors. Unless and except to the extent required by the By-Laws of the Corporation, elections of directors need not be by written ballot.

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FIFTH:                  Each person who at any time is or shall have been a director or officer of the Corporation and is threatened to be or is made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is, or he or his testator or intestate was, a director, officer, employee, or agent of the Corporation, or served at the request of the Corporation as a director, officer, employee or agent of the Corporation, or served at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such threatened, pending or completed action, suit or proceeding, to the full extent authorized under Section 78.7502 of the Nevada Revised Statutes. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which such director, officer, employee or agent may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors, or otherwise.

SIXTH:                 Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Nevada may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under §78.347 of the Nevada Revised Statutes or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under §78.347 of the Nevada Revised Statutes order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

SEVENTH:           Any and all right, title, interest and claim in or to any dividends declared by the Corporation, whether in cash, stock, or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six (6) years after the close of business on the payment date shall be and be deemed to be extinguished and abandoned; such unclaimed dividends in the possession of the Corporation, its transfer agents, or other agents or depositories, shall at such time become the absolute property of the Corporation, free and clear of any and all claims for any person whatsoever.

EIGHTH:               Any and all directors of the Corporation shall not be liable to the Corporation or any stockholder thereof for monetary damages for breach of fiduciary duty as director except as otherwise required by law. No amendment to or repeal of this Article EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any act or omission of such director occurring prior to such amendment or repeal.

[INTENTIONALLY LEFT BLANK]

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THE UNDERSIGNED, for the purposes of forming the Corporation under the laws of the State of Nevada does hereby make and execute this Certificate and affirm and acknowledge, under the penalties of perjury, that this Certificate is my act and deed and that the facts herein stated are true, and I have accordingly set my hand hereto this __ day of ____, 2014.
ROOMLINX, INC.

By:
Name:
Title:

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APPENDIX B

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

by and among

SIGNAL POINT HOLDINGS CORP

ROOMLINX, INC.

AND

ROOMLINX MERGER CORP.

Dated as of March 14, 2014

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EXHIBITS:

Exhibit A	Amended and Restated Articles of Incorporation of SignalShare, Inc.
Exhibit B	Amended and Restated Bylaws of SignalShare, Inc.
Exhibit C	Post-Closing Capitalization
Exhibit D	Terms of Debt Restructuring Agreement
Exhibit E	Employment Agreement – Michael Wasik
Exhibit F	Employment Agreement – Robert Wagener
Exhibit G	Consulting Agreement – Robert DePalo
Exhibit H	Employment Agreement – Aaron Dobrinsky
Exhibit I	Employment Agreement – Chris Broderick
Exhibit J	Employment Agreement – Andrew Bressman
Exhibit K	Consulting Agreement – SAB Management LLC
Exhibit L	Amended Shareholders Agreement
Exhibit M	Transitional Services Agreement
Exhibit N	Escrow Agreement
Exhibit O	TIG Settlement Agreement

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SCHEDULES:

Schedule 5.3	Required Consents of Roomlinx (“RMLX”).
Schedule 6.3	Signal Point Holding Corp. (“SPHC”) Required Consents.
Schedule 6.4	SPHC Conflicts
Schedule 6.5	SPHC securities rights.
Schedule 6.6	SPHC Subsidiaries.
Schedule 6.7	SPHC Unaudited Financial Statements.
Schedule 6.8	Undisclosed Liabilities of SPHC from the Audited Financial Statements.
Schedule 6.9	Transaction and changes of SPHC since December 31, 2012.
Schedule 6.10	SPHC Litigation.
Schedule 6.11(a)	SPHC FCC Compliance disclosures.
Schedule 6.11(b)	Description of SPHC FCC and State Public Utility commissions correspondence and orders.
Schedule 6.11(c)	SPHC disclosure of claims with the FCC or a State Public Utility.
Schedule 6.12	SPHC Compliance disclosure.
Schedule 6.13	A list of all material contracts of SPHC.
Schedule 6.14	Disclosure of SPHC IP claims.
Schedule 6.15(a)	A list of all SPHC Employees.
Schedule 6.15(c)	None
Schedule 6.15(d)	Disclosure SPHC employment/labor claims.
Schedule 6.15(f)	None
Schedule 6.15(g)	None
Schedule 6.16	SPHC Tax filings exceptions.
Schedule 6.17	None
Schedule 6.18	A description of SPHC’s Real Property interests.
Schedule 6.18(b)	None
Schedule 6.20	Copies of SPHC insurance policies.
Schedule 6.21	Disclosure of SPHC encumbrances.
Schedule 6.22	A description of SPHC related party transactions.
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AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), dated as of March 14, 2014, is by and among Signal Point Holdings Corp., a Delaware corporation (“SP”), Roomlinx, Inc., a Nevada corporation (“Roomlinx”), and Roomlinx Merger Corp., a Delaware corporation and wholly-owned subsidiary of Roomlinx (“Merger Sub”).

RECITALS

WHEREAS, this Agreement sets forth the terms and conditions upon which RMLX Merger Corp., a wholly-owned subsidiary of Roomlinx, shall be merged (the “Merger”) with and into SP, with SP and its subsidiaries surviving as a wholly-owned subsidiary of Roomlinx.  Following the Merger, upon the terms and conditions set forth in this Agreement: Roomlinx shall change its name to SignalShare, Inc. (hereinafter sometimes referred to as the “Company”); amend its Articles of Incorporation to substantially conform to the Certificate of Incorporation currently in effect for SP; assume certain obligations of SP, and transfer substantially all of its assets and liabilities (other than assets consisting of contracts for which no consent to assignment has been obtained) into a newly-formed, wholly-owned subsidiary named “SignalShare Hospitality, Inc.” (hereinafter referred to as “Roomlinx Sub”) (it being understood that the shares of Cardinal Broadband held by Roomlinx shall not be transferred to Roomlinx Sub, but will be deposited in escrow pursuant to Section 2.15).  As a result of the Merger, the shareholders of SP shall receive an aggregate of 86% of the common stock of SignalShare, Inc. (f/k/a Roomlinx, Inc.), in accordance with SP Fully Diluted Shares (as defined below);

WHEREAS, the boards of directors of SP and Roomlinx have each approved the Merger and each of them has determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of such company and its debt holders and stockholders;

WHEREAS, the Roomlinx board of directors has resolved to recommend that the stockholders of Roomlinx (the “Roomlinx Stockholders”) adopt this Agreement, and the board of directors of SP has resolved to recommend that its stockholders (the “SP Stockholders”) adopt this Agreement; and

WHEREAS, it is intended that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the parties agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Action” shall mean any action, notice, claim, dispute, proceeding, suit, hearing, litigation, arbitration, mediation, audit or investigation (in each case, whether civil, criminal, administrative, judicial or investigative), or any appeal therefrom.

“Affiliate” with respect to any Person, shall mean any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

“Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Applicable Law” shall mean, with respect to any Person, any domestic or foreign, federal, state, provincial or local statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree, legal process (including any zoning or land use law or ordinance), building code, Environmental Law, securities, stock exchange, blue sky, civil rights, employment, labor or occupational health and safety law or regulation or other requirement of any Governmental Entity applicable to such Person or any of their respective properties or assets.

“Business Day” shall mean any day other than a Saturday or Sunday, a legal holiday in the State of Colorado or any day banks in the State of Colorado are authorized or required to be closed.

“Cenfin” means Cenfin, LLC.

“Certificate” shall have the meaning set forth in Section 3.6.

“Certificate of Merger” shall have the meaning set forth in Section 2.3.

“Closing” shall have the meaning set forth in Section 2.2.

“Closing Date” shall have the meaning set forth in Section 2.2.

“Code” shall have the meaning set forth in the recitals to this Agreement.

“Communications Authorizations” shall have the meaning set forth in Section 6.11(b).

“Communications Laws” shall have the meaning set forth in Section 6.11(a).

“Confidentiality Agreement” shall mean that certain Confidentiality Agreement dated October 4, 2012 between SP and Roomlinx, which is hereby incorporated herein by reference.

“Consent” shall have the meaning set forth in Section 5.3.

“Contract” means any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

The term “control” (including its correlative meanings “controlled by” and “under common control with”) shall mean (a) the possession, directly or indirectly, of the power to vote 10% or more of the securities or other equity interests of a Person having ordinary voting power, (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, by Contract or otherwise, or (c) being a director, officer, executor, trustee or beneficiary (or their equivalents) of a Person or a Person that controls such Person.

“Debt Restructuring Agreement” means the debt restructuring agreement to be entered at or prior to Closing by and among Roomlinx, SP and Cenfin, the terms of which are attached hereto as Exhibit D.

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“Definitive Proxy Statement” shall have the meaning set forth in Section 7.3(a).

“DGCL” shall mean the Delaware General Corporation Law.

“Disclosure Schedules” shall mean the disclosur7e schedules attached to this Agreement.

“Effective Time” shall have the meaning set forth in Section 2.3.

“Encumbrances” shall mean any encumbrance, lien, pledge, hypothecation, charge, mortgage, security interest, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature.

“Environmental Laws” shall mean all federal, state, local and foreign laws (including common law) and regulations relating to pollution or the environment, or to human health as affected by exposure to Hazardous Materials, including laws relating to Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, transport or handling of Hazardous Materials and all laws and regulations with regard to record keeping, notification, disclosure and reporting requirements respecting Hazardous Materials, including: (a) the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§9601 et seq. (“CERCLA”); (b) Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §§6901 et seq. (“RCRA”); (c) the National Environmental Policy Act, 42 U.S.C. 4321 et seq. (1969), as amended, (d) the Emergency Planning and Community Right to Know Act (42 U.S.C. §§11001 et seq.); (e) the Clean Air Act (42 U.S.C. §§ 7401 et seq.); (f) the Clean Water Act (33 U.S.C. §§1251 et seq.); (g) the Toxic Substances Control Act (15 U.S.C. §§2601 et seq.); (h) the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.); (i) any state, county, municipal or local statutes, laws or ordinances similar or analogous to the federal statutes listed in parts (a)-(h) of this subparagraph; and (j) any rules, regulations, directives, orders or the like adopted pursuant to or implementing the statutes, laws, ordinances and amendments listed in parts (a)-(i) of this subparagraph.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exhibits” shall mean the exhibits attached to this Agreement.

“Existing Shares” shall have the meaning set forth in Section 3.2.

“FCC” shall have the meaning set forth in Section 6.11(a).

“Filing” shall have the meaning set forth in Section 5.3.

“Fully Diluted Shares” shall mean the outstanding Shares of the Company immediately following the Effective Time, which shall consist of the Roomlinx Fully Diluted Shares and the SP Fully Diluted Shares.

“GAAP” shall mean United States generally accepted accounting principles in effect from time to time.

“Governmental Entity” shall mean any U.S. or non-U.S. federal, state, provincial or local governmental authority, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

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“Hazardous Materials” shall mean all substances, chemicals, wastes, materials, pollutants, or contaminants defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. § 300.5, RCRA hazardous wastes, CERCLA hazardous substances, asbestos, toxic mold, polychlorinated biphenyls (PCBs), or defined as hazardous or toxic by, or regulated as such under, any applicable Environmental Law.

“Indebtedness” shall mean, with respect to any Person, any Liability (contingent or otherwise) and relating to: (a) indebtedness, including interest and any prepayment penalties, expenses, breakage costs or fees thereon created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable arising, and accrued expenses incurred, in the ordinary course of business and consistent with such Person’s customary trade practices; (c) indebtedness of another Person secured by a lien on the property of such Person; whether or not the respective indebtedness so secured has been assumed by such Person; (d) capital lease obligations of such Person; and (e) indebtedness of others guaranteed by such Person (including guarantees in the form of an agreement to repurchase or reimburse and intercompany debts and guarantees but excluding letters of credit and guarantees by a company of performance obligations of another).

“Intellectual Property Rights” shall mean: (a) any and all United States and foreign patents, patent applications, continuations, continuations in part, and divisionals, reissues, extensions and reexaminations thereof, and inventions (whether or not patentable); (b) trade names, trade dress, logos, packaging design, slogans, work products, Internet domain names, registered and unregistered trademarks and service marks and applications for registration; (c) copyrights in both published and unpublished works, including all compilations, databases, computer programs (source code and object code versions), and work product, programs, manuals and other documentation and all copyright registrations and applications, and all derivatives, translations, adaptations and combinations of the above; (d) any and all know-how, trade secrets, confidential or proprietary information, work product, research in progress, algorithms, data, designs, processes, formulae, methodologies, drawings, schematics, blueprints, flow charts, models, prototypes, techniques, research in progress, proprietary information, data, materials and technology; and (e) goodwill, franchises, licenses, permits, consents, approvals and claims of infringement against third parties in any of the foregoing rights.

“IRS” shall mean the United States Internal Revenue Service.

“Liability” shall mean any debt, liability, commitment or obligation of any kind, character or nature whatsoever, whether known or unknown, secured or unsecured, fixed, absolute, contingent or otherwise, and whether due or to become due.

“Losses” shall mean any and all Liabilities, damages, losses, claims, penalties, costs and expenses (including all fines, interest, reasonable legal fees and expenses and amounts paid in settlement but excluding lost profits, consequential, punitive, special or indirect damages).

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“Material Adverse Effect” shall mean, with respect to any Person, any change, occurrence, event, circumstance or development that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on such Person’s business, assets, results of operations or condition (financial or otherwise), but excludes any effect: (a) resulting from general economic or business conditions (except to the extent such change, occurrence, circumstance or development has a disproportionate adverse effect on such Person); (b) resulting from any changes in any Applicable Law or in GAAP; (c) that is cured before the date of any termination of this Agreement; (d) resulting from the negotiation, announcement or performance of this Agreement or the transactions contemplated hereby, including by reason of the identity of or communication by SP or its Affiliates of its plans or intentions regarding operation of the business; (e) resulting from any act or omission of Roomlinx or SP with the prior written consent of the other party or in accordance with the terms of this Agreement; and (f) resulting from war or terrorism, whether or not directed at such Person.

“Merger” shall have the meaning set forth in the recitals to this Agreement.

“Merger Consideration” means the aggregate amount of equity issued pursuant to this Agreement or in exchange for all of the capital stock of SP.

“Merger Sub” shall have the meaning set forth in Section 2.1.

“NRS” shall mean the Nevada Revised Statutes, as amended, from time to time.

“Permit” shall have the meaning set forth in Section 5.4.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, association, organization, Governmental Entity or other entity.

“Preliminary Proxy Statement” shall have the meaning set forth in Section 7.3(a).

“Proxy Statement” shall have the meaning set forth in Section 7.3(a).

“Qualified” means, as to any representation, warranty, obligation, covenant or other agreement, as applicable, that such provision is subject to a “materiality”, “material”, “Material Adverse Effect”, “in all material respects”, or similar materiality qualification.

“Regulatory Approvals” shall mean any consents or approval required from the Federal Communications Commission (“FCC”) or the State Public Utility Commissions (“PUC”) with respect to the transactions contemplated hereunder.

“Release” means any release, spill, emission, discharge, leaking, pumping, injection, deposit, or disposal into the indoor or outdoor environment (including ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property.

“Representatives” shall mean, with respect to any Person, its employees, officers, directors, managers, investment bankers, attorneys, accountants, agents, representatives or Affiliates.

“Required Governmental Consents” shall mean (a) the applicable requirements of the Exchange Act and the Nasdaq Stock Market, (b) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (c) compliance with any applicable foreign or state securities or Blue Sky Laws, and (d) to the extent required, the Regulatory Approvals.

“Requisite Roomlinx Stockholder Vote” shall have the meaning set forth in 5.6.

“Requisite SP Stockholder Vote” shall have the meaning set forth in 6.24.

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“Restated By-laws” shall have the meaning set forth in Section 2.4.

“Restated Articles of Incorporation” shall have the meaning set forth in Section 2.4.

“Return” shall have the meaning set forth in Section 6.16(a)(i).

“Reverse Stock Split” shall have the meaning set forth in Section 2.7.

“Rights” shall mean, with respect to any Person, securities or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for, redeem or acquire, or any options, warrants, calls, puts or commitments relating to, or any stock appreciation right or other instrument the value of which is determined in whole or in part by reference to the market price or value of, shares of capital stock of such Person.

“Roomlinx” shall have the meaning set forth in the preamble of this Agreement.

“Roomlinx Closing Certificate” shall have the meaning set forth in Section 8.2(c).

“Roomlinx Common Stock” shall have the meaning set forth in Section 3.2.

“Roomlinx Fully Diluted Shares” shall mean (a) the Existing Shares, plus (b) the Shares issuable upon the exercise of Roomlinx warrants outstanding immediately prior to the Effective Time (not including out-of-the-money warrants at the Effective Time) plus (c) the Shares to be issued to Cenfin or its designee pursuant to the Debt Restructuring Agreement. The Roomlinx Fully Diluted Shares will equal 14% of the Fully Diluted Shares at the Effective Time (5% of such Fully Diluted Shares will be held by Cenfin or its designee pursuant to clause (c)). At Closing, all outstanding options under the Roomlinx Stock Option Plan will terminate pursuant to the plan.

“Roomlinx Preferred Stock” shall have the meaning set forth in Section 5.5.

“Roomlinx Stockholders” shall have the meaning set forth in the recitals to this Agreement.

“Roomlinx Sub” shall have the meaning set forth in the recitals to this Agreement.

“Roomlinx’s Knowledge” shall mean the actual knowledge of Michael Wasik or Jason Andrew Baxter, after reasonable inquiry.

“SEC” shall mean the Securities and Exchange Commission.

“SEC Reports” shall have the meaning set forth in Section 5.7(a).

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” shall have the meaning set forth in Section 3.1.

“SP” shall have the meaning set forth in the preamble of this Agreement.

“SP Closing Certificate” shall have the meaning set forth in Section 8.3(c).

“SP Common Stock” shall have the meaning set forth in Section 3.1.

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“SP Employee Benefit Programs” shall have the meaning set forth in Section 6.15(a)(iv).

“SP Employees” shall have the meaning set forth in Section 6.15(a)(i).

“SP Employment Agreements” shall have the meaning set forth in Section 6.15(a)(ii).

“SP Financial Statements” shall have the meaning set forth in Section 6.7(a).

“SP Fully Diluted Shares” shall mean (a) the Shares issuable to SP Stockholders pursuant to Section 3.1, plus (b) the Shares issuable at the Effective Time to The Robert DePalo Special Opportunity Fund, LLC upon conversion of $3,200,000 of indebtedness as contemplated by Section 8.1(d) plus (c) the Shares issuable pursuant to any equity offering consummated by any party hereto prior to the Effective Time. The SP Fully Diluted Shares will equal 86% of the Fully Diluted Shares at the Effective Time excluding: (i) the possible conversion of 4,520,000 Shares from the conversion of an aggregate of $6,780,000 of non-voting Preferred Membership Units held in Brookville Special Purpose Fund, LLC and Veritas High Yield Fund, LLC; (ii) 3,694,444 shares (or $6,650,000) issuable, pursuant to a private placement memorandum dated January 15, 2014, as amended, at $1.80 per share; and (iii) all options and restricted stock awards issued and outstanding under the current SP Employee Incentive Plan, each of which is set forth on Schedule 6.5.  Further, both Series A Preferred Stock held by Allied International Fund and the Series B Preferred Stock held by Robert DePalo will survive and be assumed by the Company.

“SP Intellectual Property” shall have the meaning set forth in Section 6.14.

“SP Material Contract” shall have the meaning set forth in Section 6.13(a).

“SP Plans” shall have the meaning set forth in Section 6.15(a)(iii).

“SP Preferred Stock” shall have the meaning set forth in Section 2.13

“SP Real Property” shall have the meaning set forth in Section 6.18(a).

“SP Stockholders” shall have the meaning set forth in the recitals to this Agreement.

“SP’s Knowledge” shall mean the actual knowledge of Robert DePalo, after reasonable inquiry.

“Special Meeting” shall mean the meeting of the Roomlinx Stockholders to be held no later than April 7, 2014 to vote on the matters set forth in the Proxy Statement.

“State PUCs” shall have the meaning set forth in Section 6.11(a).

“Statement of Accounts” shall have the meaning set forth in Section 4.1(g).

“Stockholder Representative” shall have the meaning set forth in Section 11.17.

“Subsidiary” and “Subsidiaries” shall mean, in respect of any Person, any corporation or other legal entity of which such Person (either alone or together with other Subsidiaries of such Person) owns, directly or indirectly, more than fifty percent (50%) of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than fifty percent (50%) of the stock or other equity interests of such entity).

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“Surviving Entity” shall have the meaning set forth in Section 2.1.

“Tax” (and, with correlative meaning, “Taxes,” “Taxable” and “Taxing”) means any net income, capital gains, gross income, gross receipts, sales, use, transfer, ad valorem, franchise, profits, license, capital, withholding, payroll, estimated, employment, excise, goods and services, severance, stamp, occupation, occupancy, rent, transaction, premium, property, social security, environmental (including Code section 59A), alternative or add-on, value added, registration, windfall profits or other taxes, duties, charges, fees, levies or other assessments imposed or required to be withheld by any Governmental Entity, including any amounts required to be paid or delivered to any state as unclaimed or abandoned property, and any license, regulatory or other fees and charges required to be paid or deliver to the FCC, any State PUC or any fund established by the FCC or any State PUC (including the Universal Service Fund and any similar state universal service funds) pursuant to the Communications Laws, or any interest, penalties or additions thereto incurred under Applicable Law with respect to such items (whether assessed in connection with any audit or other examination by any Taxing Authority or judicial or administrative proceeding or otherwise) and including liability for the taxes of any other Person under Treas. Reg. 1.1502-6 (or similar provision of state, local or foreign law) as a transferee or successor, by Contract or otherwise.

“Taxing Authority” shall have the meaning set forth in Section 6.16(a)(i).

“TIG Settlement Agreement” shall have the meaning set forth in Section 4.1(m).

“Transfer Taxes” shall mean any and all transfer, documentary, sales, use, excise, stock, filing, permit, license, stamp, registration, value added, recording, escrow and other similar Taxes and fees.

“Treasury Regulations” means the income Tax regulations promulgated by the IRS and Department of Treasury under the Code, as such regulations may be amended from time to time.

“USAC” shall have the meaning set forth in Section 6.11(c).

ARTICLE II
MERGER

Section 2.1     Merger.  Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, the Merger Sub shall be merged with and into SP, with SP and its subsidiaries surviving as a wholly-owned subsidiary of Roomlinx.  As a result of the Merger, the separate corporate existence of Merger Sub shall cease, SP shall continue as the surviving entity of the Merger (the “Surviving Entity”) and the Merger shall have the effects set forth in the applicable provisions of the DGCL.  Following the Merger, Roomlinx shall (a) change its name to “SignalShare, Inc.”, (b) amend its Articles of Incorporation as set forth on Exhibit A attached hereto, (c) assume certain obligations of SP and (d) transfer substantially all of its assets and liabilities (other than assets consisting of contracts for which no consent to assignment has been obtained) into Roomlinx Sub, a newly-formed, wholly-owned subsidiary of Roomlinx (it being understood that the shares of Cardinal Broadband held by Roomlinx shall not be transferred to Roomlinx Sub, but will be deposited in escrow pursuant to Section 2.15).  As a result of the Merger, the shareholders of SP shall receive an aggregate of 86% of the common stock of SignalShare Inc., in accordance with the definition of SP Fully Diluted Shares.

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Section 2.2     Closing.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at 10:00 a.m., Eastern time, on a date to be specified by SP and Roomlinx (the “Closing Date”), which shall be not less than two (2) Business Days and not more than five (5) Business Days after satisfaction or waiver of the conditions set forth in Article VIII (other than delivery of items to be delivered at the Closing and other than satisfaction of those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the delivery of such items and the satisfaction or waiver of such conditions at the Closing), at the offices of Davidoff Hutcher & Citron LLP, 605 Third Avenue, New York NY 10158, unless another date, place or time is agreed to in writing by SP and Roomlinx.  At the Closing, the parties shall execute and deliver such documents and take the other actions contemplated by Articles IV and VIII.

Section 2.3     Effective Time.  Prior to the Closing, the parties shall prepare, and on the Closing Date shall cause the Merger to be consummated by the filing of certificates of merger (the “Certificates of Merger”) with the Secretary of State of the State of Delaware, in the form required by and executed in accordance with the relevant provisions of the DGCL, and in a form approved by SP and Roomlinx prior to such filing (the date and time of the filing of the Certificate of Merger or the time specified therein as the effective time of the Merger being the “Effective Time”), and the parties shall make or cause to be made all other recordings or filings required under the DGCL or any other Applicable Law as may be required to consummate the transactions contemplated by this Agreement.

Section 2.4     Articles of Incorporation; Bylaws; and Shareholders Agreement.  At the Effective Time, (a) the articles of incorporation of Roomlinx, amended and restated in the form attached hereto as Exhibit A, shall be the articles of incorporation of the Company (the “Restated Articles of Incorporation”) until thereafter changed or amended in accordance with the provisions thereof and the NRS; (b) the bylaws of Roomlinx, amended and restated in the form attached hereto as Exhibit B, shall be the bylaws of the Company (the “Restated By-laws”) until thereafter changed or amended in accordance with the provisions thereof and the NRS; and (c) the Shareholders Agreement of SP, restated as that of SignalShare, Inc. in the form attached hereto as Exhibit L, shall be the Shareholders Agreement of the Company (the “Shareholders Agreement”).  The Restated Articles of Incorporation shall conform to the Certificate of Incorporation currently in effect for SP (except that the dividend payable for Series A Preferred Stock shall exclude revenues of up to $12 million per annum for both Roomlinx Sub and revenues of the Company attributable to contracts that have not been assigned to Roomlinx Sub because the applicable consents have not been obtained), and reflect the new name of the Company as “SignalShare, Inc.”  The Restated By-laws shall conform to the By-laws currently in effect for SP and shall provide for the maximum indemnification permitted under applicable Law for all prior Roomlinx directors and officers and SP directors and officers following the Effective Time.

Section 2.5     Directors and Officers.  The officers of Roomlinx immediately prior to the Effective Time will resign and the following individuals will be appointed to the following positions as the initial officers and directors of the Company as of immediately following the Effective Time, until their respective successors are duly elected or appointed and qualified in accordance with the Restated Certificate of Incorporation and the Restated By-laws of SignalShare, Inc.:

Aaron Dobrinsky                                     Chief Executive Officer and Director
Christopher Broderick                             Chief Operating Officer and Director

The initial officers of SignalShare shall also be the initial officers of Roomlinx Sub (and Michael Wasik and Robert Wagener also shall be the initial officers of Roomlinx Sub as appointed by the Board of SignalShare) as of immediately following the Effective Time, until their respective successors are duly elected or appointed and qualified in accordance with the articles of incorporation and bylaws of Roomlinx Sub.

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Section 2.6     SEC Filings. Roomlinx shall file Form 8-K and Preliminary Proxy Statement as described in Section 7.3(a) with the SEC.  SP shall reasonably cooperate with Roomlinx, as applicable, in connection with the preparation of such filings.

Section 2.7     Reverse Split.  Immediately prior to the Effective Time, Roomlinx shall effect a reverse split of the Roomlinx Common Stock to result in 600,000 shares of Roomlinx Common Stock issued and outstanding immediately before the Effective Time (the “Reverse Stock Split”).

Section 2.8     Name Change.  Immediately prior to the Effective Time, Roomlinx shall change its Name and Trading Symbol to one chosen by SP.

Section 2.9     Restated Roomlinx Articles of Incorporation.   Upon the Effective Time following Roomlinx Stockholder approval and Board of Directors approval Roomlinx shall: (i) amend and restate its Articles of Incorporation to change its name to SignalShare, Inc.; (ii) create serial preferred stock with identical Series A and Series B designations to that existing for SP at the time of the Merger; and (iii) assume any and all obligations which SP has at the time of the Merger, including, but not limited to, those under its outstanding Preferred Stock, employment and consulting agreements and outstanding securities.

Section 2.10     Roomlinx Subsidiary.  Simultaneously with the Merger, Roomlinx shall transfer all of its business operations and substantially all of its assets and liabilities (other than assets consisting of contracts for which no consent to assignment has been obtained) to Roomlinx Sub including, but not limited to, any obligations under the TIG Settlement Agreement (it being understood that the shares of Cardinal Broadband held by Roomlinx shall not be transferred to Roomlinx Sub, but will be deposited in escrow pursuant to Section 2.15).

Section 2.11     [Intentionally Omitted]

Section 2.12     Tax Consequences.  For United States federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368(a) of the Code.  The parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.  The parties hereto shall not take a position on any Tax return or take any action inconsistent with this Section unless otherwise required by a Governmental Entity or Taxing Authority.  SP and Roomlinx shall not take any action that could reasonably be expected to cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code, or fail to take any action the omission of which could reasonably be expected to cause the Merger to fail to so qualify.

Section 2.13     Exchange of Preferred Stock.  As of the Effective Time, each holder of SP Preferred Stock shall exchange and deliver to Roomlinx all issued and outstanding shares of SP Preferred Stock with irrevocable stock powers and Roomlinx shall deliver to the SP Preferred Stockholders an identical number of shares of SignalShare, Inc. Preferred Stock with identical rights and obligations under the Restated Articles of Incorporation.  The Preferred Stock is to be issued to the former SP Preferred Stockholders in accordance with the terms hereof and the Restated Articles of Incorporation shall be issued in full satisfaction of all rights pertaining to the SP Preferred Stock.

Section 2.14     SP Options.  Following the Effective Time, all options to purchase SP Common Stock that are outstanding immediately prior to the Effective Time, each of which is set forth on Schedule 6.5, shall be exchanged for an identical number of options to purchase shares of SignalShare, Inc. Common Stock on the same terms and conditions. Such options and shares are included in the SP Fully Diluted Shares.

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Section 2.15     Escrow Agreement.  Upon the Effective Time, the parties to this Agreement hereby agree to deliver to a mutually agreed escrow agent pursuant to an Escrow Agreement, the form of which is attached hereto as Exhibit N, this executed Agreement, stock certificates for Cardinal Broadband and Signal Point Corp., together with all agreements, documents and materials scheduled to the Escrow Agreement until such time as all consents and approvals are obtained from the Regulatory Authorities.

Section 2.16     Transitional Services Agreement.  Upon the Effective Time, the parties to this Agreement hereby agree to enter into a Transitional Services Agreement, the form of which is attached hereto as Exhibit M, for SP to manage and operate the business of Cardinal Broadband and Signal Point Corp. until all Regulatory Approvals are obtained.

ARTICLE III

TREATMENT OF SECURITIES

Section 3.1     Treatment of SP Common Stock.  Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any further action on the part of the holder thereof, all shares of common stock, par value $.001 per share, of SP (the “SP Common Stock”), issued and outstanding immediately prior to the Effective Time, shall be converted into an aggregate of 120,000,000 shares of common stock, par value $.001 per share, of the Company (the “Shares”).  At the Effective Time all shares of SP Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of such shares shall cease to have any rights with respect thereto, except the right to receive the Shares as provided herein.  Accordingly, as of immediately following the Effective Time, the holders of SP Common Stock immediately prior to the Effective Time shall hold (when taken together with the other SP Fully Diluted Shares (as defined)) Shares representing in the aggregate eighty-six percent (86%) of the Fully Diluted Shares.  Stock certificates representing Shares shall be issued by the Company at the Effective Time.

Section 3.2     Treatment of Roomlinx Common Stock.  Each share of common stock, par value $.001 per share, of Roomlinx (the “Roomlinx Common Stock”) issued and outstanding, immediately prior to the Effective Time, but after giving effect to the Reverse Stock Split (the “Existing Shares”), shall remain outstanding and, by virtue of the Merger and without any action on the party of the holder thereof, shall represent one Share following the Effective Time.  The holders of Roomlinx Common Stock and Cenfin (pursuant to the Debt Restructuring Agreement, the terms of which are attached hereto as Exhibit D) shall receive an aggregate amount of additional Shares as set forth on Exhibit C Post-Closing Capitalization.  Accordingly, immediately following the Effective Time, Cenfin will own 5%, and the holders of Roomlinx Common Stock immediately prior to the Effective Time shall hold in the aggregate nine percent (9%), of the Fully Diluted Shares.  The capitalization of the Company following the Merger is reflected on Exhibit C attached hereto.  The Debt Restructuring Agreement will provide that any remaining debt to Cenfin shall be secured solely by the assets of Roomlinx Sub and the assets of SignalShare consisting of contracts for which no consent to assignment has been obtained and otherwise will not be secured by SignalShare or any other subsidiaries of SignalShare.

Section 3.3     Treatment of Roomlinx Preferred Stock.  As of the Effective Time, there shall be no shares of Roomlinx Preferred Stock outstanding.  Following the Effective Time, the Restated Articles of Incorporation for the Company, attached hereto as Exhibit A shall provide for the identical Serial Preferred Stock, Series A and Series B Preferred Stock currently authorized by SP.

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Section 3.4     Treatment of Roomlinx Options and Warrants.  All options issued under the Roomlinx Stock Option Plan to purchase Roomlinx securities that are outstanding immediately prior to the Effective Time shall terminate as of the Effective Time.  Warrants, as set forth on Schedule 3.4 to purchase Roomlinx securities that are outstanding immediately prior to the Effective Time shall, at the Effective Time by virtue of the Merger and without any further action on the part of the holder thereof, continue to be exercisable for the same number of Shares at the same exercise price (subject to adjustment of the exercise price and the number of Shares as a result of the contemplated Reverse Stock Split).

Section 3.5     No Fractional Shares.  No certificates representing fractional Shares or book-entry credit of the same shall be issued.  Each holder of SP Common Stock or Roomlinx Common Stock who receives any portion of the Shares who would otherwise have been entitled to receive a fraction of a Share shall have such fractional interest rounded up to the nearest whole number.

Section 3.6     Lost, Stolen or Destroyed Stock Certificates.  In the event any certificate representing shares of SP Common Stock or Roomlinx Common Stock (“Certificates”) shall have been lost, stolen or destroyed, upon the making of an affidavit setting forth that fact by the Person claiming such lost, stolen or destroyed Certificate(s) and granting indemnity against any Losses from any claim that may be made against the Company or the issuer thereof with respect to such Certificate(s), and such lost instrument bond or other security for the indemnity as the issuer thereof shall reasonably request, the Company shall deliver a stock certificate representing Shares in an amount equal to the number of Shares to which such holder is entitled with respect to the shares evidenced by such lost, stolen or destroyed Certificate(s).

Section 3.7     Stock Transfer Books.  Five (5) Business Days prior to the Closing Date, the stock transfer books of Roomlinx with respect to all shares of capital stock of Roomlinx shall be closed and no further registration of transfers of such shares of capital stock shall thereafter be made on the records of Roomlinx.

ARTICLE IV

CLOSING DELIVERABLES

Section 4.1      Roomlinx.  At the Closing, Roomlinx shall deliver to SP the following documents:

(a)     the Roomlinx Closing Certificate;

(b)     the written resignations referred to in Section 8.2(e);

(c)     a certificate of good standing of Roomlinx, dated as of a recent date, from the Secretary of State of the State of Nevada;

(d)     a certificate of the Secretary of Roomlinx containing a true and correct copy of the resolutions duly adopted by the board of directors of Roomlinx, approving or authorizing this Agreement and the transactions contemplated hereby on the part of Roomlinx, which shall also certify that such resolutions have not been rescinded, revoked or modified and remain in full force and effect;

(e)     a certificate of the Secretary of Roomlinx setting forth the incumbency of each Person executing this Agreement or any document required by this Agreement on behalf of Roomlinx;

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(f)     a copy of the By-laws of Roomlinx, as amended, certified as of the Closing Date by a duly authorized officer of Roomlinx;

(g)    a statement (the “Statement of Accounts”), certified by the Chief Financial Officer of Roomlinx, setting forth Roomlinx’s current cash, cash equivalents, inventory, receivables, and current accounts payable as of the Closing Date.

(h)    a copy of the Shareholders Agreement signed by each officer, director of Roomlinx, and 10% or greater shareholder of SignalShare;

(i)     the executed Debt Restructuring Agreement containing the terms set forth in Exhibit D attached hereto;

(j)      executed employment agreements dated the Closing Date between the Roomlinx Sub. and each of Michael Wasik and Robert Wagener, substantially in the forms attached hereto as Exhibits E and F, respectively;

(k)     all books, records, general ledgers, general journals, stock transfer ledgers, minutes of stockholder and director meetings, corporate seals and original Contracts and lease agreements; and

(l)      stock certificate(s) and separate stock powers representing all of the issued and outstanding capital stock of Cardinal Broadband to be delivered to the Escrow Agreement, pursuant to the terms and conditions of the Escrow Agreement, the form of which is attached hereto as Exhibit N.

(m)    a fully executed Settlement and Mutual General Release Agreement, by and among PC Specialists, Inc. (d/b/a Technology Integration Group), and the Roomlinx Sub (the “TIG Settlement Agreement”), substantially in the form attached hereto as Exhibit O.

Section 4.2       SP.  At the Closing, SP shall deliver to Roomlinx the following documents:

(a)      the SP Closing Certificate;

(b)     a certificate of good standing of SP, dated as of a recent date, from the Secretary of State of the State of Delaware;

(c)     a certificate of the Secretary of SP containing a true and correct copy of the resolutions duly adopted by the board of directors of SP, approving or authorizing this Agreement and the transactions contemplated hereby on the part of SP, which shall also certify that such resolutions have not been rescinded, revoked or modified and remain in full force and effect;

(d)     a certificate of the Secretary of SP setting forth the incumbency of each Person executing this Agreement or any document required by this Agreement on behalf of SP;

(e)     executed consulting and/or employment agreements between SignalShare Inc. and Robert DePalo, Aaron Dobrinsky, Chris Broderick and Andrew Bressman substantially in the forms attached hereto as Exhibits G,H, I and J, respectively;

(f)       executed consulting agreement between SignalShare Inc. and SAB Management LLC in the form attached hereto as Exhibit K; and

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(g)    stock certificate(s) and separate stock powers representing all of the issued and outstanding capital stock of Signal Point Corp. to be delivered to the Escrow Agent, pursuant to the terms and conditions of the Escrow Agreement, the form of which is attached hereto as Exhibit N.

Section 4.3      Roomlinx & SP. At the Closing, Roomlinx and SP shall execute and deliver the following documents:

(a)     this Agreement and Plan of Merger;

(b)    the Transitional Services Agreement; and

(c)     the Escrow Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES RELATING TO ROOMLINX

Except as disclosed in (a) the SEC Reports filed by Roomlinx prior to the date hereof or (b) the sections of the Disclosure Schedules that specifically relates to such Section, or is reasonably apparent on its face that relates to a Section or a portion of a Section, of Article V below, Roomlinx hereby represents and warrants to SP as follows:

Section 5.1      Organization; Good Standing.  Roomlinx (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted; and (b) is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the conduct or nature of its business or the ownership, leasing or holding of its properties makes such qualification or good standing necessary, except where the failure to be so qualification could not reasonably be expected to have a Material Adverse Effect with respect to Roomlinx.  The copies of organizational documents of Roomlinx, each as amended to date and made available to SP’s counsel prior to the date of this Agreement, are true, correct and complete.

Section 5.2      Authorization; Enforceability; Board Action.

(a)     Roomlinx has the corporate power and authority to execute and deliver this Agreement and, subject to receipt of the Requisite Roomlinx Stockholder Vote, to consummate and perform its obligations hereunder.  The execution and delivery of this Agreement, the performance by Roomlinx of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by Roomlinx’s board of directors and no other corporate proceedings on the part of Roomlinx are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than with respect to completion of the Merger, the adoption of this Agreement by the Requisite Roomlinx Stockholder Vote prior to the consummation of the Merger and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

(b)    This Agreement has been duly executed and delivered by Roomlinx and, assuming the due authorization, execution and delivery of this Agreement by SP, constitutes a legal, valid and binding obligation of Roomlinx, enforceable against Roomlinx in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

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(c)     Roomlinx’s board of directors has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of, the stockholders of Roomlinx, (ii) approved this Agreement and the transactions contemplated hereby, and (iii) directed that this Agreement be submitted to the Roomlinx Stockholders for their consideration and approval of this Agreement and the transactions contemplated hereby, including the Merger, by the Requisite Roomlinx Stockholder Vote at a Special Meeting.

Section 5.3     Consents.  Except as set forth in Schedule 5.3, except for the Required Governmental Consents and except for any such Consent or Filing (as such terms are defined below) the failure of which to make or obtain would not reasonably be expected to have a Material Adverse Effect with respect to Roomlinx, no consent, approval, license, permit, order or authorization (each, a “Consent”) of, or registration, declaration, notice or filing (each, a “Filing”) with any Governmental Entity or other Person is required for or in connection with the execution and delivery of this Agreement by Roomlinx and the consummation by Roomlinx of the transactions contemplated hereby. Schedule 5.3(b) shall list any and all Required Governmental Consents required for Roomlinx to perform its obligations under this Agreement and transaction.

Section 5.4     No Conflict.  The execution, delivery and performance of this Agreement by Roomlinx does not, and the consummation by Roomlinx of the transactions contemplated hereby will not: (a) conflict with or violate any provision of the organizational documents of Roomlinx, (b) assuming all Consents and Filings included in the exceptions to Section 5.3 have been obtained and are effective, conflict with or violate in any material respect any Applicable Law or permit, license or authorization issued by any Governmental Entity necessary for the conduct of its business (each, a “Permit”), (c) violate, or conflict with, or result in a breach of any provision of, or require any consent, waiver or approval, or result in a default or give rise to any right of termination, cancellation, modification or acceleration (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any note, bond, indenture, mortgage, lease or other agreement or instrument to which Roomlinx is a party or by which Roomlinx or any of its properties or assets may be bound, or (d) result in the imposition or creation of any Encumbrances on any of the property or assets held or leased by Roomlinx; except, in case of clauses (b) and (c), as have not had and would not reasonably be expected to have a Material Adverse Effect with respect to Roomlinx.

Section 5.5      Capitalization .  The authorized equity interests of Roomlinx consists of (a) 200,000,000 shares of Roomlinx Common Stock, of which 6,405,413 shares are issued and outstanding, which shall be reverse split prior to the Effective Time so that there are then 600,000 shares issued and outstanding, and (b) 5,000,000 shares of Preferred Stock, par value, $0.20 per share of Roomlinx (“Roomlinx Preferred Stock”), of which 720,000 shares have been designated as Class A Preferred Stock and 720,000 shares are issued and outstanding, all of which shall be cancelled as of the Closing Date.  All of the issued and outstanding shares of Roomlinx capital stock (i) are duly authorized, validly issued, fully paid and nonassessable, (ii) have not been issued in violation of the preemptive or other rights of any Person, and (iii) have been issued in compliance with applicable federal, state and foreign securities laws.  Except as set forth in the SEC Reports (defined below), as of the date of this Agreement, there are no outstanding (x) Rights with respect to Roomlinx, (y) voting trusts, stockholder agreements, proxies or other agreements or understandings with respect to the voting, transfer or registration of any of the capital stock of Roomlinx, (z) obligations, commitments or arrangements, contingent or otherwise, of Roomlinx to purchase, redeem or otherwise acquire any securities of Roomlinx other than pursuant to any benefit plan or upon the termination of employment of an employee and other than such as could not reasonably be expected to have a Material Adverse Effect with respect to Roomlinx.

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Section 5.6     Required Vote of Roomlinx Stockholders.  The only vote of the holders of outstanding securities of Roomlinx required by the certificate of incorporation or bylaws of Roomlinx, by Law or otherwise to complete the Merger is the affirmative vote of the holders of not less than a majority of the voting power of the outstanding Roomlinx Common Stock.  The vote required by the previous sentence is referred to together as the “Requisite Roomlinx Stockholder Vote.”

Section 5.7      SEC Reports; Financial Statements.

(a)     Since December 31, 2011 through the date of this Agreement, Roomlinx has timely filed or furnished (when taking into account timely extension filings) all forms, reports, statements, certifications and other documents required to be filed or furnished by it with or to the SEC (collectively, “SEC Reports”), all of which have complied, as to form, as of their respective filing dates, or if amended, as of the date of the last such amendment, in all material respects with all applicable requirements of the Securities Act and the Exchange Act and, in each case, the rules and regulations of the SEC promulgated thereunder.  None of the SEC Reports, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)     The audited and unaudited consolidated financial statements (including the related notes thereto) of Roomlinx included in the SEC Reports filed since December 31, 2011 through the date of this Agreement, as amended or supplemented prior to the date of this Agreement, have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis for the periods involved (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the consolidated financial position of Roomlinx as of their respective dates, and the related consolidated income, stockholders’ equity and consolidated cash flows for the periods presented therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments and other adjustments described therein, including the notes thereto).

Section 5.8      Absence of Undisclosed Material Liabilities.  Roomlinx has no material Liabilities of any nature required to be recorded or reflected on a balance sheet under GAAP that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Roomlinx, other than such Liabilities (i) as and to the extent reflected or reserved against on the most recent consolidated balance sheet of Roomlinx or in the notes thereto included in, or otherwise disclosed in, the SEC Reports filed prior to the date hereof, (ii) incurred in the ordinary course of business consistent with past practice since the date of such balance sheet or (iii) with respect to or arising from transactions contemplated hereby.

Section 5.9     Absence of Certain Changes.  Since December 31, 2012, Roomlinx has conducted its business only in the ordinary course of business consistent with past practice and, except for actions taken in connection with the transactions contemplated by this Agreement: (a) there has not been a Material Adverse Effect with respect to Roomlinx; and (b) Roomlinx has not taken or had occur any of the actions or events described in Section 7.1.

Section 5.10    Compliance with Laws.  Roomlinx is in compliance in all material respects with all Applicable Laws and the terms of the Permits relating to Roomlinx’s business.

Section 5.11    Related Party Transactions.  Except (a) for this Agreement and the exhibits attached hereto, (b) the Merger and (c) as otherwise disclosed in the SEC Reports, there are no material transactions, or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions, between Roomlinx and Roomlinx’s Affiliates that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.

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ARTICLE VI

REPRESENTATIONS AND WARRANTIES RELATING TO SP

Except as disclosed in the sections of the Disclosure Schedules that specifically relates to such Section, or is reasonably apparent on its face that relates to a Section or a portion of a Section, of Article VI below, SP hereby represents and warrants to Roomlinx as follows:

Section 6.1      Organization.  SP (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted; and (b) is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the conduct or nature of its business or the ownership, leasing or holding of its properties makes such qualification or good standing necessary, except where the failure to be so qualification could not reasonably be expected to have a Material Adverse Effect with respect to SP.  The copies of organizational documents of SP, each as amended to date and made available to Roomlinx’s counsel prior to the date of this Agreement, are true, correct and complete.

Section 6.2      Authorization; Enforceability; Board Action.

(a)     SP has the corporate power and authority to execute and deliver this Agreement and, subject to receipt of the Requisite SP Stockholder Vote, to consummate and perform its obligations hereunder.  The execution and delivery of this Agreement, the performance by SP of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by SP’s board of directors and no other corporate proceedings on the part of SP are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than with respect to completion of the Merger, the adoption of this Agreement by the Requisite SP Stockholder Vote prior to the consummation of the Merger and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

(b)     This Agreement has been duly executed and delivered by SP and, assuming the due authorization, execution and delivery of this Agreement by SP, constitutes a legal, valid and binding obligation of SP, enforceable against SP in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c)     SP’s board of directors has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of, the stockholders of SP, (ii) approved this Agreement and the transactions contemplated hereby, and (iii) directed that this Agreement be submitted to the SP Stockholders for their consideration and resolved to recommend the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger, by the SP Stockholders.

Section 6.3      Consents.  Except as set forth in Schedule 6.3 and except for the Required Governmental Consents, no Consent of, or Filing with, any Governmental Entity or other Person is required for or in connection with the execution and delivery of this Agreement by SP and the consummation by SP of the transactions contemplated hereby.

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Section 6.4      No Conflict.  Except as set forth in Schedule 6.4, the execution, delivery and performance of this Agreement by SP does not, and the consummation by SP of the transactions contemplated hereby will not: (a) conflict with or violate any provision of the organizational documents of SP, (b) assuming all Consents and Filings included in the exceptions to Section 6.3 have been obtained and are effective, conflict with or violate in any material respect any Applicable Law or permit, license or authorization issued by any Governmental Entity necessary for the conduct of SP’s business, (c) violate, or conflict with, or result in a breach of any provision of, or require any consent, waiver or approval, or result in a default or give rise to any right of termination, cancellation, modification or acceleration (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any note, bond, indenture, mortgage, lease or other agreement or instrument to which SP is a party or by which SP or any of its properties or assets may be bound, or (d) result in the imposition or creation of any Encumbrances on any of the property or assets held or leased by SP; except, in case of clause (c), as have not had and would not reasonably be expected to have a Material Adverse Effect with respect to SP.

Section 6.5     Capitalization.  As of the date hereof, the authorized equity interests of SP consists of (a) 150,000,000 shares of SP Common Stock, of which 106,156,213 shares were issued and outstanding as of January 15, 2014, and (b) 10,000,000 shares of SP Preferred Stock, of which 1,000 shares designated as “Series A Preferred Stock” are issued and outstanding and 10 shares designated as “Series B Preferred Stock” are issued and outstanding.  All of the issued and outstanding shares of SP capital stock (i) are duly authorized, validly issued, fully paid and nonassessable, (ii) have not been issued in violation of the preemptive or other rights of any Person, and (iii) have been issued in compliance with applicable federal, state and foreign securities laws.  Schedule 6.5 sets forth, as of the date of this Agreement, all outstanding (x) Rights with respect to SP, (y) voting trusts, stockholder agreements, proxies or other agreements or understandings with respect to the voting, transfer or registration of any of the capital stock of SP, and (z) obligations, commitments or arrangements, contingent or otherwise, of SP to purchase, redeem or otherwise acquire any securities of SP other than pursuant to any benefit plan or upon the termination of employment of an employee.

Section 6.6      Subsidiaries.  Except as set forth in Schedule 6.6, as of the date hereof, and subject to the Regulatory Approvals, SP has no Subsidiaries and does not have any investment or hold any interest in any Person.

Section 6.7      Financial Statements.

(a)     Schedule 6.7 contains true, correct and complete copies of the following financial statements (collectively, the “SP Financial Statements”): unaudited balance sheets of SP as of the fiscal years ended December 31, 2012 and December 31, 2013 and unaudited statements of income and cash flows for the fiscal years then ended, copies of which are attached hereto.

(b)     The SP Financial Statements are consistent in all material respects with the books and records of SP and fairly present in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of SP as of the dates thereof and its results of operations and cash flows for the periods then ended.  Except as set forth in Schedule 6.7(b), SP has not entered into any transaction involving the factoring of receivables, synthetic leases, off balance sheet research and development arrangements or the use of special purpose entities for any off balance sheet activity.  SP’s revenue recognition policies and the application of those policies comply with applicable standards under GAAP applied on a consistent basis.

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Section 6.8          Absence of Undisclosed Material Liabilities.  Except as set forth in Schedule 6.8 and except for Liabilities (a) incurred in the ordinary course of business subsequent to the balance sheet included in SP’s audited financial statements for the year ended December 31, 2013; (b) reflected, accrued or reserved against on the face of the balance sheet included in SP’s audited financial statements for the year ended December 31, 2013; (c) arising under Contracts (other than accrued Liabilities arising thereunder and other than arising as a result of a default or breach thereof) since the date of the balance sheet included in SP’s audited financial statements for the year ended December 31, 2013; or (d) of a type that would not be required to be reflected in the financial statements of SP as of the date of the balance sheet included in SP’s audited financial statements for the year ended December 31, 2013, SP has no material Liability.  The reserves reflected in the SP Financial Statements are adequate, appropriate and reasonable and have been calculated in a consistent manner.

Section 6.9          Absence of Certain Changes.  Since December 31, 2012, SP has conducted its business only in the ordinary course of business consistent with past practice and, except for actions taken in connection with the transactions contemplated by this Agreement and as set forth in Schedule 6.9: (a) there has not been a Material Adverse Effect with respect to SP; and (b) SP has not taken or had occur any of the actions or events described in Section 7.1.

Section 6.10         Litigation.  Except as set forth on Schedule 6.10, there is no material litigation, claim, action, suit, proceeding, arbitration, mediation or investigation of a Governmental Entity pending or, to SP’s Knowledge, threatened against or relating to SP or any properties or assets of SP.

Section 6.11         Communications Laws.

(a)          Except as disclosed on Schedule 6.11(a), since  December 31, 2012, the operation of SP and its business complies and has complied in all material respects with the Communications Act of 1934, as amended, the rules, orders, regulations and other applicable requirements of the Federal Communications Commission (“FCC”), and the applicable state statutes governing the communications industry, the rules, orders, regulations and other applicable requirements of any state public service commission, public utilities commission or similar state agency responsible for regulating the communications industry within a particular state and with jurisdiction over any of the services offered by SP (“State PUCs”) (collectively, the “Communications Laws”).   SP is in compliance with the Communications Assistance for Law Enforcement Act of 1994 and all rules and regulations promulgated thereunder.

(b)         Schedule 6.11(b) lists all of the material communications licenses, certificates, permits, approvals, orders, consents, permissions and other authorizations used or necessary to operate SP’s business, including all licenses or authorizations issued by the FCC and all certificates of public convenience and necessity or similar instruments issued by any State PUC (“Communications Authorizations”).  Each Communications Authorization is in full force and effect and has not been revoked, reversed, stayed, set aside, annulled or suspended and is not subject to any conditions or requirements that are not generally imposed by the FCC or applicable State PUC upon holders of such Communications Authorizations.  The Communications Authorizations are the only material licenses, certificates, permits, authorizations, consents or approvals required from the FCC or any applicable State PUC to operate SP’s business.

(c)          SP, as of December 31, 2013, has submitted all material reports and paid all license, regulatory or other fees and charges which they have calculated in good faith as due to the FCC, any State PUC or any fund established by the FCC or any State PUC (including the Universal Service Administrative Company (“USAC”) and any similar state universal service funds) pursuant to the Communications Laws.  SP does not currently owe any material contributions to USAC, except as set forth as a current Liability in SP’s unaudited financial statements for the year ended December 31, 2013 and except as disclosed on Schedule 6.11(c).  There is no inquiry, claim, action or demand pending or, to SP’s Knowledge, threatened before the FCC which questions the amounts paid by SP pursuant to the Communications Laws.

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(d)             Except for the Required Governmental Consents, and the execution of the Transitional Services Agreement, the execution, delivery and performance of this Agreement will not: (i) violate or conflict with the Communications Laws; (ii) require the prior consent or authorization of, or notice to, the FCC or any State PUC; or (iii) result in or cause a forfeiture, suspension, termination, revocation, impairment, adverse modification or non-renewal of any of the Communications Authorizations.

Section 6.12         Compliance with Laws.  Except as set forth on Schedule 6.12, SP is in compliance in all material respects with all Applicable Laws and the terms of each permit, license or authorization issued by any Governmental Entity necessary for the conduct of its business.

Section 6.13         Contracts.

(a)         Except as set forth on Schedule 6.13(a) (each Contract set forth on Schedule 6.13(a) shall be referred to as an “SP Material Contract”), SP is not a party or subject to:

(i)            any Contract pursuant to which SP received revenue in any month ended during the twelve (12)-month period ended October 31, 2013, or reasonably expects to receive revenue in any month ending during the twelve (12)-month period ending October 31, 2014 that would result in the customer being one of SP’s top ten customers by revenue.

(ii)           any real property lease;

(iii)          a Contract for the purchase, license (as licensee) or lease (as lessee) by SP of services, materials, products, personal property, supplies, Intellectual Property Rights or other assets from any supplier or vendor or for the furnishing of services to SP reasonably expected to involve total payments by SP in any consecutive twelve (12)-month period ending after the date hereof.   For the purpose of this Schedule 6.13(a)(iii), SP’s top ten purchase agreements shall be identified and produced for review;

(iv)          a mortgage, indenture, security agreement, guaranty, pledge or other Contract relating to the borrowing of money or extension of credit (other than accounts receivable or accounts payable in the ordinary course of business);

(v)           an employment, change of control, retention, severance or material consulting agreement;

(vi)          a joint venture, partnership or limited liability company agreement with third parties;

(vii)         a non-competition agreement or any other Contract which purports to limit in any material respect (i) the manner in which, or the localities in which, the business of SP may be conducted or (ii) the ability of SP to provide any type of service or product presently provided by SP;

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(viii)         a Contract containing any exclusivity clause, most-favored-nations clause, benchmarking clause or marked-to-market pricing provision;

(ix)           a Contract or offer to acquire all or a substantial portion of the capital stock, business, property or assets of any other Person;

(x)            any Contracts providing for the indemnification by SP of any Person other than customary indemnifications of any agreements entered into in the ordinary course of business;

(xi)           any Contract providing for licensing or royalties; or

(xii)          any other material Contract not in the ordinary course of business of SP.

(b)           (i) Each SP Material Contract is valid and binding on SP and, to SP’s Knowledge, each other party thereto and is in full force and effect, and (ii) SP has performed and complied with, in all material respects, all obligations required to be performed or complied with by it under each SP Material Contract.  There is no material default under any SP Material Contract by SP or, to SP’s Knowledge, by any other party, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a material default thereunder by SP, or to SP’s Knowledge, by any other party.

Section 6.14         Intellectual Property.  SP owns, or validly licenses or otherwise has the right to use the material Intellectual Property Rights relating to SP’s business as operated as of the date of this Agreement (the “SP Intellectual Property”).  Except as disclosed on Schedule 6.14, SP has not received any written claim of invalidity or conflicting ownership rights with respect to any SP Intellectual Property from a third party and no such SP Intellectual Property is the subject of any pending or, to SP’s Knowledge, threatened action, suit, claim, investigation, arbitration, interference, opposition or other proceeding.  SP has not received any written notice from any Person that the use of any SP Intellectual Property by SP or any licensee is infringing or has infringed any domestic or foreign registered patent, trademark, service mark, trade name, or copyright or design right, or that SP or any licensee has misappropriated or disclosed any trade secret, confidential information or know-how.

Section 6.15         Employee Benefits.

(a)           Schedule 6.15(a) sets forth the following:

(i)            a list of all employees of SP (collectively, the “SP Employees”) setting forth the name, position held, start date and compensation arrangements (including with respect to each employee the amount of any potential severance obligation);

(ii)           a list of each written employment agreement, consulting agreement and similar agreement with any SP Employee (collectively, the “SP Employment Agreements”);

(iii)           a list of each “employee benefit plan” as such term is defined in ERISA Section 3(3) that is covered by ERISA and that is maintained for the benefit of any SP Employee (collectively, the “SP Plans”); and

(iv)           a list of each written plan or arrangement (excluding the SP Employment Agreements) not subject to ERISA maintained for the benefit of any SP Employee which provides for retirement benefits, termination bonuses, severance payments or benefits, deferred compensation, bonuses, stock options, employee insurance coverage or any similar compensation or welfare benefit plan (collectively, the “SP Employee Benefit Programs”).

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(b)           Each SP Employment Agreement, SP Plan and SP Employee Benefit Program is maintained and administered in compliance in all material respects with the terms of such SP Employment Agreement, SP Plan and SP Employee Benefit Program and all laws applicable thereto, and SP has not received any notice from any Governmental Entity concerning such compliance.

(c)           Except as set forth on Schedule 6.15(c), no “reportable event” (as such term is used in ERISA Section 4043), “prohibited transaction” (as such term is used in ERISA Section 406 or Code Section 4975) or “accumulated funded deficiency” (as such term is used in Code Section 412 or 4971) has occurred with respect to any SP Plan during the past three (3) years that would, individually or in the aggregate, result in any material Liability.  All individuals participating in (or eligible to participate in) any SP Plan have been properly classified as employees of SP.

(d)           Except as set forth on Schedule 6.15(d), no litigation or administrative or other proceedings involving an SP Employment Agreement, SP Plan or SP Employee Benefit Program have occurred or, to SP’s Knowledge, have been threatened in writing.

(e)           Each SP Plan that is intended to be qualified under Code Section 401(a) has received a favorable determination letter issued by the IRS or has pending, or will have not less than thirty (30) days remaining after the Closing Date in which to file, an application for such determination from the IRS.  All payments due from SP with respect to any SP Employment Agreement, SP Plan or SP Employee Benefit Program have been made or have been properly accrued as Liabilities of SP in accordance with the terms of such SP Employment Agreement, SP Plan, SP Employee Benefit Program and applicable law.

(f)           Except as described on Schedule 6.15(f), SP and its “ERISA affiliates” do not and have never sponsored, maintained, contributed to, or been obligated under ERISA or otherwise to contribute to (i) a “defined benefit plan” (as defined in ERISA Section 3(35) and Code Section 414(j), (ii) a “multi-employer plan” (as defined in ERISA Section 3(37) and 4001(a)(3)), (iii) a “multiple employer plan” (meaning a plan sponsored by more than one employer within the meaning of ERISA Sections 4063 or 4064 or Code Section 413(c)), or (iv) any arrangement providing welfare benefits to any person beyond his or her retirement or other termination of service other than coverage mandated by Part 6 of Title 1 of ERISA or Code Section 4980B or similar state law.

(g)           Except as set forth in Schedule 6.15(g), the consummation of the transactions contemplated by this Agreement (alone or together with any other event) will not (i) entitle any Person to any material benefit under any SP Employment Agreement, SP Plan or SP Employer Benefit Program or (ii) accelerate the time of payment or vesting or increase the amount of any compensation or other benefit due to any person under any SP Employment Agreement, SP Plan or SP Employee Benefit Program.

Section 6.16         Taxes.  Except as set forth on Schedule 6.16:

(a)           (i) All Tax returns and reports required to be filed with the IRS or any federal, state, local or foreign taxing or regulatory authority (together with the IRS and including the Universal Service Access Commission, the FCC, NYPSC and other regulatory bodies, a “Taxing Authority”) with respect to any period ending on or before the Closing Date by or on behalf of SP (individually, a “Return”, collectively, the “Returns”) have, to the extent required to be filed on or before the date of this Agreement, been or will be filed when due in accordance with all Applicable Laws and taking into account all extensions of due dates; (ii) all material Taxes shown as due and payable on the Returns that have been filed, and all other Taxes due and payable, whether or not reflected on a Return, have been timely paid to the appropriate Taxing Authority, and all of such Returns are true and complete in all material respects and all such payments are in the proper amounts; (iii) no material deficiencies for any Taxes have been proposed or assessed in writing against or with respect to SP; and (iv) there are no liens for Taxes upon SP’s assets except statutory liens for current Taxes not yet due and payable.

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(b)           SP has not agreed to any extension or waiver of the statute of limitations period applicable to any Return or agreed to any extension of time with respect to a Tax assessment or deficiency which period (after giving effect to such extension or waiver) has not yet expired.

(c)           SP is not now and has never been a party to any Tax allocation, Tax indemnity or Tax sharing agreement, and SP has not assumed the Tax liability of any other Person under any contract.

(d)           SP has timely withheld and paid all material Taxes required to have been withheld and paid by SP, including payroll, sales, use and excise Taxes.

(e)           There are no audits, administrative proceedings, or court proceedings currently pending or, to SP’s Knowledge, threatened with respect to SP in respect of any Tax.

(f)           SP (i) is not now and has never been a member of an affiliated group of corporations within the meaning of Code Section 1504 or a member of an affiliated, combined, consolidated, unitary or similar group under any similar provision of law; and (ii) does not have any Liability for Taxes of any Person (other than SP) under Treasury Regulation Section 1.1502-6 (or any similar provision of foreign, state or local law), as a transferee or successor, by contract or otherwise.

(g)           SP has provided true, correct and complete copies of all Returns filed by or with respect to SP for all taxable periods ending on or after December 31, 2011.  Except as set forth on Schedule 6.16(g), SP did not have any net operating loss, net capital loss, unused investment or other credit, unused foreign tax credit or excess charitable contribution allocable to SP as of December 31, 2013.

(h)           SP has not made any payments, or is or will be obligated to make any payments due to the transactions contemplated hereby, that would result in an “excess parachute payment” within the meaning of Code Section 280G.

(i)            SP has not engaged in any “listed transaction” for purposes of Treasury Regulation Sections 1.6011-4(b)(2) or 301.6111-2(b)(2) or any analogous provision of state or local law.

(j)           SP is, and for all periods prior to the date of this Agreement, has been a corporation for income Tax purposes.

(k)          No Transfer Taxes are payable or will become payable in connection with the consummation of the transactions contemplated by this Agreement.

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Section 6.17     Environmental Matters.  No Hazardous Material has been generated, transported, used, handled, processed, disposed, stored or treated by SP on any real property owned, leased or operated by SP except in material compliance with Environmental Laws.  To SP’s Knowledge, no Hazardous Material has been spilled, released, discharged, disposed, or transported from any real property owned, leased or operated by SP except in material compliance with Environmental Laws.  To SP’s Knowledge, SP is in compliance in all material respects with all applicable Environmental Laws.

Section 6.18     Real Property.

(a)     Schedule 6.18(a)(i) sets forth a true and complete list of all real property owned, leased or operated by SP (collectively, the “SP Real Property”).  The SP Real Property constitutes all real property and improvements leased, subleased or otherwise occupied or used by SP or necessary for the operation of SP’s business.  With respect to each parcel of SP Real Property, except as set forth in Schedule 6.18(a)(ii): (i) the applicable lease is legal, valid, binding, enforceable and in full force and effect against SP; (ii) SP is not in material breach or violation of, or default under, any applicable lease, and no event has occurred, is pending or, to SP’s Knowledge, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a material breach or default by SP under the applicable lease; and (iii) the applicable lease does not require any consent, approval, permit or authorization of, or notice to, any Person in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(b)     SP is in material compliance with its obligations with respect to the SP Real Property.  SP has not received any notices of material violations of any applicable zoning, subdivision or building regulation, ordinance or other Applicable Law relating to the SP Real Property.  To SP’s Knowledge: (i) the SP Real Property is in material compliance with all applicable zoning, subdivision or building regulations, ordinances or other Applicable Laws relating to the Real Property; and (ii) no SP Real Property is subject to, or affected by, any material special assessment for public improvements, whether or not presently an Encumbrance upon such SP Real Property.  Except as set forth on Schedule 6.18(b), the transactions contemplated by this Agreement will not require any Consent or Permit of any Governmental Entity or third party with respect to any SP Real Property.

                Section 6.19     Labor Matters.  As of the date hereof, SP employs approximately forty-five (45) full-time and part-time employees.  Schedule 6.19 sets forth a list of all SP Employees.  SP has not misclassified any individual providing service to SP as an independent contractor.  SP is not delinquent in payments to any of employees of SP for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for SP or amounts required to be reimbursed to such Persons.  SP is in compliance in all material respects with all applicable laws and regulations respecting labor, employment, fair employment practices, terms and conditions of employment, occupational safety and health, and wages and hours, including laws regarding the proper classification of employees and independent contractors.  There are no charges of employment discrimination or unfair labor practices or strikes, slowdowns, or stoppages of work, existing, pending or, to SP’s Knowledge, threatened against or involving SP.  SP is not a party to any collective bargaining agreement with any labor organization or other representative of any SP Employees, nor is any such agreement presently being negotiated.  There is not presently (nor has there ever been) any petition filed by any labor organization to represent the SP Employees.  SP is in compliance in all material respects with the requirements of the Immigration Reform Control Act of 1986.  To SP’s Knowledge, no member of SP’s senior management intends to voluntarily terminate such member’s employment with SP.  SP has not ever implemented any “plant closing” or “mass layoff” of employees as those terms are defined in the WARN Act or under any similar state or local law or regulation, and no layoffs that could implicate any such laws or regulations are currently contemplated.

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Section 6.20     Insurance.  Schedule 6.20 contains an accurate listing of the insurance policies currently maintained include general commercial, general liability, product liability, errors and omissions, professional liability, specified director’s and officer’s liability, workers compensation and employee’s liability, fire and casualty and other insurance policies, all of which are in full force and effect.  All premiums due and payable with respect to the insurance policies maintained by SP have been paid to date.  Schedule 6.20 sets forth (a) a list of claims made against SP under any insurance policies in the three (3)-year period ending on December 31, 2013 and (b) a summary description of each claim made against SP under any insurance policy since January 1, 2011.  There are currently no claims pending against SP under any insurance policies currently maintained by SP.  To SP’s Knowledge, there is no threatened termination of any such policies or arrangements.

Section 6.21     Sufficiency of Assets; No Encumbrances; Title.  SP has good and marketable title to, or a valid and binding leasehold interest in, the material personal property pertaining to its business, except for properties or assets sold or otherwise disposed of in the ordinary course of business since December 31, 2013, free and clear of all defects, liens, charges and other Encumbrances, except (a) as set forth on Schedule 6.21; (b) liens for Taxes, assessments and other governmental charges not yet due and payable or, if due, (i) not delinquent or (ii) being contested in good faith by appropriate proceedings; (c) mechanics’, workmen’s, repairmen’s, warehousemen’s, carriers’ or other like liens arising or incurred in the ordinary course of business if the underlying obligations are not past due; and (d) liens or title retention arrangements arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business.

Section 6.22     Related Party Transactions.  Except as set forth in Schedule 6.22, there are no loans, leases or other agreements or transactions between SP, on the one hand, and any stockholder, director or employee of SP, or any owner, director or employee of any stockholder or any member of any of such individuals’ immediate family, or any Person controlled by any of such Persons, on the other hand.  Except as set forth in Schedule 6.22, no stockholder, director or officer of SP or, to SP’s Knowledge, any of their respective spouses or family members (i) owns directly or indirectly, on an individual or joint basis, any interest in, or serves as an officer or director or in another similar capacity of, any competitor, customer, distributor or supplier of SP, or any organization that has a material contract or arrangement with SP or (ii) owns directly, on an individual or joint basis, or has any interest in any tangible or intangible property that SP uses or has used in the conduct of its business, other than any ownership interest in SP.

                Section 6.23     Brokers.  Neither SP nor any of its members, managers, officers, employees or Affiliates has employed any investment banker, broker or finder or incurred any Liability for any investment banking fees, brokerage fees, commissions or finders’ fees or any other similar fees or commissions in connection with the transactions contemplated by this Agreement for which SP or any Affiliate thereof has or could have any Liability (other than any Liability incurred by the SP for which neither SP nor any of its Affiliates shall have any responsibility).

Section 6.24     Required Vote of SP Stockholders.  The only vote of the holders of outstanding securities of SP required by the certificate of incorporation or bylaws of SP, by Law or otherwise to complete the Merger is the affirmative vote of the holders of not less than a majority of the voting power of the outstanding SP Common Stock.  The vote required by the previous sentence is referred to together as the “Requisite SP Stockholder Vote.”

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ARTICLE VII

COVENANTS

                Section 7.1     Conduct of Business.  Except as contemplated by this Agreement or, with respect to Roomlinx, by any SEC Report filed prior to the date hereof, (x) each of Roomlinx and SP shall conduct its business in all material respects in the ordinary course consistent with past practice and (y) unless the other party shall otherwise consent in writing, neither Roomlinx nor SP shall, from the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article IX:

(a)     (i) amend its organizational documents; (ii) split, combine, subdivide or reclassify its outstanding shares of capital stock; or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into its capital stock;

(b)     (i) create, incur or assume any short-term debt (including obligations with respect to capital leases); (ii) create, incur or assume any long-term debt; (iii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the material obligations of any other Person; (iv) make any loans, advances or capital contributions to, or investments in, any other Person; (v) mortgage or pledge any of its assets or create any Encumbrance of any kind with respect to any such asset; (vi) offer, issue, place, syndicate or arrange any debt securities or debt facilities (including any renewals, restatements, restructuring or refinancing of any existing debt securities or debt facilities); or (vii) attempt or agree to do any of the foregoing, announce or authorize the announcement of any of the foregoing or engage in any discussion concerning any of the foregoing;

(c)     Except in connection with the SP Offering, issue, deliver, sell, dispose of, pledge, hypothecate, encumber, transfer or assign shares of any class of its capital stock or any securities convertible into, or any rights, warrants or options to acquire, any such shares;

(d)     acquire any business from any third Person, whether by merger, consolidation, the purchase of a substantial portion of the assets of such Person or otherwise;

(e)     dispose of, mortgage, pledge, hypothecate, encumber, transfer or assign any of its property or assets or subject any such property or assets to any security interest other than in the ordinary course of business consistent with past practice;

(f)      acquire, sell, lease, license or dispose of any material assets or property (including any shares or other equity interests in or securities of any corporation, partnership, association or other business organization or division thereof), other than purchases and sales of assets and leases entered into in the ordinary course of business, or merge or consolidate with any entity;

(g)     change any of its accounting or Tax policies, practices or methods except as required by GAAP upon the advice of its independent accountants or, if applicable, by the rules and regulations of the SEC;

(h)     make or revoke any material Tax election or settle or compromise any material Tax liability, or amend any material Return;

(i)      except as expressly permitted hereunder, and as necessary in the ordinary conduct of business consistent with past practice, grant or acquire, agree to grant to or acquire from any Person, or dispose of or permit to lapse any rights to, any material Intellectual Property Rights, or disclose or agree to disclose to any Person, any trade secret;

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(j)      terminate, amend or modify any existing material Contract or enter into any new or additional material Contract (or terminate, amend or modify any such material Contract), except in the ordinary course of business consistent with past practice;

(k)     undertake any material capital improvement projects or make any material additions, improvements or renovations to existing facilities and/or equipment;

(l)      make all necessary government filings in the ordinary course of business, including, but not limited to, Roomlinx’s filings with the SEC;

(m)    enter into, adopt or amend any agreement or transaction with any stockholder thereof or any Affiliate of any stockholder thereof; or

(n)     enter into any commitment or agreement to do any of the foregoing.

Section 7.2       Access to Information.  Subject to restrictions imposed by federal and state securities laws and other Applicable Laws, from the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article IX, each of Roomlinx and SP shall (i) give the other party and the other party’s Representatives reasonable access (during regular business hours upon reasonable notice) to all employees, offices and other facilities and to all books, contracts, commitments and records (including Tax returns) as such other party may reasonably request, (ii) permit the other party to make such inspections as they may reasonably require and (iii) cause its officers to furnish the other party with such financial and operating data and other information with respect to the business, properties and personnel of the disclosing party as such other party may from time to time reasonably request (other than materials prepared by the disclosing party’s financial, accounting, or legal advisors or which is subject to an attorney/client or an attorney work product privilege or which may not be disclosed pursuant to a protective order or confidentiality agreement).  The information obtained by either party or its Representatives pursuant to this Section 7.2 shall be subject to the provisions of the Confidentiality Agreement.  Nothing in this Section 7.2 shall require the disclosing party to permit any inspection, or to disclose any information, that in the reasonable judgment of such party would (x) violate any of its respective obligations with respect to confidentiality, provided that the disclosing party shall use its commercially reasonable efforts to obtain the consent of such third party to such inspection or disclosure, or (y) result in a violation of Applicable Law, including federal or state securities laws.

Section 7.3     Requisite Roomlinx Stockholder Vote, Requisite SP Stockholder Vote; Proxy Statement and Other Filings.

(a)        As promptly as practicable following the date of this Agreement and unless this Agreement has been terminated pursuant to Article IX, Roomlinx shall hold a Special Meeting properly held under Applicable Law for the purpose of obtaining the Requisite Roomlinx Stockholder Vote, in connection with this Agreement (including the Merger) and the Restated Certificate of Incorporation. SP shall cause the holders of a majority of its outstanding shares of common stock to vote by written consent under Applicable Law for the purpose of obtaining the Requisite SP Stockholder Vote, in connection with this Agreement (including the Merger).  With respect to the foregoing, (i) Roomlinx shall file with the SEC a preliminary Proxy Statement in accordance with Applicable Law in connection with Roomlinx’s Special Meeting (the “Preliminary Proxy Statement”) and thereafter shall mail to each of the Roomlinx Shareholders and file the Definitive Proxy Statement no later than ten (10) days thereafter (the “Definitive Proxy Statement” and together with the Preliminary Proxy Statement referred to as the “Proxy Statement”), which Proxy Statement shall include the recommendation of the board of directors of Roomlinx for the approval of the Restated Articles of Incorporation (including the (i) the Reverse Stock Split, (ii) changing its name to “SignalShare, Inc.” and (iii) and adopting the SP series of preferred stock), and of this Agreement and the transactions contemplated hereby (including the Merger), and (ii) Roomlinx shall use its reasonable commercial efforts to obtain the Requisite Roomlinx Stockholder Vote at the Special Meeting in favor of the approval and adoption of the Restated Certificate of Incorporation and this Agreement and the transactions contemplated hereby.

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(b)    As promptly as reasonably practicable after the date of this Agreement but no later than March 17, 2014, Roomlinx shall prepare and file with the SEC the Preliminary Proxy Statement and any other documents required to be filed with the SEC in connection with the Merger (the “Other Filings”) shall be timely filed as required by the Exchange Act.  Each of Roomlinx and SP shall obtain and furnish the information concerning itself and its Affiliates required to be included in the Proxy Statement and, to the extent applicable, the Other Filings.  Each of Roomlinx and SP shall use its reasonable commercial efforts to respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Proxy Statement or the Other Filings, and Roomlinx shall cause the Definitive Proxy Statement to be mailed to Roomlinx’s stockholders at the earliest reasonably practicable date.  Roomlinx shall promptly notify SP upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement or the Other Filings and shall provide SP with copies of all material correspondence between it, on the one hand, and the SEC and its staff, on the other hand, relating to the Proxy Statement or the Other Filings (except that the non-public information otherwise required to be provided to SP that is subject to Section 7.2 may be limited by such section).  If at any time prior to the Merger, any information relating to Roomlinx, SP or any of their respective Affiliates, directors or officers should be discovered by Roomlinx or SP, which should be set forth in an amendment or supplement to the Proxy Statement or the Other Filings so that the Proxy Statement or the Other Filings shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Roomlinx.

Section 7.4     Expenses.  Whether or not the Closing takes place, except as specifically provided to the contrary in this Agreement, all costs and expenses incurred by either party hereto in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the payments referenced in clauses (i) through (iv) of Section 8.2(f) and the fees and expenses of attorneys, accountants and other professionals) shall be paid by Roomlinx in connection with the Closing.  Any legal fees and expenses incurred by Roomlinx in connection with the transactions contemplated hereby shall be added back to Roomlinx’s current accounts receivable and shall be disregarded for purposes of calculating current accounts payable for purposes of the closing condition in Section 8.2(f).

                Section 7.5     Tax Returns.

(a)   SP agrees that all Tax returns with respect to SP that are not required to be filed on or before the date hereof (i) will, to the extent required to be filed on or before the Closing Date, be filed when due in accordance with all Applicable Laws, and (ii) as of the time of filing, will be true, complete and correct in all material respects.  SP will pay all Taxes shown as due on such Tax returns and all other Taxes which SP is required to pay on or before the Closing Date (other than Taxes it is contesting in good faith and for which adequate reserves have been established).

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(b)    Roomlinx agrees that all Tax returns with respect to Roomlinx that are not required to be filed on or before the date hereof (i) will, to the extent required to be filed on or before the Closing Date, be filed when due in accordance with all Applicable Laws, and (ii) as of the time of filing, will be true, complete and correct in all material respects.  Roomlinx will pay all Taxes shown as due on such Tax returns and all other Taxes which Roomlinx is required to pay on or before the Closing Date (other than Taxes it is contesting in good faith and for which adequate reserves have been established).

Section 7.6      Supplements to Disclosure Schedules.  If Roomlinx or SP becomes aware of, or there occurs after the date of this Agreement and prior to the Closing, any fact or condition that constitutes a breach of any representation or warranty made in Articles V or VI above, respectively, or if any fact or condition, either currently existing or hereafter occurring, otherwise requires any change in the Disclosure Schedules delivered at the time of execution of this Agreement, such Person shall deliver to the other party promptly after becoming aware of such fact or condition, but in any event within five (5) days thereafter, a supplement to the Disclosure Schedules specifying any needed change.  No matters disclosed in any such supplement shall in any way qualify the determination of the accuracy of the representations and warranties required pursuant to Section 8.2(a) or 8.3(a), as applicable.

Section 7.7      Notice of Certain Events.  Each party shall promptly notify the other party of: (a) any notice or other communication from any Person alleging that the Consent of, or a Filing by, such Person is or may be required in connection with the transactions contemplated by this Agreement; (b) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; and (c) any Actions commenced or, to such party’s Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Affiliates which relate to the consummation of the transactions contemplated by this Agreement.

                Section 7.8      Indemnification of Roomlinx Officers and Directors.

(a)    From and after the Effective Time for a period of six (6) years thereafter, the Company shall, and shall cause the Surviving Entity to, indemnify, defend and hold harmless, to the fullest extent permitted under Applicable Law, the current and former directors and officers of Roomlinx (the “D&O Indemnified Persons”) against any Losses incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time (including all acts or omissions by them in their capacities as such or taken at the request of Roomlinx), whether asserted or claimed prior to, at or after the Effective Time.  SP agrees that all rights to indemnification, exculpation and advancement existing in favor of the D&O Indemnified Persons as provided in the articles of organization, bylaws or similar constituent documents of Roomlinx, or in any indemnification agreement or arrangement as in effect as of the date of this Agreement with respect to matters occurring prior to or at the Effective Time, shall survive the Merger and shall continue in full force and effect from and after the Effective Time for a period of six (6) years.

(b)    The Company shall purchase on or prior to the Effective Time, and shall maintain with reputable and financially sound carriers, tail policies to the current directors’ and officers’ liability insurance and fiduciaries liability insurance policies maintained on the date of this Agreement by Roomlinx, which tail policies and fiduciaries liability policies (i) shall be effective for a period from the Effective Time through and including the date that is six (6) years after the Effective Time with respect to claims arising from facts or events that existed or occurred prior to or at the Effective Time and (ii) shall contain coverage that is at least as protective to the Persons covered by such existing policies.  The Company shall provide copies of such policies to the past, current and future directors and officers of the Company entitled to the benefit thereof as reasonably requested by such Persons from time to time.

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(c)     This Section 7.8 shall survive the consummation of the Merger and continue in full force and effect and is intended to benefit, and shall be enforceable as third party beneficiaries by each D&O Indemnified Person (notwithstanding that such Persons are not parties to this Agreement) and their respective heirs and legal representatives.  The indemnification provided for herein shall not be deemed exclusive of any other rights to which a D&O Indemnified Person is entitled, whether pursuant to Applicable Law, Contract or otherwise.

(d)     In the event that the Company or its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Company or SP or the properties and assets thereof, as the case may be, shall succeed to the obligations set forth in this Section 7.8.

(e)     Roomlinx agrees to acquire D&O tail insurance coverage with a six (6) year term to be in effect at the Closing covering the existing and previous officers and directors of Roomlinx.  One hundred thousand dollars ($100,000) shall be deposited in escrow at the Effective Time by the Company for use to pay the deductibles with respect to such insurance. For the absence of doubt, the $100,000 deductible will be fully paid out of the Roomlinx funds at the time of closing.

Section 7.9     Required Governmental Consents.  Each party shall, and shall cause its respective Representatives to, cooperate in good faith to cause the preparation and filing of all documents necessary to obtain the Required Governmental Consents as soon as reasonably practical following the date hereof

Section 7.10     Employment Matters.

(a)     Prior to the Effective Time, except as set forth below, Roomlinx shall, and from and after the Effective Time, the Company shall, and shall cause the Surviving Entity to, honor, in accordance with their terms, all existing employment and severance agreements and indemnification agreements between Roomlinx and any officer, director or employee of Roomlinx.

(b)     Upon closing or a reasonable time thereafter SignalShare Inc. and the Roomlinx Sub shall use its best efforts to transfer its health insurance and payroll management for the Roomlinx Sub to Accord Human Resources.  SignalShare Inc. shall, and shall cause the Roomlinx Sub and Surviving Entity to, cause service rendered and vacation accrued by the individuals employed by Roomlinx or SP at the Effective Time (the “Current Employees”) to be taken into account for vesting, eligibility and benefits purposes under any employee benefit plans of the Surviving Entity or the Roomlinx Sub and their Subsidiaries which is made available to any Current Employee, to the same extent as such service was or should have been taken into account under the corresponding Plans of Roomlinx or SP for those purposes; provided, however, that such obligations shall not be liabilities of SignalShare and all human resources, payroll and benefits will remain separately in the Roomlinx Sub and not part of SignalShare Inc..  Current Employees will not be subject to any pre-existing condition limitation under any health plan of SP, Roomlinx or their Subsidiaries for any condition for which they would have been entitled to coverage under the corresponding Plan of Roomlinx or SP in which they participated prior to the Effective Time.  SP and Roomlinx will cause the Company and its Subsidiaries, to give such Current Employees credit under such plans for co-payments made and deductibles satisfied prior to the Effective Time.

(c)     This Section 7.10 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 7.10, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 7.10.

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Section 7.11     Reasonable Best Efforts; Further Assurances.  Subject to the terms and conditions of this Agreement, each party hereto shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under Applicable Laws to consummate and implement expeditiously the transactions contemplated hereby.  The parties hereto shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be reasonably necessary or desirable in order to consummate the transactions contemplated hereby.  Each of the parties hereto shall use its reasonable best efforts to obtain all Consents of, and make all Filings with, any Governmental Entity or other Person necessary to permit the consummation of the transactions contemplated hereby.

Section 7.12     No Going Concern Qualification.  SP covenants and agrees that the report to be issued by SP’s auditors in connection with the delivery of the audited balance sheet of SP as of the fiscal year ending December 31, 2014, and the audited statements of income and cash flows for the fiscal year then ending, shall not contain any going concern qualifications.

Section 7.13     Form 211.  Roomlinx and SP shall use their best efforts to cause a market maker to file a Form 211 with the Financial Industry Regulatory Authority (“FINRA”) with updated information concerning SP and to reconfirm that its common stock is eligible with the Depository Trust Company (“DTC”) as soon as possible following execution of this Agreement.

Section 7.14     Form 8-K.  Roomlinx (with cooperation from SP as provided below) shall prepare to file with the SEC by no later than March 20, 2014 a Report on Form 8-K and a Proxy Statement, as well as thereafter any other documents required to be filed by Roomlinx with the SEC post-closing.  SP shall expend their best efforts to provide Roomlinx with whatever information it needs in order to complete the Form 8-K and Proxy Statement to be filed on a timely basis.

Section 7.15     Audited SP Financial Statements.  SP shall deliver to Roomlinx audited balance sheets of SP as of December 31, 2012 and 2013 and audited statements of income and cash flows for the fiscal years ended December 31, 2012 and 2013, promptly following the Closing Date, but in any event, sufficiently in advance of the due date seventy-one (71) days from four business days following the Closing Date when the initial filing of the Form 8-K is due.

Section 7.16     Transitional Services Agreement.  Each of SP and Roomlinx hereby agree that they shall take no action except as contemplated by the Transitional Services Agreement in connection with Signal Point Corp. or Cardinal Broadband to be entered into as of the Closing Date.

Section 7.17     Regulatory Approvals.  The parties hereby agree and covenant that within ten (10) days of the Closing Date, the applicable entities shall take all steps and make all filings to obtain as soon as reasonably possible, but in no event later than ninety (90) days after the Closing Date, the Regulatory Approvals and deliver evidence thereof to the Escrow Agent in accordance with the terms and conditions of the Escrow Agreement.

Section 7.18     Roomlinx Sub Working Capital.   To Roomlinx’s Knowledge, Roomlinx agrees and covenants that, on Closing Date, Roomlinx Sub will have sufficient cash plus cash collected during the sixty (60) day period following the Closing Date to remain operational for at least sixty (60) days following the Closing Date, except for fundings which may be required for (i) material expenses or costs that may arise from reasonably unforeseeable events out of Roomlinx Sub’s management’s control, (ii) funding requirements for new projects of Roomlinx Sub, (iii) any principal payments which may need to be paid to Cenfin during such sixty (60) day period or (iv) accounts payable of Roomlinx Sub with respect to which Roomlinx reasonably believes that the creditor will enter into a payment arrangement or other type of arrangement to pay the outstanding amount over time, or enter into another accommodation with Roomlinx Sub.

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ARTICLE VIII

CONDITIONS TO CLOSING

                Section 8.1      Conditions to Each Party’s Obligation .  The respective obligation of each of SP and Roomlinx to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver, if applicable) on and as of the Closing Date of each of the following conditions:

(a)     Stockholder Approval.  This Agreement and the Restated Articles of Incorporation shall have been duly adopted by the stockholders of Roomlinx by the Requisite Roomlinx Stockholder Vote and by the requisite vote of the stockholders of SP.

(b)     No Actions, Restraints or Illegality.  There shall not be any (i) Action pending by any Governmental Entity or third party, (ii) restraining order, injunction, cease and desist order or other legal restraint or prohibition (whether temporary, preliminary or permanent) of any Governmental Entity in effect or (iii) except with respect to the Regulatory Approvals, a statute, rule, regulation or executive order promulgated or enacted by any Governmental Entity, that would prohibit or make illegal the consummation of the transactions contemplated hereby except to the extent such prohibition or illegality would be cured by the Required Governmental Consents.

(c)     Debt Restructuring Agreement.  Roomlinx, SP and Cenfin shall have executed and delivered the Debt Restructuring Agreement containing the terms set forth in Exhibit D attached hereto.

(d)     Debt Conversion.  Three Million Two Hundred Thousand Dollars ($3,200,000) of the debt owed to The Robert DePalo Special Opportunity Fund, LLC shall simultaneously convert into capital stock of SP at a valuation of $1.20 per share.

(e)     TIG Settlement Agreement.  Roomlinx shall have delivered a fully executed TIG Settlement Agreement substantially in the form attached hereto as Exhibit O.

Section 8.2     Conditions to Obligation of SP.  The obligation of SP to consummate the transactions contemplated by this Agreement is subject to the reasonable satisfaction (or waiver by SP, if applicable) on and as of the Closing Date of each of the following conditions:

(a)     Representations and Warranties.  The representations and warranties of Roomlinx contained in this Agreement, if specifically Qualified, shall be true and correct in all respects, and, if not so Qualified, shall be true in all material respects, in each case as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to a specific date, in which case such representations and warranties shall be true and correct as of such specific date.

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(b)           Covenants and Agreements.  Roomlinx shall have performed and satisfied in all material respects each of the covenants, agreements and obligations set forth in this Agreement required to be performed and satisfied by Roomlinx at or prior to the Closing.

(c)           Roomlinx Closing Certificate.  SP shall have received a certificate (the “Roomlinx Closing Certificate”) signed by an authorized officer of Roomlinx certifying that the conditions set forth in Sections 8.2(a) and 8.2(b) have been satisfied with respect to Roomlinx.

(d)           Consents and Filings.  Except with respect to the Regulatory Approvals, the Required Governmental Consents and the Consents and Filings listed on Schedule 5.3 shall have been obtained or made, except to the extent waived by SP.

(e)           Resignations.  SP shall have received the written resignations, effective as of the Closing Date, of all directors, managers and officers of Roomlinx.

(f)           Roomlinx Accounts Receivable/Accounts Payable.  At Closing, Roomlinx will have current cash, cash equivalents, inventory and receivables equal to or greater than current accounts payable.  Any legal fees and expenses incurred by Roomlinx in connection with the transactions contemplated hereby shall be added back to Roomlinx’s collectible accounts receivable and shall be disregarded for purposes of calculating current accounts payable for purposes of this paragraph. The debt owed by Roomlinx to Cenfin is excluded and will only be secured by the pre-Merger assets of Roomlinx.

(g)           Roomlinx Reverse Stock Split.  Roomlinx shall have obtained the Requisite Roomlinx Stockholder vote for the Reverse Stock Split and amended and restated its Articles of Incorporation in accordance with Section 2.7 above.

(h)           Exchange of Shares; Letter of Transmittal.  Roomlinx shall have delivered to SP a Letter of Transmittal from Roomlinx’s transfer agent providing for the exchange of SP shares of Common Stock for an equal number of shares of SignalShare, Inc. common stock.  Roomlinx shall have delivered to SP, certificates dated as of the Closing Date for an identical number of shares of Series A and Series B SP Preferred Stock executed.

(i)           Employment Agreements for Aaron Dobrinsky, Christopher Broderick and Andrew Bressman shall become effective upon the Closing Date.

(j)           The SAB Management Consulting Agreement for Andrew Bressman shall become effective upon the Closing Date and shall be in full force and effect and an assumed obligation of SignalShare, Inc.

(k)           The Amended and Restated Articles of Incorporation and By-Laws of SignalShare, Inc. in substantially the same form as currently in effect for SP shall be adopted by SignalShare, Inc. in the form attached hereto as Exhibits A and B.

(l)           Roomlinx Sub Cash.   As of the Closing Date, Roomlinx Sub shall have no less than $700,000 in cash.

Section 8.3     Conditions to Obligation of Roomlinx.  The obligation of Roomlinx to consummate the transactions contemplated by this Agreement is subject to the reasonable satisfaction (or waiver by Roomlinx, if applicable) on and as of the Closing Date of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of SP contained in this Agreement, if specifically Qualified, shall be true and correct in all respects, and, if not so Qualified, are true in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to a specific date, in which case such representations and warranties shall be true and correct as of such specific date.

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(b)           Covenants and Agreements.  SP shall have performed and satisfied in all material respects each of the covenants, agreements and obligations set forth in this Agreement required to be performed and satisfied by SP at or prior to the Closing.

(c)           SP Closing Certificate.  Roomlinx shall have received a certificate (the “SP Closing Certificate”) signed by an authorized officer of SP certifying that the conditions set forth in Sections 8.3(a) and 8.3(b) have been satisfied with respect to SP.

(d)           Consents and Filings.  Except with respect to the Regulatory Approvals, the Required Governmental Consents and the Consents and Filings listed on Schedule 6.3 shall have been obtained or made or waived.

(e)           Contribution to Roomlinx~~.~~ Subject to any obligations set forth in Section 7.18 hereof, SP shall have made a cash contribution to Roomlinx for the Roomlinx Sub in an amount equal to One Million Dollars ($1,000,000).

(f)            DePalo Consulting Agreement.  The Consulting Agreement dated January 9, 2014 by and between Robert DePalo and SP shall be in full force and effect and an assumed obligation of SignalShare, Inc.

(g)           SP Stock Certificates.  SP shall have delivered to Roomlinx certificates representing all issued and outstanding shares of SP Series A and Series B Preferred Stock and Robert DePalo’s certificates representing all of his shares of SP Common Stock.

ARTICLE IX
TERMINATION, AMENDMENT AND WAIVER

Section 9.1     Termination.

(a)           Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing (whether before or after adoption of this Agreement by Roomlinx’s and SP’s stockholders):

(i)            by mutual written consent of SP and Roomlinx;

(ii)            by SP or Roomlinx if the Closing does not occur on or prior to April 7, 2014, unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or comply in all material respects with the covenants and agreements of such party set forth in this Agreement;

(iii)          by either Roomlinx or SP if any Governmental Entity shall have issued an order, decree or ruling, or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided that in order for either party to seek to terminate this Agreement pursuant to this Section, it must have used its reasonable commercial efforts to lift and rescind such order, decree, ruling or action;

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(iv)          by either Roomlinx or SP, if the adoption of this Agreement by the Requisite Roomlinx Stockholder Vote shall not have been obtained.

(v)           by Roomlinx, if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of SP which breach, either individually or in the aggregate, would result in, if occurring or continuing at the Effective Time, the failure of the conditions set forth in Section 8.3(a) or 8.3(b), as the case may be, and which is not cured within thirty (30) days following written notice to SP, or which by its nature or timing cannot be cured within such time period; provided that Roomlinx shall not have the right to terminate this Agreement pursuant to this Section if Roomlinx is then in material breach of any of its covenants or agreements contained in this Agreement resulting in the failure of the conditions set forth in Sections 8.2(a) or 8.2(b); and

(vi)          by SP, if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of Roomlinx, which breach, either individually or in the aggregate, would result in, if occurring or continuing at the Effective Time, the failure of the conditions set forth in Section 8.2(a) or 8.2(b), as the case may be, and which is not cured within thirty (30) days following written notice to Roomlinx, or which by its nature or timing cannot be cured within such time period; provided that SP shall not have the right to terminate this Agreement pursuant to this Section if SP is then in material breach of any of its covenants or agreements contained in this Agreement resulting in the failure of the conditions set forth in Sections 8.3(a) or 8.3(b).

The party desiring to terminate this Agreement pursuant to any of clauses (ii) through (vi) of this Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.1, specifying the provision or provisions hereof pursuant to which such termination is effected.

(b)           If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in this Section 9.1, this Agreement shall become null and void and of no further force and effect, except for the provisions of (i) Section 7.4 (relating to certain expenses), (ii) this Section 9.1, (iii) Section 11.1 (relating to notices), (iv) Section 11.5 (relating to governing law), (v) Section 11.6 (relating to consent to jurisdiction) and (vi) Section 11.9 (relating to publicity), and provided that the provisions of the Confidentiality Agreement shall continue in full force and effect.  If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in this Section 9.1, there shall be no Liability under this Agreement on the part of SP or Roomlinx or any of their respective Representatives, except that nothing in this Section 9.1 shall be deemed to release any party from any Liability for any willful and intentional breach by such party of the terms and provisions of this Agreement.

Section 9.2     Amendments and Waivers.  This Agreement may not be amended except by an instrument in writing signed by SP and Roomlinx.  No waiver of any provision of this Agreement will be valid unless the waiver is in writing and signed by the waiving party.  The failure of a party at any time to require performance of any provision of this Agreement will not affect such party’s rights at a later time to enforce such provision.  No waiver by any party of any breach of this Agreement will be deemed to extend to any other breach hereunder or affect in any way any rights arising by virtue of any other breach.

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ARTICLE X
SURVIVAL AND INDEMNIFICATION

Section 10.1     Survival.  Except as otherwise provided below, each of the representations and warranties contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing until the date that is one (1) year following the Closing Date, after which time such representations and warranties shall terminate and have no further force or effect.  Notwithstanding anything to the contrary in this Agreement: (i) those representations and warranties included in Sections 5.1 (Organization; Good Standing) and 6.1 (Organization) shall survive the Closing until the date that is three (3) years following the Closing Date, after which time such representations and warranties shall terminate and have no further force or effect; and (ii) those representations and warranties included in Sections 5.2 (Authorization), 5.5 (Capitalization), 6.2 (Authorization), 6.5 (Capitalization), 6.16 (Taxes) and 6.23 (Brokers) (the “Excluded Representations”) shall survive the Closing until the date that is ninety (90) days following the expiration of the applicable statute of limitations, after which time such representations and warranties shall terminate and have no further force or effect.  The covenants and agreements contained in this Agreement that are to be performed or to be complied with at or prior to the Closing shall not survive the Closing.  The covenants and agreements contained herein that are to be performed or to be complied with, in whole or in part, after the Closing shall survive the Closing in accordance with their terms.

Section 10.2     (a)  Indemnification by Roomlinx. Subject to the limitations set forth herein, Roomlinx shall indemnify, defend and hold harmless SP and its Affiliates and their respective members, managers, officers, directors, employees, successors and assigns (“SP Indemnified Parties”) against and in respect of any and all Losses that arise from or relate or are attributable to: (i) any misrepresentation in or breach of any representation or warranty contained in Article V hereof; (ii) any breach of any covenant or agreement on the part of Roomlinx set forth herein or in any other agreement executed in connection herewith to which such Person is a party to be performed at or prior to the Closing; (iii) any breach of any covenant or agreement on the part of Roomlinx set forth herein to be performed after the Closing; (iv) any Liability to brokers retained by Roomlinx in connection with the transactions contemplated by this Agreement; (v) any Taxes (x) relating to the operations of Roomlinx prior to the Closing or (y) shown as due and payable on any Final Income Tax Return filed pursuant to Section 8.6 or required to be paid in connection with any audit or other examination by any Taxing Authority or judicial or administrative proceeding relating thereto; (vi) any claim by any holder of Roomlinx Common Stock or Rights with respect to the capital stock of Roomlinx or with respect to any indebtedness of Roomlinx existing immediately prior to the Closing, including any payments made in respect of Dissenting Shares; or (vii) any claim by management employees of Roomlinx with respect to compensation due to them prior to the Closing Date.  For purposes of determining whether Losses arise from or relate or are attributable to the matters described in clauses (i) or (ii), and the amount of any such Losses, all representations, warranties and covenants shall be read as if they were not Qualified.

(b)           Notwithstanding the foregoing, Roomlinx shall not have any obligation to indemnify any SP Indemnified Party (i) on account of any claim pursuant to clauses (i) and (ii) of Section 10.2(a) (other than indemnification with respect to the Excluded Representations, as to which the Threshold (as defined below) shall not apply) (A) unless and until and only to the extent that the liability of Roomlinx in respect of such claims, when aggregated with their liability in respect of all other claims made pursuant to clauses (i) and (ii) of Section 10.2(a), amounts to more than $50,000  (the “Threshold”), and (B) unless such claim is asserted in writing by an SP Indemnified Party within eighteen (18) months after the Closing Date, whereupon Roomlinx shall be liable to pay amounts due and payable pursuant to clauses (i) and (ii) of Section 10.2(a) only in excess of the Threshold, (ii) with respect to any covenant or condition waived by SP in writing at or prior to the Closing and (iii) for any indirect, special, incidental, consequential or punitive damages claimed by SP or resulting from the breach of any representation or warranty or breach of any covenant or agreement on the part of Roomlinx (other than indirect, special, incidental, consequential or punitive damages asserted in third party claims).  For the avoidance of doubt, the Threshold shall not apply to payment of amounts due pursuant to Article III of this Agreement or with respect to the Excluded Representations, claims made under Section 10.2(a)(iii)-(viii) or claims arising from fraud.

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(c)           The maximum aggregate liability of Roomlinx for any and all claims under this Article X shall not exceed $1,000,000 (the “Indemnification Cap”), other than with respect to (i) the Excluded Representations, (ii) claims made under Section 10.2(a)(vi), or (vii), in which case there shall be no limit on liability of Roomlinx for any and all claims under this Article X, and (iii) claims arising from fraud.

(d)           In making any payments or agreeing to any settlements that would give rise to a claim for indemnification against Roomlinx pursuant to Section 10.2(a)(vii) above, SP shall act in good faith and use commercially reasonable efforts to minimize the amount of claims under Section 10.2(a)(vi). In addition, SP shall keep Roomlinx reasonably informed of activities and decisions likely to give rise to a claim for indemnification under  Section 10.2(a)(vi).

Section 10.3     Indemnification by the Surviving Entity

(a)           Subject to the limitations set forth herein, the Surviving Entity shall indemnify and hold harmless Roomlinx and the Roomlinx Stockholders and their respective members, managers, officers, directors, employees, successors and assigns (“Roomlinx Indemnified Parties”) against and in respect of any and all Losses that arise from or relate or are attributable to (i) any misrepresentation in or breach of any representation or warranty contained in Article VI hereof, (ii) any breach of any covenant or agreement on the part of SP set forth herein or in any other agreement executed in connection herewith to which SP is a party to be performed at or prior to the Closing, (iii) any breach of any covenant or agreement on the part of the Surviving Entity set forth herein to be performed after the Closing or (iv) any Liability to brokers retained by SP in connection with the transactions contemplated by this Agreement.

(b)           Notwithstanding the foregoing, the Surviving Entity shall have no obligation to indemnify Roomlinx Indemnified Parties on account of any claim pursuant to clauses (i) and (ii) of Section 10.3(a) (other than indemnification with respect to the Excluded Representations, as to which the Threshold shall not apply) (A) unless and until and only to the extent that the liability of the Surviving Entity in respect of such claims, when aggregated with their liability in respect of all other claims made pursuant to clauses (i) and (ii) of Section 10.3(a), amounts to more than the Threshold and (B) unless such claim is asserted in writing by the Roomlinx Indemnified Party within one (1) year following the Closing Date, whereupon the Surviving Entity shall be liable to pay amounts due pursuant to clauses (i) and (ii) of Section 10.3(a) only in excess of the Threshold.  For the avoidance of doubt, the Threshold shall not apply to payment of amounts due pursuant to Article III of this Agreement or with respect to the Excluded Representations or with respect to claims arising from fraud.

(c)           The maximum aggregate liability of the Surviving Entity for any and all claims under clauses (i) and (ii) of Section 10.3(a) shall not exceed the Indemnification Cap, other than with respect to (i) the Excluded Representations, in which case the maximum aggregate liability of the Surviving Entity for any and all claims under this Article X shall not exceed $50,000 and (ii) claims arising from fraud.  For the avoidance of doubt, the maximum liability set forth in this Section 10.3(c) shall not apply to any amounts required to be paid by SP pursuant to Article III of this Agreement and shall not count towards the Threshold or maximum liability amounts to which claims to be paid by SP or the Surviving Entity hereunder (other than payments pursuant to Article III) are subject.

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Section 10.4     Indemnification Procedures.

(a)           Notice to the Indemnitor.  As soon as reasonably practicable after a Person entitled to indemnification hereunder (an “Indemnitee”) has actual knowledge of any claim that it has under this Article X that could reasonably be expected to result in an indemnifiable Loss (a “Claim”), and in any event within thirty (30) days of any third party Claim being presented in writing to the Indemnitee by the party making the Claim, the Indemnitee shall give written notice thereof (a “Claims Notice”) to the party responsible for the indemnification (the “Indemnitor”).  A Claims Notice must describe the Claim in reasonable detail, and indicate the amount (estimated in good faith, as necessary and to the extent feasible) of the Loss that has been or may be suffered by the applicable Indemnitee.  Notwithstanding the foregoing, no delay in or failure to give a Claims Notice pursuant to this Section 10.4(a) will adversely affect any of the other rights or remedies that the Indemnitee has under this Agreement, or alter or relieve an Indemnitor of its obligation to indemnify the applicable Indemnitee, except to the extent that such delay or failure results in the forfeiture by the Indemnitor of rights or defenses otherwise available to the Indemnitor with respect to such Claim or otherwise materially adversely prejudices the Indemnitor.  The Indemnitor shall respond to the Indemnitee (a “Claim Response”) within thirty (30) days (the “Response Period”) after the date that the Claims Notice is received (or deemed received) by the Indemnitor.  Any Claim Response must specify whether or not the Indemnitor disputes the Claim described in the Claims Notice.  If the Indemnitor fails to deliver a Claim Response within the Response Period, the Indemnitor will be deemed not to dispute the Claim described in the related Claims Notice.  If the Indemnitor elects not to dispute a Claim described in a Claims Notice, whether by failing to give a timely Claim Response or otherwise, then the amount of Losses alleged in such Claims Notice will be conclusively deemed to be an obligation of the relevant Indemnitor, and the relevant Indemnitor shall satisfy such obligation within ten (10) Business Days after the last day of the applicable Response Period the amount specified in the Claims Notice.  If the Indemnitor delivers a Claim Response within the Response Period indicating that it disputes one or more of the matters identified in the Claims Notice, representatives of the Surviving Entity and Roomlinx shall promptly meet and negotiate in good faith to settle the dispute.  The Surviving Entity and Roomlinx shall cooperate with and make available to the other party and its respective representatives all information, records and data, and shall permit reasonable access to its facilities and personnel, as may be reasonably required in connection with the resolution of such disputes, except to the extent such disclosure is reasonably likely to, in the disclosing party’s good faith determination, materially compromise the assertion of any attorney-client privilege.  If the Surviving Entity’s representative and Roomlinx’s representative are unable to reach agreement within thirty (30) days after the conclusion of the Response Period, then either the Surviving Entity or Roomlinx may resort to other legal remedies subject to the limitations set forth in this Article X.

(b)           Right of Parties to Settle or Defend.  In the event of any claim by a third party against an Indemnitee for which indemnification is available hereunder, the Indemnitor has the right, exercisable by written notice to the Indemnitee, within thirty (30) days of receipt of a Notice from the Indemnitor to assume and conduct the defense of such claim (at its sole expense) with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee so long as Indemnitor acknowledges in a writing delivered to the Indemnitee that the Indemnitor is obligated to indemnify, defend and hold harmless the Indemnitee under the terms of its indemnification obligations hereunder in connection with such third party claim; provided that if the named parties to such third party claim include both the Indemnitor and the Indemnitee and the Indemnitee has been advised in writing by counsel that there could be a material conflict of interest in the case of joint representation or that there may be a legal defense available to such Indemnitee that is different (in a non de minimis way) from those available to the Indemnitor, the Indemnitee shall be entitled to separate counsel of its own choosing at the Indemnitor’s reasonable expense; and provided further that the Indemnitor shall not be permitted to assume defense of any claim by a third party against an Indemnitee for which indemnification is available hereunder (without the written consent of the Indemnitee) if the third party claimant is seeking injunctive or similar relief that, if obtained, could be materially adverse to the Indemnitee.  If the Indemnitor has assumed such defense as provided in this Section 10.4(b), the Indemnitor will not be liable for any legal expenses subsequently incurred by any Indemnitee in connection with the defense of such claim so long as the Indemnitor actively, diligently and in good faith defends such claim.  If the Indemnitor does not assume the defense of any third party claim in accordance with this Section 10.4(b), the Indemnitee may continue to defend such claim at the sole cost of the Indemnitor (subject to the limitations set forth in this Article X) and the Indemnitor may still participate in, but not control, the defense of such third party claim at the Indemnitor’s sole cost and expense.  The Indemnitee will not consent to a settlement of, or the entry of any judgment arising from, any such claim, without the prior written consent of the Indemnitor (such consent not to be unreasonably withheld, conditioned or delayed).  Except with the prior written consent of the Indemnitee (such consent not to be unreasonably withheld, conditioned or delayed), no Indemnitor, in the defense of any such claim, will consent to the entry of any judgment or enter into any settlement thereof.  Indemnitee shall not be obligated to consent to any settlement or judgment (i) if it provides for injunctive or other nonmonetary relief affecting the Indemnitee or (ii) unless it includes as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnitee and its Affiliates of a release from all Liability with respect to such claim or litigation.  In any such third party claim, the party responsible for the defense of such claim (the “Responsible Party”) shall, to the extent reasonably requested by the other party, keep such other party informed as to the status of such claim, including all settlement negotiations and offers.  Each Indemnitee shall use all reasonable efforts to make available to the Indemnitor and its representatives, all books, records and personnel of the Indemnitee relating to such third party claim and shall reasonably cooperate with the Indemnitor in the defense of the third party claim.

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(c)           Settlement. The Responsible Party shall promptly notify the other party of each settlement offer with respect to a third party claim.  Such other party shall promptly notify the Responsible Party whether or not such party is willing to accept the proposed settlement offer.  If the Indemnitor is willing to accept the proposed settlement offer but the Indemnitee refuses to accept such settlement offer, then if (i) such settlement offer requires only the payment of money damages and provides a complete release of all Indemnitees that are a party to such third party claim and their affiliates with respect to the subject matter thereof and (ii) the Indemnitor agrees in writing that the entire amount of such proposed settlement constitutes Losses for which the relevant Indemnitor is responsible and shall satisfy in full, then the amount payable to the Indemnitees with respect to such third party claim will be limited to the amount of such settlement offer.  If any such settlement offer is made to any claimant and rejected by such claimant, the amount payable to an Indemnitee with respect to such claim will not be limited to the amount of such settlement offer but will remain subject to all other limitations set forth in this Agreement.

Section 10.5     Exclusive Remedy.  If the Closing occurs, the remedies provided for in this Article X are the sole and exclusive remedy for breaches of this Agreement and no other remedy will be had in contract, tort or otherwise, except in cases of fraud and intentional misrepresentation; provided, however, that the foregoing clause of this sentence will not be deemed a waiver by either party of any right to specific performance or injunctive relief.  All claims made prior to the final distribution of the Escrow Fund shall first be satisfied from the Escrow Fund and, to the extent any excess indemnification is owed, from the appropriate Person or Persons hereunder.

Section 10.6     Certain Rules.  The indemnification obligations in this Article X are for the benefit of the specified indemnified persons.  Indemnification payments will be treated for tax purposes as adjustments to the Merger Consideration.

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ARTICLE XI

MISCELLANEOUS

Section 11.1     Notices.  All notices, requests, claims, demands and other communications under this Agreement will be in writing and will be deemed received if delivered personally, sent by overnight courier (providing proof of delivery) or via electronic mail or facsimile (providing proof of receipt) to the parties at respective addresses (or at such other address for a party as specified by like notice):

If to SP or, after the Closing, the Surviving Entity:

Signal Point Holdings Corp.
570 Lexington Avenue, 22nd Floor
New York, NY 10022
Electronic Mail: rpdepalo@optonline.net
Facsimile:  212 253 4170
Attention:  Robert DePalo

with a copy to (which shall not constitute notice):

Davidoff Hutcher & Citron LLP
605 Third Avenue,
New York, NY 10158
Electronic Mail: ehl@dhclegal.com
Facsimile: 212-286-1884
Attention: Elliot Lutzker, Esq.

If to Roomlinx:

Roomlinx, Inc.
11101 W. 120th Ave., Suite 200
Broomfield, Colorado 80021
Electronic Mail:
Facsimile:
Attention: Michael Wasik

with a copy to (which shall not constitute notice):

Westerman Ball Ederer Miller & Sharfstein, LLP
1201 RXR Plaza
Uniondale, New York 11556
Electronic Mail: aederer@westermanllp.com
Facsimile: (516) 622-9212
Attention: Alan C. Ederer, Esq.

Each such notice, request or communication shall be effective (a) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 11.1 (or in accordance with the latest unrevoked written direction from the receiving party), and (b) if given by electronic mail or facsimile, when such electronic mail or facsimile is transmitted to the electronic mail address or facsimile number specified in this Section 11.1 (or in accordance with the latest unrevoked written direction from the receiving party), and the appropriate confirmation is received.

Section 11.2     Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid or enforceable, such provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

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Section 11.3     Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement.  Signatures to this Agreement transmitted by facsimile transmission, electronic mail in “portable document format” (PDF) or any other electronic means shall have the same effect as physical delivery of the paper document bearing the original signature.

Section 11.4     Entire Agreement; No Third Party Beneficiaries.  This Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person other than the parties, any rights or remedies hereunder; provided, that, nothing herein shall be construed to modify or supersede the Confidentiality Agreement, it being understood that such Confidentiality Agreement shall continue to be in full force and effect in accordance with its terms notwithstanding the execution or termination of this Agreement.

Section 11.5     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to rules governing the conflict of laws.

Section 11.6     Consent to Jurisdiction.  Each party hereby irrevocably consents to the exclusive personal jurisdiction of the federal and state courts sitting in New York County, New York with respect to matters arising out of or related to this Agreement.

Section 11.7     WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY FOR ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

Section 11.8     Specific Performance.  The parties agree that irreparable damage would occur in the event that the provisions of this Agreement were not performed in accordance with their specific terms.  Accordingly, it is agreed that the parties shall be entitled to seek the remedy of specific performance and an injunction or injunctions to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 11.9     Publicity.  Prior to the Closing, none of the parties or their respective Affiliates or Representatives shall issue or cause the publication of any press release or other public announcement or communication with respect to the transactions contemplated by this Agreement without the consent of SP and Roomlinx, except to the minimum extent necessary to comply with the requirements of Applicable Law or the regulations or policies of any securities exchange based on the advice of counsel, in which case the party required to make the release or statement or communication shall allow the other reasonable time to comment on such release or statement or communication in advance of such issuance, disclosure or filing.  Notwithstanding the foregoing, (a) at the Closing, SP and Roomlinx may release a mutually agreed upon joint press release, and (b) nothing in this Section 11.9 shall prohibit any institutional stockholder of SP or Roomlinx or their Affiliates from disclosing to such Person’s Affiliates, limited partners, prospective partners and its representatives the terms of this Agreement provided that the recipient of such information is subject to customary confidentiality and non-disclosure obligations.

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Section 11.10     Assignment.  Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties without the prior written consent of each of the other party.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.  Any attempted assignment in violation of the terms of this Section 11.10 shall be null and void, ab initio.

Section 11.11     Construction.

(a)           The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption of burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(b)           References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa.  The words “include”, “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation”.  Unless the context otherwise requires, references in this Agreement to Articles, Sections, Exhibits, Schedules, Appendices and Attachments shall be deemed references to Articles and Sections of, and Exhibits, Disclosure Schedules, Appendices and Attachments to, this Agreement.  Unless the context otherwise requires, the words “hereof”, “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement.  Unless otherwise indicated, references in this Agreement to dollars are to United States dollars.  When a reference in this Agreement is made to a “party” or “parties”, such reference shall be to a party or parties to this Agreement unless otherwise indicated.  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Section 11.12     Time of Essence.  Each of the parties hereby agrees that, with regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

Section 11.13     Extension; Waiver.  At any time prior to either the Closing Date, SP and Roomlinx may: (a) extend the time for the performance of any of the obligations or other acts of the other parties; (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement; or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement.  Any agreement on the part of a party to any such extension or waiver shall be valid only if made in accordance with Section 9.2.  The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

Section 11.14      Election of Remedies.  Neither the exercise of nor the failure to exercise a right, including any right of set-off, or the giving or failure to give notice of a claim under this Agreement will constitute an election of remedies or limit any party in any manner in the enforcement of any other remedies that may be available to any of them, whether at law or in equity.

Section 11.15      Further Assurances. Each party shall cooperate with the other party and execute and deliver to the other party such other instruments and documents and take such other actions as may be reasonably requested from time to time by such other party as necessary to carry out, evidence and confirm the intended purposes of this Agreement.  Each party shall bear its own costs and expenses in compliance with this Section 11.15 (other than any reasonable out-of-pocket costs and expenses, which shall be borne by the party making the applicable request).

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Section 11.16      Post-Effective Time Access.  Following the Effective Time, SP and Roomlinx shall, and SP shall cause each of its Subsidiaries to, cooperate with and make available to the Stockholder Representative, during normal business hours, all Books and Records, information, agreements and other documents and employees (without substantial disruption of employment) retained and remaining in existence after the Effective Time which the Stockholder Representative considers necessary, useful or desirable in connection with any Tax inquiry, audit, investigation or dispute, the preparation of any Tax return, any litigation or investigation or any other matter requiring any such Books and Records, information, agreements and other documents or employees for any reasonable business purpose.  Books and Records may be destroyed in accordance with the Company’s general document retention policies (copies of which policies will be provided to the Stockholder Representative upon request) unless, prior to destruction, any such Books and Records are requested by the Stockholder Representative, in which event the Books and Records so requested shall be delivered to the Stockholder Representative.  The Stockholder Representative shall bear all of the out-of-pocket costs reasonably incurred in connection with providing such Books and Records, information or employees.  For purposes of this Section 11.16, “Books and Records” shall mean all records pertaining to the assets, properties, business, operations, accounts or financial condition of Roomlinx, regardless of whether such books and records are maintained for Tax or financial reporting purposes.

Section 11.17       Stockholder Representative.

(a)           The Roomlinx Stockholders hereby designate and appoint a representative to act on behalf of the Roomlinx Stockholders for certain limited purposes as specified in this Section 11.17 (the “Stockholder Representative”).  The initial Stockholder Representative is Michael Wasik, and such Person hereby accepts such appointment.

(b)           The Stockholder Representative is appointed and constituted as agent of the Roomlinx Stockholders to act on their behalf with respect to the matters contemplated by this Agreement and the transactions contemplated hereby, including giving and receiving notices and communications, executing, delivering and authorizing the disposition of escrow funds in accordance herewith, waiving rights, discharging liabilities and obligations, settling disputes, defending and prosecuting claims and executing and delivering all agreements, certificates, receipts and other instruments contemplated by or deemed advisable by the Stockholder Representative.  The Stockholder Representative shall not receive any compensation for its services hereunder.

(c)           Notices or communications to or from the Stockholder Representative shall constitute notice to or from each Roomlinx Stockholder.  A decision, act, consent, notice or other instruction signed by the Stockholder Representative (i) shall constitute a decision, act, consent, notice or other instruction by all Roomlinx Stockholders, (ii) shall be final, binding and conclusive upon all Roomlinx Stockholders and (iii) may be relied upon by SP and the Company.

(d)           The Stockholder Representative will have no liability to SP, the Company or the Roomlinx Stockholders with respect to actions taken or omitted to be taken in its capacity as Stockholder Representative, except with respect to any liability resulting from the Stockholder Representative’s gross negligence or willful misconduct.

[SIGNATURES APPEAR ON FOLLOWING PAGES.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

SP:	ROOMLINX:

Signal Point Holdings Corp.	Roomlinx, Inc.

By: /s/ Robert DePalo	By: /s/ Michael Wasik

Name: Robert DePalo	Name: Michael Wasik
Title: Chief Executive Officer	Title: Chief Executive Officer

ROOMLINX MERGER CORP.

By: /s/ Michael Wasik

Name: Michael Wasik
Title: Chief Executive Officer

AMENDMENT NO. 1
TO THE
AGREEMENT AND PLAN OF MERGER

AMENDMENT NO. 1, dated as of September 22, 2014 (“Amendment No. 1”) to that certain Agreement and Plan of Merger, dated as of March 14, 2014 (the “Agreement”) by and among Signal Point Holdings Corp. (“SP”), Roomlinx, Inc. (“Roomlinx”) and Roomlinx Merger Corp. (the “Merger Sub”). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Agreement.

RECITALS

WHEREAS, pursuant to the Agreement, immediately prior to the Effective Time, Roomlinx will effect a reverse stock split (pro-rata reduction of outstanding shares) of the Roomlinx’s issued and outstanding common stock, par value $0.001 per share (the “Roomlinx Common Stock”) at a ratio in the range of 1-for-10 (the “Reverse Stock Split”);

WHEREAS, pursuant to the Agreement, upon consummation of the Merger, the Roomlinx Stockholders and Cenfin, LLC will beneficially own an aggregate of fourteen percent (14%) of the Fully Diluted Shares and the SP Stockholders will beneficially own (when taken together with the other SP Fully Diluted Shares) an aggregate of eighty-six percent (86%) of the Fully Diluted Shares (however, exclusive of shares issuable upon conversion of currently outstanding indebtedness of SP to Brookville Special Purpose Fund, LLC and Veritas High Yield Fund, LLC (the “Debt Conversion Shares”) as set forth in the SP Addendum dated August 12, 2014, as amended, to the Roomlinx Proxy Statement); and

WHEREAS, the parties desire to amend the terms of the Agreement, pursuant to the terms and conditions set forth herein, as of the date hereof.

NOW, THEREFORE in consideration of mutual covenants and premises set forth herein, and intending to be legally bound, the parties hereto agree as follows:

1.           Section 2.7 of the Agreement is hereby amended by adding the following text at the end thereof:

“At the Effective Time, Roomlinx shall issue an aggregate of 11,045,330 restricted Shares (the “Nominee Shares”) in a single stock certificate to Roomlinx’s counsel, Westerman Ball Ederer Miller Zucker & Sharfstein, LLP, as nominee (the “Nominee”), for the pro-rata benefit of the Roomlinx Stockholders as of the date of the consummation of the Merger, which Nominee Shares shall be subject to the lockup and registration provisions referenced in Section 3.8 hereof. For the avoidance of doubt, the 6,136,295 Shares to be issued to Cenfin at the Effective Time pursuant to Section 3.2 shall not be subject to the Reverse Stock Split or the nominee provisions of this Section 2.7, but shall be subject to the lockup, leak-out and registration provisions referenced in Section 3.8 hereof. The parties acknowledge and agree that applicable holding periods, for purposes of Rule 144 promulgated under the Securities Act, as well as the Lock-Up provisions set forth in Section 3.8 below, with respect to the Nominee Shares shall commence as of the Effective Time.

The parties hereto each agree that the Nominee shall have no duties or responsibilities other than to hold the certificate representing the Nominee Shares in escrow and release such certificate and the Nominee Shares represented thereby in accordance with written instructions executed by Roomlinx and SP. It is understood and agreed that the duties of the Nominee are purely ministerial in nature. The Nominee shall not be liable to the other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of reasonable judgment, except for acts of willful misconduct or gross negligence. The Nominee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Nominee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by the Nominee to be genuine. The Nominee shall be discharged from all obligations hereunder upon the distribution in full of all Nominee Shares in accordance with the terms of this Agreement. Roomlinx and SP shall each indemnify the Nominee and hold the Nominee harmless from and against, and in respect of, any and all costs, losses, claims, damages, liabilities, fines and penalties (including any interest which may be imposed thereon), including without limitation attorneys’ fees and court costs, arising from or related to this Agreement, the Nominee’s performance of its functions as the Nominee hereunder or the Nominee Shares held by it hereunder, except to the extent that such costs, losses, claims, damages, liabilities, fines, penalties are due to the gross negligence or willful misconduct of the Nominee. SP acknowledges that the Nominee is also acting as Roomlinx’s counsel in connection with the transactions contemplated hereby, and SP hereby waives any right to object to such representation, both during this transaction and in the event of any dispute arising under this Agreement.

The Nominee may resign and be discharged from its duties or obligations hereunder by giving notice of such resignation to Roomlinx and SP. The Nominee may designate, by written notice to Roomlinx and SP, any law firm, bank, trust company or institutional investor as the successor nominee. Should the Nominee propose to transfer the Nominee Shares to any such successor nominee, Roomlinx and SP shall cooperate in the transfer and execution and delivery of the successor nominee’s customary escrow or similar agreement. The Nominee shall be entitled to deliver the Nominee Shares to any successor nominee so appointed. In the event of a dispute between the parties, or if the Nominee shall be uncertain as to the proper disposition of the Nominee Shares, the Nominee shall be entitled (but not required) (i) to retain the Nominee Shares pending direction as to the disposition thereof by a final order, from which no further appeal may be taken, of a court having jurisdiction, or (ii) to deliver the Nominee Shares into any federal or state court sitting in the County of Nassau and, upon giving written notice to Roomlinx and SP of such action, shall thereupon be relieved of all further responsibility hereunder.”

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2.           The Agreement is hereby amended by deleting Sections 3.1 and 3.2 in their entirety and inserting in lieu thereof the following Sections 3.1 and 3.2:

“Section 3.1      Treatment of SP Common Stock. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any further action on the part of the holder thereof, all shares of common stock, par value $.001 per share, of SP (the “SP Common Stock”), issued and outstanding immediately prior to the Effective Time, shall be converted on a one for one basis into an aggregate of 114,282,138 shares (comprised of 105,544,268 SP Fully Diluted Shares and 8,737,870 Debt Conversion Shares) of common stock, par value $.001 per share, of the Company (the “Shares”). At the Effective Time all shares of SP Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of such shares shall cease to have any rights with respect thereto, except the right to receive the Shares as provided herein. Accordingly, as of immediately following the Effective Time, the holders of SP Fully Diluted Shares immediately prior to the Effective Time shall hold Shares representing in the aggregate eighty-six percent (86%) of the Fully Diluted Shares as reflected on Exhibit C - Post-Closing Capitalization attached hereto. Stock certificates representing Shares shall be issued by the Company at the Effective Time.

Section 3.2        Treatment of Roomlinx Common Stock. Each share of common stock, par value $.001 per share, of Roomlinx (the “Roomlinx Common Stock”) issued and outstanding immediately prior to the Effective Time, but after giving effect to the Reverse Stock Split (the “Existing Shares”), shall remain outstanding and, by virtue of the Merger and without any action on the party of the holder thereof, shall represent one Share following the Effective Time. The holders of Roomlinx Common Stock as of immediately prior to the Effective Time shall be the beneficial owners of the 11,045,330 restricted Shares which shall be issued to the Nominee as provided in Section 2.7. Cenfin shall receive 6,136,295 restricted Shares pursuant to the Debt Restructuring Agreement, the terms of which are attached hereto as Exhibit D. Accordingly, immediately following the Effective Time, Cenfin will own five percent (5%) of the Fully Diluted Shares and the holders of Roomlinx Common Stock as of immediately prior to the Effective Time shall hold (or be the beneficial owners of, as provided in Sections 2.7) in the aggregate nine percent (9%) of the Fully Diluted Shares. The capitalization of the Company following the Merger is reflected on Exhibit C – Post-Closing Capitalization attached hereto. The Debt Restructuring Agreement will provide that any remaining debt to Cenfin shall be secured solely by the assets of Roomlinx Sub and the assets of SignalShare consisting of contracts for which no consent to assignment has been obtained and otherwise will not be secured by SignalShare or any other subsidiaries of SignalShare.”

3

3.          The Agreement is hereby amended by adding the following Section 3.8 as a new Section 3.8 of the Agreement:

Section  3.8        Lockup/Leak-Out.

(a)        Immediately following the Effective Time, each holder (a “Holder”) of Shares (consisting of (i) the Nominee (for the pro-rata benefit of the Roomlinx Stockholders as of the date of the consummation of the Merger), (ii) Cenfin and (iii) each holder (each, an “SP Holder”) that, as of immediately prior to the Effective Time, was a holder of outstanding shares of SP Common Stock), shall agree not to sell any Shares held by such Holder for a period of nine (9) months following the Effective Time (the “Lockup Period”); provided, however, that following the Effective Time but prior to the expiration of the Lockup Period, the Company shall have prepared and filed with the SEC a registration statement covering the resale of Shares (the “Registration Statement”), which Registration Statement shall include the Nominee Shares and the additional Shares issued to Cenfin at the Effective Time. All stock certificates representing Shares held by Holders shall bear a restrictive legend with respect to the lock-up provisions contained herein.

At the end of the Lock-up Period, the lockup provisions in this Section 3.8 shall be deemed to have terminated (i) in their entirety with respect to the Shares held by Cenfin and its Affiliates and the Nominee and (ii) provided that the Registration Statement is declared effective by the SEC or the Roomlinx Stockholders as of immediately prior to the Effective Time and Cenfin have the ability to sell the Nominee Shares or additional Shares received at the Effective Time, as applicable, without restriction (so long as they are not affiliates of Roomlinx) under Rule 144 under the Securities Act, with respect to the Shares held by the SP Holders. In the event that, as of the expiration of the Lock-up Period, (x) the Registration Statement has not been declared effective by the SEC and (y) the Roomlinx Stockholders as of immediately prior to the Effective Time and Cenfin shall not have the ability to sell the Nominee Shares or additional Shares received at the Effective Time, as applicable, without restriction (so long as they are not affiliates of Roomlinx) under Rule 144 (each, a “Sale Event”), then the Lock-up Period shall be extended with respect to all SP Holders until a Sale Event occurs.

In addition, each director and officer of the Company and each holder (alone or together with such holder’s Affiliates) of more than five percent (5%) of the Fully Diluted Shares, and each of their respective Affiliates (collectively, the “Insiders”), shall agree that, upon expiration of the Lock-up Period (including after any extension thereof as provided above), the sale of Shares by such Insider shall be subject to mutually agreed leak-out provisions (the “Leak-out Provisions”). All stock certificates representing Shares held by Insiders shall bear a restrictive legend with respect to the Leak-out Provisions.

For the avoidance of doubt, (1) the Leak-out Provisions shall not be applicable with respect to the Nominee Shares, or the Shares held by the SP Holders (other than Insiders), and (2) the Lockup Period and the Leak-out Provisions shall not be applicable with respect to any Shares that represented Existing Shares of Roomlinx Common Stock immediately prior to the Effective Time.

4

 (b)         During the Lockup Period, the Nominee shall not distribute any Nominee Shares. Upon the expiration of the Lockup Period (regardless of whether a Sale Event has occurred), the Nominee shall be entitled to distribute Nominee Shares to Roomlinx Stockholders in accordance with their pro rata shares thereof.

 (c)         For the twelve (12) month period following the Effective Time, Roomlinx shall file in a timely manner all reports required to be filed with the SEC.

 (d)         Prior to the Effective Time, (i) each Holder shall acknowledge its lock-up obligations under this Section 3.8 in a written instrument executed and delivered to Roomlinx, and (ii) each Insider shall acknowledge its leak-out obligations under this Section 3.8 in a written instrument executed and delivered to Roomlinx (each, an “Acknowledgment”).”

4.          Section 8.1 of the Agreement is hereby amended by adding a new subsection (f):

“(f)       Acknowledgments. Each Holder and each Insider shall have executed and delivered to Roomlinx its applicable Acknowledgment.”

5.          Section 9.1(a)(ii) of the Agreement is hereby amended by deleting the reference therein to “April 7, 2014” and inserting in lieu thereof “ November 15, 2014.”

6.          The Agreement is hereby amended by deleting all references to “SignalShare, Inc.” in the Agreement and inserting in lieu thereof “SignalShare Media Corp.”

7.          The agreement is hereby amended by deleting the Amended and Restated Articles of Incorporation attached as “Exhibit A” thereto, and inserting in lieu thereof the Amended and Restated Articles of Incorporation of the Company attached as “Exhibit A” to this Amendment No. 1.

8.          Except as expressly amended hereby, all terms and provisions of the Agreement shall remain in full force and effect.

9.          This Amendment No. 1 may be executed in counterparts, which taken together shall constitute one and the same instrument, and either of the parties hereto may execute Amendment No. 1 by signing either such counterpart.

[SIGNATURE PAGE TO FOLLOW]

5

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

SP:		ROOMLINX:

Signal Point Holdings Corp.		Roomlinx, Inc.

By:	/s/ Robert DePalo	By:	/s/ Michael Wasik

Name: Robert DePalo		Name: Michael Wasik
Title: Chief Executive Officer		Title: Chief Executive Officer

MERGER SUB:

Roomlinx Merger Corp.

By:	/s/ Michael Wasik
Name: Michael Wasik
Title: Chief Executive Officer

APPENDIX C

REPORT OF SIGNAL POINT HOLDINGS CORP.
DATED SEPTEMBER 25, 2014

SIGNAL POINT HOLDINGS CORP.
IS A PRIVATELY OWNED COMPANY
AND NOT AN AFFILIATE
OF ROOMLINX, INC.
Addendum to the Proxy Statement for
ROOMLINX, INC.
Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
SIGNAL POINT HOLDINGS CORP.
A Delaware Corporation
570 Lexington Avenue, 22nd Floor
New York, New York 10022
(212) 755-0289
Date of Report:
September 25, 2014

STATEMENT REGARDING FORWARD LOOKING STATEMENTS
In this Report for the fiscal year ended December 31, 2013 (the “Report”), references to “Signal Point”, the “Company”, “we”, “us”, and “our” refer to Signal Point Holdings Corp., a New York corporation, and its wholly owned subsidiaries Signal Point Corp., a New York corporation, Signal Point Telecommunications Corp., a New York corporation, and Signal Share LLC, a Delaware limited liability company.
This Report includes “forward-looking statements” within the meaning of such term in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are found in the sections entitled “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and “Risk Factors,” and in other sections of this Report. They include statements concerning: our business strategy, expectations of market and customer response, liquidity and capital expenditures, future sources of revenues; expansion of our proposed product line, and trends in industry activity generally.
Forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause actual financial or operating results, performances or achievements expressed or implied by the forward-looking statements not to occur or be realized. Forward-looking statements generally are based on our best estimates of future results, performances or achievements, based upon current conditions and the most recent results of the companies involved and their respective industries. Forward-looking statements may be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “project,” “expect,” “believe,” “estimate,” “anticipate,” “intend,” “continue,” “potential,” “opportunity” or similar terms, variations of those terms or the negative of those terms or other variations of those terms or comparable words or expressions. For example, assumptions that could cause actual results to vary materially from future results include, but are not limited to: our ability to successfully develop and market our products to customers; our ability to generate customer demand for our products in our target markets; the development of our target markets and market opportunities; our ability to manufacture suitable products at competitive cost; market pricing for our products and for competing products; the extent of increasing competition; technological developments in our target markets and the development of alternate, competing technologies in them; and sales of shares by existing stockholders. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Unless we are required to do so under federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.
Persons reading this Report should carefully read the risks contained in the “Risk Factors” section herein, and consider such risks, uncertainties and other information, disclosures and discussions which contain cautionary statements identifying important factors that could cause actual results to differ materially from those provided in the forward-looking statements.

BUSINESS
Overview
Signal Point Holdings Corp., a Delaware corporation (“Signal Point”), is a digital, media, communications holding company that, through its various subsidiaries, provides integrated solution for Wi-Fi, broadband, wireless and wired services, VoIP, and media content.
Signal Point was formed on October 3, 2012 pursuant to a reorganization when it acquired 100% of the issued and outstanding common stock and became the parent company of Signal Point Corp., a New York corporation (“SP Corp.”) and Signal Point Telecommunications Corp., a New York corporation (“SPTC”). On September 27, 2012, SP Corp. acquired the assets and assumed certain liabilities of Wave2Wave Communications, Inc. and its subsidiary RNK, Inc. (collectively, “Wave2Wave”). The portion of these assets that were associated with the Wave2Wave entity were transferred to SPTC by SP Corp., while those that were associated with the RNK business line remained with SP Corp. and subsequently the stock of SPTC and SP Corp. was acquired by Signal Point in a corporate restructuring. Wave2Wave had been doing business since 1997 and was acquired pursuant to an asset purchase agreement (the “APA”), under Section 363 of the Bankruptcy Code (the “Wave2Wave Acquisition”), as Wave2Wave had recently underwent a plan of reorganization under Chapter 11 of the Bankruptcy Code.
During 2013, SP Corp expanded certain assets acquired in the Wave2Wave Acquisition while either reducing or eliminating other unprofitable assets. In addition, in January of 2013 Signal Point acquired Signal Share LLC (“Signal Share”), a Delaware limited liability company and diversified its products and services. The operations of Signal Share and other subsidiaries of Signal Point are further discussed below.
Through its subsidiaries, Signal Point provides the following services:
•
  Wi-Fi networking;
o
  Wi-Fi for Stadiums and Arena’s
o
  Wi-Fi network engineering
o
  Wi-Fi temporary and permanent installations
o
  Wi-Fi for concerts and corporate events
o
  Wi-Fi offloading for cellular carriers
o
  Wi-Fi for hotels and convention centers
•
  Enterprise Broadband
o
  Voice and Data services for small to mid-sized businesses in the Northeast and Midwest United States;
o
  Wireless Point-to-Point and Multi Point connections
o
  Professional IT services
•
  Media
o
  Data Analytics
o
  Media Content for events and hospitality customers
o
  Sponsorship partnerships and advertising opportunities.
Signal Point’s acquisition of Signal Share in January 2013 provided Signal Point with the ability to offer event based Wi-Fi services, network design, analytics and media content. Signal Share has deployed temporary Wi-Fi networks for such events as the Black Eyed Peas, Jay Z, Dave Mathews Band and U.S. Open Tennis. Signal Share also has permanent installations in stadiums and venues including the Gillette Stadium (New England Patriots), the Sands Venetian Hotel in Las Vegas, the Toyota Center (Houston Rockets), the Sleep Train Arena (Sacramento Kings), the Joe Louis Arena (Detroit Red Wings), and the University of Michigan football stadium. See “Signal Share Operations” below.

Business Units
Signal Point’s operations are organized into three primary business units: (1) Wi-Fi; (2) enterprise broadband services, including voice, data and wireless / IT support; and (3) media content/data analytics and advertising.
Wi-Fi Networking
Signal Point provides a wide variety of wireless offerings catering to specific vertical markets. The various Wi-Fi services provided include the following:
Wi-Fi for Stadiums — Signal Point installs Wi-Fi networks in major stadiums and arenas where high-density connectivity for massive audiences has been an issue. Signal Point is one of the few companies to have solved that problem. Once the networks are installed, Signal Point has long-term contracts for maintenance of the network; data analytics of transactions processed on the networks and offers various media content services which will be described below. Existing customers include the Houston Rockets, Indiana Pacers, NASCAR and the Sacramento Kings.
Wi-Fi Network Engineering — Signal Point provides installation services for enterprise corporate clients. Through its IT services business unit, Signal Point also performs Wi-Fi rollouts and maintenance for third parties. One such example is the recent rollout for AT&T of Wi-Fi networks in the New York City Public Parks, for which AT&T paid Signal Point an initial fee and is continuing to pay a monthly recurring fee for the broadband connectivity. Existing customers also include IBM, Google, NBC and Viacom.
Wi-Fi for Events — Signal Point offers Wi-Fi based services for special events, such as concerts, music festivals, corporate gatherings and sporting events. Signal Point is paid by the organizers for the installation and maintenance of the network before and during the event, and for an additional fee provides analytical data to the customers, showing consumer trends. Existing customers include Austin City Limits, Live Nation, AEG, iHeart Radio.
Wi-Fi Offloading — Signal Point leverages the wireless towers it currently has on the roofs of buildings in New York City in order to start building out our Wi-Fi network. Signal Point currently has rooftop rights for approximately 375 buildings in New York and as funding and opportunity allows, has plans to acquire more. The concept is not to offer Wi-Fi services under Signal Point’s brand, but to offer access to the network to the major wireless cellular carriers. This access will allow the carriers to have their customers offload the data traffic onto Signal Point’s network, which in turn frees up the carriers network for more voice calls. With access to the rooftop locations on these buildings pursuant to various building services Agreements (“BSA”), the company provisions transmitters, wireless equipment and telecommunications transmission facilities necessary to service customers and providers. Our transmitters are programmed with the ability to accept transmissions from carrier networks, like AT&T, and those carrier customers are allowed access to our network. These transmissions are then carried on dedicated high capacity telecommunications circuits to the desired destinations. Signal Point has successfully completed a pilot with AT&T in New York City for this service and has signed a definitive Wi-Fi roaming agreement, as well as other services. Signal Point plans on expanding this service and rolling out nationally with AT&T. Signal Point is also in discussions with AT&T about their advertising on our Wi-Fi splash pages. Signal Point believes that it is the first and only company to have a signed carrier offloading agreement with AT&T.
Signal Point intends to carry forward preliminary discussions with Sprint, T-Mobile, Metro PCS and Verizon to run similar trials in others cities as well. The potential revenue for this business is difficult to project as it is relying on the millions of customers the carriers have in any one market at any given time.
Enterprise Broadband
Enterprise voice and Data — We offer Enterprise Corporate customers a complete package of integrated products that includes wired and wireless broadband Internet access services, VoIP telephone services, data and email hosting, point-to point connections, collocation services, VPNs, and web hosting. Existing customers include Jim Beam, Rolex, Versace, Christian Louboutin, New Jersey Sports and Exposition Authority (NJSEA), plus thousands of others.

Media Content / Analytics
Data Analytics — through the millions of users on Signal Point’s various networks, it accumulates consumer data analytics which can be monetized with owners, sponsors and major consumer brands. Based on existing events, Signal Point has access to certain user data from over 26 million unique visitors over our networks.
Media Content — Signal Point, through its SignalShare subsidiary is able to provide improved and cutting edge fan engagement for all of its venues, as well as VIP hospitality guests, which will create marketing opportunities. This includes working with venues and owners on advertising sponsorship opportunities, as well as providing specific target market media content. The Company has just started to roll this out and while revenues are minimal at this time we expect them to grow significantly over the next 12 months.
Business Strategy
Signal Point’s continuing strategy has been to build a robust and scalable voice and data network. With that network established in New York City and set for future growth in New York and elsewhere, Signal Point is leveraging its investment to generate more revenue over that infrastructure, thus creating higher margins. The first and main component of this growth is the Wi-Fi offloading for mobile carriers, the first of which is with AT&T Wireless. AT&T has already indicated that they desire to do a nationwide rollout with Signal Point. T Mobile, Sprint and Metro PCS have already requested trials as well; however, Signal Point wants to concentrate on the AT&T rollout first in order to use it for greater leverage in negotiations with the other carriers.
Signal Point believes, based on its knowledge of the industry, that it will be well-positioned to add antennas on buildings to offer Wi-Fi services to mobile carriers that are experiencing network capacity issues resulting from increased wireless usage. Signal Point believes that these trends include significant growth in data usage, an increased demand for bandwidth based on new applications and devices such as Android and iPhones, and the demand for increased mobile communications, including mobile applications, remains one of the highest growth sectors in the telecommunications market.
Signal Point further believes that the roll out of its Wi-Fi network can take advantage of these trends. Its business strategy will be to provide wholesale wireless access to other mobile carriers. The roof-top building network that it is developing will essentially act as a small Wi-Fi tower for the carriers. Signal Point also intends to take advantage of the hundreds of buildings for which it has Building Service Agreements in place in New York, New Jersey, Connecticut and Chicago.
Signal Point’s management estimates that as SignalShare continues to expand Wi-Fi network deployments into arenas, concert halls, music festivals, resorts, convention centers, and stadiums, it will enable large simultaneous users of Wi-Fi and strategically position it to leverage its current and future mobile carrier agreements for Wi-Fi offloading.
Signal Point believes that customer loyalty can only be developed by providing a high degree of care and attention. To foster customer loyalty, it provides 24-hour technical support and customer care via phone, secure online chat and email. Signal Point also believes in cost effective and customer friendly approaches to customer self-help, and offers online support with features like account management, knowledgebase support and customer forums. Its network is monitored 24 hours per day, seven days per week, and 365 days per year by employees or third party customer support providers.
Market Opportunity
Signal Point seeks to capitalize on the convergence of wireless, broadband, and content-based service models, and the coinciding need for wireless providers to off-load bandwidth from their existing networks and find alternative backhaul solutions for low latency, packet-based data and video applications. Growth in new applications in wireless voice and multimedia services, increasing demand for high quality mobile voice and high definition video entertainment services, and the desire of cellular carriers to efficiently manage valuable spectrum, drive the underlying demand for our wireless broadband products and systems. It is widely accepted that existing networks and technologies cannot fulfill this demand.

Historical Business
The various businesses that Signal Point acquired have provided communication services to small to mid-sized businesses in the Northeast and Midwest United States with a complete package of integrated products that includes wired and wireless broadband Internet access services, Voice over Internet Protocol, or VoIP, data, email hosting, point-to point connections, managed network services, collocation, virtual private networks, or VPNs, and web hosting. These subsidiaries have successfully implemented and sold fixed wireless broadband solutions in the Northeast United States since our inception. Following Signal Point’s acquisition of Wave2Wave through the Section 363 auction, Signal Point is selling services to businesses primarily through a direct sales force, channel partners and telemarketing. While Signal Point markets these services to many customer segments, it focuses on selling to customers in multi-tenant office buildings (in-building) and to remote locations (stand-alone buildings). It currently has several hundred active Building Service Agreements, or BSAs, with building owners throughout New York, New Jersey, Connecticut, and Chicago. Under these BSAs, it either pays the building owners monthly rent or a revenue share to allow it to sell throughout their buildings. The term of these BSAs are typically five to ten years in length, with automatic renewals. Signal Point has found that revenue share agreements give the building owners an incentive to promote our services to new tenants, and will help it increase penetration rates in terms of the number of tenants per building. This helps Signal Point differentiate itself from its competition and creates a mutually beneficial relationship between it, the building owners and tenants.
Signal Point leverages the wireless towers it currently has on the roofs of buildings in New York City in order to start building out our Wi-Fi network. Signal Point currently has rooftop rights for approximately 375 buildings in New York and has plans to acquire more providing that the funds and opportunity is available and prudent. The concept is not to offer Wi-Fi services under Signal Point’s brand, but to offer access to the network to the major wireless cellular carriers. This access will allow the carriers to have their customers offload the data traffic onto Signal Point’s network, which in turn frees up the carriers network for more voice calls. Signal Point has successfully completed a pilot with AT&T in New York City for this service and has signed a definitive Wi-Fi roaming agreement, as well as other services. Signal Point plans on expanding this service and rolling out nationally with AT&T.
Signal Point is also doing Wi-Fi rollouts and maintenance for third parties through its IT services business. One such example is the recent build out in 2012/2013 for AT&T of Wi-Fi networks in various New York public parks. It was paid for the rollout by AT&T, and is paid a monthly recurring fee from them for the broadband connectivity.
In early 2013, it became apparent that the SP Corp. entity’s competitive local exchange carrier (“CLEC”) business operations were unprofitable and dwindling. As a result, SP Corp. began winding down its business operations in stages. As a regulated entity at both the state and federal levels, certain procedures and filings are required in order to surrender the authorizations possessed by the SP Corp. entity and certain notice timeframes were required in order to give customers proper opportunity to seek new providers. In May and June, 2013 SP Corp. made filings with the Federal Communications Commission (“FCC”) and provided notices to impacted customers. On August 15, 2013, SP Corp. ceased providing services to customers and exited its office space. Since August 2013, SP Corp. has continued winding down the entity and made further filings with applicable regulators. SP Corp. surrendered its FCC license in NY and has made all of the required filings with the licenses in Massachusetts and Florida. SP Corp. will continue to negotiate with the creditors that remain outstanding and satisfy those obligations with what limited assets possessed by SP Corp. Signal Point Telecommunications Corp., the subsidiary of Signal Point providing enterprise broadband and Wi-Fi networking services, continues to provide services after SP Corp.’s shutdown.
SignalShare Operations
SignalShare was created to meet the demand for mobile Wi-Fi access as users increase their integration of digital technology into their daily lives. The proliferation of Wi-Fi enabled mobile devices has dramatically grown and will continue to expand. Signal Share offers new products and services designed to provide temporary Wi-Fi and data collection and analysis for live events. Signal Share provides all of the technology, infrastructure and resources necessary to construct a broadband wireless network for an event. Regardless of the location, event type or duration, Signal Share connects fans in a whole new way.

Signal Share’s core product, Live-Fi™, is a public facing wireless access platform that allows immediate interaction with customers, fans and other patrons to extend a client’s marketing, messaging and advertising capabilities. Signal Share’s mobile event technology offers comprehensive data compiled from a wide variety of sources before, during and after the event. Signal Share fills the gap between who was expected to attend and knowing who was actually there, discovering valuable customer interaction information that has been difficult or unfeasible to previously capture. The mobile event platform is comprised of several components that can be leveraged in a variety of configurations, providing valuable insight and added benefits throughout an event.
Customer Support Systems
Signal Point provides live support from our call centers 24 hours a day, seven days per week, and 365 days a year. Support representatives are specifically trained to enable them to offer customers customized support depending on the product or service at issue. Signal Point’s call centers utilize industry standard coaching and employee development and training programs to help achieve high quality customer interactions. As such, most of callers will reach a live representative in less than one minute and, when they do; trained agents work to address any concerns or issues on that very first call into the support system. Customer care operations strive to ensure first call resolutions are over 80% for customer issues and those issues escalated to a higher level are handled quickly by senior engineers. Customer care centers cater to the diverse needs and preferences of its customers.
Network Architecture and Deployment
Signal Point offers an integrated voice and data network as an advanced and secure network, sophisticated voice and data applications, as well as outstanding, reliability, redundancy, and security. The diversity and resiliency of our network are designed to insulate customers from network failures by providing diverse network access points in each market and multiple private peering arrangements. The network provides disaster protection from the bottom up, with redundant equipment on every card, router, and server in the network. All of this is supported by power backup and a self-healing high capacity fiber optic backbone. Signal Point is able to manage and control the entire network: equipment, points of presence, and fiber optic backbone — providing customers with reliability, high availability service, and security. Signal Point believes that such network deployment strategies will allow it to enter new markets rapidly and to offer customers flexible technological solutions tailored to their specific needs.
Signal Point’s network was built from the ground up by professionals with many years of combined engineering and design experience in voice and data technologies. This network infrastructure and operations support systems enable it to control the types of services that it offers, how these services are packaged and how they are integrated to serve customers. Through the installation of IP routers at its switch sites, Signal Point deploys packet-based technology to augment its traditional circuit-switching technology. Its customer-specific voice and data solutions are driven by customer preferences and priorities, as it strives to provide industry-leading packet delivery, latency, and backbone availability over its core IP network, enabling rapid, secure, and accurate transmissions. By providing the latest in IP technologies, Signal Point seeks to maintain an advanced architecture that supports converged technologies. This allows it to deliver cutting-edge products, features and services to customers efficiently over a single, next-generation network — including unified messaging, IP video and trunking, presence management, and online feature management — allowing customers to combine voice and data services to increase efficiency and reduce costs.
The Company relies on various equipment vendors and integration partners to provide us with equipment and services to offer our services. The Company anticipates that these vendors have adequate supply and technology to meet our deployment and institutional needs. Moreover, SignalShare has its own development team associated with its products.
Network Operations Command Center (NOCC).
Signal Point provides pro-active, real-time monitoring to protect customer services. The Company’s Network Operations Command Center (NOCC) in Hackensack, New Jersey provides 24/7/365 surveillance of its network elements to support our customers’ services. The NOCC is equipped with proactive monitoring tools to ensure quick identification and resolution of network issues. In addition to this constant surveillance of individual network elements, Signal Point will perform routine equipment audits to ensure reliability. The network is highly sectionalized, with remote access to all devices that allows us to communicate with devices such as modems and routers to speed detection and repair. The Company employs the latest telecommunications standards to ensure that we maintain the low mean-time-to-repair performance. In addition, it adheres to stringent “maintenance window” schedules, where repairs are done overnight to minimize or eliminate any impact on its customers. The NOCC provides advanced, “always-on” monitoring for latency, jitter, utilization and packet loss in real time. Customer Premise Equipment, local loops and backbone elements are constantly under surveillance with proactive monitoring systems for fast failure detection and recovery. Because of these capabilities, many problems are identified and rectified before customers are even aware there is an issue. Our highly trained staff is provided with the right tools, training and state-of-the-art equipment to maintain network reliability and keep the network and its customers up and running.
Stringent Security Regulations.
Signal Point meets the most demanding security standards and regulations to safeguard customers’ critical data and processes against disruption, and provide privacy protection. For example, Signal Point complies with the FCC’s stringent Customer Network Proprietary Information, or CPNI, standards that safeguard customer proprietary information and prevent “data mining.”
Competition
The primary competitors in the marketplace include Incumbent Local Exchange Carriers, or ILECs, such as Verizon and AT&T, and other national and international providers such as Level 3 Communications, LLC, XO Communications and Cogent Communications, Inc. Additionally, regional and local providers such as Broadview Networks, Inc. and Paetec/Windstream also compete in the market. Although many are much larger organizations, they may be less apt to handle the small to mid-size market that is Signal Point’s focus. The Company believes that it is able to compete effectively in the marketplace by solution oriented sales, personal and prompt client support and services, and competitive pricing. It further believes that its technology and offerings are well positioned to compete in this marketplace, provide a superior experience for end users, and provide for the most efficient use of network resources. While there are other companies offering such services, Management believes based on its knowledge of the industry, that Signal Point is one of a limited number of companies that has the ability to offer combined Wi-Fi services, broadband service and Media & Content services to major corporations, consumer brands and sporting owners.
Regulatory Obligations
As a telecommunications carrier, Signal Point is subject to a variety of miscellaneous regulations at the federal and state level that can have cost or operational implications. The regulations, for instance, require the filing of periodic revenue and service quality reports, the provision of services to customers with hearing or speech disabilities and associated funding of telecommunications relay services, protection of Customer Proprietary Network Information (CPNI), the capability to associate a physical address with a calling party’s telephone number (E-911) and cooperation with law enforcement officials engaged in lawful investigations. The FCC’s stringent CPNI, standards safeguard customer proprietary information, including the services selected and call records, and prevent “data mining” by requiring customer authentication before disclosing CPNI which significantly curtails “data mining.” Moreover, the CPNI rules require yearly certifications of compliance and immediate reports to the FCC and the Federal Bureau of Investigation in situations where CPNI is disclosed in violation of the rules. The Company is required to file quarterly and yearly reports with the Universal Service Administration Company (“USAC”) disclosing its telecommunications revenues. These filings are used for certain public interest assessments, e.g., USF and TRS, which support universal service and programs for persons with certain disabilities. The FCC has jurisdiction over the management and licensing of the electromagnetic spectrum for all commercial users. The FCC routinely reviews its spectrum policies and may change its position on spectrum use and allocations from time to time. We believe that the FCC is committed to allocating spectrum to support wireless broadband deployment throughout the United States and will continue to modify its regulations to foster such deployment, which will help us implement our existing and future business plans. The Company primarily uses unlicensed spectrum in order to provide its Wi-Fi services and the Company must comply with equipment and transmission standards associated with use of the spectrum in order to avoid interference. Noncompliance with these and other provisions can result in administrative fines and penalties.
In 2002, the FCC ruled that Internet services are interstate information services that are not subject to regulation as a telecommunications service under federal law or to state or local utility regulation. Our broadband Internet services are, therefore, not subject to many of the regulatory requirements imposed on wireless and wireline telecommunications service providers. For example, we are not currently required to contribute a percentage of gross revenues from our Internet access services to the universal service funds used to support local telephone service and advanced telecommunications services for schools, libraries and rural health care facilities. Our wireless broadband Internet services are, however, subject to a number of federal regulatory requirements, including the Communications Assistance for Law Enforcement Act (“CALEA”) requirement that high-speed Internet service providers implement certain network capabilities to assist law enforcement in conducting surveillance of persons suspected of criminal activity.
With respect to services based on customer analytics raises privacy concerns that can impact state and federal law pertaining to personal information and data protection depending on if the data is personally identifiable or non-personally identifiable. Monitoring of programs to insure that personally identifiable information is not disclosed will be necessary to insure the company does not violate state and federal law. Moreover, data collection associated with minors may impose differing and more stringent obligations on our use of such data. Our terms of service with customers and users will require proper disclosure of our uses of the information in order to obtain proper consent from users and customers in order to avoid privacy concerns and potential consumer protection law violations.
Intellectual Property
To protect its proprietary rights, Signal Point relies on a combination of trademark, copyright, patent, trade secret and other intellectual property laws, employment, confidentiality and invention assignment agreements with its employees and contractors, and confidentiality agreements and protective contractual provisions with our partners, licensees and other third parties.
Trademarks.   As of December 8, 2013, Wave2Wave had been granted Federal trademark status for the following marks: “Wave2Wave”, Wave2Wave Logo, “See, Hear, Now!” and “Office in a Box”. As of December 8, 2013, RNK had the following trademark registrations in the U.S. for a variety of word marks, logos and slogans: “RNK Telecom”, RNK Telecom Logo, “RNK Communications”, RNK Communications Logo, “Bridge2VoIP”, “ReVoS”, “Voip2Go”, “SubjectTalk”, “Don’t Give Out Your Number Give Out One of Ours”, “Phone Number Bank”, Phone Number Bank Logo, “MyTempNumber”, and “Dialaroundtheworld.com”. As of December 8, 2013, Signal Point maintains the following trademarks: “SignalPoint Communications” and “SignalPoint”.
Copyrights.   Signal Point not registered any copyrights. All works of original authorship fixed in a tangible form that may exist are unregistered.
Patents.   Signal Point does not currently have any issued U.S. patents.
Other Materials.   From time to time, Signal Point employees will report on potential intellectual property opportunities for the Company. These opportunities may include new product and service offerings, and potential proprietary information association with such services which may warrant application for formal IP protection. Regarding potential patentable material, personnel will conduct interviews with the inventors, may perform initial prior art searches, and if a determination is made that the proprietary material is valuable enough to the company to warrant patent protection, such applications will be made with the assistance of third-party patent counsel with support of our own in-house counsel. In addition, the Company will also seek to maintain certain intellectual property and proprietary know-how as trade secrets, and generally require our partners to execute non-disclosure agreements prior to any substantive discussions or disclosures of our technology.

We rely and expect to continue to rely on a combination of confidentiality and license agreements with our employees, consultants, and third parties with whom we have relationships, as well as trademark, copyright, patent, trade secret, and domain name protection laws, as applicable, to protect our intellectual proprietary rights. We have filed various applications for protection of certain aspects of our intellectual property, and we currently hold a number of trademarks.
Employees
We currently have approximately 49 employee’s companywide; however, the number of employees may increase or decrease as we deem fit. None of our employees is subject to a collective bargaining agreement or an employment agreement.
Properties
Signal Point leases approximately 10,885 square-feet of office space at 433 Hackensack Avenue Hackensack, New Jersey 07601. It does not own any real estate and believes its existing facilities are suitable and adequate for the business conducted therein, appropriately used and have sufficient capacity for their intended purpose.
Co-Location Space
In addition to the Hackensack office described above, Signal Point leases several co-location sites throughout the region. These sites are leased to provide secure locations for mission-critical equipment within its network. These sites allow it to locate network switching, server and storage equipment in secure, geographically diverse sites, and interconnect to a variety of telecommunications and other network service provider(s) with a minimum of cost and complexity. These sites include: 60 Hudson Street and 111 8th Avenue in NYC, 360 Hamilton, White Plains, NY, 21 Harborview, Stamford, CT, 111 Pavonia, Jersey City, NJ and 111 North Canal, Chicago, ILL. These serve as primary POPs, “point of presence,” and are the anchor locations for the geographically redundant network architecture. All of these locations are equipped with high levels of physical security including 24 hours per day, seven days per week, guard services. These locations are also equipped with redundant power facilities including generators and/or back up battery power systems to guard against any type of power related outages. The cooling systems in these facilities are continuously maintained to avoid any type of heat related issues with network switching equipment. Signal Point provides most of the technical and facilities support to co-locations at these building by dispatching technicians when necessary. However, in certain key locations, Signal Point will also deploy “remote hands”, or contract services to other telecommunications technicians to provide emergency technical or facilities related support.
Legal Proceedings
We are not currently a party to, nor is any of our property currently the subject of, any pending material legal proceeding. In the ordinary course of business, we are party to various lawsuits from time to time, none of which are material to our business. None of our directors, officers or affiliates is involved from time to time, in a proceeding adverse to our business or has a material interest adverse to our business. The Company is still in the process of negotiating and reviewing certain relationships with vendors of Wave2Wave, which may or may not be terminated.

RISK FACTORS
Risks Related to Our Business and Industry
Our market is extremely competitive and we face intense competition from other providers of communications services that have significantly greater resources.
The market for broadband and related services is highly competitive and we compete with several companies within each of our markets. We face competition from several different sources including wireless carriers, incumbent local exchange carriers, cable operators and Internet service providers. Many of these operators have substantially greater resources and greater brand recognition than we have. Further, there is no guarantee that they will not enter the wireless Internet connectivity market and compete directly with us for our subscriber base, which could have a material adverse effect on our future operations.
Our current or future competitors may provide services comparable or superior to those provided by us, or at lower prices, or adapt more quickly to evolving industry trends or changing market requirements.
Many providers of communications services have competitive advantages over our operations, including substantially greater financial, personnel and other resources, better access to capital, brand name recognition and long-standing relationships with customers. These resources place us at a competitive disadvantage in our markets and may limit our ability to expand into new markets. Because of their greater financial resources, some of our competitors can also better afford to reduce prices for their services and engage in aggressive promotional activities. Such tactics could have a negative impact on our business. For example, some of our competitors have adopted pricing plans such that the rates that they charge are not always substantially higher, and in some cases are lower, than the rates that we will charge for similar services. Due to these and other competitive pricing pressures, we currently expect average monthly revenue per customer location to remain relatively flat or decline in the foreseeable future. Any of the foregoing factors could require us to reduce our prices to remain competitive or cause us to lose customers, resulting in a decrease in its revenue.
We rely on third-party equipment vendors and integration partners. If we are unable to enter into agreements or arrangements with such equipment vendors or integration partners or if the equipment provided or services performed by such equipment vendors or integration partners do not perform as expected, this could impair our ability to offload our Wi-Fi network.
We rely on various equipment vendors and integration partners to provide us with equipment and services to offload our Wi-Fi network. The Company entered into a Unilateral Wi-Fi Roaming Agreement with AT&T in New York City to offer AT&T access to the Company’s network to have AT&T customers offload the data traffic to the Company’s network. This, in turn, frees up the carrier network for more voice calls. We cannot be certain that we will be able to rollout our Wi-Fi network in this manner. The failure to do so may have a material adverse effect on our business and operating results. This could negatively impact our business strategy.
The “Wholesale or “Neutral Host” model may require capital expenditures without having agreements from customers.
Our ability to profitably capture mobile wireless data users in each building is predicated on being able to secure sufficient “wholesale” revenue from wireless carriers who wish to off-load bandwidth from their “out-of-building” networks. We will have to scout locations and enter into wholesale agreements with significant wireless carriers in addition to AT&T to make the wholesale model work. It is likely that we will have to expend substantial capital to deploy our in-building wireless networks before we have additional commitments from wireless carriers to purchase its wholesale services.
The long distance telecommunications industry is highly competitive which may adversely affect our performance.
The long distance telecommunications industry, including VoIP, is intensely competitive and is significantly influenced by the marketing and pricing decisions of the larger industry participants. With recent developments in technology, the industry has relatively limited barriers to entry with numerous entities competing for the same customers. Customers frequently change long distance providers in response to the offering of lower rates or promotional incentives by competitors. Generally, our customers will be able to switch carriers at any time to other VoIP providers or traditional long distance telephone companies. We believe that competition in all of our markets is likely to increase. In each of our targeted regions, we will compete primarily on the basis of price (particularly with respect to our sales to other carriers), and also on the basis of customer service and our ability to provide a variety of telecommunications products and services. There can be no assurance that we will be able to compete successfully in the future.
Many of our competitors are significantly larger, have substantially greater financial, technical and marketing resources and larger networks than us and a broader portfolio of services, control transmission lines and have strong name recognition and loyalty, long-standing relationships with our target customers, and economies of scale which can result in a lower cost structure for transmission and related costs. These competitors include, among others, AT&T, Verizon Business, Sprint and Verizon. We will also compete with numerous other long distance providers, some of which focus their efforts on the same customers targeted by us. Increased competition in the United States as a result of the foregoing, and other competitive developments could have an adverse effect on our future business, results of operations and financial condition.
Our relationships with other telecommunications companies are material to our operations and their financial difficulties or failure to pay may negatively affect our business.
We originate and terminate calls for long distance carriers, interexchange carriers and other local exchange carriers over our network and for that service we will receive payments called access charges. Some of the carriers that will pay these access charges to us will be our largest customers in terms of revenues. In the past, several of such carriers have declared bankruptcy or experienced substantial financial difficulties (e.g., MCI WorldCom and Global Crossing). Our inability to collect access charges from financially distressed carriers could have had a negative effect on our financial results and cash flows, as would any subsequent bankruptcies or disruptions in the businesses of these or other interexchange carriers. Our ability to collect past due amounts of access billings from carriers will be hampered by federal and state regulations governing these business relationships.
We use many vendors and suppliers that derive significant amounts of business from customers in the telecommunications business. Associated with the difficulties facing many service providers, some of these vendors and suppliers recently have experienced substantial financial difficulties, in some cases leading to bankruptcies and liquidations. Any disruptions experienced by these vendors and suppliers as a result of their own financial difficulties may affect their ability to deliver products or services to us, and delays in such deliveries could have an adverse effect on our business.
Furthermore, due to the complex and at times unclear regulatory environment, disputes between carriers for intercarrier compensation and other services are common. During the pendency of such disputes, carriers frequently withhold payment. These disputes can take years to settle or litigate and can substantially disrupt payments. As such, disputes of this nature can have a material adverse impact on us.
Our relationships with vendors, suppliers and customers are material to our operations and many of our contracts with such entities are out of term and in renewal terms.
We contract with many vendors, suppliers and customers that account for significant portions of our revenues or infrastructure. Many of Wave2Wave’s contracts were “out of term” (i.e., the original term of the contract had expired) when we assumed them and are in renewal terms (i.e., the contract is extended for some period of time depending on its terms) or “evergreen” (i.e., the terms of the former agreement continue while the parties renegotiate the agreement) while the parties negotiate replacement terms. Termination or renegotiation requests associated with these agreements may come at any time and negotiations, especially in the case of complex agreements, such as telecommunications interconnection agreements, can be extended. Any disruptions experienced by these vendors, suppliers and customers as a result of these negotiations or the sudden termination of an agreement may affect our ability to deliver products or services and impact our revenues and could have an adverse effect on our business.

If third-party vendors fail to deliver equipment or deploy our in-building network, we may be unable to execute our business strategy.
Our success will depend on third parties that we do not control to deliver equipment and deploy our in-building network. We rely on other companies to lease or sell to us telecommunications equipment, computer hardware and software, networking equipment and related services that are critical to the maintenance and operation of our network. We cannot be certain that third parties will be successful in their development and deployment efforts. Even if these parties are successful, the delivery and deployment process could be lengthy and subject to delays. If these delays occur, we will be unable to deploy our network for carrier offloading in a timely manner, negatively impacting our business plan and our prospects and results could be harmed.
Wave2Wave had one major supplier, Verizon, which accounted for more than 10% of its costs of services. We do not carry substantial inventories of our products and cannot be assured that we will be able to lease the products and services that we need on a timely basis, or in sufficient quantities. If we are unable to obtain critical services and products in the quantities required by us and on a timely basis, our business, financial condition and results of operations may be materially adversely affected.
We depend on third-party providers whom we do not control to install our integrated access devices at customer locations. We must maintain relationships with efficient installation service providers in current cities and identify similar providers as we will enter new markets in order to maintain quality in our operations.
The installation of integrated access devices at customer locations is an essential step that will enable our customers to obtain our services. We outsource the installation of integrated access devices to a number of different installation vendors in each market. We must insure that these vendors adhere to the timelines and quality that we require to provide our customers with a positive installation experience. In addition, we must obtain these installation services at reasonable prices. If we are unable to continue maintaining a sufficient number of installation vendors in our markets who provide high quality service at reasonable prices to us, we may have to use our own employees to perform installations of integrated access devices. We may not be able to manage such installations effectively using our own employees with the quality we desire and at reasonable costs.
We rely on third-party vendors for information systems. If these vendors discontinue support for our systems or fail to maintain quality in future software releases, we could sustain a negative impact on the quality of our services to customers, the development of new services and features, and the quality of information needed to manage our business.
We have agreements with vendors that provide for the development and operation of back office systems such as ordering, provisioning and billing systems. We also rely on vendors to provide the systems for monitoring the performance and condition of our network. The failure of those vendors to perform their services in a timely and effective manner at acceptable costs could materially harm our growth and our ability to monitor costs, bill customers, provision customer orders, maintain the network and achieve operating efficiencies. Such a failure could also negatively impact our ability to retain existing customers or to attract new customers.
We depend on local telephone companies for the installation and maintenance of our customers’ access lines and other network elements and facilities.
Our customers’ access lines are sometimes installed and maintained by local telephone companies in each of our markets. If the local telephone company does not perform the installation properly or in a timely manner, our customers could experience disruption in service and delays in obtaining our services. We expect to experience routine delays in the installation of access lines by the local telephone companies to our customers in each of our markets, although these delays are not expected to result in any material impact to our ability to compete and add customers in our markets. Any work stoppage action by employees of a local telephone company that provides our services in one of our markets could result in substantial delays in activating new customers’ lines and could materially harm our future operations. Furthermore, we are also dependent on traditional local telephone companies for access to their collocation facilities and we utilize certain of their network elements. Failure of these elements or damage to a local telephone company’s collocation facility would cause disruptions in our service.

System disruptions could cause delays or interruptions of our service, which could cause us to lose customers or incur additional expenses.
Our success depends on our ability to provide reliable service. Although our network service is designed to minimize the possibility of service disruptions or other outages, our service may be disrupted by problems on its system, such as malfunctions in its software or other facilities, overloading of its network and problems with the systems of competitors with which we interconnect, such as physical damage to telephone lines and power surges and outages. Any significant disruption in its network could cause it to lose customers and incur additional expenses.
We depend on key personnel and our ability to hire and retain sufficient numbers of qualified personnel.
Our success will depend to a significant degree, upon the contributions of senior management. We intend to offer employment to certain key employees and members of our management team, including but not limited to, executive officers of SignalShare, as described below. Our failure to employ certain of these employees could negatively impact our performance. Competition in the industry for qualified employees, especially technical personnel, is intense. Further, our success will depend upon our ability to attract and retain additional qualified personnel.
Our resources may not be sufficient to manage our intended growth; failure to properly manage potential growth would be detrimental to our business.
We may fail to adequately manage our intended future growth. Our initial administrative, financial and operational functions come from existing operations. Any growth in our operations will place a significant strain on our resources, and increase demands on our management and on our operational and administrative systems, controls and other resources. We cannot assure you that our existing personnel, systems, procedures or controls will be adequate to support our operations in the future or that we will be able to successfully implement appropriate measures consistent with our growth strategy. As part of this growth, we may have to implement new operational and financial systems, procedures and controls to expand, train and manage our employee base, and maintain close coordination among our staff. We cannot guarantee that we will be able to do so.
To the extent we acquire any other business entity, we will also need to integrate and assimilate new operations, technologies and personnel. If we are unable to manage growth effectively, such as if our sales and marketing efforts exceed our capacity to install, maintain and service our products or if new employees are unable to achieve performance levels, our business, operating results and financial condition could be materially adversely affected. As with all expanding businesses, the potential exists that growth will occur rapidly. If we are unable to effectively manage this growth, our business and operating results could suffer. Anticipated growth in future operations may place a significant strain on management systems and resources. In addition, the integration of new personnel will continue to result in some disruption to ongoing operations. The ability to effectively manage growth in a rapidly evolving market requires effective planning and management processes. We will need to continue to improve operational, financial and managerial controls, reporting systems and procedures, and will need to continue to expand, train and manage our work force.
If we cannot negotiate new (or extensions of existing) interconnection agreements with local telephone companies and wireless carriers on acceptable terms, it will be more difficult and costly for us to provide service to our existing customers and to expand our business, and may negatively impact our revenues.
We have agreements for the interconnection of our network with the networks of the local telephone companies and wireless carriers covering each market in which we will operate. These agreements also provide the framework for service to our customers when other local carriers are involved and provide for mutual compensation for traffic. We are required to negotiate new interconnection agreements to enter new markets in the future. In addition, we will need to negotiate extension or replacement agreements as our existing interconnection agreements expire. Most of our existing interconnection agreements will have terms of three years, with automatic renewal terms of at least 30 days until terminated by a party, although the parties may mutually decide to amend the terms of such agreements. Should an agreement be terminated, if we cannot negotiate new favorable interconnection agreements, adopt an existing agreement, renew our existing interconnection agreements on favorable terms or at all, we may invoke binding arbitration by state regulatory agencies in the case of ILECs. The arbitration process is expensive and time-consuming, and the results of arbitration may be unfavorable to us. If we are unable to obtain favorable interconnection terms, it would harm our existing operations, revenues and opportunities to grow our business in our current and new markets.
We must keep up with rapid technology change and evolving industry standards in order to be successful. Our competitors may be better positioned than we are to adapt to rapid changes in technology, and we could lose customers.
The markets for our services are characterized by rapidly changing technology and evolving industry standards. Any products or processes that we develop may become obsolete or uneconomical before we recover any expenses incurred in connection with their development. Our future success will depend, in part, on our ability to effectively identify and implement leading technologies, develop technical expertise and influence and respond to emerging industry standards and other technology changes.
All this must be accomplished in a timely and cost-effective manner. We may not be successful in effectively identifying or implementing new technologies, developing new services or enhancing our existing services in a timely fashion. Some of our competitors, including the local telephone companies, have a much longer operating history, more experience in making upgrades to their networks and greater financial resources than we will have. We cannot assure you that we will obtain access to new technologies as quickly or on the same terms as our competitors, or that we will be able to apply new technologies to our existing networks without incurring significant costs or at all. In addition, responding to demand for new technologies would require us to increase our capital expenditures, which may require additional financing in order to fund. Further, our competitors, in particular the larger incumbent providers, enjoy greater economies of scale in regard to equipment acquisition and vendor relationships. As a result of those factors, we could lose customers and our financial results could be harmed. If we fail to identify and implement new technologies or services, our business, financial condition and results of operations could be materially adversely affected.
Difficult conditions in the global capital markets and the economy generally may materially adversely affect our business and results of operations, and we do not expect these conditions to improve in the near future.
Our results of operations can be materially affected by conditions in the global capital markets and the economy generally, both in the U.S. and elsewhere around the world. Stresses experienced by global capital markets over the last few years have has resulted in continuing concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the U.S. mortgage market, uncertain real estate markets, increased volatility and diminished expectations for the economy. These factors, combined with volatile oil prices, high unemployment levels and any decline in business and consumer confidence may have an adverse effect on our business.
We must maintain adequate processes and systems for collecting our accounts receivable, or if we are otherwise unable to collect material amounts of our accounts receivables our cash flow and profitability will be negatively affected.
The communications industry has experienced difficulties in the recent past in collecting accounts receivable from telecommunications providers due to the complexity involved in billing and the uncertainty with regard to certain regulatory matters. If we do not maintain adequate processes and systems for collecting our accounts receivable, our cash flow and profitability will be negatively affected.
We face considerable uncertainty in the estimation of revenues, related costs of services and their subsequent settlement.
Our revenues and the related cost of sales will often be earned and incurred with the same group of carriers who can be our vendors, suppliers and customers simultaneously. These revenues and their related costs may be based on estimated amounts accrued for pending disputes with other carriers, the contractual rates charged by our service providers, as well as sometimes contentious interpretations of existing tariffs and regulations. Subsequent adjustments to these estimates may occur after the bills are received/tendered for the actual costs incurred and revenues earned, and these adjustments can often be material to our future operating results. Industry practice is to routinely dispute charges that a company such as ours believes have been billed in error or incorrectly; these disputed balances are recorded in accounts payable in its consolidated balance sheets. Some of these disputed amounts are normally granted by providers in the form of credits subsequent to the periods in which they were incurred. In some cases we expect to enter into settlements with customers and issue credits against outstanding amounts owed in return for long-term agreements. These credits can be material to our results and will be charged directly against revenues in periods subsequent to where the revenues/costs of services were initially measured. Judgment is required in estimating the ultimate outcome of the dispute resolution process, as well as any other amounts that may be incurred to conclude the negotiations. Actual results can differ from estimates, and such differences could be material.
Intellectual property infringement claims are common in the industry and, should such claims be made against us, and if we do not prevail, our business, financial condition and operating results could be harmed.
Patent positions in the telecommunications industry are uncertain and involve complex legal, scientific and factual questions and often conflicting claims. The industry has in the past been characterized by a substantial amount of litigation and related administrative proceedings regarding patents and intellectual property rights. In addition, established companies have used litigation against emerging growth companies and new technologies as a means of gaining a competitive advantage. Third parties may claim we are infringing their patents, copyrights, trademarks or other intellectual property and may go to court to attempt to stop us from engaging in our ongoing operations and activities. These lawsuits can be expensive to defend and conduct and may divert the time and attention of management.
If a third-party successfully asserts an infringement claim against us, a court could order us to cease the infringing activity. The court could also order us to pay damages for the infringement, which could be substantial. Any order or damage award could harm our business, financial condition and operating results.
In addition, we may be required to participate in interference proceedings in the United States Patent and Trademark Office to determine the relative priorities of our inventions and third parties’ inventions. An adverse outcome in an interference proceeding could require us to cease using the technology or to license rights from prevailing third parties.
If we were unable to obtain any necessary license following an adverse determination in litigation or in interference or other administrative proceedings, we would have to redesign our products to avoid infringing a third-party’s patent and could temporarily or permanently have to discontinue manufacturing and selling the infringing products. If this were to occur, it would negatively impact future sales and could harm our business, financial condition and operating results.
Our business activities may require additional financing that might not be obtainable on acceptable terms, if at all, which could have a material adverse effect on our financial condition, liquidity and our ability to operate going forward.
We believe that our available capital lease financing and cash flow from operations and existing capital financing will be sufficient to meet our working capital, capital expenditure and other cash needs for at least the next 12 months. We may need to raise additional capital from equity or debt sources in order to finance future growth, including the deployment of our network for Wi-Fi offloading by carriers and the expansion of service within existing markets and to new markets, which can be capital intensive, as well as unanticipated working capital needs and capital expenditure requirements.
The actual amount of capital required to fund our operations and development may vary materially from our estimates. In order to obtain additional funding in the future, we may have to sell assets, seek debt financing or obtain additional equity capital. In addition, any indebtedness we incur in the future could subject us to restrictive covenants limiting our flexibility in planning for, or reacting to changes in, our business as described above. If we raise funds by selling more stock, your ownership in us will be diluted, and we may grant future investors preferred rights superior to those of the Common Stock that you own. If we are unable to obtain additional capital when needed, we will have to delay, modify or abandon some of our expansion plans, including, but not limited to, the deployment of our network for Wi-Fi offloading by carriers. This could slow our growth, negatively affect our ability to compete in our industry and adversely affect our financial condition.

Our operational support systems and business processes may not be adequate to effectively manage our growth.
Our continued success depends on the scalability of our systems and processes. We cannot be certain that our systems and processes are adequate to support ongoing growth in customers. Failure to manage our future growth effectively could harm our quality of service and customer relationships, which could increase our customer churn, result in higher operating costs, write-offs or other accounting charges, and otherwise materially harm our financial condition and results of operations.
We may not be able to continue to grow our customer base at prior rates, which would result in a decrease in the rate of revenue growth.
Future growth in our existing markets may be more difficult than prior growth, due to increased or more effective competition in the future, difficulties in scaling our business systems and processes, or difficulty in maintaining sufficient numbers of qualified market management personnel, sales personnel and qualified integrated access device installation service providers to obtain and support additional customers. Failure to continue to grow our customer base at prior rates would result in a corresponding decrease in the rate of its revenue growth.
Our systems may experience security breaches which could negatively impact our business.
Despite the implementation of network security including firewalls, encryption for the radio frequency signal and user authentication measures, the core of our infrastructure is vulnerable to computer viruses, break-ins and similar disruptive problems. Computer viruses or other problems caused by third parties could lead to significant interruptions or delays in service to customers. We may face liability associated with such breaches and may lose potential customers. While we will attempt to reduce the risk of such losses through warranty disclaimers and liability limitation clauses in our license agreements and by maintaining product liability insurance, there can be no assurances that such measures will be effective in limiting our liability for such damages or avoiding government sanctions.
Our inability to secure roaming agreements with wireless carriers may affect our ability to provide “single device” services.
We are offering commercial wireless carriers the ability to “roam” onto our Wi-Fi network within the buildings we operate, initially with respect to the data services provide by those commercial carriers and later with respect to the voice services those providers offer. This will permit those carriers’ customers to transmit and receive data (and later voice) by connecting to the building’s wireless network, instead of the carrier’s network. However, our ability to offer these services to the customers of commercial carriers will depend on our ability to enter into “roaming” agreements with CMRS (commercial mobile radio service) carriers. We also ultimately plan to offer single devices that will operate voice and data services on our Wi-Fi network while in buildings we cover and on the networks of other carriers when users leave those buildings. Our ability to have customers use these “single device” services will depend on our ability to secure roaming agreements with other carriers.
The wireless portion of our Wi-Fi network operates in the unlicensed frequency band, which means other operators can operate in the same frequency and there is a risk of interference with our wireless signal.
Because we operate our in-building Wi-Fi network in unlicensed spectrum, other devices are allowed to operate in the same frequency band in the same geographic areas in which we operate. Users of unlicensed spectrum are not entitled to protection from other users of that spectrum. Therefore, use of unlicensed spectrum is inherently subject to interference from third parties. While several precautions have been taken to avoid interference, there is no guarantee that we will not experience interference on the wireless portion of our network. If we experience interference, it could cause customers to be dissatisfied with our wireless services, resulting in customers cancelling this portion of services or cancelling all of our services. This could greatly impair our ability to retain and or generate new customers in any building that has interference issues.
As a result of the Wave2Wave Acquisition, we have substantial senior indebtedness which may require us to seek additional financing, minimize capital expenditures, or seek to refinance some or all of our debt.
As a result of the Wave2Wave acquisition, the principal amount of the Company’s indebtedness to the senior lenders thereunder totaled approximately $15,328,397 at the end of 2012. (Both Senior Lenders are

affiliates of Robert DePalo, currently the Company’s Chairman, CEO, director and principal stockholder.) In a 2012 exchange and redemption offering to Brookville and Veritas holders by the Company, such holders accepted 6,156,213 shares of Common Stock, at a then valuation of $1.20 per share, in exchange for a portion of their respective Brookville and Veritas holdings. In 2014, the Company issued an additional 2,581,657 shares of Common Stock in exchange for the cancellation of $3,872,489 of debt held by Brookville and Veritas. The 2012 exchange and redemption transaction resulted in a reduction of approximately $7,388,603 in the total amount of principal of and accrued interest on the Company indebtedness to the Senior Lenders, and the shares of Common Stock issued to the exchanging holders of the Senior Lenders were contributed to the Company’s treasury by Mr. DePalo from his personal holdings.
Despite such reduction, the Company’s outstanding senior indebtedness, which carries a weighted annual interest rate of 14%, is approximately $3,237,000 plus with interest as of June 30, 2014. Such indebtedness, which is substantial in relation to our size, could adversely affect our financial position, and limit our available cash and our access to additional capital. We may need to obtain additional financing to repay this and other outstanding indebtedness. If we are unable to obtain additional financing, we may be unable to retire the debt designated above and we may be in default in the repayment of such debt, which would have a material adverse effect on our financial position, results of operations and related cash flows.
The level of the Company’s indebtedness could have important consequences, including:
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  a substantial portion of our cash flow from operations will be dedicated to debt service and may not be available for other purposes;
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  limiting our flexibility in planning for, or reacting to, changes in our business and the industry in which we will operate;
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  limiting our ability to obtain financing in the future for working capital, capital expenditures and general corporate purposes, including acquisitions, and may impede our ability to secure favorable terms;
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  making us more vulnerable to economic and industry downturns and may limit our ability to withstand competitive pressures;
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  placing us at a competitive disadvantage to our competitors with less indebtedness;
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  limiting our ability to fund working capital, capital expenditures, and other general corporate purposes; and
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  reducing our flexibility in responding to changing business and economic conditions.
The terms of our Senior Lenders’ credit facilities contain restrictions and limitations that could significantly impact our ability to operate our business.
The Company is required to maintain compliance with certain financial covenants and our credit facilities contain certain restrictions and limitations that could significantly limit our ability to operate our business. In the absence of any required waiver or consent, these restrictions may limit its ability to:
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  incur or guarantee additional indebtedness;
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  create liens on our assets;
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  make investments;
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  engage in mergers and acquisitions;
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  redeem capital stock
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  make capital expenditures;
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  sell any of our assets;
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  maintain certain leverage ratios on a quarterly basis; and
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  declare any dividends.

Therefore, we will need to seek permission from our Senior Lenders in order to engage in some corporate and commercial actions that we believe would be in the best interest of our business, and a denial of permission may make it difficult for us to successfully execute our business strategy or effectively compete with companies that are not similarly restricted. Our Senior Lenders’ interests may be different from our interests or our Stockholders’ interests, and we cannot guarantee that we will be able to obtain our Senior Lenders’ permission when needed.
Our ability to comply with the covenants and restrictions contained in our credit facilities may be affected by economic, financial and industry conditions and other factors beyond our control. Any default under our credit facilities, which is not waived by the required lenders could substantially decrease the value of your investment. If we are unable to repay indebtedness, our Senior Lenders and any new facilities could proceed against the collateral securing that indebtedness. This could have serious consequences to our financial condition and results of operations and could cause us to become bankrupt or need to scale back our operations. Our ability to comply with these covenants in future periods will also depend substantially on the value of our assets, our success at keeping our costs low and our ability to successfully implement our overall business strategy.
We are highly leveraged and may incur substantial additional debt, which could adversely affect our financial health and our ability to obtain financing in the future, react to changes in our business and make debt service payments.
We are highly leveraged and may increase the amount of our indebtedness in the future. Our high level of indebtedness could have important consequences to stockholders.
Because we will be highly leveraged:
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  our ability to obtain additional financing for working capital, capital expenditures, debt service requirements, acquisitions or general corporate purposes may be impaired in the future;
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  if new debt is added to our debt levels, the related risks that we will face would increase and we may not be able to meet all of our debt obligations;
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  a substantial portion of our cash flow from operations must be dedicated to the payment of principal and interest on our indebtedness, thereby reducing the funds available to us for other purposes, and there can be no assurance that our operations will generate sufficient cash flow to service this indebtedness;
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  it may be more difficult for us to satisfy our obligations to our lenders, resulting in possible defaults on and acceleration of such indebtedness;
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  we may be more vulnerable to general adverse economic and industry conditions;
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  we may be at a competitive disadvantage compared to our competitors with less debt or comparable debt at more favorable interest rates;
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  our ability to refinance indebtedness may be limited or the associated costs may increase; and
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  our flexibility to adjust to changing market conditions and ability to withstand competitive pressures could be limited, or we may be prevented from carrying out capital spending that is necessary or important to our growth strategy and efforts to improve operating margins or our business.
Highly leveraged companies are significantly more vulnerable to unanticipated downturns and setbacks, whether directly related to their business or flowing from a general economic or industry condition, and therefore are more vulnerable to a business failure or bankruptcy.
Customer Effect from Bankruptcy Filing and Lack of Profitability.
Our inability to perform for our customers for whatever reason would have a significant impact on our business operations. The Company is still transitioning from the acquisition of the Wave2Wave assets, and is servicing certain former customers of Wave2Wave, who may suspend or terminate business activity with the Company due to their concerns about our long term financial stability. These factors could have a material adverse effect on our financial position, cash flows, and operating results.

No Assurance of Success of Cost Reduction Plan.
Due to the significant and continuing operating losses Wave2Wave experienced prior to and during its bankruptcy proceedings, it initiated a cost reduction plan in an effort to better align its operating cost structure with its reduced level of sales. Our Company has continued to seek to reduce our labor costs through natural employee attrition, and reductions in our work force, as well as other potential areas of cost reduction. There can be no assurance that we will be successful in implementing this plan or reducing our operating costs.
Regulatory Risks
We are subject to complex and sometimes unpredictable government regulations. Changes to such regulations could have a material adverse impact on our business operations or, if we fail to comply with these regulations, we could incur significant fines and penalties.
Our operations are subject to regulation by the FCC and other federal, state and local agencies. These regulatory regimes frequently restrict our ability to operate in or provide specified products or services in designated areas, require that the Company maintains licenses for its operations and conducts its operations in accordance with prescribed standards. These requirements are frequently changing and will impact various aspects of our business. We will frequently be involved in regulatory proceedings related to the application of these requirements. It is impossible to predict with any certainty the outcome of pending federal and state regulatory proceedings relating to our provision of retail or wholesale services, or the reviews by federal or state courts of regulatory rulings. Unless we are able to obtain appropriate relief, existing laws and regulations may inhibit our ability to expand its business and introduce new products and services. In particular, we are subject to Universal Service Fund, Consumer Proprietary Network Information, Communications Assistance With Law Enforcement Act and various reporting requirements. We will incur various costs in complying and overseeing compliance with these laws and regulations and new requirements as they become effective.
The adoption of new laws or regulations or changes to the existing regulatory framework at the federal or state level could also adversely affect our business plans. New regulations could restrict the ways in which we can manage our wireline and wireless networks, impose additional costs, impair revenue opportunities, and potentially impede our ability to provide services in a manner that would be attractive to us and our customers. In addition, the FCC has several proceedings pending that are considering the imposition of additional requirements on wireline and wireless services. One such proceeding (“In the Matter of Preserving the Open Internet Broadband Industry Practices,” GN Docket No. 09-191; WC Docket No. 07-52), resulted in the adoption by the FCC on December 21, 2010 (and release on December 23, 2010), of the so called “net neutrality” rules with the stated goal of preserving the openness of the Internet. The rules limit the ways that a broadband Internet access service provider manages its network and the services it could provide over the network. The rules apply to all providers of broadband Internet access services, whether wireline or wireless (albeit addressing wireless and wireline service providers differently). The rules only apply to “mass market” customers (i.e., a service marketed and sold on a standardized basis to residential customers, small businesses, and other end-user customers such as schools and libraries) and generally do not apply to enterprise level customers. Specifically, the rules provide that a broadband Internet access provider: 1) cannot prevent its users from sending or receiving lawful content over the Internet; 2) cannot prevent its users from using lawful applications and/or services; 3) cannot prevent its users from connecting to and using the user’s choice of lawful devices that do not harm the network; 4) cannot deprive its users of competition among network providers, applications, content or services; 5) must treat lawful content, applications or services in a nondiscriminatory manner; and 6) must disclose information on network management and other practices reasonably required for users and application, content and service providers to enjoy the protections of the rules. However, the rules do allow for network management practices that are reasonably appropriate and tailored to achieving a legitimate network management purpose, taking into account the particular network architecture and technology of the broadband Internet access service. The rules do not supersede statutes such as CALEA, FISA, and ECPA, nor are they intended to prevent providers’ ability to respond to law enforcement authorities’ needs to coordinate disaster relief or other emergency response efforts. The rules also permit practices that prevent transfer of unlawful content and unlawful transfers of content.

The FCC’s net neutrality rules could limit our flexibility in managing our broadband networks and delivering broadband services, and could have an adverse effect on certain of our business operations and restrict our ability to compete in the marketplace. The new rules would also require enhanced disclosure in our terms and conditions to the extent such new disclosures are required. Finally, end users may bring action at the FCC if they feel a provider has breached the rules or the FCC may institute an enforcement action upon its own motion.
We are unable to predict what additional federal or state legislation or regulatory initiatives may be enacted in the future regarding our business or the telecommunications industry in general. Federal or state governments may impose additional restrictions or adopt interpretations of existing laws that could have a material adverse effect on us. If we fail to comply with any existing or future regulations, restrictions or interpretations, we could incur significant fines and penalties, including, but not limited to, loss of license or suspension of operating authority.
Federal or state regulators may take actions that materially reduce the amounts we can collect from other carriers.
Signal Point obtains a substantial portion of its revenue from the fees it is allowed to charge other carriers for sending traffic onto its network. These fees, generally referred to as intercarrier compensation, accounted for approximately 15% of the Company’s total revenues during the fiscal year ended December 31, 2013. Intercarrier compensation usually falls into two categories, access charges for long distance calls and reciprocal compensation for local calls. The Federal Communications Commission, or the FCC, regulates the amount we can charge other carriers for using our network to originate or terminate interstate calls. The FCC is considering rules that could substantially reduce the amount of intercarrier compensation we will be able to assess other carriers. State utility commissions regulate the access charges we will be able to assess other carriers for originating or terminating in-state long distance calls. These intrastate access charges are typically higher than interstate access charges, and in some cases we may charge more for access than its primary incumbent carrier competitors. State commissions may reduce the level of intrastate access charges we can impose to interstate levels or the level of the incumbent carriers.
A number of states have already taken such steps and additional states where Signal Point provides service, are in the process of considering reducing intrastate access charges. Any of these regulatory actions, if taken, could materially reduce our revenues.
Regulatory decisions could materially increase our costs of leasing last-mile facilities.
In order to reach our end user customers, we will often lease lines from incumbent carriers, who will also be our competitors. The extent to which the incumbent carrier must provide these facilities to us at low rates is dependent on federal and state regulatory actions. To date, we are still able to lease these facilities at low rates in most of our intended markets. Incumbent carriers are, however, allowed to escape this requirement in discrete geographic areas, typically in major urban centers, where there is substantial competitive deployment of facilities by other carriers. Additionally, incumbent carriers have been employing a statutorily authorized process called regulatory forbearance in an effort to lift these requirements over much larger areas. To the extent that the incumbents are successful in these actions in markets where we will operate, our costs of obtaining these facilities could materially increase, adversely affecting our profit margins.
The FCC is reexamining its policies towards VoIP and telecommunications in general and changes in regulation could subject us to additional fees or increase the competition it faces.
Voice over Internet Protocol, or VoIP, can be used to carry user-to-user voice communications over dial-up or broadband service. The FCC has ruled that some VoIP arrangements are not regulated as telecommunications services, but that a conventional telephone service that uses Internet protocol in its backbone is a telecommunications service. The FCC has initiated a proceeding to review the regulatory status of VoIP services and the possible application of various regulatory requirements, including the payment of access charges, which are not required at the present time. Expanded use of VoIP technology could reduce the access revenues received by local exchange carriers like us, while carriers dispute its charges during the FCC’s review of the issue. We cannot predict whether or when VoIP providers may be required to pay or be entitled to receive access charges, or the extent to which users will substitute VoIP calls for traditional wireline communications. Furthermore, if, as planned in our business strategy, we carry wireless carrier originated voice traffic over the Wi-Fi network, this traffic may be considered interconnected VoIP traffic under the FCC’s rules and may be subject to separate regulatory requirements for us and the wireless carriers.
Prepaid calling card services may be subject to additional disclosure requirements and access charge disputes.
One of our lines of business may be to provide prepaid calling card services. New prepaid calling card disclosure requirements may be adopted that could increase our cost of doing business. Moreover, the FCC ruled in 2006 that certain prepaid calling card providers are subject to access charges for long distance calls using their cards. Some local exchange companies, incumbent carriers in particular, may claim that us or other prepaid calling card providers have not paid access charges on traffic that should be subject to such charges. These disputes, if resolved against prepaid calling card providers, could materially increase our costs of providing prepaid calling card services. As a local exchange carrier, we will also provide local access services for other prepaid calling card providers. In conjunction with the FCC’s 2006 ruling, the FCC has been asked to clarify which carrier, the local exchange carrier or the prepaid calling card provider, is responsible for paying access charges, if applicable, when local access is used to originate a prepaid calling card call. A ruling regarding which local exchange carrier can charge access charges on such calls or that the local exchange carrier terminating such calls could be liable for access charges on prepaid calling card interexchange calls could impose additional costs on Wave2Wave and adversely impact its revenues.
Judicial review and FCC decisions pursuant to the Federal Telecommunications Act of 1996 may adversely affect our business.
The Telecommunications Act of 1996 provides for significant changes and increased competition in the telecommunications industry. This federal statute and its related regulations remain subject to judicial review and additional rulemakings of the FCC, thus making it difficult to predict what effect the legislation will have on us, our operations and our competitors. In addition to reviewing intercarrier compensation and access to last mile facilities, the FCC is also examining its universal service policies, including policies with respect to both contribution and disbursement that could have an effect on the amount and timing of our receipt of universal service funds for switching support. Changes in the universal fund could also increase the amount we must contribute to the fund. Further, many FCC telecommunications decisions are subject to substantial judicial review and delay. These delays and related litigation create uncertainty over federal policies and rules, and may affect our business plans, investments and operations.
In addition, because we are incorporated in Delaware, we are governed by the provisions of Section 203 of the Delaware General Corporation Law, which may, unless certain criteria are met, prohibit large stockholders, in particular those owning 15% or more of our outstanding voting stock, from merging or combining with us for a prescribed period of time.
Risks Related to the Roomlinx Transaction and Going Public
There is no certainty that the Roomlinx transaction will occur.
Although the Company has signed a definitive merger agreement with Roomlinx concerning a possible reverse merger transaction (the “Roomlinx Transaction”), there have been numerous delays in completing the transaction and no assurance can be given it will be successfully completed. These delays have included various negotiations with management of Roomlinx and with trade creditors and lenders, completion of the audit of the Company’s financial statements and SEC review of Roomlinx filings for the transaction. Since there is no ability to predict whether the foregoing issues will be resolved, we cannot offer any prediction, much less a guarantee, that the Roomlinx Transaction will in fact be consummated.
Most of the shares to be issued and outstanding after a consummation of the Roomlinx Transaction will be restricted and not freely transferrable.
If the Roomlinx Transaction is completed, only a small portion of the shares of Common Stock to be issued and outstanding after the Roomlinx Transaction will have the status of registered and publicly tradable securities. After completion of the Roomlinx Transaction, replacement or additional shares will be issued to present or prospective Company stockholders, but (i) such shares will not be registered and will bear restrictive legends, and (ii) neither the Company nor Roomlinx will be obligated to register such shares in the foreseeable future. Therefore, the holders of such shares will continue to be subject to restrictions and limitations on transfer, and will be required to comply with the provisions of the Securities Act and SEC rules concerning registration requirements and/or exemptions from such requirements prior to seeking to dispose of such shares.
Even if a public marked for our securities develops, it is not possible to predict the extent, liquidity and duration of any public trading market for post-Roomlinx Transaction shares.
Even if the Roomlinx Transaction is completed and the successor entity remains a public reporting company, and a public trading market develops for the shares of a successor entity, the size and nature of such trading market cannot be assessed or estimated in advance. We expect that if a public market were to develop for these securities, trading may be extremely sporadic. For example, several days may pass before any shares may be traded. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of our Common Stock. There can be no assurance that a more active market for our Common Stock will develop, or if one should develop, there is no assurance that it will be sustained. This severely limits the liquidity of our Common Stock, and would likely have a material adverse effect on the market price of our Common Stock and on our ability to raise additional capital.
The ability of any such market to provide liquidity for the holders of such shares and to establish a reasonable and rational pricing mechanism, will likely depend on many variables. These may include general economic conditions, public evaluation of the business model being utilized by such successor entity, the revenues, earnings and growth potential of such entity, the reputation of its management, the general state of the U.S. telecommunications industry, the impact of competition and regulation, and the like.
If the Roomlinx Transaction is consummated, post-Roomlinx Transaction shares will be considered a “Penny Stock” and subject to specific rules governing their sale to investors.
The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to our Common Stock, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a person’s account for transactions in penny stocks; and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. If the Roomlinx Transaction is consummated, post-Roomlinx Transaction shares will be subject to these rules, which could have the effect of depressing its price by making prospective investors less likely to purchase the Shares.
In order to approve a person’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person; and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.
The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination; and that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors sell shares of our common stock.
Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because the Roomlinx Transaction may be characterized as a “reverse merger,” we may not be able to attract the attention of brokerage firms.
The Roomlinx Transaction may be characterized as a “reverse merger.” Accordingly, additional risks may exist as a result of such characterization. For example, securities analysts of brokerage firms may not provide coverage of us since there is little incentive to brokerage firms to recommend the purchase of our Common Stock. No assurance can be given that brokerage firms will want to conduct any secondary offerings on our behalf in the future.
Even if the Roomlinx Transaction is consummated, we cannot provide assurance that a post-Transaction successor will be able to maintain the status of a public reporting company.
While Roomlinx is currently a public reporting company, the continuation of such status for a successor entity after completion of the contemplated reverse merger is not automatic and will depend on various factors such as continuous and timely filing of audited financial statements and other required periodic reports with the SEC, satisfying the internal control and assessment requirements of the Sarbanes-Oxley Act of 2002, and instituting and monitoring procedures to control the unauthorized use of company information and prevent inside trading violations.
Compliance with the reporting requirements of federal securities laws is time consuming and expensive.
If the Roomlinx transaction is completed, we will subject to the information and reporting requirements of the Exchange Act and other federal securities laws, and the compliance obligations of the Sarbanes-Oxley Act. The costs of preparing and filing annual and quarterly reports and other information with the SEC and furnishing audited reports to stockholders are substantial.
Applicable regulatory requirements may make it difficult for us to retain or attract qualified officers and directors, which could adversely affect the management of its business and its ability to obtain or retain listing of our Common Stock.
We may be unable to attract and retain those qualified officers, directors and members of board committees required to provide for effective management because of the rules and regulations that govern publicly held companies, including, but not limited to, certifications by principal executive officers. The enactment of the Sarbanes-Oxley Act has resulted in the issuance of a series of related rules and regulations and the strengthening of existing rules and regulations by the SEC, as well as the adoption of new and more stringent rules by the stock exchanges. The perceived increased personal risk associated with these changes may deter qualified individuals from accepting roles as directors and executive officers.
Further, some of these changes heighten the requirements for board or committee membership, particularly with respect to an individual’s independence from the corporation and level of experience in finance and accounting matters. We may have difficulty attracting and retaining directors with the requisite qualifications. If we are unable to attract and retain qualified officers and directors, the management of our business and our ability to obtain or retain listing of our shares of Common Stock on any stock exchange (assuming we elect to seek and are successful in obtaining such listing) could be adversely affected.
If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or detect fraud. Consequently, investors could lose confidence in our financial reporting and this may decrease the trading price of our stock.
Upon the completion of the Roomlinx Transaction, we would need to maintain effective internal controls to provide reliable financial reports and detect fraud. Failure to establish those controls, or any failure of those controls once established, could adversely impact our ability to make public disclosures regarding our business, financial condition or results of operations. In addition, management’s assessment of internal controls over financial reporting may identify weaknesses and conditions that need to be addressed in our internal controls over financial reporting or other matters that may raise concerns for investors. Any actual or perceived weaknesses and conditions that need to be addressed in our internal control over financial reporting, disclosure of management’s assessment of our internal controls over financial reporting or disclosure of our public accounting firm’s attestation to or report on management’s assessment of our internal controls over financial reporting may, if required, prevent us from becoming a public reporting company.

We have been assessing our internal controls and believe that they require improvements. If we fail to implement changes to our internal controls or any others that we identify as necessary to maintain an effective system of internal controls, it could harm our operating results and cause investors to lose confidence in our reported financial information. Any such loss of confidence would have a negative effect on the trading price of our stock.
Standards for compliance with Section 404 of the Sarbanes-Oxley Act of 2002 are uncertain, and if we fail to comply in a timely manner, the possibility of our operating as a public reporting company in the future could be impaired.
In the event that we become a public reporting company, we will be subject to rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. These require annual assessment of our internal controls over financial reporting. The standards that must be met for management to assess the internal controls over financial reporting as effective are evolving and complex, and require significant documentation, testing, and possible remediation to meet the detailed standards. We would need to incur significant expenses and to devote resources to Section 404 compliance on an ongoing basis. It is difficult for us to predict how long it will take or costly it will be to complete the assessment of the effectiveness of our internal control over financial reporting for each year and to remediate any deficiencies in our internal control over financial reporting. As a result, we may not be able to complete the assessment and remediation process on a timely basis. In addition, if we are requested to obtain an attestation by our independent registered public accounting firm, we may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of our assessment by our independent registered public accounting firm. In the event that our Chief Executive Officer, Chief Financial Officer or an independent registered public accounting firm determines that our internal control over financial reporting is not effective as defined under Section 404, we cannot predict how regulators will react, and, as such, we believe that there is a risk that we may not be able to become a public reporting company if and when we elect to do so.
After the Roomlinx Transaction, the trading price of the Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.
If we are able to complete the Roomlinx Transaction and a public market for the Common Stock develops, the trading price of the Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:
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  actual or anticipated variations in our operating results;
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  announcements of developments by us or our competitors;
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  regulatory actions regarding our products;
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  announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;
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  adoption of new accounting standards affecting the our industry;
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  additions or departures of key personnel;
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  introduction of new products by us or our competitors;
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  sales of the our Common Stock or other securities in the open market; and
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  other events or factors, many of which are beyond our control.
The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against such a company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

Risks Related to Capital Structure
The valuation of our stock will be subject to volatility and trends in the communications industry in general.
There is no public market for our shares. If one should develop, future valuations for our common stock will be influenced by many factors, including variations in our financial results, changes in earnings estimates by industry research analysts, investors’ perceptions of us, and general economic, industry and market conditions. Many of these factors are beyond our control. Some of the factors that may cause the valuation of our common stock to fluctuate include:
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  introduction of technological innovations or new commercial products by us or our competitors;
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  regulatory developments or enforcement in the United States and foreign countries;
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  development or disputes concerning patents or other proprietary rights;
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  litigation;
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  future sales of our common stock;
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  general market conditions;
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  economic, political and other external factors or other disasters or crisis; and
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  overall fluctuation in U.S. equity markets.
These and other external factors may cause the valuation for our common stock to fluctuate substantially.
Stockholders may experience dilution of their ownership interests because of the future issuance of additional shares of our Common Stock.
In the future, we may issue additional authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present Stockholders. We may also issue additional shares of our Common Stock or other securities that are convertible into or exercisable for our Common Stock in connection with hiring or retaining employees, future acquisitions, future sales of our securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of Common Stock may create downward pressure on the trading price of our Common Stock. If the price of our Common Stock is listed on a public market or exchange, there can be no assurance that the we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with any capital raising efforts, including at a price (or exercise prices) below the price at which shares of our Common Stock is quoted on such market or exchange.
Restrictions on resale.
Our Common Stock has been issued pursuant to exemptions from registration under the Securities Act and therefore have not been and will not be registered under that act or any applicable state securities laws. They will be subject to transfer restrictions under the Securities Act and applicable state securities and Blue Sky laws. As a result, our securities may not be resold or transferred unless they are registered under the Securities Act (or state Blue Sky laws) or an exemption from such registration is available. The Company has no obligation to register or qualify the Common Stock for resale, or assist an investor to do so, or obtain an exemption from registration or qualification requirements.
There is no market for our Securities. Any failure to develop or maintain a trading market could negatively affect the value of our Shares and make it difficult or impossible for investors to sell their Shares.
There has never been a public market for our Common Stock and a public market for our securities is not expected to develop unless the Roomlinx merger is completed which cannot be assured. All Stockholders must therefore bear the economic risk of their investment in the Shares for an indefinite period of time. Even in the event the Roomlinx merger is completed, we do not intend to file a registration statement with respect to the Shares offered hereunder.

We cannot predict whether a public market may ever develop for our Common Stock. Failure to develop a trading market could negatively affect the value of our shares and make it difficult for you to sell your shares or recover any part of your investment in us. Even if a market for our Common Stock eventually develops, the market price of our Common Stock may be highly volatile. In addition to the uncertainties relating to our future operating performance and the profitability of our operations, factors such as variations in our interim financial results, or various, as yet unpredictable factors, many of which are beyond our control, may have a negative effect on the market price of our Common Stock. Accordingly, there can be no assurance as to the liquidity of any markets that may develop for our Common Stock, the ability of holders of our Common Stock to sell our Common Stock, or the process by which holders may be able to sell our Common Stock in the future.
Insiders will continue to have substantial control over the Company, which could delay or prevent a change in corporate control or result in the entrenchment of management or our board of directors.
As of the date of this Report (without giving effect to any transaction with Roomlinx), Robert DePalo, together with any affiliates and related persons, beneficially owns, in the aggregate, approximately 47,307,865 (41.4%) shares of our 114,282,138 outstanding shares of common stock. Stockholders should also be aware that Mr. DePalo may or will transfer, grant, option or otherwise issue shares from his holdings of Company Common Stock to one or more affiliated entities, including Arjent LLC (U.S.) or Arjent Limited (UK), and/or to various persons employed in such affiliated entities, including, but not limited to, Robert DePalo, Jr. and Vincent DePalo for estate and tax planning (both Robert Jr. and Vincent are the sons of Robert DePalo Sr.). As a result, Mr. DePalo will have the ability to determine the outcome of matters submitted to our shareholders for approval, including the election and removal of directors and any merger, consolidation or sale of all or substantially all of our assets. Also, by virtue of the rights provided in the Company’s Series B Preferred shares issued to Mr. DePalo, Mr. DePalo will have the ability to control the management and affairs of our Company in the foreseeable future. The foregoing could have the effect of:
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  delaying, deferring or preventing a change in control;
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  entrenching our management or our Board of Directors;
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  impeding a merger, consolidation, takeover or other potential transaction affecting our business or the control of our Company.
Provisions of our charter, bylaws, and Delaware law may make an acquisition of us or a change in our management more difficult.
Certain provisions of our certificate of incorporation and Bylaws that are in effect as of the date of this Report could discourage, delay or prevent a merger, acquisition or other change in control that shareholders may consider favorable, including transactions in which you might otherwise receive a premium for your shares. These provisions also could limit the price that investors might be willing to pay in the future for shares of our common stock. Shareholders who wish to participate in these transactions may not have the opportunity to do so.
Furthermore, these provisions could prevent or frustrate attempts by our shareholders to replace or remove our management. These provisions:
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  allow the authorized number of directors to be changed only by resolution of our board of directors;
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  authorize our board of directors to issue without shareholder approval blank check preferred stock that, if issued, could operate as a “poison pill” to dilute the stock ownership of a potential hostile acquirer to prevent an acquisition that is not approved by our board of directors;
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  establish advance notice requirements for shareholder nominations to our board of directors or for shareholder proposals that can be acted on at shareholder meetings;
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  authorize the Board of Directors to amend the By-laws;
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  limit who may call shareholder meetings; and

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  require the approval of the holders of a majority of the outstanding shares of our capital stock entitled to vote in order to amend certain provisions of our certificate of incorporation.
In addition, because we are incorporated in Delaware, we are governed by the provisions of Section 203 of the Delaware General Corporation Law, which may, unless certain criteria are met, prohibit large shareholders, in particular those owning 15% or more of our outstanding voting stock, from merging or combining with us for a prescribed period of time.
We do not anticipate paying cash dividends on our Common Stock, and accordingly, shareholders must rely on stock appreciation for any return on their investment.
We have not declared or paid any cash dividend on our Common Stock and do not currently intend to do so for the foreseeable future. We currently anticipate that we will retain future earnings for the development, operation and expansion of our business and do not anticipate declaring or paying any cash dividends for the foreseeable future. Therefore, the success of an investment in shares of our Common Stock will depend upon any future appreciation in their value. There is no guarantee that shares of our Common Stock will appreciate in value or even maintain the price at which our shareholders have purchased their shares.
Notwithstanding the foregoing, the Company has paid, and intends to continue to pay, amounts required under the terms of its Series A Preferred Stock, all of which is held by Allied International Fund, Inc., a company 100% owned by Rosemarie DePalo, the wife of Robert DePalo. See “Certain Relationships and Related Party Transactions.”
Limited Liability and Indemnification.
Our certificate of incorporation eliminates the personal liability of our directors for monetary damages arising from a breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. This limitation does not affect the availability of equitable remedies, such as injunctive relief or rescission. Our certificate of incorporation requires us to indemnify our directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law.
Under Delaware law, pursuant to our Certificate of Incorporation, we may indemnify our directors or officers or other persons who were, are or are threatened to be made a named defendant or respondent in a proceeding because the person is or was our director, officer, employee or agent, if we determine that the person:
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  conducted himself or herself in good faith, reasonably believed, in the case of conduct in his or her official capacity as our director or officer, that his or her conduct was in our best interests, and, in all other cases, that his or her conduct was at least not opposed to our best interests; and
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  in the case of any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful.
These persons may be indemnified against expenses, including attorney’s fees, judgments, fines, including excise taxes, and amounts paid in settlement, actually and reasonably incurred, by the person in connection with the proceeding. If the person is found liable to the corporation, no indemnification will be made unless the court in which the action was brought determines that the person is fairly and reasonably entitled to indemnity in an amount that the court will establish. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us under the above provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

MARKET FOR THE COMPANY’S COMMON EQUITY, RELATED STOCKHOLDER
MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES
Our common stock is not publicly traded or listed on any market or exchange. If the Roomlinx Transaction is completed, there may be a limited market for the stock of the post-merger entity on the Over-The-Counter Bulletin Board.
The authorized capital stock of the Company consists of 150,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.01 per share. As of the date of this Report, there are 114,282,138 shares of common stock and 1,010 shares of preferred stock issued and outstanding.
Common Stock
Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of our shareholders. Holders of our common stock are entitled to receive dividends ratably, if any, as may be declared by the board of directors out of legally available funds, subject to any preferential dividend rights of any outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of our common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of our common stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of common stock are fully paid and nonassessable. The rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which we may designate and issue in the future without further shareholder approval.
Preferred Stock
Our board of directors is authorized, without further shareholder approval, to issue from time to time up to a total of 10,000,000 shares of preferred stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitations or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of these series without further vote or action by the shareholders. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of our management without further action by the shareholders and may adversely affect the voting and other rights of the holders of common stock. The issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of common stock, including the loss of voting control to others.
Series A Preferred Stock
The Company has issued 1,000 shares of Series A Preferred Stock to Allied International Fund, Inc., a Company 100% owned by Rosemarie DePalo (the wife of Robert DePalo), which entitle her to the greater of 1% of the gross revenue of the Company or $50,000 per month through the period ending December 31, 2021. Robert DePalo disclaims any beneficial ownership in Allied. See “Certain Relationships and Related Party Transactions.”
Series B Preferred Stock
The Company has issued ten (10) shares of non-redeemable Series B Preferred Stock to Robert DePalo. By virtue of voting rights provided in the Company’s Series B Preferred shares, Mr. DePalo will have the ability to control the management and affairs of our Company in the foreseeable future. On July 14, 2014, the Series B Preferred Stock was further amended to provide Mr. DePalo with the authority to take the following actions:
(i)   create or assume any debt, liability, obligation or commitment outside the ordinary course of business of the Company;
(ii)   create, assume or suffer to exist any mortgage, pledge or other encumbrance upon any of its properties or assets now owned or hereafter acquired by the Company;

(iii)   to borrow money, incur credit related obligations and/or indebtedness and issue evidences of indebtedness and other obligations, to guaranty indebtedness, liabilities and obligations of others, whether direct or indirect subsidiaries, affiliates, shareholders or others, and to secure any or all of the foregoing by one or more mortgages, pledges, security interests or other liens on, of or in the assets, rights and interests of the Company, and to enter into and perform, and to modify, amend, restate, refinance and restructure, credit, loan, guaranty, security, pledge and other agreements, notes and instruments;
(iv)   amend or change its Certificate of Incorporation or By-laws of the Company;
(v)   the offering or contemplation of any transaction pursuant to which the Company shall issue or sell to any Person any shares of any class of capital preferred stock or any other equity interests of the Company (including, but not limited to, any instrument that is convertible into common stock or preferred stock of the Company);
(vi)   issue any additional shares of Common Stock or other classes of capital stock of the Company; and
(vii)   appoint, elect or otherwise engage any officer, employee or consultant of the Company.
The Series B Amendment is intended to provide the Mr. DePalo with broad authority to take certain necessary steps in connection with the contemplated merger with Roomlinx, Inc.
These shares have no dividend, liquidation or redemption rights, and provide that, through December 31, 2021, the Company will not engage in any transaction outside of the ordinary course of business.
Transfer Agent and Registrar
We are currently acting as our own transfer agent and registrar for our common stock.
Holders of Record
As of the date of this Report, there were approximately 168 different holders of record of our common stock.
Dividend Policy
We have never declared or paid dividends on our shares of Common Stock. We currently intend to retain future earnings for use in our business and, therefore, do not anticipate paying any cash dividends on our shares of common stock in the foreseeable future. Any future determination as to the payment of cash dividends on our common stock will be at the discretion of our Board of Directors and will depend on our earnings, operating and financial condition, capital requirements and other factors deemed relevant by our Board of Directors including the General Corporation Law of the State of Delaware, which provides that cash dividends are only payable out of retained earnings or if certain minimum rations of assets to liabilities are satisfied. The declaration of cash dividends on our common stock also may be restricted by the provisions of credit agreements that we may enter into from time to time.

MANAGEMENT
Currently, Robert DePalo is the sole director of Signal Point Holdings Corp. and he beneficially owns 41.4% of our Common Stock. Mr. DePalo and other Company officers manage the Company.
Set forth below is certain background and biographical information concerning our officers:

Name:	Age:	Position:
Robert DePalo	59	Chairmen and CEO
Aaron Dobrinsky	50	President
Chris Broderick	53	Chief Operating Officer
Steven Vella	51	Chief Financial Officer

Robert DePalo has been Chairman and CEO of the Company since its formation in October 2012 and held these positions with Signal Point Corp. since its formation in July 2012. Robert DePalo (registered as an approved person with FCA F/K/A FSA, registered with FINRA and participant of MSRB) is CEO and Chairman of Arjent LLC www.finra.org/Investors/ToolsCalculators/BrokerCheck/ Chairman of Arjent Limited www.FCA f/k/a FSA.gov.uk/register/home.do, Managing Member of The Robert DePalo Special Opportunity Fund, Managing Member of Veritas and Managing Member of Brookville, each of which is had provided financing to the Company or its subsidiaries, as well as to other investment holding companies. Mr. DePalo has over 32 years of experience in the financial markets with extensive experience in nurturing early stage companies through various stages of financing. Using his experience in capital formation and emerging growth strategies, he has lead or participated in numerous private placements and IPOs within various industries, including technology, healthcare and financial services. Mr. DePalo is based in New York.
Aaron Dobrinsky was elected President of the Company on December 12, 2012. He joined Wave2Wave as its Chief Executive Officer in September 2010. Since January 2006, Mr. Dobrinsky has served as president of Dobrinsky Management, Inc. (DMI), a management consulting and advisory firm providing strategic, operational and financial guidance to startup and mid-stage companies. Mr. Dobrinsky also served as interim-chief executive officer of KSR, an online national specialty supermarket from June 2009 through September 2010. Mr. Dobrinsky founded GoAmerica (now Purple Communications) in 1996, and from 1996 to June 2008, he served as the chairman of its board of directors. He also served as president of GoAmerica until November 2000 and chief executive officer until January 2003. Mr. Dobrinsky served as chairman of the board of directors of Purple Communications from 2003 through 2009 and rejoined the board of directors in March 2010 as a director. He also serves as a strategic advisor to the board of directors of Purple Communications. Mr. Dobrinsky was an executive member of the board of directors of RoomLinx, Inc. (OTC QB), a provider of wireless broadband solutions to hotels and conference centers, from June 2004 through November 2006, where he also served as chief executive officer from June 2004 through November 2005. Mr. Dobrinsky has also served as a board advisor and board member for several private companies and non-profit organizations. Mr. Dobrinsky received his BA in Economics and Finance from Yeshiva University and he attended New York University School of Business where he studied Marketing and Finance.
Chris Broderick was appointed Chief Operating Officer of the Company on October 17, 2012. Mr. Broderick has 30 years of experience in the telecommunications industry and is responsible for the worldwide network operations of wired and wireless topologies, for voice, data, internet products and services. He is also the operational leader for the development and build-out of SignalPoint’s continued network expansion.
Prior to joining SignalPoint Mr. Broderick served as Senior Director of Business Client Services for FairPoint Communications from 2008 to 2011. Mr. Broderick was responsible for Retail Business segment, outside sales support, billing, and SMB sales and service across Northern New England. Previously, Mr. Broderick served as Chief Operating Officer and Vice President of Operations at IntelliSpace & Wave2Wave from February 2000 to January 2008. Mr. Broderick was responsible for the design, implementation and day-to-day U.S. and U.K. operations of the company. Mr. Broderick spent the majority of his career at New York Telephone, NYNEX, and Bell Atlantic where he was highly successful in running all facets of the telephone company’s Field Operations, Central Offices, including voice/data switching, carrier, and outside plant facilities in New York City business districts. He also led sales and service “mega” call-center operations, supporting high-volume, complex business accounts. In addition to his technical background, Mr. Broderick has an extensive education, and implementation skills in quality process management, systems improvement and design. He has utilized his extensive background and success to build SignalPoint into one of the most reliable “Converged Networks” in the USA and abroad.
Steven Vella Joined the Company as Chief Financial Officer In June 2014. Mr. Vella is responsible for all financial operations for the company, and will be instrumental in the development, implementation, and measurement of financial and operational strategy.
Mr. Vella has over 25 years of experience in finance and accounting. Prior to joining the Company, Mr. Vella was The Interim CFO and Corporate Controller of TransCare Corporation. TransCare is one of the nation’s largest for-profit ambulance and paratransit companies operating throughout the East Coast. The company provides a full range of medical transportation solutions in an innovative, reliable, and cost effective manner. Prior to that Mr. Vella was the Vice President of Finance of Environmental Logistics Services (ELS), CFO of Loving Care Agency as well as serving in various finance and accounting management positions for publicly traded and privately owned companies. He began his career working in public accounting firms including the big four firm Deloitte & Touche LLP. Mr. Vella is a Certified Public Accountant.
INFORMATION CONCERNING ANDREW BRESSMAN, A FOUNDER AND
MANAGING DIRECTOR OF WAVE2WAVE AND HEAD OF THE COMPANY’S
(SIGNAL POINT HOLDINGS CORP.) BUSINESS DEVELOPMENT.
You may want to consider the history of Andrew Bressman, one of Wave2Wave’s founders, managing directors and head of business development for Signal Point Holdings Corp., before investing in our company and purchasing our shares.
Andrew Bressman, 50, was Managing Director and Head of Business Development of Wave2Wave since November 1999 and has continued in that position with the Company. Mr. Bressman is one of Wave2Wave’s original founders and has been one of its key employees since the company’s founding in November 1999 until November 2003 and from June 2005 to date. Mr. Bressman assumed the role of head of business development and was responsible for locating and developing all new strategic opportunities, including the Intellispace and RNK acquisitions. He was responsible for generating business and strategic relationships that took Wave2Wave from seven employees to an $80 million company with over 170 employees. Mr. Bressman participates with Wave2Wave’s executive team in overseeing the day-to-day operations and management of the company; locates and develops new strategic opportunities; generates business and strategic relationships; and interfaces with technology partners and vendors.
Mr. Bressman, along with his wife, Stephanie, are the members of SAB Management LLC, which acts a consultant to the Company. The Company expects to enter into a consulting agreement with SAB Management LLC, under which such entity will receive $425,000 per year. Mr. Bressman also receives $75,000 as income in his role as an employee of the Company.
You may want to consider the background history of Mr. Bressman:
Past proceedings against Mr. Bressman and others
Prior to joining Wave2Wave, Mr. Bressman spent five and a half years, from January 1990 until July 1996, working on Wall Street. From January 1990 through August 1992, Mr. Bressman was a registered representative at D.H. Blair & Co., Inc., a registered broker-dealer. In August 1992, Mr. Bressman left D.H. Blair to become a registered representative and president of A.R. Baron & Co., Inc., which was also a registered broker-dealer. In February 1993, Mr. Bressman became a registered principal at A.R. Baron and in September 1993 he began serving as its chief executive officer. Mr. Bressman’s employment with A.R. Baron ended in July 1996 when the company was placed into liquidation pursuant to the Securities Investors Protection Act.

The SEC alleged that, during his association with D.H. Blair and A.R. Baron, Mr. Bressman and others engaged in a scheme to manipulate the market for the common stock of several public companies marketed by D.H. Blair and A.R. Baron and engaged in certain abusive sales practices. In November 1999, Mr. Bressman entered into a consent decree with the SEC which resolved all SEC allegations without Mr. Bressman admitting or denying them. As part of the settlement, Mr. Bressman agreed to the entry of an injunction enjoining him from committing future violations of the U.S. securities laws, including the antifraud provisions set forth in Section 17(a) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder. Mr. Bressman also agreed to a permanent bar from associating with any securities broker or dealer. In addition, Mr. Bressman agreed to and paid monetary penalties and disgorgement of profits over a five-year period. Bear Stearns Securities Corp., A.R. Baron’s clearing house, agreed to contribute $30 million to a restitution fund for A.R. Baron’s investors and the Securities Investors Protection Company recovered sufficient money to permit it to reimburse the majority of A.R. Baron’s customers for their full out-of-pocket losses.
In December 1997, Mr. Bressman pled guilty to New York State charges of enterprise corruption and grand larceny based on some of the same conduct while employed at A.R. Baron for which he settled with the SEC. Mr. Bressman served 18 months of confinement in a New York State prison for these offenses commencing in November 2003, after which he was released to a work release program for the next 18 months; his term of parole supervision was terminated early.
On July 3, 1996, Mr. Bressman filed a voluntary Chapter 11 petition pursuant to Title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey. This case was subsequently converted to a Chapter 7 Bankruptcy case. The case was closed on or after July 24, 2004.
Signal Share Management
Signal Share is a wholly owned subsidiary of the Company. Christopher Barnes and Joseph Costanzo are the principal executive officers of Signal Share. Set forth below is certain background and biographical information concerning Messrs. Barnes and Costanzo:
Christopher Barnes, age 48, was elected EVP of Strategic Alliances & Business Development of SignalShare in December 2009. Under his leadership, SignalShare has secured premier clients including the New England Patriots, Indiana Pacers, Sands Venetian Hotel Group, Houston Rockets and many others — increasing revenue more than fivefold in 2012. Prior to joining SignalShare, Mr. Barnes was employed by Zencos Consulting LLC, where his responsibilities included the management of global customers and the U.S. roll-out of many successful European and Asian data systems.
From 2002 until 2008, Mr. Barnes was self-employed in the brick and mortar businesses of home-building and commercial development. While in those industries, he specialized in custom home building in high-density urban/suburban areas and worked on projects with multiple big box retailers.
From 1999 until 2002, Mr. Barnes was Vice President of Sales at Matrics Technology; a company engaged in the RFID reader and tag system. Matrics provided customers with unprecedented inventory and supply-chain tracking. While at Matrics, Mr. Barnes signed many prestige clients including Boeing, Blockbuster, and Dell. These accounts were the cornerstone in Matrics’ first acquisition by Symbol and ultimate acquisition by Motorola. Prior thereto, from 1996 to 2000, while employed as Vice President of Sales at CAIS Internet Inc., this company revolutionized Internet usage “away from home” / “on the go” in offering this “new” media tool to businesses in hotels, mdu’s, travel plazas, cruise ships and hotel guest / meeting rooms. As a result, Bear Sterns was able to launch a successful IPO with strategic investors, including Kohlberg Kravis Roberts (KKR), Qwest Communications, Cisco Systems, Nortel Networks and Com Corp. Mr. Barnes graduated from Morehouse College in 1990 with a B.A. degree.
Joseph Costanzo, age 46, was named Chief Technology Officer of Signal Share on November 12, 2009, when he co-founded SignalShare. In working with companies ranging from Fortune 100, the U.S. Department of Defense and other government agencies to mid-market companies, Mr. Costanzo has gathered a unique view of the business needs for Business Intelligence (“BI”) and analytics. As a result of his work on the IT and systems side of the business, he also brings a technical view to applying BI and analytics within an organization. This combined knowledge has helped him assist clients in implementing their BI strategies over the last 20 years.

SignalShare is all about taking the knowledge gained in these areas and applying that to large-scale Live Events. Live-Fi platform is a dynamic messaging engine that provides data collection and reporting. This provides insight into the mobile user at any event, helping the venue or event organizer better engage their audience.
Mr. Costanzo’s areas of expertise include: High Density Wi-Fi Deployments, Fan and Audience Engagement, IP Network Design and Architecture, Business Intelligence Systems and Architectures. Prior to joining Signal Share from May 2000, Mr. Costanzo was Chief Technology Officer and Vice President — Sales at Zencos Consulting LLC. His responsibilities at Zencos included responsibility for reseller channel sales and technology development. From 1996 until 2000, Mr. Costanzo was in consulting services at SAS Institute, in Rockville, Maryland. There he developed various business intelligence, data mining and analytical applications for Fortune 100 clients.
From December 1990 until December 1992, Mr. Costanzo was a Medical Material Specialist in the U.S. Army Medical Logistics Support in Germany. Mr. Costanzo studied Economics at the Citidel and received a Bachelor of Science in Management Information Systems from the University of North Carolina at Wilmington in 1996.
EXECUTIVE COMPENSATION
The following table sets forth certain summary information with respect to compensation paid to the Company’s executives and for services rendered to the Company in all capacities for the period ending December 31, 2013 and in Mr. DePalo’s and Mr. Bressman’s case to be paid during 2014. From inception through December 31, 2013 no other employee received, in any fiscal year, total compensation for services rendered to the Company of $120,000 or more.

Name and Position	Year	Salary		Bonus
Robert DePalo Chief Executive Officer	2014	$210,000	(1)	-0-
Aaron Dobrinsky President	2013	$250,000		$25.000
Chris Broderick Chief Operating Officer	2013	$225,000		$25,000
Andrew Bressman	2014	$75,000		$225,000	(2)

(1)
  Pursuant to the terms of a Consulting Agreement, dated as of January 9, 2014.
(2)
  Paid in 2014 to an affiliated entity of Mr. Bressman who is the Company’s Managing Director and Head of Business Development.
Compensation Discussion and Analysis
The primary objectives of the Board of Directors with respect to executive compensation will be to attract and retain the best possible executive talent, to motivate our executive officers to enhance our growth and profitability and increase stockholder value and to reward superior performance and contributions to the achievement of corporate objectives. The Company expects to enter into employment and/or consulting agreements with key management of the Company in the future.
We expect that the focus of our executive pay strategy will be to tie short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Company will develop and maintain a compensation plan that ties a substantial portion of executives’ overall compensation to the Company’s sales, operational, and regulatory performance. Because we believe that the performance of every employee is important to our success, we will be mindful of the effect our executive compensation and incentive program has on all of our employees.
Our compensation plan will be designed to attract and retain the best possible talent, and we recognize that different elements of compensation are more or less valuable depending on the individual. For this reason, we will offer a broad range of compensation elements. We intend to offer our executive team salaries that are competitive with the market, executive bonuses that are in line with our corporate goals, and dependent on measurable results, plus stock option plans designed to retain talent, promote a sense of company ownership, and tie corporate success to monetary rewards. Specifically, all management employed by the Company or one of its subsidiaries will be entitled to participate in an equity incentive plan that will provide management with up to twenty (20%) percent equity in the Company on a fully diluted basis if certain financial performance and milestones are met. The Company reserves the right to increase the size of the plan as it deems necessary, at its sole discretion.
We expect that base salaries for our executive officers will be determined based on the scope of their job responsibilities, prior experience, and uniqueness of industry skills, education, and training. Compensation paid by industry competitors for similar positions, as well as market demand will also take into account. Base salaries will be reviewed annually as part of our performance management program, whereby merit or equity adjustments may be made. Merit adjustments will be based on the level of success in which individual and corporate performance goals have been met or exceeded. Equity adjustments may be made to ensure base salaries are competitive with the market and will be determined using benchmark survey data.
Our compensation structure will be primarily comprised of base salary, annual performance bonus and stock options. In setting executive compensation, the Board of Directors will consider the aggregate compensation payable to an executive officer and the form of the compensation. The Board will seek to achieve an appropriate balance between immediate cash rewards and long-term financial incentives for the achievement of both annual and long-term financial and non-financial objectives.
OPTIONS — 2013 PLAN
On April 15, 2013, our board of directors and stockholders adopted the 2013 Employees, Directors and Consultants Equity Incentive Plan (the “2013 Plan”). The purpose of the 2013 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of these persons in our development and financial success. Under the 2013 Plan, we are authorized to issue up to 5,000,000 shares of Common Stock, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long term incentive awards. The 2013 Plan will be administered by our board of directors until authority has been delegated to a committee of the Board of Directors.
The 2014 Stock Appreciation Right Agreement
On August 12, 2014, the Board of Directors authorized the Company to enter into a Stock Appreciation Right agreement (the “Agreement”) by and between the Company and two current officers and a consultant for the Company (the “Recipients”). The Agreement granted stock appreciation rights (“SARs”) as an inducement for the Recipients to promote the best interests of the Company and its stockholders. The spread between the then fair market value of the Company’s common stock, par value $0.001 per share (“Common Stock”) and the then fair market value of the stock on the date of exercise shall be payable to the Recipients, less applicable tax withholdings.
The SARs will be granted upon the consummation by the Company of any transaction or series of transactions (the “Transaction”) that results in (i) shares of the Common Stock being registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “34 Act”); or (ii) shares of Common Stock being exchanged for equity interests of an entity that is listed or authorized for trading on a national securities exchange, or the OTC Electronic Bulletin Board, or is an entity with a class of securities registered under Section 12 of the 34 Act. To the extent that there are changes in the number or kind of Common Stock outstanding as a result of a business transaction (e.g., merger, reorganization or any extraordinary or unusual event), the number of SARs granted to the Recipients will be appropriately adjusted to reflect any increase or decrease in the number of shares related to that business transaction. The SARs are subject to graded vesting provisions and may only be exercised when the Recipients SARs have vested. The SARs will vest 50 on January 10, 2015 and 50 on January 10, 2016 and the SARs may only be exercised in the year in which they vest. Vested SARs that remain unexercised at the end of a vesting year will expire at that time. Any unvested SARs will be immediately forfeited and canceled in the event that a Recipient’s employment or other service with the Company is terminated for any reason.
Set forth below is information with regard to the individuals, number of shares and exercise price of the SARs:
•
  Aaron Dobrinsky, President or an entity of his choosing, SARs were authorized for 3,500,000 shares of Common Stock for $.50, provided Mr. Dobrinsky remains employed by the Company.
•
  Christopher Broderick, Chief Operating Officer, or an entity of his choosing SARs were authorized for 3,500,000 shares of Common Stock for $.50, provided Mr. Broderick remains employed by the Company.
•
  SAB Management LLC, an entity owned by Andrew Bressman, Managing Director and his wife SARs were authorized for 8,500,000 shares of Common Stock for $.10, provided Mr. Bressman remains employed by the company.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of material transactions engaged in by Robert DePalo and affiliated entities, either with the Company or its predecessors. Mr. DePalo is our CEO, sole director and principal stockholder.
Signal Point Holdings Private Placement September 2012:
In connection with the Private Placement Offering (the “September Offering”) that was conducted by the Company in September of 2012, Arjent Limited acted as placement agent for the Company and Robert DePalo sold 7,208,335 shares of his common stock for gross proceeds of $8,645,694 paid to the Company and its affiliates (none of which was paid to Robert DePalo) in accordance with the terms of the September Offering. Robert DePalo is Chairman of Arjent Limited, a United Kingdom broker-dealer whose principals and other accredited persons also include Gregg Lerman, Josh Gladtke, Gary Schonwald, and Robert DePalo, Jr. Arjent Limited may have received commissions in connection with the sale of the September Offering.
Robert DePalo has effectuated the following transactions:
•
  settlement and assignment of certain claims and existing debts in the amount of approximately $38,700,000 held by George Mennen and the Wilmington Trust and George Jeff Mennen as Co-Trustees U/A/D November 25, 1970, as Amended for the Benefit of John Henry Mennen (“Mennen Trust”), Mr. DePalo transferred 10,000,000 shares of Company Common Stock from his personal holdings to the Mennen Trust;
•
  In connection with the January 2013 Private Placement, Robert DePalo sold 7,026,636 shares of Common Stock for the benefit of the Company and its shareholders for net proceeds of $7,184,953 paid to the Company and its affiliates (including $70,000 paid to Robert DePalo) in accordance with the terms of the January 2013 Offering.
•
  In connection with the January 2014 Private Placement, Robert DePalo purchased 694,444 shares of the Company’s common stock from Argent Limited (UK) at $1.80 per share and sold 1,611,111 shares of Common Stock at $1.80 per share. Robert DePalo sold 4,333,333 shares for the benefit of the Company and its shareholders for net proceeds of $5,583,500 paid to the Company and its affiliates in accordance with the terms of the January 2014 Offering.
•
  The Robert DePalo Special Opportunity Fund LLC, the Debtor in Possession lender to Wave2Wave, converted all of the outstanding debt (described below) into 2,544,268 shares of Common Stock of the Company at a $120,000,000 valuation under the terms of the loan agreement, effective upon the execution of the Merger Agreement for the Roomlinx Transaction.
•
  On June 10, 2014, Mr. DePalo commenced a private placement of $2,500,000 of shares of Common Stock for $1.80 per share owned by Mr. DePalo for the benefit of the Company and its shareholders. The gross proceeds of the offering shall be used as follows: $1,000,000 allocated to payment to Arjent Limited (U.K.), an entity, in consideration of its international marketing efforts conducted by the company, including, but not limited to, introduction made to Bet 365 and other gaming sites; offering expenses consisting of 10% sales commissions, and offering expenses of approximately $60,000 (legal, printing and miscellaneous filing fees); and the balance of the proceeds of approximately $1,250,000 will be available for general and administrative expenses, including working capital of the Company.
Brookville Special Purpose Fund, LLC
On March 24, 2011, Wave2Wave entered into a senior secured loan and security agreement with Brookville Special Purpose Fund, LLC (“Brookville”) in the amount of $11.2 million (the “Brookville Loan”). Robert DePalo is the Managing Member of Brookville and acted as the agent for Brookville. The Brookville Loan has a maturity date of November 15, 2015 and had an annual interest rate of 14%. A portion of the Brookville Loan was converted into equity as of March 31, 2004 at an exchange rate of $1.50 per share. The Brookville Loan was secured by a senior security interest (subordinated to the DIP Lender defined below) in and lien against substantially all assets of the Wave2Wave and each of its wholly-owned subsidiaries: (i) RNK, Inc. (“RNK”); (ii) RNK VA, LLC; (iii) Wave2Wave VOIP Communications, LLC; (iv) Wave2Wave Data Communications, LLC; and (v) Wave2Wave Communications Midwest Region, LLC (collectively, the “Subsidiaries”). The Subsidiaries were co-guarantors of the Brookville Loan and pledged their assets as collateral for the Brookville Loan. In addition, Wave2Wave and RNK executed a Patent Security Agreement and Trademark Security Agreement in favor of Brookville, further collateralizing the Brookville Loan with all of the Wave2Wave’s right, title and interest in and to their patents, applications, registrations and recordings, as well as Wave2Wave’s right, title and interest in and to any trademarks, trade names, tradestyles and service marks.
Veritas High Yield Fund LLC
From August 25, 2011 through November 30, 2011, RNK and Wave2Wave entered into a subordinated senior secured loan and security agreement, whereby RNK and Wave2Wave obtained through a series of transactions from Veritas High Yield Fund LLC (“Veritas”) a $4,750,000 loan (the “Veritas Loan”). Robert DePalo is Managing Member of Veritas. A portion of the Veritas Loan has a maturity date of March 5, 2016 and had an annual interest rate of 14%. The Veritas Loan was converted into equity as of March 31, 2014, at an exchange rate of $1.50 per share. The Veritas Loan was secured by a senior subordinated security interest in and lien against substantially all assets of the Wave2Wave and its subsidiaries, subordinated only to the Dip Lender. the Subsidiaries were co-guarantors of the Veritas Loan and have pledged their assets as collateral for the Veritas Loan. In addition, Wave2Wave and RNK executed a Patent Security Agreement and Trademark Security Agreement in favor of Veritas, further collateralizing the Veritas Loan with all of Wave2Wave’s rights, title and interest in and to their patents, applications, registrations and recording, as well as Wave2Wave’s right, title and interest in and to any trademarks, trade names, tradestyles and service marks.
Robert DePalo Special Opportunity Fund, LLC
On March 19, 2012, the Robert DePalo Special Opportunity Fund, LLC (the “DIP Lender”) entered into a financing agreement to provide Wave2Wave debtor in possession financing in the amount of $3,600,000 for Wave2Wave pursuant to approval from the U.S. Bankruptcy Court in New Jersey (the “Bankruptcy Court”), provided additional funding to Wave2Wave totaling $3,500,000 (the “DIP Financing”). Robert DePalo is Managing Member of the DIP Lender. The DIP Financing had a maturity date of September 13, 2012. The DIP Financing was extended until the merger agreement with Roomlinx was signed in March 2014 and the loan was converted into equity at an exchange rate of $1.50 per share. The DIP Financing was secured by a superpriority security interest and lien on all of the assets of Wave2Wave and RNK, as approved by the Bankruptcy Court. The DIP Financing provided that debt payments would continue to be made to Brookville and Veritas in accordance with the terms of the Veritas Loan and the Brookville Loan.
Allied International Fund (“Allied”)
Allied is the holder of Series A Preferred Stock of the Company that it received as a result of rendering certain consulting services. Each share of Series A Preferred is convertible, at the option of the holder and at any time, into one share of common stock of the Company, subject to adjustments for stock splits, recapitalizations and stock dividends and subject to further adjustments made as a result of anti-dilution provisions. The Series A Preferred Stock also provides for a liquidation preference and one percent (1%) of the gross revenues of the Company. Allied is wholly owned by Mr. DePalo’s wife. Mr. DePalo disclaims any beneficial ownership in Allied. See “Description of Securities”.
Series B Preferred Stock
In consideration of his capitalization of the Company, the Company issued to Mr. DePalo Series B Preferred Stock, as described below. As the sole holder of the Company’s Series B Preferred Stock, Mr. DePalo has the right to authorize and approve or prohibit a wide variety of corporate activities and transactions. See “Description of Securities” and “Risk Factors — Risks Related to Capital Structure.”
DePalo Consulting Agreement
On January 9, 2014, the Company entered into a Consulting Agreement with Robert DePalo. The agreement is for a seven (7) year term (the “Term”) commencing on March 1, 2014 and ending on February 28, 2021, subject to earlier termination. Mr. DePalo will render consulting services related to strategic planning, product development and general business and financial matters. He shall not be required to devote more than 100 hours per year under the agreement. Mr. DePalo will be paid $210,000 per year during the Term of the Agreement. Mr. DePalo can terminate the contract on 30 days’ prior written notice if he voluntarily terminates his consulting or if terminated for Cause (as defined). Upon termination, Mr. DePalo shall only be entitled to earned, but unpaid, consulting fees. Mr. DePalo agreed to a one-year non-solicitation provision from the date of termination of employment.
PRINCIPAL STOCKHOLDERS
The following table indicates beneficial ownership of our Common Stock as of the date of this Report:
•
  By each person or entity known by us to beneficially own more than 5% of the outstanding shares of our common stock;
•
  By each of our executive officers and directors; and
•
  By all of our executive officers and directors as a group.
Unless otherwise indicated, the address of each beneficial owner listed below is c/o Signal Point Holdings Corp., 570 Lexington Avenue, New York, New York 10022. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options (or other convertible securities) exercisable within 60 days after the date of this Report, are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.

Name and Address of Beneficial Owner	Number of Shares		Percentage of Beneficially Owned Shares
Robert DePalo	47,307,865	(2)(3)	41.4%
Mennen Trust	10,000,000		8.8%
All Directors and Executive Officers as a Group (4 person)	47,307,865		41.4%

(1)
  Based on 114,282,138 shares issued and outstanding as of the date of this Report.
(2)
  Mr. DePalo may grant, option, transfer or otherwise issue shares from his holdings to Arjent (LLC and UK) employees including, but not limited to, Gary Schonwald, Gregg Lerman, Robert DePalo Jr., Todd Rosenzweig, Joshua Gladtke, Patrick Haggerty and Francis Aylward.
(3)
  Does not include ten (10) shares of non-redeemable Series B Preferred Stock held by Mr. DePalo. See “Description of Securities” below.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Overview
The following discussion and analysis should be read in conjunction with our consolidated financial statements and related notes appearing elsewhere in this report. In addition to historical information, this discussion and analysis contains forward-looking statements that involve risks, uncertainties, and assumptions. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth under “Risk Factors”.
The Company has prepared this analysis to compare the year ended December 31, 2013 to the year ended December 31, 2012. The 2012 calendar year has been split into two periods — the period from January 1, 2012 through September 28, 2012 and the period from September 29, 2012 through December 31, 2012. For comparative purposes, the period from January 1, 2012 through September 28, 2012 and the period from September 29, 2012 through December 31, 2012 have been combined and no adjustments have been made to the results of operations for that combined period.
The following table combines the balances for the two periods in 2012.

Description	Period from September 29, 2012 Through December 31, 2012	Period from January 1, 2012 Through September 28, 2012	Combined
Revenues	$3,456,468	$11,471,856	$14,928,324
Cost of sales	2,096,528	7,155,032	9,251,560
Gross margin	1,359,940	4,316,824	5,676,764
Selling, general and Administrative expense	1,932,850	11,393,025	13,325,875
Impairment of goodwill	24,190,857	—	24,190,857
Operating loss	(24,763,767)	(7,076,201)	(31,839,968)
Other (expense) income
Interest expense, net	(1,526,515)	(2,950,764)	(4,477,279)
Other (expense) income, net	(375,468)	11,493,809	11,118,341
(Loss) income from continuing operations before income taxes	(26,665,750)	1,466,844	(25,198,906)
Income tax expense (benefit)	—	—	—
(Loss) income from continuing operations	(26,665,750)	1,466,844	(25,198,906)
(Loss) income from discontinued operations, net of tax	(2,476,932)	207,274	(2,269,658)
Net (loss) income	(29,142,682)	1,674,118	(27,468,564)
Less: Dividends on preferred Stock	150,000	—	150,000
Net (loss) income attributable To common shareholders	$(29,292,682)	$1,674,118	$(27,618,564)

During the period from January 1, 2012 through September 28, 2012, the consolidated financial statements were for Wave2Wave Communications, Inc. (“Wave2Wave”) (together with its subsidiaries, collectively referred to as the “Predecessor Company” in these consolidated financial statements). On February 17, 2012, the Predecessor Company filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code and remained in bankruptcy through September 28, 2012, at which time Signal Point Corp., a newly formed corporation, with new equity shareholders, purchased certain assets and assumed certain liabilities from the bankruptcy estate of the Predecessor Company in what is known as a “Section 363 Sale.” The Predecessor Company was a debtor-in-possession during its bankruptcy and substantially all significant corporate actions were subject to the prior approval of the Bankruptcy Court before the

Predecessor Company could effect those corporate actions. In addition, during the bankruptcy period, the Predecessor Company significantly scaled back its operations in an attempt to conserve as much cash as possible and postponed certain expenditures that otherwise would have been made to maximize revenues.
Signal Point Corp. was formed in July 2012 (originally named SignalShare Corp., with a name change to Intellispace and finally a name change to Signal Point Corp.), for the purpose of acquiring certain assets and assuming certain liabilities from the then bankruptcy estate of Wave2Wave and subsidiaries. Signal Point Corp.’s acquisition of certain assets and the assumption of certain liabilities of Wave2Wave were accomplished on September 28, 2012. See Note 3 of Notes to Consolidated Financial Statements.
Subsequently, on October 3, 2012, Signal Point Holdings Corp. (“Holdings”) was formed under the laws of the State of Delaware to be a holding company for the operating assets held by Signal Point Corp. Coincident with the formation of Holdings, it created a new, wholly-owned subsidiary, Signal Point Telecommunications Corp. Pursuant to an exchange agreement, all of the beneficial owners of Signal Point Corp exchanged their ownership interests in Signal Point Corp. for identical interests in Holdings. Simultaneously, certain assets acquired and liabilities assumed by Signal Point Corp. related to the former operations of Wave2Wave were transferred from Signal Point Corp. to Signal Point Telecommunications Corp. The remaining acquired assets and assumed liabilities of Signal Point Corp. related to Wave2Wave’s wholly-owned subsidiary, RNK, Inc. (“RNK”) remained in Signal Point Corp. Signal Point Corp. became a wholly owned subsidiary of Holdings. Collectively, all of the prior corporations will be referred to as Holdings.
Holdings is comprised of its wholly owned subsidiaries Signal Point Telecommunications Corp. (“Signal Point”), Signal Point Corp. (“Signal Point Corp.”) and SignalShare LLC (“SignalShare”) (collectively, the “Company” or “We” or “Our”).
Signal Point provides high speed wired and wireless broadband services to customers located throughout the United States.
Signal Point Corp. operated in the communications services industry providing voice, data, and Internet services through residential and commercial telephone service. VoIP enabled services, prepaid and post-paid calling cards, conference calling, and wholesale carrier terminations. Signal Point Corp. was closed down on June 30, 2013. See Note 6 of Notes to Consolidated Financial Statements. It was a registered and certified competitive local exchange carrier (“CLEC”) providing local exchange services primarily in the New England region, and was also a licensed and registered interexchange carrier (“IXC”) or “long distance” carrier, providing domestic and international long distance services. Signal Point Corp. marketed its services to customers either directly or through reseller channels.
In January 2013, Holdings acquired SignalShare LLC (“SignalShare”), a Delaware limited liability company and diversified its products and services. SignalShare provides turnkey services including all technology, infrastructure expertise and data aggregation necessary to construct and monetize both temporary and permanent broadband wireless networks at large event forums, such as stadiums and concert venues.
The assets purchased and the liabilities assumed by Holdings in the Section 363 Sale were not all of the assets and liabilities of the Predecessor Company. As a result, combining the operating results of the Predecessor Company and Holdings for the entire year 2012 may not accurately depict normal operations as if Holdings had owned the Predecessor Company throughout 2012. In addition, certain fair value adjustments were made to the assets acquired and liabilities assumed in the Section 363 Sale as a result of the application of fresh-start reporting which results in a lack of comparability with the Predecessor Company financial statements for the period from January 1, 2012 through September 28, 2012.
On June 30, 2013, Holdings shut down the operations of Signal Point Corp. (the subsidiary that held the assets acquired and liabilities assumed from the Predecessor Company’s wholly-owned subsidiary RNK, Inc.). Once the decision was made to shut down Signal Point Corp., those operations were required to be accounted for as discontinued operations in the accompanying consolidated financial statements and shown as one-line items in the consolidated financial statements. In accordance with the relevant accounting standard guidance, the presentation of Signal Point Corp. as discontinued operations in the December 31, 2013 consolidated financial statements requires that presentation be used in the financial statements for all periods presented.

The Company believes that the combined 2012 results for the Predecessor Company and Holdings are not comparable with the results of operations for Holdings for the year ended December 31, 2013. In addition, Holdings acquired a 100% ownership interest in Signal Share LLC on January 14, 2013, which expanded Holdings business into the commercial Wi-Fi and broadband space. As a result, care should be exercised in comparing the 2013 results to the 2012 results because of —
•
  The sustained period of operations in 2012 in which the Predecessor Company was operating under Chapter 11 bankruptcy protection,
•
  The fact that only certain of the assets were purchased and certain liabilities were assumed as part of the Section 363 Sale that created Holdings,
•
  The presentation of Signal Point Corp. as a discontinued operations in all periods presented,
•
  The combination of the results of operations for the Successor and Predecessor Companies during 2012 without adjustment and
•
  The acquisition of Signal Share LLC on January 14, 2013.
Critical Accounting Policies
Management’s Discussion and Analysis of Financial Condition and Results of Operations discusses our financial statements, which have been prepared in accordance with accounting policies generally accepted in the United States. The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and the related disclosures of contingent assets and liabilities. On an on-going basis, management evaluates its estimates and judgments, including those related to revenue recognition, the allowance for doubtful accounts and property, plant and equipment valuation. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions and conditions.
Management believes the following critical accounting policies, among others, affect its more significant judgments and estimates used in the preparation of the Company’s consolidated financial statements.
Accounts Receivable and Allowance for Doubtful Accounts
The Company extends credit to certain customers in the normal course of business, based upon credit evaluations, primarily with 30 – 60 day terms. The Company’s reserve requirements are based on the best facts available to the Company and are reevaluated and adjusted as additional information is received. The Company’s reserves are also based on amounts determined by using percentages applied to certain aged receivable categories. These percentages are determined by a variety of factors including, but not limited to, current economic trends, historical payment and bad debt write-off experience. Accounts are written off when they are deemed uncollectible.
In connection with the conclusion of the Wave2Wave Group bankruptcy and the purchase of the assets and liabilities from the bankruptcy estate by Holdings, the accounts receivable balances at Signal Point Corp. (RNK) were significantly impaired and written down to their estimated effective collectability. During the bankruptcy period, a significant number of customers moved their business away from Signal Point Corp. and did not pay balances then owing to Signal Point Corp. These accounts receivable amounts remained in the Wave2Wave Group bankruptcy estate and were expected to provide a portion of the funds to repay creditors whose accounts payable remained in the bankruptcy estate.
The Company evaluated its accounts receivable as of December 31, 2013 and 2012 and did not record an allowance for doubtful accounts because of the assurance of collectability of those receivables at the respective periods.

Revenue Recognition
The Company, through its wholly owned subsidiary Signal Point Corp., was a Competitive Local Exchange Carrier (“CLEC”), and a broadband Internet Service Provider (“ISP”). As such, the Company derived revenue from sales of its network, carrier, subscriber services, and prepaid calling card fees. Signal Point derived the majority of its revenue from monthly recurring fees and usage-based fees that are generated principally by sales of its network, carrier and subscription services. In addition, with the acquisition of Signal Share, the Company derives revenues from the construction of both temporary and permanent broadband installation services at large event forums.
Monthly recurring fees include the fees paid by Signal Point’s network and carrier services customers for lines in service and additional features on those lines. Signal Point primarily bills monthly recurring fees in advance, and recognizes the fees in the period in which the service is provided.
Usage-based fees consist of fees paid by Signal Point’s network and carrier services customers for each call made, and fees paid by outside carriers when Signal Point’s switching facilities provide a connection between the carrier and the end user and access fees paid by carriers for long distance calls Signal Point originates or terminates for those carriers. These fees are billed in arrears and recognized in the period in which the service is provided.
Subscriber fees include monthly recurring fees paid by Signal Point’s end-user subscribers for lines in service, additional features on those lines, and usage-based per-call and per-minute fees. Subscriber fees also consist of provision of access to data, wireless, and VoIP services. These fees are billed in advance for monthly recurring items and in arrears for usage-based items, and revenues are recognized in the period in which service is provided.
Prepaid calling card fees are billed in advance based on the retail face value of the calling card, net of wholesale discounts, if applicable. The revenue from the sale of the prepaid calling card is deferred on the balance sheet and recognized as the card is used and service is provided to the end user.
Termination revenue is recognized when a customer discontinues service prior to the end of the contract period, for which the Company had previously received consideration. Termination revenue is also recognized when customers are required to make termination penalty payments to the Company to settle contractually committed purchase amounts that the customer no longer expects to meet or when a customer and the Company renegotiate a contract under which the Company is no longer obligated to provide services for consideration previously received.
Signal Share product sales are only recognized as revenue at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery or service is completed, no other significant obligations of the Company exist and collectability is reasonably assured.
Signal Point and Signal Share also recognize revenue on the basis of the milestone method for revenue recognition for services delivered related to the installation of temporary or permanent wireless Internet solutions as per the contract arrangement and when the performance and acceptance criteria have been met and agreed to by the customer.
Revenue arises from setting up a Wi-Fi network for an event, an equipment sales contract, an equipment rental contract, consulting services and support and maintenance contracts.
Deferred Revenue and Customer Prepayments
Signal Point bills customers in advance for certain of its telecommunications services. If the customer makes payment before the service is rendered to the customer, Signal Point records the payment in a liability account entitled customer prepayments and recognizes the revenue related to the communications services when the customer receives and utilizes that service, at which time the earnings process is complete.
SignalShare, from time to time, enters into leasing transactions to finance certain customer projects. In these leasing transactions, SignalShare receives payment from the third-party leasing company and uses the cash received to fund the project. All revenues related to these types of projects are deferred until the project is complete and the customer has approved the installation. At that time, SignalShare recognizes the revenue previously deferred as it has no further obligation to the customer and the earnings process is complete. For the year ended December 31, 2013, SignalShare recorded $558,458 in deferred revenue and $229,714 in prepaid expenses for uncompleted customer projects.
RESULTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013 COMPARED TO YEAR ENDED DECEMBER 31, 2012
During the year ended December 31, 2013, the Company realized a loss on discontinued operations related to the determination to exit the wholesale telecom business of Signal Point Corp., a wholly-owned subsidiary as of June 30, 2013. The Company decided to exit this business based on an analysis that it performed in which it determined that the continuing decline of revenues associated with the division were generating unsustainable losses that the Company would not be able to recoup. Accordingly the Company determined to exit the wholesale telecom business. As a result of the decision to shut down Signal Point Corp., in June 2013, the consolidated financial statements have been presented in accordance with the accounting requirements for reporting discontinued operations and the presentation of Signal Point Corp. in the Consolidated Statements of Operations for the period from January 1, 2012 through September 28, 2012 and the period from September 29, 2012 through December 31, 2012 has been reclassified to be consistent with the presentation for the year ended December 31, 2013. As a result, we will discuss the operations of Signal Point Corp., separately below under losses from discontinued operations. The remainder of this Management’s Discussion and Analysis will address Signal Point Telecommunications, Corp. (“Signal Point”) and the results of operations for Holdings’ acquisition of SignalShare, LLC (“SignalShare”) from the acquisition date of January 14, 2013 through December 31, 2013.
Revenues
Our revenues for the years ended December 31, 2013 and 2012 were $14,666,968 and $14,928,324 respectively, a decrease of $261,356, or approximately 2%, reflecting a decrease in Broadband revenue of approximately $2,515,285 and an increase in Wi-Fi revenue of approximately $2,254,000. The decrease in Broadband revenue was primarily realized when some of our large Chicago based customers moved to low latency networks. The increase in Wi-Fi broadband revenue was primarily realized by the addition of four contracts that were installed in 2013.
Wi-Fi
The Wi-Fi product line includes our installations in professional sports stadiums, arenas, convention centers and concert / festival venues. Revenue for this product line for the year ended December 31, 2013 (from the acquisition date of Signal Share on January 14, 2013) was $2,254,000. As of December 31, 2013, the Company had approximately 50 customers on our network. Annual attendance at venues where SignalShare has installed Wi-Fi networks exceeded 26 million patrons.
Broadband and VoIP
The Broadband and VoIP product line includes our installations primarily in the New York Tri-state area of wired and wireless broadband, with a variety of VoIP telephone service offerings. Revenue for these product lines for the years ended December 31, 2013 and 2012 was approximately $12,494,000 and approximately $15,213,000, respectively, a decrease of $2,719,000 or 17.9%. This decrease includes approximately $476,000 of revenue from cancelations, partially due to the bankruptcy filing of the Predecessor Company. As of December 31, 2013 and 2012, the Company had approximately 960 customers.
Cost of Sales
Cost of sales, excluding depreciation and amortization expenses, which is included in selling, general and administrative expense, were $9,968,364 and $9,251,560 respectively, an increase of $716,804 or 7.7%, for the years ended December 31, 2013 and 2012. The net increase in direct costs was primarily a result of a

15.2% decrease in Signal Point costs of equipment, installations and backhaul, transportation costs and direct payroll costs of approximately $1,537,000 substantially consistent with the decrease in revenue and an increase in cost of sales of approximately $1,677,000 related to the acquisition of SignalShare.
Selling, General and Administrative Expense
Total selling, general and administrative expense for the years ended December 31, 2013 and 2012 were approximately $10,587,000 and $13,326,000, respectively, for a net decrease of approximately $2,739,000. In addition, at December 31, 2012, a determination was made that the goodwill recorded in connection with the acquisition of certain assets and the assumption of certain liabilities in the Section 363 Sale was impaired and was written off at that time.
The decrease in operating costs is primarily due to a cost reduction and containment program generating a savings of approximately $4,311,000, that resulted from a decrease in personnel, reducing payroll and related costs by approximately $1,489,000 and various operating costs with a net decrease approximating $2,822,000 (including a reduction that resulted from approximately $1,500,000 in one-time, non-recurring professional fees related to the Predecessor Company bankruptcy filing recorded in 2012 and additional decreases in cost including approximately $300,000 in bad debt expense, offset by an approximately $50,000 increase in depreciation expense), offset by costs incurred in the normal operations of Signal Share after its January 14, 2013 acquisition of approximately $522,000 in compensation costs and approximately $1,050,000 in other selling, general and administrative expense. In general, other general, selling and administrative expenses were lower in 2013 compared to 2012 as a result of the cost containment program.
Operating Loss
Our operating loss decreased to $5,888,551 for the year ended December 31, 2013 compared to $31,839,968 (including the impairment charge for goodwill of $24,190,857 for the year ended December 31, 2012), a decrease of $25,951,417, or approximately 82%. This decrease is primarily attributable to a net decrease in revenues less direct costs and the cost savings achieved through the Company’s 2013 cost reduction and containment program, as described above. For the years ended December 31, 2013 and 2012, continuing operational expenses (operating, product development, and selling, general and administrative costs) decreased approximately 9% from approximately $22,577,000 in 2012 compared to approximately $20,556,000 in 2013 (which period includes the operations of Signal Share from the acquisition date of January 14, 2013 through December 31, 2013).
Non-Operating
Interest expense declined from approximately $4,477,000 in 2012 to approximately $1,689,000 in 2013. This was primarily attributable to the conversion into equity of $7,388,603 of Brookville Special Purpose Fund and Veritas High Yield Fund related-parties notes payable at December 31, 2012, which reduced interest expense in 2013 by approximately $1,034,000. In addition, in 2013, the Company recorded approximately $223,000 of deferred debt discount and deferred financing costs, compared to recording approximately $1,763,000 of deferred debt discount and deferred financing costs during 2012, which amounts included approximately $633,000 of accelerated amortization of the deferred debt discount and deferred financing costs related to the conversion of the notes payable to equity at December 31, 2012.
For the years ended December 31, 2013 and 2012, the Company’s non-operating income was approximately $207,000 and $11,118,000, respectively. The entire decrease in 2013 from the 2012 level resulted substantially from the write-off of payables and equity that were left in the Predecessor Company bankruptcy estate as a result of converting the Chapter 11 restructuring to a Chapter 7 liquidation after the consummation of the Section 363 Sale.
Discontinued Operations
Discontinued operations are the result of the termination of our wholesale telecom business unit in June 2013, resulting in a loss on discontinued operations of $3,122,701 for the year ended December 31, 2013, as compared to a loss on discontinued operations of $2,269,658 for the year ended December 31, 2012.

Net Loss
For the years ended December 31, 2013 and 2012, the Company experienced net losses of $10,493,157 and $27,468,564, respectively, a net decrease of $16,975,407. The most significant cost was the impairment charge taken at December 31, 2012 to write-off the goodwill that arose from the purchase of certain assets and the assumptions of certain liabilities of the Predecessor Company in the Section 363 Sale. In addition, in 2013, there were additional costs incurred in relation to integrating the operations of Signal Point and SignalShare, due diligence costs related to the merger with RoomLinx, additional professional fees for the multiple year audit of Holdings and the costs incurred to shut down operations at Signal Point Corp.
Discontinued Operations —
The losses in discontinued operations, which represents our CLEC business and was primarily realized when the Company exited that business at the end of the second quarter of 2013, although the reduction in revenue began during the Predecessor Company’s bankruptcy period when customers were porting business to other carriers and the Predecessor Company decided to shut down its marginally profitable international terminations business. The wholesale telecom product line included our CLEC business that was discontinued in June 2013. Revenue from discontinued operations for the years ended December 31, 2013 and 2012 was approximately $2,765,000 and $15,668,000 respectively, a decrease of approximately $12,903,000 or 82%. The loss from discontinued operations increased in 2013 to $3,122,701 from a loss of $2,269,658 primarily from costs incurred to shutdown down operations at Signal Point Corp., including payments to terminate building and equipment leases.
During the year ended December 31, 2012, the Company recognized a loss on the impairment of fixed assets of approximately $1,182,000 related to the discontinued operations of Signal Point Corp.
Related Party Transactions
Notes Payable — Related Parties
The February 17, 2012 bankruptcy filing by the Predecessor Company had a significant effect on Notes Payable. All of the current notes payable originated as loans to Wave2Wave Group prior to the bankruptcy filing (the Brookville Special Purpose Fund, LLC and the Veritas High Yield Fund, LLC) or during the bankruptcy filing (the Robert DePalo Special Opportunity Fund, LLC) and all were assumed in connection with the Section 363 Sale as described in Note 3, to the Consolidated Financial Statements. All of the notes payable were provided prior to the time that the current majority shareholder acquired control of the Company.
A summary of the outstanding balance of the various notes payable is as follows —

	Balance at
	December 31, 2013	December 31, 2012
Brookville Special Purpose Fund, net of $0 and $93,843 unamortized debt discount at December 31, 2013 and 2012, respectively	$5,477,950	$5,373,767
Veritas High Yield Fund, net of $160,966 and $245,615 unamortized debt discount at December 31, 2013 and 2012, respectively	1,611,623	1,564,523
Robert DePalo Special Opportunity Fund	3,053,121	3,500,000
Total notes payable – related parties	10,142,694	10,438,290
Less: current portion of notes payable – related parties	(7,364,110)	(10,438,290)
Long-term portion of notes payable – related parties	$2,778,584	$—

The maturity dates of two of the notes payable were both extended. On March 31, 2014, the Brookville Special Purpose Fund maturity date was extended to January 1, 2016 and the Veritas High Yield Fund maturity date was extended to March 1, 2016. The notes provide payment schedule that will fully amortize the existing balances of the notes payable by the maturity dates of the notes. In accordance with the debt exchanges described below, the amortization schedules attached to the Notes were updated to reflect the reduced principal balance. The interest rates for these two notes payable remain at the originally negotiated 14% interest rate per annum.

In late 2012, holders of the Brookville Special Purpose Fund and Veritas High Yield Fund notes payable were solicited about converting a portion, or all, of their holdings in these notes payable into Holdings common stock based upon a $1.20 per common share value. Effective December 31, 2012, $4,674,505 of the Brookville Special Purpose Fund note payable and $2,714,097 of the Veritas High Yield Fund note payable were converted to Holdings’ equity.
Accrued interest related to the Brookville Special Purpose Fund, the Veritas High Yield Fund and The Robert DePalo Special Opportunity Fund was capitalized as part of the balance of these notes payable at December 31, 2013 and will be included in the repayment obligations of the Brookville Special Purpose Fund and the Veritas High Yield Fund scheduled to begin on May 1, 2014. The capitalized interest on The Robert DePalo Special Opportunity Fund was included in the conversion of that note payable into Holdings’ common equity upon the signing of the RoomLinx merger agreement on March 14, 2014, as described in Note 22 to the Consolidated Financial Statements.
On March 14, 2014, in connection with signing the merger agreement with RoomLinx (see Note 22), the $3,053,121 balance of The Robert DePalo Special Opportunity Fund was automatically converted to equity in Holdings pursuant to the $1.20 per common share conversion rate provided in the original subscription documents of The Robert DePalo Special Opportunity Fund.
In addition, on March 31, 2014, there were additional conversions of Brookville Special Purpose Fund and Veritas High Yield Fund notes payable to equity, both conversions using a value of $1.50 per common share. There were conversions of $3,098,416 of the principal amount of Brookville Special Purpose Fund notes payable into 2,065,607 shares of Holdings common stock. There were conversions of $774,073 of the principal amount of Veritas High Yield Fund notes payable into 516,050 shares of Holdings common stock.
For the year ended December 31, 2013, the period from September 29, 2012 through December 31, 2012 and the period from January 1, 2012 through September 28, 2012, the Company amortized $175,917, $699,886 and $727,413 of debt discount and $47,241, $223,677 and $114,419 of deferred financing costs, respectively. The amortization amounts for the period from September 29, 2012 through December 31, 2012, reflect the acceleration of both debt discount and deferred financing costs related to the conversion of the notes payable — related parties into equity at December 31, 2012.
Related Party Transactions — Stockholders
The Chief Executive Officer of the Company, Robert Depalo is the majority shareholder of the Company. He also manages the Brookville Special Purpose Fund, the Veritas High Yield Fund and the Robert DePalo Special Opportunities Fund.
The Robert DePalo Special Opportunities Fund was approved by the Bankruptcy Court to provide Debtor-in-Possession financing to the Predecessor Company. In connection with providing this Debtor-in-Possession financing, the Predecessor Company also entered into a consulting agreement with Mr. DePalo that resulted in the payment of $350,000 that was expensed in the accounts of the Predecessor Company during the period from January 1, 2012 through September 28, 2012.
The Series A preferred stock is owned by a company whose president is related to the majority shareholder. Holdings recognized Series A Preferred Stock dividends in the amount of $600,000 and $150,000 for the year ended December 31, 2013 and for the period from September 29, 2012 through December 31, 2012, respectively. Preferred stock dividends payable amounted to $50,000 and $0 as of December 31, 2013 and 2012, respectively, which has been included in accrued expenses and was paid in 2014.
During the period from January 1, 2012 through September 28, 2012, the Predecessor Company had incurred and paid $600,000 to an investment and advisory firm for investment banking services. Holdings’ Chief Executive Officer and majority owner, Robert DePalo, is the Chairman and a director of that investment and advisory firm.

LIQUIDITY AND CAPITAL RESOURCES
The Company had a cash balance of $152,520 at December 31, 2013, had incurred a net loss of $10,493,157 and used $5,971,812 in cash for operating activities for the year ended December 31, 2013. In addition, the Company had negative working capital (current liabilities exceeded current asset) of $16,279,003. The negative working capital was primarily comprised of $7,364,110 and $183,457 of current maturities of notes payable — related parties and loans payable — related parties, respectively, of which $6,925,610 of the current maturities of notes payable — related parties have been converted into equity of the Company during the first quarter ended March 31, 2014 (see Note 9, Notes Payable — Related Parties), thus reducing cash payments going forward. The Company’s principal shareholder and chief executive office has been funding the Company’s operations since October 2012. Subsequent to the balance sheet date, the Company received additional working capital funds of $5,583,500 from the principal shareholder and chief executive officer that was recorded as contributed capital. The Company is anticipating receiving additional working capital funds of approximately $1.25 million on or about August 15, 2014 from its principal shareholder and chief executive officer as evidenced by his financial support letter. Furthermore, the principal shareholder and chief executive officer is committed to providing additional funding to the Company for the next twelve months from the date of this report to meet the Company’s working capital requirements on as needed base.
The Company has moved to aggressively reduce costs and streamline its operations. As disclosed in Note 22 — Subsequent Events, the Company has also entered into a merger agreement with RoomLinX, a provider of competitive television and voice services to the hospitality industry. The consolidation of the executive and financial functions may also result in further reductions in combined expenses.
Management believes that with the current cash balance of $3,064,430 at March 31, 2014, the principal shareholder and chief executive officer’s commitment to provide additional funding to the Company along with the current customer base, the projected cash flow and the projected minimum revenues for the next twelve months will allow the Company to continue to improve its working capital and will provide sufficient capital resources to meet projected cash flow requirements for at least one year plus a day from the date of this report.
Statements of Cash Flow December 31, 2013 Compared With December 31, 2012
The Company had a working capital deficit (current liabilities exceed current assets) of $16,279,003 at December 31, 2013, as compared with $15,699,499 at December 31, 2012. There was a decrease in cash of $224,106 and in current assets of discontinued operations of $774,698, resulting in a decrease of current assets of $152,767.
Net cash used in operating activities of continuing operations in 2012 is comprised of the Successor Company for the period from September 29, 2012 through December 31, 2012 and the Predecessor Company for the period from January 1, 2012 through September 28, 2012, which is comprised the same for the net cash used in operating activities of discontinued operations.
The combined 2012 Successor Company and Predecessor Company’s net cash provided by operating activities of continuing operations totaled $13,663,409 (comprised of net cash used by the Successor Company of $1,221,950 and net cash provided by the Predecessor Company of $14,885,359). This compares to net cash used in operating activities of continuing operations in 2013 of $4,460,873 or a total increase of net cash used of $18,124,282 from 2012. The significant amount of net cash provided by operating activities of continuing operations of the Predecessor Company in 2012 is primarily attributable to the positive effect from the Section 363 Sale Transaction and the related reorganization adjustments resulting from the net effect of the cancellation of accounts payable and accrued expenses, write-off of assets and the cancellation of equity accounts at September 28, 2012 as an one time event, which makes the comparisons between the two years ended December 31, 2013 and 2012 not meaningful as they are not comparable.
Net cash used in operating activities of continuing operations amounted to $4,460,873 as compared to the combined net cash provided by operating activities of continuing operations of $13,663,409 in 2012 from the Successor Company and Predecessor Company, primarily as a result of the activity related to the bankruptcy period, the Section 363 Transaction and the net non-cash effect increase of $10,157,323 related to reorganization adjustments as discussed above for the year of 2012.

Net cash used in operating activities of discontinued operations of $1,510,939 in 2013 as compared to the net cash used in operating activities of discontinued operations of $18,478,538 in 2012 (comprised of the Successor Company’s net cash used in operating activities of $547,524 and the Predecessor Company’s net cash provided by operating activities of $2,406,907, which offset by a non-cash effect related of the cancellation of liabilities of discontinued operations in bankruptcy of $20,337,921). Net cash used in discontinued operations (excluding the non-cash effect of the cancellation of liabilities of discontinued operations in bankruptcy of $20,337,921) increased by $3,370,322 to $1,510,939 in 2013 from net cash provided by discontinued operations of $1,859,383 in 2012 that primarily resulted from the shutdown of Signal Point Corp., on June 30, 2013, payments made to terminate office lease and equipment leases as well as reduction in revenues and collections.
Net cash used in investing activities of continuing operations during Fiscal 2013 totaled $410,475. Of this amount, $406,981 was used as a cash portion of the SignalShare purchase price and $67,071 was used for software development costs. Net cash used in investing activities of continuing operations during Fiscal 2012 totaled $3,791,200 and resulted primarily from the $3,783,000 cash paid in connection with the purchase of certain assets and the assumption of certain liabilities in connection with the Section 363 Sale.
Net cash provided by financing activities of continuing operations during Fiscal 2013 totaled $6,316,181. This resulted from the sale by Robert DePalo, Chief Executive Officer of the Company, of 7,026,363 shares of his Common Stock for gross proceeds of $10,590,000, with net proceeds of $7,184,953 paid to the Company. During Fiscal 2013, the Company repaid a loan of $168,358 from an affiliate and paid $550,000 of Series A dividends.
Net cash provided by financing activities of continuing operations during the period from September 29, 2012 through December 31, 2012 (the “Fiscal 2012 Period”) totaled $5,898,437. This included the sale by Robert DePalo, Chief Executive Officer of the Company, of 7,208,335 shares of the Company’s common stock owned by him, of which he funded the Company with a a net proceeds of $6,086,766 as contributed capital. In addition, net cash provided by financing activities of continuing operations during the period from January 1, 2012 through September 28, 2012, included the proceeds from a Debtor-in-Possession loan of $3.5 million received and approved by the Bankruptcy Court in connection with the Predecessor Company bankruptcy, net of payments made for related party loans of approximately $183,300 and payments made on capital lease obligations of approximately $131,700.
Net cash used in financing activities of discontinued operations was $158,000 for the year ended December 31, 2013, compared to net cash used of $153,420 for the year ended December 31, 2012.
During each of the three periods, the Successor Company and the Predecessor did not pay any income taxes as a result of the operating losses incurred by the Successor Company. To the extent that the Predecessor Company, may owe income taxes, those income taxes would be paid by the trustee in the Chapter 7 liquidation of the Predecessor Company. In addition, the Predecessor Company had significant net operating loss carry forwards that remain in the bankruptcy estate and are available for use by the trustee to offset an income tax liability, if any.
The Predecessor Company did not pay any interest on its indebtedness because interest payments were not made during the bankruptcy period. Interest payments for 2013 were accrued and $397,603 was paid. That compares to interest payments made on indebtedness in 2012 of $2,173,142.
There were a number of non-cash investing and financing activities entered into by the Successor Company for the period from September 29, 2012 through December 31, 2012 and the year ended December 31, 2013. The 2013 transactions included the purchase of SignalShare on January 14, 2013, for $4.5 million in common stock. In addition, SignalShare obtained assets by way of capital leases in the amount of $418,046 and used a portion of the proceeds of an asset sale to reduce its accounts payable in the amount of $145,156. SignalShare also purchased $520,983 of equipment for a 2014 installation using a capital lease. In addition, SignalShare entered into $388,719 of capital lease obligations in connection with customer Wi-Fi installations, for which its customers paid $56,099 directly to the third party leasing company.
The 2012 non-cash investing and financing activities entered into by the Successor Company included the assumption of net liabilities in the Section 363 Sale in the amount of $23,830,736. In addition, there were conversions of the Brookville Special Purpose Fund notes payable to equity of the Company in the amount of $4,674,506 and conversions of the Veritas High Yield Fund notes payable to equity of the Company in the amount of $2,714,097. Both of these conversions of notes payable were effective on December 31, 2012. Finally, in connection with the adjustments made in connection with the Successor Company’s fresh-start accounting, a $9 fair value adjustment was made to the Nonconvertible Series A preferred stock, related party account to increase the account balance to its new par value with a corresponding increase to additional paid-in capital in the aggregated amount of $1,649,990. The fair value of the Nonconvertible Series A preferred stock was determined by discounting the stream of dividend payments related to the Convertible Series A preferred stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
For the Three and Six Months ended June 30, 2014
Overview
The following discussion and analysis should be read in conjunction with our unaudited condensed consolidated financial statements and related notes appearing elsewhere in this report. In addition to historical information, this discussion and analysis contains forward-looking statements that involve risks, uncertainties, and assumptions. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth under “Risk Factors.” Additionally, the operations of Signal Point Corp. were closed down on June 30, 2013, so the comparison of the six month periods ended June 30, 2014 and 2013 are not comparable due to the lack of Signal Point Corp. operations during the six month period ended June 30, 2014.
Signal Point Corp. was formed in July 2012 (originally named SignalShare Corp., with a name change to Intellispace and finally a name change to Signal Point Corp.), for the purpose of acquiring certain assets and assuming certain liabilities from the then bankruptcy estate of Wave2Wave and subsidiaries. Signal Point Corp.’s acquisition of certain assets and the assumption of certain liabilities of Wave2Wave was accomplished on September 28, 2012.
Subsequently, on October 2, 2012, Signal Point Holdings Corp. (“Holdings”) was formed under the laws of the State of Delaware to be a holding company for the operating assets held by Signal Point Corp. Coincident with the formation of Holdings, it created a new, wholly-owned subsidiary, Signal Point Telecommunications Corp. Pursuant to an exchange agreement, all of the beneficial owners of Signal Point Corp exchanged their ownership interests in Signal Point Corp. for identical interests in Holdings. Simultaneously, certain assets acquired and liabilities assumed by Signal Point Corp. related to the former operations of Wave2Wave were transferred from Signal Point Corp. to Signal Point Telecommunications Corp. The remaining acquired assets and assumed liabilities of Signal Point Corp. related to Wave2Wave’s wholly-owned subsidiary, RNK, Inc. remained in Signal Point Corp. Signal Point Corp. became a wholly owned subsidiary of Holdings. Collectively, all of the prior corporations will be referred to as Holdings.
On January 14, 2013, Holdings acquired SignalShare LLC (“SignalShare”), a Delaware limited liability company and diversified its products and services. SignalShare provides turnkey services including all technology, infrastructure expertise and data aggregation necessary to construct and monetize both temporary and permanent broadband wireless networks at large event forums, such as stadiums and concert venues. The operations of SignalShare have been included in the unaudited condensed consolidated financial statements from the date of acquisition so there are only five and one-half months of financial results for SignalShare included in the unaudited condensed consolidated financial results for the six months ended June 30, 2013.
Holdings is comprised of its wholly owned subsidiaries Signal Point Telecommunications Corp. (“Signal Point”), Signal Point Corp. (“Signal Point Corp.”) and SignalShare LLC (“SignalShare”) (collectively, the “Company” or “We” or “Our”).
Signal Point provides high speed wired and wireless broadband and Voice over Internet Protocol (“VoIP”) services to customers located throughout the United States.
Signal Point Corp. operated in the communications services industry providing voice, data, and Internet services through residential and commercial telephone service, VoIP enabled services, prepaid and post-paid calling cards, conference calling, and wholesale carrier terminations. Signal Point Corp. was closed down on June 30, 2013. See Note 5 of Notes to Unaudited Condensed Consolidated Financial Statements. It was a registered and certified competitive local exchange carrier (“CLEC”) providing local exchange services primarily in the New England region, and was also a licensed and registered interexchange carrier (“IXC”) or “long distance” carrier, providing domestic and international long distance services. Signal Point Corp. marketed its services to customers either directly or through reseller channels.
On June 30, 2013, Holdings shut down the operations of Signal Point Corp. Once the decision was made to shut down Signal Point Corp., those operations were accounted for as discontinued operations in the accompanying unaudited condensed consolidated financial statements and shown as one-line items in the consolidated financial statements. In accordance with the relevant accounting standard guidance, the presentation of Signal Point Corp. as discontinued operations in the December 31, 2013 consolidated financial statements required that presentation to be used in the financial statements for all periods presented.
Critical Accounting Policies
Management’s Discussion and Analysis of Financial Condition and Results of Operations discusses our financial statements, which have been prepared in accordance with accounting policies generally accepted in the United States. The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and the related disclosures of contingent assets and liabilities. On an on-going basis, management evaluates its estimates and judgments, including those related to revenue recognition, the allowance for doubtful accounts, property, plant and equipment valuation and goodwill impairment. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions and conditions.
Management believes the following critical accounting policies, among others, affect its more significant judgments and estimates used in the preparation of the Company’s consolidated financial statements.
Accounts Receivable and Allowance for Doubtful Accounts
The Company extends credit to certain customers in the normal course of business, based upon credit evaluations, primarily with 30 – 60 day terms. The Company’s reserve requirements are based on the best facts available to the Company and are reevaluated and adjusted as additional information is received. The Company’s reserves are also based on amounts determined by using percentages applied to certain aged receivable categories. These percentages are determined by a variety of factors including, but not limited to, current economic trends, historical payment and bad debt write-off experience. Accounts are written off when they are deemed uncollectible.
In connection with the conclusion of the Wave2Wave Group bankruptcy and the purchase of certain assets and the assumption of certain liabilities from the bankruptcy estate by Holdings, the accounts receivable balances at Signal Point Corp. were significantly impaired and written down to their estimated effective collectability
The Company evaluated its accounts receivable as of June 30, 2014 and December 31, 2013 and did not record an allowance for doubtful accounts because of the assurance of collectability of those receivables at the respective periods. The Signal Point Corp. receivables were written down to the expected amounts to be collected upon closing that business on June 30, 2013.
Revenue Recognition
Monthly recurring fees include the fees paid by Signal Point’s network and carrier services customers for lines in service and additional features on those lines. Signal Point primarily bills monthly recurring fees in advance, defers those advance payments and recognizes the fees in the period in which the service is provided.
Usage-based fees consist of fees paid by Signal Point’s network and carrier services customers for each call made, and fees paid by outside carriers when Signal Point’s switching facilities provide a connection between the carrier and the end user and access fees paid by carriers for long distance calls that Signal Point originates or terminates for those carriers. These fees are billed in arrears and recognized in the period in which the service is provided.
Subscriber fees include monthly recurring fees paid by Signal Point’s end-use subscribers for lines in service, additional features on those lines, and usage-based per-call and per-minute fees. Subscriber fees also consist of provision of access to data, wireless, and VoIP services. These fees are billed in advance for monthly recurring items and in arrears for usage-based items, and revenues are recognized in the period in which service is provided.

Termination revenue is recognized when a customer discontinues service prior to the end of the contract period, for which the Company had previously received consideration. Termination revenue is also recognized when customers are required to make termination penalty payments to the Company to settle contractually committed purchase amounts that the customer no longer expects to meet or when a customer and the Company renegotiate a contract under which the Company is no longer obligated to provide services for consideration previously received.
Signal Share product sales are only recognized as revenue at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery or service is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Revenue arises from setting up a Wi-Fi network for an event, an equipment sales contract, an equipment rental contract, consulting services and support and maintenance contracts.
In addition, since the acquisition of Signal Share, the Company derives revenues from the construction of both temporary and permanent broadband installation services at large event forums.
The Company, through its wholly owned subsidiary Signal Point Corp., was a CLEC and a broadband Internet Service Provider. As such, the Company derived revenue from sales of its network, carrier, subscriber services, and prepaid calling card fees. Signal Point derived the majority of its revenue from monthly recurring fees and usage-based fees that are generated principally by sales of its network, carrier and subscription services.
Prepaid calling card fees are billed in advance based on the retail face value of the calling card, net of wholesale discounts, if applicable. The revenue from the sale of the prepaid calling card is deferred on the balance sheet and recognized as the card is used and service is provided to the end user. Prepaid calling cards were part of the Signal Point Corp. business that was discontinued on June 30, 2013 and these fees and deferred revenues are included as a component of discontinued operations in the respective periods in 2013.
Deferred Revenue and Customer Prepayments
Signal Point bills customers in advance for certain of its telecommunications services. If the customer makes payment before the service is rendered to the customer, Signal Point records the payment in a liability account entitled customer prepayments and recognizes the revenue related to the communications services when the customer receives and utilizes that service, at which time the earnings process is complete.
SignalShare, from time to time, enters into leasing transactions to finance certain customer projects. In these leasing transactions, SignalShare receives payment from the third-party leasing company and uses the cash received to fund the project. All revenues related to these types of projects are deferred until the project is complete and the customer has approved the installation. At that time, SignalShare recognizes the revenue previously deferred as it has no further obligation to the customer and the earnings process is complete. In addition, the customer makes the lease payments directly to the leasing company and SignalShare, in effect, acts as a guarantor on the lease and will only be required to make payments in the event that its customers fail to make the payments. There have been no instances to date where SignalShare has had to make any payments on behalf of a customer. As of June 30, 2014 and December 31, 2013, SignalShare recorded $1,513,415 and $558,458 in deferred revenue and $676,880 and $229,714 in prepaid expenses for uncompleted customer projects, respectively.
RESULTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2014 COMPARED TO THE THREE MONTHS ENDED JUNE 30, 2013
Revenues
Our revenues for the three months ended June 30, 2014 and 2013 were $3,358,348 and $3,717,401 respectively, a decrease of $359,053, or approximately 10%, reflecting a decrease in Broadband revenue of approximately $480,000 and an increase in Wi-Fi revenue of approximately $121,000. The decrease in

Broadband revenue was primarily attributable to the movement of some of our large Chicago based customers moved to low latency networks and the loss of broadband customers in our New York market. The increase in Wi-Fi broadband revenue was primarily attributable to slightly higher event revenue.
Wi-Fi
The Wi-Fi product line includes our installations in professional sports stadiums, arenas, convention centers and concert / festival venues. Revenue for this product line for the three months ended June 30, 2014 was approximately $574,000 and for the three months ended June 30, 2013 (from the acquisition date of Signal Share on January 14, 2013) was approximately $453,000. The increase in revenue is primarily attributable to increased sales efforts and gaining sales traction in the Wi-Fi market.
Broadband and VoIP
The Broadband and VoIP product line includes our installations primarily in the New York Tri-state area of wired and wireless broadband, with a variety of VoIP telephone service offerings. Revenue for these product lines for the three months ended June 30, 2014 and 2013 was approximately $2,784,000 and approximately $3,260,000, respectively, a decrease of $476,000 or 14.6%. This decrease primarily relates to a change in the mix of customer services to slightly lower priced products and the loss of some broadband customers due to extremely competitive pricing in the Company’s largest market.
Cost of Sales
For the three months ended June 30, 2014 and 2013, the cost of sales, excluding depreciation and amortization expenses, which is included in selling, general and administrative expense, were $2,304,502 and $2,549,459, respectively; a decrease of $244,957 or 9.6%, for the three months ended June 30, 2014. The net decrease in direct costs was primarily a result of the reduction in revenue between the two periods.
Selling, General and Administrative Expense
Total selling, general and administrative expense for the three months ended June 30, 2014 and 2013 were $2,733,744 and $3,630,760, respectively, for a net decrease of approximately $897,000, or a decrease of approximately 24.7% between the periods. The net decrease is primarily attributable to the continuing significant efforts related to the Company’s cost containment initiative that the Company began in the fourth quarter of 2012. The Company has been successful in its efforts to operate its businesses with fewer personnel and adjusting its expenses to a level that is supported by the current revenue levels.
Operating Loss
Our operating loss decreased to $1,679,898 for the three months ended June 30, 2014 compared to $2,462,818, for a decrease of $782,920, or approximately 31.8%. This decrease is primarily attributable to the significant reduction in selling, general and administrative expense, offset by the approximately $114,000 decrease in operating margins between the three month periods. The three month period ended June 30, 2014 is more reflective of the effect of the expense reductions than is the six month period ended June 30, 2014.
Non-Operating
Interest expense decreased from approximately $405,000 for the three months ended June 30, 2013, to approximately $134,000 for the three months ended June 30, 2014. This decrease in interest expense was primarily attributable to the effect of the conversion of the Robert DePalo Special Opportunity Fund into equity in mid-March 2014 and the partial conversions of the Brookville Special Purpose Fund and the Veritas High Yield Fund into equity at the end of March 2014. In connection with the conversion of the various related party notes payable into equity, there was also a proportional increased expense for deferred debt discount and deferred financing costs in March 2014 that resulted in lower amortization expense related to the deferred debt discount and deferred financing costs during the three months ended June 30, 2014. This decrease was offset by interest incurred by SignalShare related to lease transactions, the cost of which will be ultimately borne by customers when the relevant services are completed and accepted by the customer. In addition, interest and principal payments on the notes payable, related party resumed on May 1, 2014 and are structured to pay the two remaining related party notes payable off over an approximately two-year period, thus reducing the future amount of interest payable in each successive month until repayment is complete.
For the three months ended June 30, 2014 and 2013, the Company’s non-operating income and expense was substantially unchanged at an income amount of approximately $74,000 and $63,000, respectively. The $11,000 change between periods is de minimis.
Discontinued Operations
Discontinued operations are the result of the termination of our wholesale telecom business unit in June 2013, resulting in a loss on discontinued operations of $3,212 for the three months ended June 30, 2014, as compared to a loss on discontinued operations of $743,832 for the three months ended June 30, 2013. The significant decrease is attributable to the fact that the loss for the three months ended June 30, 2013 includes the full operations of Signal Point Corp. for that quarter (prior to the decision to shut down that operation on June 30, 2013) whereas the Company accrued for expected closure costs during 2013 and took the vast majority of any expected losses from the residual operations of Signal Point Corp. in 2013.
Net Loss
For the three months ended June 30, 2014 and 2013, the Company experienced net losses of $1,743,154 and $3,549,289, respectively, a net decrease of $1,806,135. The decrease in the net loss is primarily attributable to the significant reductions in selling, general and administrative expenses described above and the closure of the Signal Point Corp. operations in the first half of 2013, which substantially reduced the net loss for the three months, ended June 30, 2014.
FOR THE SIX MONTHS ENDED JUNE 30, 2014 COMPARED TO THE SIX MONTHS ENDED JUNE 30, 2013
During the year ended December 31, 2013, the Company realized a loss on discontinued operations related to its decision to exit the wholesale telecom business of Signal Point Corp., a wholly-owned subsidiary, as of June 30, 2013. The Company decided to exit this business based on an analysis in which it determined that the continuing decline of revenues associated with this subsidiary were generating significant losses that the Company would not be able to recoup. Accordingly, the Company made the decision to exit the wholesale telecom business. As a result of that June 2013 decision, the unaudited condensed consolidated financial statements have been presented in accordance with the accounting requirements for reporting discontinued operations and the presentation of Signal Point Corp. in the Consolidated Statements of Operations for the six months ended June 30, 2013 has been reclassified to be consistent with the presentation for the six months ended June 30, 2014 and for the year ended December 31, 2013. Please be aware that the financial results of discontinued operations for Signal Point Corp. for the six months ended June 30, 2013 are based on the operation of the Signal Point Corp. business for that six month period while the results for the six months ended June 30, 2014 reflect only residual expenses of Signal Point Corp. for that six month period. As a result, we will discuss the operations of Signal Point Corp., separately below under losses from discontinued operations.
The remainder of this Management’s Discussion and Analysis will address Signal Point and the results of operations for Holdings’ acquisition of SignalShare from the acquisition date of January 14, 2013 through June 30, 2013 and for the six month period ended June 30, 2014.
Revenues
Our revenues for the six months ended June 30, 2014 and 2013 were $6,483,662 and $7,131,609, respectively, a decrease of $647,947, or approximately 9%, reflecting a decrease in broadband revenue of approximately $823,000 and an increase in Wi-Fi revenue of approximately $175,000. See the explanation as discussed above for the three months ended June 30, 2014 and 2013, which also explains the decrease for the six month period.

Wi-Fi
The Wi-Fi product line revenue for the six months ended June 30, 2014 was approximately $807,000 compared to approximately $632,000 for the six month period ended June 30, 2013. There were two less weeks of revenue for the period January 14, 2013 (the acquisition date of SignalShare), which was offset by slightly higher event revenue for the six months ended June 30, 2014. In addition, certain contracts that originally were expected to be signed in the second quarter of 2014 were not signed until the third quarter of 2014, resulting in a significant increase in deferred revenue in the accompanying condensed consolidated balance sheets.
As of June 30, 2014 and 2013, the Company had approximately 60 and 40 customers that have used our network, respectively. Annual attendance at venues where SignalShare has installed Wi-Fi networks exceeded 26 million patrons.
Broadband and VoIP
Revenue for the Wi-Fi Broadband and VoIP product line for the six months ended June 30, 2014 was approximately $5,677,000 compared to approximately $6,500,000 for the six months ended June 30, 2013. As explained above for the three month periods ended June 30, 2014 and 2013, the decrease primarily relates to a change in the mix of customer services to slightly lower priced products and the loss of some broadband customers do to extremely competitive pricing in the Company’s largest market.
As of June 30, 2014 and 2013, the Company had approximately 960 and 1,050 customers, respectively.
Cost of Sales
For the six months ended June 30, 2014 and 2013, the cost of sales, excluding depreciation and amortization expenses, which expenses are included in selling, general and administrative expense, were $4,596,484 and $4,905,594, respectively, a decrease of $309,110, or 6.3% for the six months ended June 30, 2014. Similar to the explanation for the three months ended June 30, 2014, the net decrease is primarily attributable to the decrease in revenues, offset by higher costs of operations as billed to the Company by third party suppliers, as well as being offset by having a full six months of cost of sales for SignalShare during the six months ended June 30, 2014 compared to only five and one-half months of cost of sales for the six months ended June 30, 2013.
Selling, General and Administrative Expense
Total selling, general and administrative expense for the six months ended June 30, 2014 and 2013 were $5,219,348 compared to $6,204,825, respectively, for a net decrease of approximately $985,000, or a decrease of approximately 15.9% between the periods. The reasons for the reduction in selling, general and administrative expense for the six months ended June 30, 2014 are the same as explained for the change in this expense category for the three month periods ended June 30, 2014 and 2013. This decrease was offset slightly by the six months ended June 30, 2014, having an additional two weeks of SignalShare-related expenses being included in the period (the SignalShare acquisition date was January 14, 2013).
Operating Loss
Our operating loss decreased to $3,332,170 for the six months ended June 30, 2014 compared to $3,978,810, a decrease of $646,640 or 16.3%. The slight improvement in the operating loss for the six months ended June 30, 2014 is the result of a reduced operating margin offset by cost savings for the six month period ended June 30, 2014 compared to the six month period ended June 30, 2013.
Non-Operating
Interest expense decreased from approximately $806,000 for the six months ended June 30, 2013, to approximately $665,000 for the six months ended June 30, 2014. This decrease in interest expense was primarily attributable to the effect of the conversion of the Robert DePalo Special Opportunity Fund into equity in mid-March 2014 and the partial conversions of the Brookville Special Purpose Fund and the Veritas High Yield Fund into equity at the end of March 2014. Offsetting this reduction was the acceleration of a proportional amount of deferred debt discount and deferred financing costs were expense that resulted in higher expense for these items in the three months ended March 31, 2014, but resulted in lower amortization expense related to the deferred debt discount and deferred financing costs during the three months ended June 30, 2014. This decrease was offset by interest incurred by SignalShare related to lease transactions, the cost of which will be ultimately borne by customers when the relevant services are completed and accepted by the customer.
For the six months ended June 30, 2014 and 2013, the Company’s non-operating income was approximately $110,000 and $20,000, respectively. Signal Point sold assets it was holding for sale for a gain of approximately $44,000, which gain was recorded in non-operating income. In addition, approximately $74,000 of this change relates to SignalShare receiving lease reimbursements on property it sold to a third-party, a portion of which property is still under lease by SignalShare. The sale agreement requires the third party to reimburse SignalShare for the lease payments SignalShare is making to the lessor on behalf of the property being used by the third party.
Discontinued Operations
The loss from discontinued operations was $81,122 for the six months ended June 30, 2014 compared to $2,751,322 and the change is for the same reason as noted above for the change in the three months ended June 30, 2014 and 2013. The decrease for the six months ended June 30, 2014 compared to the six months ended June 30, 2013 was due to close down of the Signal Point Corp. business on June 30, 2013. The loss recorded from discontinued operations for the six months ended June 30, 2014 were the result of the settlement of two outstanding accounts payable balances with the adjustment being recorded through the income statement.
Net Loss
For the six months ended June 30, 2014 and 2013, the Company experienced net losses of $3,968,154 and $7,515,981, respectively for a decreased loss of approximately $3,548,000. This decrease in the net loss resulted primarily from a reduction in the loss from discontinued operations from approximately $2,751,000 in 2013 to approximately $81,000 in 2014, together with the reduction in selling, general and administrative expense between the periods of approximately $985,000 offset by the approximately $339,000 reduction in gross margin between the periods.
Related Party Transactions
Loan Payable to Majority Shareholder
During 2013, the majority shareholder made short-term, non-interest bearing loans to Holdings. The balance of the loan was $326 and $35,351 at June 30, 2014 and December 31, 2013, respectively.
The following table summarizes the related party loans at June 30, 2014 and at December 31, 2013:

Description	June 30, 2014 (Unaudited)	December 31, 2013
Loan payable to majority shareholder	$326	$35,351
Loan payable for SignalShare acquisition	—	43,019
Note Payable to former SignalShare Members	47,754	105,087
Loans payable – related parties	$48,080	$183,457

Notes Payable — Related Parties
Notes payable — Related Parties are comprised of the Brookville Special Purpose Fund, LLC and the Veritas High Yield Fund, LLC. On March 14, 2014, in connection with executing the Agreement and Plan of Merger with RoomLinx, Inc. the balance in The Robert DePalo Special Opportunity Fund, LLC was completely converted into common stock of Holdings.

A summary of the outstanding balance of the various notes payable is as follows:

	Balance at
	June 30, 2014 (Unaudited)	December 31, 2013
Brookville Special Purpose Fund	$2,428,556	$5,477,950
Veritas High Yield Fund, net of $67,161 and $160,966 unamortized debt discount at June 30, 2014 and December 31, 2013, respectively	808,732	1,611,623
Robert DePalo Special Opportunity Fund	—	3,053,121
Total notes payable, related party	3,237,288	10,142,694
Less: current portion of notes payable, related party	(749,284)	(7,364,110)
Long-term portion of notes payable, related party	$2,488,004	$2,778,584

On March 31, 2014, the Brookville Special Purpose Fund maturity date was extended to January 1, 2016 and the Veritas High Yield Fund maturity date was extended to April 1, 2016. The amended payment schedule will fully amortize the existing balances of the notes payable by the maturity dates of the notes. In accordance with the debt exchanges described below, the amortization schedules attached to the Notes were updated to reflect the reduced principal balance. The interest rates for these two notes payable remain at the originally negotiated 14% interest rate per annum.
Accrued interest related to the Brookville Special Purpose Fund, the Veritas High Yield Fund and The Robert DePalo Special Opportunity Fund was $99,153 at June 30, 2014, however, accrued interest was capitalized as part of the balance of these notes payable at December 31, 2013 and will be included in the repayment obligations of the Brookville Special Purpose Fund and the Veritas High Yield Fund that began on May 1, 2014. The capitalized interest on The Robert DePalo Special Opportunity Fund was included in the conversion of that note payable into Holdings’ common equity upon the signing of the RoomLinx merger agreement on March 14, 2014, as described in Note 18 to the unaudited condensed consolidated financial statements.
On March 14, 2014, in connection with signing the merger agreement with RoomLinx (see Note 18), the $3,053,121 balance of The Robert DePalo Special Opportunity Fund was automatically converted to equity in Holdings pursuant to the $1.20 per common share conversion rate provided in the original subscription documents of The Robert DePalo Special Opportunity Fund.
In addition, on March 31, 2014, there were additional conversions of the Brookville Special Purpose Fund and the Veritas High Yield Fund notes payable into common equity of Holdings, both conversions using a value of $1.50 per common share. There were conversions of $3,098,416 of the principal amount of Brookville Special Purpose Fund notes payable into 2,065,607 shares of Holdings common stock. There were conversions of $774,073 of the principal amount of Veritas High Yield Fund notes payable into 516,050 shares of Holdings common stock.
For the three months ended June 30, 2014 and 2013, the Company amortized $11,821 and $20,985 of debt discount, respectively and $5,623 and $10,205 of deferred financing costs, respectively. For the six months ended June 30, 2014 and 2013, the Company amortized $93,805 and $133,485 of debt discount and $46,333 and $26,606 of deferred financing costs, respectively. The amortization amounts for the six months ended June 30, 2014 reflect the acceleration of both debt discount and deferred financing costs related to the conversion of the notes payable, related parties into equity at March 14, 2014 and March 31, 2014.
Related Party Transactions — Stockholders
The Chief Executive Officer of the Company, Robert DePalo is the principal shareholder of the Company. He also manages the Brookville Special Purpose Fund, the Veritas High Yield Fund and The Robert DePalo Special Opportunity Fund.
The Robert DePalo Special Opportunity Fund was approved by the Bankruptcy Court to provide Debtor-in-Possession financing to the Predecessor Company.

The Series A preferred stock is owned by a company whose president is related to the principal shareholder. Holdings recognized Series A Preferred Stock dividends in the amount of $150,000 and $300,000 for the three months and six months ended June 30, 2014 and 2013, respectively.
The Chief Executive Officer purchased the Series B preferred stock on July 1, 2013 for $760,000 and the terms of that preferred stock permits him to exercise a broad range of control over the affairs of the Company.
The Chief Executive Officer of the Company is also a major shareholder and the Chief Executive Officer of Arjent, Ltd., an investment banking and advisory company. During the six months ended June 30, 2014, the Company made a payment to Arjent, Ltd., in the amount of $330,000 for investment banking services related to introductions to potential European acquisition candidates.
LIQUIDITY AND CAPITAL RESOURCES
At June 30, 2014, Holdings had approximately $2,052,000 in cash on hand, had incurred a net loss of approximately $4,000,000 for the six months ended June 30, 2014 and used $3,360,188 in cash for operating activities for the six months ended June 30, 2014. In addition, the Company had negative working capital (current liabilities exceeded current asset) of $7,640,691. The negative working capital was primarily comprised of $5,907,000 of accounts payable (an increase of approximately $904,000 from the balance at December 31, 2013) and $3,232,031 of current liabilities of discontinued operations (a decrease of approximately $264,000 from the balance at December 31, 2013) that is substantially all related to accounts payable. During the six months ended June 30, 2014, $6,925,610 of the December 31, 2013 current maturities of notes payable - related parties have been converted into equity of the Company, thus reducing cash payments going forward. The Company’s principal shareholder and chief executive officer has been funding the Company’s operations since October 2012. In January 2014, the Company received additional working capital funds of $5,583,500 from the principal shareholder and chief executive officer that were recorded as contributed capital. The Company received additional working capital funds of approximately $1.34 million in August 2014 from its principal shareholder and chief executive officer. Furthermore, the principal shareholder and chief executive officer is committed to providing additional funding to the Company for the next twelve months from the date of this report to meet the Company’s working capital requirements on as needed base.
The Company has moved to aggressively reduce costs and streamline its operations. As disclosed in Note 18 — Proposed Merger, the Company has also entered into a merger agreement with RoomLinx, a provider of competitive television and voice services to the hospitality industry. The consolidation of the executive and financial functions may also result in further reductions in combined expenses.
Management believes that with the current cash balance of approximately $2,052,000 at June 30, 2014, the principal shareholder and chief executive officer’s commitment to provide additional funding to the Company along with the current customer base, the projected cash flow and the projected minimum revenues for the next twelve months will allow the Company to continue to improve its working capital position and will provide sufficient capital resources to meet projected cash flow requirements for at least one year plus a day from the date of this report.
Statements of Cash Flows June 30, 2014 Compared With June 30, 2013
The Company had a working capital deficit (current liabilities exceed current assets) of $7,640,691 at June 30, 2014, as compared with a working capital deficit of $17,215,927 at June 30, 2013. There was an increase in cash of $1,899,484 and a decrease in the amount of current assets of discontinued operations of $220,196. In addition, there was an overall increases in other current assets that resulted in an overall increase in current assets of $5,174,926.
Net cash used in operating activities of continuing operations was $3,313,124 for the six months ended June 30, 2014, as compared to net cash used in operating activities of continuing operations of $3,270,816 at June 30, 2013; the amounts being approximately equivalent during the two periods. The 2014 increase in net cash used in operating activities of continuing operations is primarily attributable to assets purchased and held for sale by Signal Share prior to the use of those assets in fulfilling contracts that will be substantially completed during the three months ending September 30, 2014.

Net cash used in operating activities of discontinued operations of $317,064 for the six months ended June 30, 2014 was a decrease of $1,320,999 as compared to the net cash used in operating activities of discontinued operations of $1,638,063 for the six months ended June 30, 2013. The significant decrease in net cash used in operating activities of discontinued operations is solely the result of the shut down of Signal Point Corp. on June 30, 2013. The 2014 cash used amount primarily reflects the settlement of a relatively small number of disputed accounts payable and a de minimis net loss attributable to discontinued operations for the six months ended June 30, 2014.
Net cash provided by investing activities of continuing operations during the six months ended June 30, 2014 totaled $14,357 and was substantially related to the sale of assets of approximately $45,000 offset by approximately $31,000 consisting of additional machinery and equipment and payments for software development. Net cash used in investing activities of continuing operations for the six months ended June 30, 2013 totaled $27,536 and was the net effect of the acquisition of cash of $31,289 that was included in the assets purchased and liabilities assumed in the SignalShare acquisition on January 14, 2013, net of a $58,825 investment that SignalShare made in its Live-Fi software.
Net cash provided by financing activities of continuing operations was $5,515,315 and $4,646,860 for the six month periods ended June 30, 2014 and 2013, respectively. In both periods, the majority of the net cash provided was provided by the sale by the Chief Executive Officer of the Company and principal shareholder, of shares of his personal Common Stock holdings with net proceeds of $5,583,500 and $6,151,953 paid to the Company in the six months ended June 30, 2014 and 2013, respectively. During the six months ended June 30, 2014 and 2013, the Company repaid related party loans in the amount of $135,377 and $308,759 and paid Series A preferred stock dividends of $300,000 and $300,000 for the six months June 30, 2014 and 2013, respectively. In addition, in the six months ended June 30, 2014, capital lease transactions resulted in net proceeds to the company of $649,853 compared to net payments of $(124,907) during the six months ended June 30, 2013. These lease transactions mostly relate to SignalShare and were entered into to obtain financing for client network construction commitments that SignalShare has made and expects to complete in the second half of 2014.
During each of the six month periods ended June 30, 2014 and 2013, the Company did not pay any income taxes as a result of the operating losses incurred by the Company.
There were a number of non-cash investing and financing activities entered into by the Company during the six months ended June 30, 2014. The most significant of these transactions related to the conversion of all or a portion of the balance of the outstanding notes payable to related parties to common shares. On March 14, 2014, the entire balance of The Robert DePalo Special Opportunity Fund in the amount of $3,053,121 was converted into 2,544,268 shares of common stock. In addition, on March 31, 2014, $3,098,416 of the Brookville Special Purpose Fund note payable was converted into 2,065,607 shares of common stock and $774,073 of the Veritas High Yield Fund note payable was converted into 516,050 shares of common stock. In each case, the number of shares multiplied by the par value of $0.001 was credited to common stock and the difference between the amount credited to common stock and the amount of the respective debt converted was credited to additional paid-in capital. In addition, there were some equipment purchases under capital leases that will be used for customer installations in the second half of 2014 and certain SignalShare customers made payments totaling $99,146 to a third-party leasing company as required by the contracts that SignalShare has with those customers. In addition, SignalShare purchased assets under capital lease obligations in the amount of $88,000 and purchased $757,114 of equipment for resale that was used to complete customer installations in the second half of 2014. Also, SignalShare purchased $1,203,985 of equipment for resale and capitalized $117,465 in software development cost, which was unpaid as of June 30, 2014 and included in the accounts payable balance.
During the six months ended June 30, 2013, the Company consummated the purchase of SignalShare on January 14, 2013, for $4.5 million in common stock. In addition, SignalShare purchased assets under capital lease obligations in the amount of $377,878 and purchased $208,617 of equipment that was used to complete customer installations in the second half of 2013.

Signal Point Holdings Corp.
And Subsidiaries
Consolidated Financial Statements with Report of
Independent Registered Public Accounting Firm
For
The Year Ended December 31, 2013,
The Period From September 29, 2012 Through December 31, 2012,
And
The Period From January 1, 2012 Through September 28, 2012

Signal Point Holdings Corp. and Subsidiaries
For the Year Ended December 31, 2013,
The Period From September 29, 2012 Through December 31, 2012,
And
The Period From January 1, 2012 Through September 28, 2012
Contents

Report of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheets of Signal Point Holdings Corp. and Subsidiaries (Successor) as of December 31, 2013 and 2012	F-3

Consolidated Statements of Operations of Signal Point Holdings Corp. and Subsidiaries (Successor) for the Year Ended December 31, 2013 and the Period from September 29, 2012 through December 31, 2012 and Wave2Wave Communications, Inc. and Subsidiaries (Predecessor) for the Period from January 1, 2012 through September 28, 2012
F-4

Consolidated Statements of Changes in Stockholders’ Deficit of Signal Point Holdings Corp. and Subsidiaries (Successor) for the Year Ended December 31, 2013 and the Period from September 29, 2012 through December 31, 2012 and Wave2Wave Communications, Inc. and Subsidiaries (Predecessor) for the Period from January 1, 2012 through September 28, 2012
F-5

Consolidated Statements of Cash Flows of Signal Point Holdings Corp. and Subsidiaries (Successor) for the Year Ended December 31, 2013 and the Period from September 29, 2012 through December 31, 2012 and Wave2Wave Communications, Inc. and Subsidiaries (Predecessor) for the Period from January 1, 2012 through September 28, 2012
F-6
Notes to the Consolidated Financial Statements	F-8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Shareholders
Signal Point Holdings Corp.
Hackensack, New Jersey
We have audited the accompanying consolidated balance sheets of Signal Point Holdings Corp. and Subsidiaries as of December 31, 2013 and 2012 (Successor) and the related consolidated statements of operations, changes in stockholder’s deficit and cash flows for the year ended December 31, 2013 and for the period from September 29, 2012 through December 31, 2012 (Successor), and Wave2Wave Communications, Inc. and Subsidiaries (Predecessor) for the period from January 1, 2012 through September 28, 2012 ( collectively, the “Company”). These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Signal Point Holdings Corp. and Subsidiaries as of December 31, 2013 and 2012, and the consolidated results of operations, and cash flows for the year ended December 31, 2013 and for the period from September 29, 2012 through December 31, 2012 and Wave2Wave Communications, Inc. and Subsidiaries’ consolidated results of operations and cash flows for the period from January 1, 2012 through September 28, 2012 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 3 to the consolidated financial statements, on September 29, 2012 the Successor completed the acquisition of substantially all of the assets and assumed certain of the liabilities of the Predecessor in accordance with the Amended and Restated Master Sale and Purchase Agreement pursuant to Section 363(b) of the Bankruptcy Code and the Bankruptcy Court sale order dated September 28, 2012. Accordingly, the accompanying consolidated financial statements have been prepared in accordance with Accounting Standards Codification (ASC) Topic 852, Reorganizations. The Successor applied fresh-start reporting and recognized the acquired net assets at fair value, resulting in a lack of comparability with the prior period financial statements of the Predecessor.
/s/ RBSM LLP
New York, New York
August 1, 2014

Signal Point Holdings Corp. and Subsidiaries
Consolidated Balance Sheets

	Successor
	December 31, 2013	December 31, 2012
Assets
Current assets
Cash	$152,520	$376,626
Accounts receivable	594,873	452,654
Prepaid expenses	480,764	242,574
Equipment purchased for resale	520,983	—
Other current assets	15,740	71,095
Current assets of discontinued operations	27,750	802,448
Total current assets	1,792,630	1,945,397
Property, plant and equipment, net	461,171	255,602
Intangible assets	404,167	—
Goodwill	4,121,284	—
Security Deposits	777,230	440,853
Other assets	474,601	125,518
Assets held for sale	102,988	100,000
Assets of discontinued operations	50,000	649,634
Total Assets	$8,184,071	$3,517,004
Liabilities and Stockholders’ Deficit
Current liabilities
Accounts payable	$5,002,973	$2,783,074
Current maturities of notes payable, related parties	7,364,110	10,438,290
Accrued expenses	524,136	376,369
Leases payable	383,157	139,097
Loans payable, related parties	183,457	—
Deferred revenue and customer prepayments	1,013,035	491,809
Other current liabilities	105,077	—
Current liabilities of discontinued operations	3,495,688	3,416,257
Total current liabilities	18,071,633	17,644,896
Long-term portion of notes payable, related parties	2,778,584	—
Non-current liabilities	—	39,420
Non-current lease obligations	909,370	—
Nonconvertible Series A preferred stock related party	10	10
Total liabilities	21,759,597	17,684,326
Commitments and contingencies	—	—
Stockholders’ Deficit
Preferred stock, par value $0.01 per share, 10,000,000 shares authorized and 1,010 shares and 1,000 shares designated at December 31, 2013 and 2012	—	—
Series A preferred stock, par value $0.01 per share; 1,000 shares designated, 1,000 shares issued and outstanding at December 31, 2013 and 2012	—	—
Series B preferred stock, par value $0.01 per share; 10 shares designated, 10 shares and no shares issued and outstanding at December 31, 2013 and 2012	—	—
Common stock, par value $0.001 per share; 150,000,000 shares authorized, 109,156,213 and 106,156,213 shares issued and outstanding at December 31, 2013 and 2012, respectively	109,157	106,157
Additional paid-in capital	26,701,156	15,019,203
Accumulated deficit	(40,385,839)	(29,292,682)
Total stockholders’ deficit	(13,575,526)	(14,167,322)
Total Liabilities and Stockholders’ Deficit	$8,184,071	$3,517,004

The accompanying notes are an integral part of these consolidated financial statements.

Signal Point Holdings Corp. and Subsidiaries
Consolidated Statements of Operations

	Successor		Predecessor
	Year Ended December 31, 2013	Period from September 29, 2012 Through December 31, 2012	Period from January 1, 2012 Through September 28, 2012
Revenues	$14,666,968	$3,456,468	$11,471,856
Cost of sales, excluding depreciation and amortization which is included in selling, general and administrative expense below	9,968,364	2,096,528	7,155,032
Gross margin	4,698,604	1,359,940	4,316,824
Selling, general and administrative expense	10,587,155	1,932,850	11,393,025
Impairment of goodwill	—	24,190,857	—
Operating loss	(5,888,551)	(24,763,767)	(7,076,201)
Other (expense) income:
Interest expense, net	(1,689,344)	(1,526,515)	(2,950,764)
Other (expense) income, net	207,439	(375,468)	11,493,809
(Loss) income from continuing operations before income taxes	(7,370,456)	(26,665,750)	1,466,844
Income tax expense (benefit)	—	—	—
(Loss) income from continuing operations	(7,370,456)	(26,665,750)	1,466,844
(Loss) income from discontinued operations, net of tax	(3,122,701)	(2,476,932)	207,274
Net (loss) income	(10,493,157)	(29,142,682)	1,674,118
Less: Dividends on preferred stock	600,000	150,000	—
Net (loss) income attributable to common shareholders	$(11,093,157)	$(29,292,682)	$1,674,118
(Loss) earnings per share:
Basic and diluted (loss) earnings per common share from
Continuing operations, attributable to common shareholders	$(0.07)	$(0.27)	$0.16
Discontinued operations, attributable to common shareholders	(0.03)	(0.03)	0.02
Net (loss) income attributable to common shareholders	$(0.10)	$(0.30)	$0.18
Weighted average number of common shares outstanding:
Basic and diluted	109,008,268	100,065,492	9,269,828

The accompanying notes are an integral part of these consolidated financial statements.

Signal Point Holdings Corp. and Subsidiaries
Consolidated Statements of Changes in Stockholders’ Deficit

	Series B Preferred Stock		Common Stock
	Total Shares Issued and Outstanding	Amount	Total Shares Issued and Outstanding	Amount	Treasury Stock	Additional Paid-in Capital	Due From Related Parties	Accumulated Deficit	Total Stockholders’ Deficit
Balance at December 31, 2011 (Predecessor)	—	$—	9,269,828	$929	$(761,312)	$88,095,888	$(369,128)	$(146,698,297)	$(59,731,920)
Increase in loans to related parties	—	—					(130,053)		(130,053)
Net income for the period	—	—						1,674,118	1,674,1181
Fresh-start reporting adjustments:	—	—
Elimination of predecessor common stock, additional paid-in capital and accumulated deficit	—	—	(9,269,828)	(929)	761,312	(88,095,888)	499,181	145,024,179	58,187,855
Balance at September 28, 2012 immediately prior to the Section 363 Sale	—	$—	—	$—	$—	$—	$—	$—	$—
Balance at September 29, 2012 (Successor)
Issuance of common stock	—	$—	100,000,000	$100,000	—	$—	$—	$—	$100,000
Fair value adjustment for Allied Preferred Stock	—	—	—	—	—	1,649,990	—	—	1,649,990
Contributed capital from a majority shareholder	—	—	—	—	—	5,986,767	—	—	5,986,767
Issuance of common stock for conversions of Brookville Special Purpose Fund debt at $1.20 per share	—	—	3,894,524	3,895	—	4,670,611	—	—	4,674,506
Issuance of common stock for conversions of Veritas High Yield Fund debt at $1.20 per share	—	—	2,261,689	2,262	—	2,711,835	—	—	2,714,097
Preferred stock dividends	—	—	—	—	—	—	—	(150,000)	(150,000)
Net loss for the period	—	—	—	—	—	—	—	(29,142,682)	(29,142,682)
Balance at December 31, 2012 (Successor)	—	—	106,156,213	106,157	—	15,019,203	—	(29,292,682)	(14,167,322)
Contributed capital from a majority shareholder	—	—	—	—	—	6,424,953	—	—	6,424,953
Common stock issued in connection with the acquisition of SignalShare LLC	—	—	3,000,000	3,000	—	4,497,000	—	—	4,500,000
Issuance of Series B Preferred Stock to the majority shareholder	10	—	—	—	—	760,000	—	—	760,000
Preferred stock dividends	—	—	—	—	—	—	—	(600,000)	(600,000)
Net loss for the year	—	—	—	—	—	—	—	(10,493,157)	(10,493,157)
Balance at December 31, 2013 (Successor)	10	$—	109,156,213	$109,157	$—	$26,701,156	$—	$(40,385,839)	$(13,575,526)

The accompanying notes are an integral part of these consolidated financial statements.

Signal Point Holdings Corp. and Subsidiaries
Consolidated Statements of Cash Flows

	Successor		Predecessor
	December 31, 2013	For the Period From September 29, 2012 Through December 31, 2012	For the Period From January 1, 2012 Through September 28, 2012
Cash flow from operating activities
Net (loss) income	$(10,493,157)	$(29,142,682)	$1,674,118
(Loss) income from discontinued operations	(3,122,701)	(2,476,932)	207,274
(Loss) income from continuing operations	(7,370,456)	(26,665,750)	1,466,844
Adjustments to reconcile loss (income) from continuing operations to net cash used in operating activities:
Depreciation and amortization	305,265	67,863	206,076
Amortization of debt discount and deferred financing costs	223,159	922,877	839,846
Amortization of intangible asset	95,833	—	—
Bad debt expense	555,096	230,187	506,740
Loss on sale of assets	31,173	—	—
Impairment of goodwill	—	24,190,857	—
Stock based compensation	—	—	1,508,054
Write-off of capitalized software	—	—	238,270
Debt forgiveness:
Related party interest	(370,045)	—	—
Other, non-related party	(81,851)	—	—
Reorganization items:
Cancellation of accounts payable and accrued expenses	—	—	(28,474,182)
Write-off of assets	—	—	(19,057,189)
Cancellation of equity accounts	—	—	57,688,694
Change in current assets and liabilities:
(Increase) decrease in accounts receivable	(83,317)	(262,956)	(311,751)
(Increase) decrease in prepaid expenses and other current assets	(172,842)	867	178,778
(Increase) decrease in other assets	(335,002)	(275,000)	(40,300)
(Increase) decrease in assets held for sale	(2,988)	—	—
Increase (decrease) in accounts payable and accrued expenses	2,256,869	566,685	—
Increase (decrease) in customer prepayments	488,233	2,420	135,479
Net cash (used in) provided by operating activities of continuing operations	(4,460,873)	(1,221,950)	14,885,359
Cancellation of liabilities of discontinued operations in bankruptcy	—	—	(20,337,921)
Other – net cash (used in) provided by discontinued operations	(1,510,939)	(547,524)	2,406,907
Net cash used in operating activities	(5,971,812)	(1,769,474)	(3,045,655)
Cash flows from investing activities
Cash paid on acquisition of SignalShare LLC, net	(406,981)	—	—
Cash acquired from SignalShare LLC upon acquisition	31,289	—	—
Proceeds from sale of property and equipment	32,288	—	—
Payment of software development costs	(67,071)	—	—
Payment made in connection with the Section 363 Sale transaction	—	(3,783,000)	—
Purchase of machinery and equipment	—	—	(8,200)
Net cash used in investing activities of continuing operations	(410,475)	(3,783,000)	(8,200)

The accompanying notes are an integral part of these consolidated financial statements.

Signal Point Holdings Corp. and Subsidiaries
Consolidated Statements of Cash Flows — (Continued)

	Successor		Predecessor
	December 31, 2013	For the Period From September 29, 2012 Through December 31, 2012	For the Period From January 1, 2012 Through September 28, 2012
Cash flows from financing activities
Contributed capital from majority shareholder	7,184,953	5,986,766	—
Proceeds from issuance of common stock	—	100,000	—
Payment of related party loans, net	(168,358)	—	(183,256)
Loans from related party	35,351	—	—
Payment on capital leases, net	(185,765)	(38,329)	(131,746)
Payment of Series A Preferred Stock dividends	(550,000)	(150,000)	—
Debtor-in-possession financing proceeds	—	—	3,500,000
Net cash provided by financing activities of continuing operations	6,316,181	5,898,437	3,184,998
Net cash used in financing activities of discontinued operations	(158,000)	(11,489)	(141,931)
Net cash provided by financing activities of continuing operations	6,158,181	5,886,948	3,043,067
Net (decrease) increase in cash	(224,106)	334,474	(10,788)
Cash, beginning of the period	376,626	42,152	52,940
Cash, end of the period	$152,520	$376,626	$42,152
Supplementary disclosure of cash flow information –
Cash paid during the year for
Interest	$397,603	$2,173,142	$—
Income taxes	$—	$—	$—
Supplemental disclosure of non-cash investing and financing activities –
Common stock issued in connection with the acquisition of SignalShare LLC	$4,500,000	$—
Assumption of net liabilities in Section 363 Sale	$—	$23,830,736	$—
Fixed assets purchased under capital lease obligation	$418,046	$—	$—
Proceeds from sale of assets offset against accounts payable	$145,156	$—	$—
Equipment purchased for resale	$520,983	$—	$—
Net present value of capital leases payable incurred on behalf of customers	$388,719	$—	$—
Repayment of capital leases payable made by customers	$56,099	$—	$—
Conversions of Brookville Special Purpose Fund debt to equity	$—	$4,674,506	$—
Conversions of Veritas High Yield Fund debt to equity	$—	$2,714,097	$—
Adjustment of the fair value of preferred stock assumed in the Section 363 Sale	$—	$1,649,999	$—

The accompanying notes are an integral part of these consolidated financial statements.

Signal Point Holdings Corp. and Subsidiaries
Notes to the Consolidated Financial Statements
1.   Nature of Operations
Signal Point Corp. was formed in July 2012 (originally named SignalShare Corp., with a name change to Intellispace and finally a name change to Signal Point Corp.), for the purpose of acquiring certain assets and assuming certain liabilities from the then bankruptcy estate of Wave2Wave Communications, Inc. (“Wave2Wave”) and subsidiaries. Signal Point Corp.’s acquisition of certain assets and the assumption of certain liabilities of Wave2Wave were accomplished on September 28, 2012 (see Note 3).
Subsequently, on October 3, 2012, Signal Point Holdings Corp. (“Signal Point Holdings”) was formed under the laws of the State of Delaware to be a holding company for the operating assets held by Signal Point Corp. Coincident with the formation of Signal Point Holdings, it created a new, wholly owned subsidiary, Signal Point Telecommunications Corp. The ownership interests in Signal Point Corp. were transferred to Signal Point Holdings and certain assets acquired and liabilities assumed related to the former operations of Wave2Wave were transferred from Signal Point Corp. to Signal Point Telecommunications Corp. The remaining acquired assets and assumed liabilities of Signal Point Corp. related to Wave2Wave’s wholly-owned subsidiary, RNK, Inc. (“RNK”) and remained in Signal Point Corp. Signal Point Corp. became a wholly owned subsidiary of Signal Point Holdings. Collectively, all of the prior corporations will be referred to as “Holdings.”
Holdings is comprised of its wholly owned subsidiaries Signal Point Telecommunications Corp. (“Signal Point”), Signal Point Corp. (“Signal Point Corp.”) and SignalShare LLC (“SignalShare”) (collectively, the “Company,” “Holdings” or “We” or “Our”).
Signal Point provides high speed wired and wireless broadband services to customers located throughout the United States.
Signal Point Corp. operated in the communications services industry providing voice, data, and Internet services through residential and commercial telephone service, Voice over Internet Protocol (“VoIP”) enabled services, prepaid and post-paid calling cards, conference calling, and wholesale carrier terminations. It is a registered and certified competitive local exchange carrier (“CLEC”) providing local exchange services primarily in the New England region, and is also a licensed and registered interexchange carrier (“IXC”) or “long distance” carrier, providing domestic and international long distance services. Signal Point Corp. markets its services to customers either directly or through reseller channels. Signal Point Corp. was closed down on June 30, 2013 (See Note 6).
SignalShare provides turnkey services including all technology, infrastructure and expertise necessary to construct both temporary and permanent broadband wireless networks at large event forums, such as stadiums and concert venues.
The Company is registered to transact businesses within various states located on the East Coast and in the Midwest of the United States.
Prior to September 28, 2012, Signal Point was formerly known as Wave2Wave and Signal Point Corp. was formerly known as RNK, Inc. (“RNK”), a wholly owned subsidiary of Wave2Wave. Wave2Wave and RNK converted their Chapter 11 bankruptcy filings into a Chapter 7 liquidation proceeding, upon the consummation of the Section 363 Sale on September 28, 2012, and are referred to in the accompanying consolidated financial statements as the “Predecessor Company,” or “Predecessor” or “Wave2Wave Group.”
2.   Liquidity Matters
At December 31, 2013, the Company had a cash balance of $152,520, had incurred a net loss of $10,493,157 and used $5,971,812 in cash for operating activities for the year ended December 31, 2013. In addition, the Company had negative working capital (current liabilities exceeded current asset) of $16,279,003. The negative working capital was primarily comprised of $7,364,110 and $183,457 of current maturities of notes payable — related parties and loans payable — related parties, respectively, of which $6,925,610 of the current maturities of notes payable — related parties have been converted into equity of the Company during the first quarter ended March 31, 2014 (see Note 9, Notes Payable — Related Parties), thus reducing cash payments going forward. The Company’s principal shareholder and chief executive officer has been funding the Company’s operations since October 2012. Subsequent to the balance sheet date, the Company received additional working capital funds of $5,583,500 from the principal shareholder and chief executive officer which was recorded as contributed capital. The Company is anticipating receiving additional working capital funds of approximately $1.25 million on or about August 15, 2014 from its principal shareholder and chief executive officer as evidenced by his financial support letter. Furthermore, the principal shareholder and chief executive officer is committed to providing additional funding to the Company for the next twelve months from the date of this report to meet the Company’s working capital requirements on as needed basis.
The Company has moved to aggressively reduce costs and streamline its operations. As disclosed in Note 22 — Subsequent Events, the Company has also entered into a merger agreement with RoomLinX, a provider of competitive television and voice services to the hospitality industry. The consolidation of the executive and financial functions may also result in further reductions in combined expenses.
Management believes that with the current cash balance of $3,064,430 at March 31, 2014, the principal shareholder and chief executive officer’s commitment to provide additional funding to the Company along with the current customer base, the projected cash flow and the projected minimum revenues for the next twelve months will allow the Company to continue to improve its working capital and will provide sufficient capital resources to meet projected cash flow requirements for at least one year plus a day from the date of this report.
3.   The Wave2Wave Chapter 11 Bankruptcy Proceeding and the 363 Sale
On February 17, 2012 (the “Filing Date”), Wave2Wave and its subsidiaries (collectively referred to as the “Debtors”) filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Code (the “Bankruptcy Code”). During the Bankruptcy proceeding, the Debtors remained in possession of their assets and continued management of their business as debtors-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.
The Debtors’ Chapter 11 cases were filed principally as a result of Verizon Services Corp.’s threat to discontinue service to the Debtors, which would have caused the immediate cessation of operations and destruction of all of the Debtors’ enterprise value. In addition, prior to the Filing Date, the Debtors’ business operations were negatively impacted by the Federal Communication Commission’s (“FCC”) and several state public utilities commissions’ overhaul of what is commonly known as the “intercarrier compensation” system. In addition to the overhaul of the “intercarrier compensation” system by the FCC, several states in which the Debtors operate made changes to decrease intrastate access charges that negatively impacted the Debtors’ businesses. These changes, collectively, resulted in a significant negative impact on the Debtors’ revenues that continued during these Chapter 11 cases.
Moreover, after the Filing Date, the Debtors lost a significant number of international customers. Furthermore, the Predecessor’s competitive local exchange carrier business was negatively impacted by customers “porting” out substantial minutes to other providers. These adverse factors resulted in weakened cash collections and lower cash flows than originally projected at the beginning of the bankruptcy process. Those sluggish cash collections caused the Debtors to incur post-petition administrative expenses that they were unable to satisfy.
As part of the bankruptcy process, the Debtors obtained a $3.5 million loan, known as debtor in possession (“DIP Loan”) financing, from an entity controlled by its secured lender (the “Managing Member”) (See Note 9, Notes Payable — Related Parties). The purpose of this DIP Loan was to provide liquidity to the Debtors to enable them to provide security deposits for services they required from other telecommunications providers.
On April 19, 2012, the Debtors filed a plan of reorganization (the “Plan”) and accompanying disclosure statement (the “Disclosure Statement”) for the Plan. Subsequent to the filing of the Plan, the Debtors and their advisors evaluated the cash requirement necessary to confirm the Plan and determined that the Debtors were unable to raise the necessary exit financing and/or capital to fund the Debtors’ exit from Chapter 11 under the Plan. As a result, the Debtors were faced with two options: (a) convert the

Chapter 11 cases to cases under Chapter 7 of the Bankruptcy Code pursuant to Section 1112(a) of the Bankruptcy Code (i.e., liquidation); or (b) pursue a sale of the Debtors’ assets under Section 363 of the Bankruptcy Code. Based on the liquidation analysis provided as an exhibit to the Disclosure Statement, conversion to Chapter 7 was determined to be the less desirable option since it provided the least amount of recovery to the various creditor constituencies.
As a result, the Debtors and their advisors had several discussions with the Managing Member of the Debtors’ first-lien and second-lien pre-petition lenders, respectively, and the managing member of the DIP Lender (the “Lender”). The Debtors and the Lender discussed, among other things, the possibility of an entity controlled by the Lender serving as the “stalking horse” for the sale of the Debtors’ assets (the “Section 363 Sale”). Those discussions and ensuing negotiations among the Debtors and the Lender culminated in an Asset Purchase Agreement (the “APA”) by and among the Debtors and Holdings (formerly known as Signal Point Corp.) (the “Purchaser”).
The purchase price for the purchased assets consisted of (a) a cash payment at closing of $3,783,000 (the “Closing Cash Payment”) which was considered an equity contribution made by the Purchaser and (ii)usb Purchaser’s assumption of the Assumed Liabilities. The Closing Cash Payment was used to pay the following: (i) the amount of all unpaid fees and expenses as of the Closing for the Debtors’ professionals and the Official Committee of Unsecured Creditors’ professionals; (ii) the amount of statutory fees payable to the Office of the United States Trustee; (iii) the amount of the settlement payment due to the affiliates of Verizon Communications Inc.; and (iv) the amount payable to counsel for the Official Committee of Unsecured Creditors for disbursement to the Sellers’ general unsecured creditors or as otherwise determined and directed by the Official Committee of Unsecured Creditors.
The Bankruptcy Court held an auction of the Debtor’s assets and the Lender’s stalking horse bid was the highest bid and declared by the Court as the winner of the bankruptcy auction. Any other bidder would have had to propose a cash payment for the assumed debt that would have been acceptable to the Purchaser. This requirement made it difficult for another bidder to be successful in the Bankruptcy auction. As a result of the 363 Sale order of the Bankruptcy Court, the Bankruptcy Code authorizes a debtor-in-possession to sell property of the estate under Section 363(b) free and clear of any interest or lien in such property.
The Bankruptcy Court approved the sale of the assets to the Purchaser on September 28, 2012.
Subsequent to the Section 363 Sale, a trustee used the remaining portion (after the payment of a Bankruptcy Court-approved payment to Verizon and final payments to the bankruptcy professionals in the Wave2Wave Group bankruptcy) of the $3,783,000 cash payment made by the Purchaser, to assist in the liquidation of the former Wave2Wave Group.
Upon the conclusion of the sale, the name of the Predecessor was changed to Signal Point Telecommunications, Corp., and the name of its former wholly owned subsidiary, RNK, was changed to Signal Point Corp. All former equity interests in Wave2Wave Group were cancelled as a result of the bankruptcy filing.
Effective October 31, 2012, the Debtors and Purchaser executed a management agreement (the “Management Agreement”), pursuant to which the Purchaser agreed to fund the continued operations of the newly named business of Holdings and the Debtors agreed to act as manager of the operations in each state or jurisdiction for which a FCC Consent or State Regulatory Consent had not been obtained on behalf of the Purchaser and at its direction consistent with all applicable laws and regulations.
Application of Fresh-Start Reporting
The Bankruptcy Court did not determine a reorganization value in connection with the Section 363 Sale process as the assets sold and the liabilities assumed were subject to a public sale process. Reorganization value is defined as the value of our assets without liabilities. Fresh-start accounting is specified in Accounting Standards Codification section 852 (“ASC 852”), which requires that total post-petition liabilities and allowed claims be in excess of reorganization value and prepetition stockholders receive less than 50% of the new common stock. As of our reorganization date, September 29, 2012, the Company determined that both of the ASC 852 criteria were met and, as a result, the Company applied fresh-start reporting.

The Company brought forward into the new company, certain assets and known liabilities. All of our prepetition shareholders equity remained with the predecessor entity and their equity interests were eliminated in the liquidation.
The Company determined that the book value of the assets and liabilities that were purchased in the Section 363 Sale approximated the fair value of those assets and liabilities, except for the nonconvertible Series A Allied Preferred Stock with an original maturity date of August 15, 2018, issued to Allied International Fund, Inc. (“Allied Preferred Stock”) that was fair valued using a discounted present value approach over the remaining monthly dividend payments called for under the Allied Preferred Stock agreement (a level 2 fair value measurement). The value of the Allied Preferred Stock was determined to be $1,650,000.
The following table reconciles our enterprise value to our estimated reorganization value and the estimated fair value of our equity.

Successor at September 29, 2012
Fresh-Start Accounting Reconciliation
Equity value	$5,432,999
Secured notes payable	17,127,692
Enterprise value	22,560,691
Operating liabilities	5,510,444
Less, goodwill in the transaction	(24,859,316)
Fair value of assets purchased	$3,211,819

Effect of Section 363 Sale Transaction and Application of Fresh-Start Reporting
The following table summarizes the values of the assets purchased and liabilities assumed as a result of the Section 363 Sale and the application of fresh-start reporting and presents the total balance sheet as of the September 28, 2012 Section 363 Sale date.

	Balance Before Section 363 Sale	Reorganization Via Section 363 Sale Adjustments		Reorganization via Section 363 Sale Basis	Fresh-Start Reporting Adjustments		Successor Including Reorganization via Section 363 Sale and Fresh-Start Reporting Adjustments September 29, 2012
Assets
Current assets	$2,273,306	$—		$2,273,306	$—		$2,273,306
Net property, plant and equipment	423,465	—		423,465	—		423,465
Other assets	515,048	—		515,048	—		515,048
Goodwill	—	23,209,317	(a)	23,209,317	1,649,999	(e)	24,859,316
Total assets	$3,211,819	$23,209,317		$26,421,136	$1,649,999		$28,071,135

	Balance Before Section 363 Sale	Reorganization Via Section 363 Sale Adjustments		Reorganization via Section 363 Sale Basis	Fresh-Start Reporting Adjustments		Successor Including Reorganization via Section 363 Sale and Fresh-Start Reporting Adjustments September 29, 2012
Liabilities and Stockholders’ Equity
Liabilities
Accounts payable assumed	$23,092,757	$(18,911,538	)(b)	$4,181,219			$4,181,219
Other current liabilities	1,276,667	—		1,276,667			1,276,667
Total current liabilities	24,369,424	(18,911,538)		5,457,886	—		5,457,886
Other non-current liabilities	52,557	—		52,557			52,557
Long-term debt to Wilmington Trust	19,850,000	(19,850,000	)(c)	—			—
Notes payable
Brookville Special Purpose Fund, net of debt discount	9,771,439	—		9,771,439			9,771,439
Veritas High Yield Fund, net of debt discount	3,856,253	—		3,856,253			3,856,253
Robert DePalo Special Opportunity Fund	3,500,000	—		3,500,000			3,500,000
Total long-term debt	17,127,692	—		17,127,692	—		17,127,692
Nonconvertible Series A Preferred Stock	1	—		1	9	(e)	10
Total liabilities	61,399,674	(38,761,538)		22,638,136	9		22,638,145
Stockholders’ Equity (Deficiency)	(58,187,855)	61,970,855	(d)	3,783,000	1,649,990	(e)	5,432,990
Total Liabilities and Stockholders’ Equity	$3,211,819	$23,209,317		$26,421,136	$1,649,999		$28,071,135

The explanations for the adjustments made in the fresh-start reporting table are as follows:
Reorganization Via Section 363 Sale Adjustments
(a) The adjustment to goodwill records the amount of goodwill in the transaction determined as the difference between the net assets acquired and the net liabilities assumed and the cash investment made in connection with the Section 363 Sale.
(b) The adjustment to accounts payable assumed represents the difference between the assumed accounts payable as ordered by the Bankruptcy Court and the accounts payable accumulated on the Predecessor Company’s accounting records at the Section 363 Sale Date. As shown in Note 4, Summary of Significant Accounting Policies and Principles of Consolidation, in the section entitled Accounts Payable Claims and Disputes, the Bankruptcy Court established that the amount of accounts payable to be assumed by Holdings was $8,350,237. A $3.4 million payment was made to Verizon on the bankruptcy exit date. In addition, in the December 2012, Holdings reached a settlement with another major creditor. Both settlements were included in the $8,350,237 amount, but were not included in the $4,181,219 amount shown as “Accounts payable assumed” in the table shown above.
(c) The adjustment to long-term debt to Wilmington Trust represents a specific debt instrument that was not assumed as part of the Section 363 Sale and that remained in the bankruptcy estate.
(d) The adjustment to stockholders’ equity represents the net adjustment required to properly state the reorganized stockholders’ equity at the Section 363 Sale date. The $3,783,000 represents the cash payment required in connection with the Section 363 Sale transaction. All previously existing Wave2Wave Group common stock was left in the bankruptcy estate and was cancelled upon the conversion of the Wave2Wave Group Chapter 11 bankruptcy filing to a Chapter 7 liquidation contemporaneous with the Section 363 Sale.

Fresh-Start Reporting Adjustments
(e) This represents a fair value adjustment of the Series A preferred stock assumed in the Section 363 Sale to value that preferred stock at $1,650,000 based on the present value of future expected dividends to be paid (a level 2 fair value adjustment). The par value of the Successor Company preferred stock was increased to $0.01 compared to the Predecessor Company par value of preferred stock of $0.001, which required a $9 increase to the Series A preferred stock to properly state it at par value and recording an increase to Additional Paid-in Capital of $1,649,990.
There were no other adjustments made as the remaining assets and liabilities were determined to approximate their fair value at the date of the Section 363 Sale.
4.   Summary of Significant Accounting Policies and Principles of Consolidation
The consolidated financial statement have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and include Holdings and its wholly-owned subsidiaries (SignalPoint Telecommunications Corp., Signal Point Corp. and SignalShare). All inter-company accounts and transactions have been eliminated. The accounting principles used by the Company and the Predecessor Company are identical. As a result, the policies discussed below apply generally to both the Company and the Predecessor Company. To the extent that any accounting policies are different between the Company and the Predecessor Company, those differences are specifically noted below.
Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most significant and subjective judgments include revenue recognition, the valuation of long-lived assets, goodwill, the valuation and recognition of stock-based compensation expense and acquired indefinite-lived intangible assets. In addition, the Company has other accounting policies that involve estimates such as the allowance for doubtful accounts, revenue reserves, the determination of the useful lives of long-lived assets, the recognition of the fair value of assets acquired and liabilities assumed in business combinations, accruals for estimated tax and legal liabilities, valuation allowance for deferred tax assets, and cost of revenue disputes for communications services. Actual results may differ from these estimates under different assumptions or conditions and such differences could be material.
Cash and Cash Equivalents
For purposes of financial statements presentation, the Company considers all highly liquid investments with maturities of three months or less to be cash and cash equivalents.
Restricted Cash
Restricted cash represents collateral on letters of credit related to Signal Point Corp’s building leases for the Bedford and Dedham, Massachusetts’s locations and collateral held by a State in connection with certain licenses held by Signal Point Corp. In addition, during the bankruptcy period of the Predecessor Company, certain cash deposits were required to be provided to service providers as a condition to doing business with those service providers. Those deposits were either acquired as an asset in the Section 363 Sale or remained in the bankruptcy estate to be used to pay claims of the deposit holders. The restricted cash of $50,000 is included in the accompanying consolidated balance sheets under the line item “Assets of discontinued operations.”
Accounts Receivable and Allowance for Doubtful Accounts
The Company extends credit to certain customers in the normal course of business, based upon credit evaluations, primarily with 30 – 60 day terms. The Company’s reserve requirements are based on the best facts available to the Company and are reevaluated and adjusted as additional information is received. The

Company’s reserves are also based on amounts determined by using percentages applied to certain aged receivable categories. These percentages are determined by a variety of factors including, but not limited to, current economic trends, historical payment and bad debt write-off experience. Accounts are written off when they are deemed uncollectible.
In connection with the conclusion of the Wave2Wave Group bankruptcy and the purchase of the assets and liabilities from the bankruptcy estate by Holdings, the accounts receivable balances at Signal Point Corp. (RNK) were significantly impaired and written down to their estimated effective collectability. During the bankruptcy period, a significant number of customers moved their business away from Signal Point Corp. and did not pay balances then owing to Signal Point Corp. These accounts receivable amounts remained in the Wave2Wave Group bankruptcy estate and were expected to provide a portion of the funds to repay creditors whose accounts payable remained in the bankruptcy estate.
The Company evaluated its accounts receivable at both December 31, 2013 and 2012 and did not record an allowance for doubtful accounts because of the assurance of collectability of those receivables at the respective periods.
Inventory
Inventory is stated at the lower of cost or market value using the first-in, first-out (FIFO) method. Inventory consists of Voice over Internet Protocol (VoIP) telephones and adapters that are sold in the normal course of business to end-user customers and resellers. Substantially all of the inventory was held on the books of Signal Point Corp. and was written off at June 30, 2013, when Signal Point Corp., was closed, which has been classified as discontinued operations in the accompanying consolidated financial statements.
Property, Equipment and Software
Property, equipment, and software are recorded at cost, using the straight-line method over the estimated useful life of the related assets as shown below.

Telephone equipment	5 – 9.5 years
Machinery and equipment	3 – 10 years
Furniture and fixtures	5 – 7 years
Vehicles	4 – 5 years
Leasehold improvements	3 years
Computer software	3 years

Leasehold improvements are depreciated over the shorter of their estimated useful lives or their reasonably assured lease terms.
Major improvements that extend the useful life or add functionality to property are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred.
The Company performs periodic internal reviews to determine depreciable lives of its property, equipment and software based on input from Company personnel, actual usage and the physical condition of the Company’s property, equipment and software.
Software Development
At December 31, 2013, SignalShare had incurred and capitalized $197,596 in software development costs related to its Live-Fi software system. The amounts capitalized represent the costs incurred for the use of outside vendors and do not include the capitalization of internal software development costs. The Live-Fi software amount is included in the accompanying balance sheet in the line item “Other assets.” It is anticipated that the Live-Fi software will be fully developed in 2014 and a useful life will be determined at that time. The software will be amortized over its useful life beginning in the second half of 2014.
Accounts Payable Claims and Disputes
The Company has established a systematic approach to record accounts payable based on invoice amount, net of claims filed and acknowledged by vendors, as well as any additional credits received. Billings from carriers frequently require adjustment to reflect the Company’s correct usage of those carrier services. All claims by the Company against vendors are netted against payables to those vendors and expect to be settled through credits issued by vendors. Any additional credits received such as late fees usually waived by vendors, are generally insignificant.
On September 28, 2012, the date of the Section 363 Sale in the Wave2Wave Group bankruptcy, the Bankruptcy Court established the amount of accounts payable that would be assumed by Holdings. The amount consisted of a portion of both Wave2Wave and RNK pre-petition accounts payable owing at the date of the bankruptcy filing on February 17, 2012 and referred to as “cure” payments and accounts payable accumulated during the bankruptcy period referred to as “post-petition” accounts payable. The balances established by the Bankruptcy Court for these amounts were as follows —

Payable Type	Wave2Wave	RNK	Total
Cure payments	$5,244,011	$690,783	$5,934,794
Post-Petition	969,582	1,445,861	2,415,443
Total	$6,213,593	$2,136,644	$8,350,237

These balances also include settlements ordered by the Bankruptcy Court but achieved after the date of the Section 363 Sale with certain of the Company’s largest vendors. The largest single negotiated claim was with Verizon in the amount of $3.4 million and was paid on the bankruptcy exit date by applying an overpayment credit that arose during the bankruptcy period in the amount of $500,000, the application of $300,000 of a deposit (that was replenished post bankruptcy) and a $2.6 million payment that was made from the proceeds of the $3,783,000 cash payment made by the Purchaser to exit bankruptcy.
Revenue Recognition
The Company, through its wholly owned subsidiary Signal Point Corp., was a Competitive Local Exchange Carrier (“CLEC”), and a broadband Internet Service Provider (“ISP”). As such, the Company derived revenue from sales of its network, carrier, subscriber services, and prepaid calling card fees. Signal Point derives the majority of its revenue from monthly recurring fees and usage-based fees that are generated principally by sales of its network, carrier and subscription services. In addition, with the acquisition of SignalShare, the Company derives revenues from the construction of both temporary and permanent broadband installation services at large event forums.
Monthly recurring fees include the fees paid by Signal Point’s network and carrier services customers for lines in service and additional features on those lines. Signal Point primarily bills monthly recurring fees in advance, and recognizes the fees in the period in which the service is provided.
Usage-based fees consist of fees paid by Signal Point’s network and carrier services customers for each call made, and fees paid by outside carriers when Signal Point’s switching facilities provide a connection between the carrier and the end user, i.e. “reciprocal compensation,” and access fees paid by carriers for long distance calls Signal Point originates or terminates for those carriers. These fees are billed in arrears and recognized in the period in which the service is provided.
Subscriber fees include monthly recurring fees paid by Signal Point’s end-user subscribers for lines in service, additional features on those lines, and usage-based per-call and per-minute fees. Subscriber fees also consist of provision of access to data, wireless, and VoIP services. These fees are billed in advance for monthly recurring items and in arrears for usage-based items, and revenues are recognized in the period in which service is provided.
Prepaid calling card fees are billed in advance based on the retail face value of the calling card, net of wholesale discounts, if applicable. The revenue from the sale of the prepaid calling card is deferred on the balance sheet and recognized as the card is used and service is provided to the end user.
Termination revenue is recognized when a customer discontinues service prior to the end of the contract period, for which the Company had previously received consideration. Termination revenue is also recognized when customers are required to make termination penalty payments to the Company to settle contractually committed purchase amounts that the customer no longer expects to meet or when a customer and the Company renegotiate a contract under which the Company is no longer obligated to provide services for consideration previously received.

SignalShare product sales are only recognized as revenue at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery or service is completed, no other significant obligations of the Company exist and collectability is reasonably assured.
Signal Point and SignalShare also recognize revenue on the basis of the milestone method for revenue recognition for services delivered related to the installation of temporary or permanent wireless Internet solutions as per the contract arrangement and when the performance and acceptance criteria have been met and agreed to by the customer.
Revenue arises from setting up a Wi-Fi network for an event, an equipment sales contract, an equipment rental contract, consulting services and support and maintenance contracts. The table below describes the accounting for the various components of SignalShare’s revenues.

Product	Recognition Policy
Event Services (Setting up a Wi-Fi network) Workshops and Workshop Certificates	Deferred and recognized upon the completion of the event
Equipment sales	Recognized at the time delivered and installed at the customer location
Equipment rental contract	Deferred and recognized as services are delivered, or on a straight-line basis over the initial term of the rental contract
Consulting services (on Wi-Fi networks, installation, maintenance)	Recognized as services are delivered
Support and Maintenance contract	Deferred and recognized on a straight-line basis over the term of the arrangement

The Company recognizes revenue in accordance with accounting principles generally accepted in the United States (“US GAAP”), specifically Accounting Standards Codification (“ASC”) 605 “Revenue Recognition,” which requires satisfaction of the following four basic criteria before revenue can be recognized:
•
  There is persuasive evidence that an arrangement exists;
•
  Delivery has occurred or services have been rendered
•
  The fee is fixed and determinable; and
•
  Collectability is reasonably assured.
The Company bases its determination of the third and fourth criteria above on the Company’s judgment regarding the fixed nature of the fee it has charged for the services rendered and products delivered, and the prospects that those fees will be collected. If changes in conditions should cause it to determine that these criteria likely will not be met for some future transactions, revenue recognized for any reporting period could be materially adversely affected.
Company management continually reviews and evaluates the collectability of revenues. For further information please see “Accounts Receivable and Allowance for Doubtful Accounts.” The Company’s management makes estimates of future customer credits and settlements due to various disputes on pricing and other terms of the contracts, through the analysis of historical trends and known events. Provisions for customer credits and settlements are recorded as a reduction of revenue when incurred and estimable. Since any revenue allowances are recorded as an offset to revenue, any future increases or decreases in the allowances will positively or negatively affect revenue by the same amount.
Deferred Revenue and Customer Prepayments
Signal Point bills customers in advance for certain of its telecommunications services. If the customer makes payment before the service is rendered to the customer, Signal Point records the payment in a liability account entitled customer prepayments and recognizes the revenue related to the communications services when the customer receives and utilizes that service, at which time the earnings process is complete.

SignalShare, from time to time, enters into leasing transactions to finance certain customer projects. In these leasing transactions, SignalShare receives payment from the third-party leasing company and uses the cash received to fund the project. All revenues related to these types of projects are deferred until the project is completed and the customer has approved the installation. At that time, SignalShare records the revenue previously deferred as it has no further obligation to the customer and the earnings process is complete. For the year ended December 31, 2013, SignalShare recorded $558,458 in deferred revenue and $229,714 in prepaid expenses for uncompleted customer projects.
Advertising Costs
Advertising costs are expensed as incurred. Advertising expense for the year ended December 31, 2013, the period from September 29, 2012 through December 31, 2012 and the period from January 1, 2012 through September 28, 2012 were negligible in each respective period.
Prepaid Expenses and Other Current Assets
Prepaid expenses and other current assets consist of services, insurance, maintenance contracts and refundable deposits. Other than refundable deposits, prepayments are expensed on a straight-line basis over the corresponding life of the underlying agreements.
Cost of Sales
Cost of sales consists primarily of leased transport charges and usage costs for local and long distance calls. Leased transport charges are the payments the Company makes to lease the telephone and data transmission lines it uses to connect customers to the Company’s network and to connect the Company’s network to the networks of other carriers. Usage costs for local and long distance calls are the costs incurred to connect the calls made by customers that are terminated on the networks of other carriers. These costs may include an estimate of charges for which invoices have not yet been received, and may be based upon the estimated number of transmission lines and facilities in service, estimated minutes of use, estimated amounts accrued for pending disputes with other carriers, as well as upon the contractual rates charged by the Company’s service providers. Subsequent adjustments to these estimates may occur after the bills are received for the actual costs incurred, but these adjustments generally are not expected to have a material impact on the operating results based on historical experience.
Judgment is required in estimating the ultimate outcome of the dispute resolution process, as well as any other amounts that may be incurred to conclude the negotiations or settle any litigation. Actual results may differ from estimates and such differences could be material.
Selling, General and Administrative Expenses
The Company’s selling, general and administrative expenses are defined as expenses incurred by the Company that relate directly to the day-to-day operations and the administration of the Company. These costs consist primarily of, but are not limited to, compensation, stock-based compensation (prior to September 28, 2012), depreciation and amortization, commissions, selling and marketing, customer service, billing, corporate administration, engineering, personnel and other costs.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to credit risk consist of cash, cash equivalents and accounts receivable. Exposure to losses on accounts receivable is principally dependent on each customer’s financial condition. The Company monitors its exposure for customer credit losses and maintains allowances for anticipated losses. The Company places its cash and cash equivalents in financial institutions insured by the Federal Depository Insurance Corporation, to the maximum amount of that coverage. Additionally, the Company limits its amount of credit exposure to any one institution. The Company has never experienced any losses in these accounts and believes that its credit risk exposure with respect to cash balances held by depository institutions is limited.
Concentrations
The Company currently leases its transport capacity from a limited number of suppliers and is dependent upon the availability of transmission facilities owned by the suppliers. The Company is vulnerable to the risk of renewing favorable supplier contracts and timeliness of the supplier in processing the Company’s orders for customers, and is at risk related to regulation and regulatory developments that govern the rates to be charged to the Company and, in some instances, whether certain facilities are required to be made available to the Company. The Company has two major suppliers: Verizon Communications, Inc. and Level 3 that account for a combined 59%, 53% and 53% of its carrier cost of services for the year ended December 31, 2013, the period from September 29, 2012 through December 31, 2012 and the period from January 1, 2012 through September 28, 2012, respectively. Verizon and Level 3 accounted for a combined 56%, 23% and 0% of the balance in accounts payable at December 31, 2013, December 31, 2012 and September 28, 2012, respectively.
The Company has no other supplier that accounts for greater than 10% of the Company’s costs of services. (See Note 20 for a discussion of concentration of customers).
Stock-Based Compensation
The Predecessor Company had issued stock-based compensation to employees, directors and vendors and, as a result, had adopted the requirements of ASC 505 “Equity” and ASC 718-10 “Stock Compensation” under the modified prospective transition method. The standards required the measurement of stock-based compensation cost at the grant date, based upon the estimated fair value of the award, and required amortization of the related expense over the employee’s requisite service period.
Under ASC 718-10, stock-based compensation cost was recognized over the period during which an employee is required to provide service in exchange for the award (the “vesting” period). ASC 718-10 also required an entity to calculate the pool of excess tax benefits available to absorb tax deficiencies recognized subsequent to adoption of ASC 718-10 (the “APIC pool”). The Predecessor Company had evaluated its APIC pool and determined that it was immaterial. ASC 718-10 also amends ASC 230 “Cash Flows,” to require that excess tax benefits that had been reflected as operating cash flows be reflected as financing cash flows.
Certain assets and liabilities of the Predecessor Company were acquired in the “Section 363 Sale” from the bankruptcy estate, effective September 28, 2012. All of the outstanding common stock of the Predecessor Company was eliminated in the bankruptcy filing and the Company currently does not issue stock-based compensation to employees, directors or vendors.
Stock-based compensation expenses charged to the Predecessor Company’s operations for the period from January 1, 2012 through September 28, 2012, amounted to $1,508,054 in connection with the vested stock warrants and options.
Goodwill
Goodwill represents the excess of cost over the fair value of net assets of businesses acquired. In accordance with the provisions of ASC 350 “Intangibles — Goodwill and Other” (“ASC 350”), the Company does not amortize goodwill or other acquired intangible assets with indefinite useful lives. The Company has identified two reporting units as defined in ASC 350. Goodwill is assessed for impairment at least annually, based upon the Company’s estimate of the fair value of the reporting units.
The Company assesses the carrying value of its goodwill at December 31 of each fiscal year. In accordance with the Intangibles — Goodwill and Other Topic, goodwill of a reporting unit will also be tested for impairment between annual tests if a triggering event occurs, as defined by the “Intangibles — Goodwill and Other Topic,” that could potentially reduce the fair value of the reporting unit below its carrying value.
Testing for impairment of goodwill per US GAAP follows a two-step impairment test model and, beginning in 2012, GAAP permits an additional, initial qualitative assessment related to goodwill impairment. In accordance with the relevant accounting standards, the Company has chosen not to implement this initial qualitative assessment in making its impairment decision with respect to goodwill recorded in its accounts and has proceeded directly to step 1 as explained below:
•
  Step 1.   The carrying amount of the asset is compared with the undiscounted cash flows it is expected to generate. If the carrying amount is lower than the undiscounted cash flows, no impairment loss is recognized and Step 2 is not necessary. If the carrying amount is higher than the undiscounted cash flows, then Step 2 quantifies the impairment loss.

•
  Step 2.   An impairment loss is measured as the difference between the carrying amount and fair value. Fair value is defined as the price that would be received to sell an asset or that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. All previously recorded goodwill related to its RNK subsidiary was written off at December 31, 2011. In addition, the Company determined that at December 31, 2012 the aggregate undiscounted future net cash flows of the Company’s various reporting unit were less than the net carrying value of the Company. Accordingly, the Company determined that the goodwill arising from its acquisition of the assets and assumption of the liabilities of the Predecessor Company was impaired and therefore an impairment charge of $24,859,316, of which $24,190,857 was expensed and included in the operating loss and the remaining amount of $668,459 was included in the (loss) income from Discontinued Operations as to completely write-off the goodwill arising from the transaction that formed the basis of the Section 363 Sale.
Impairment of Long Lived Assets
In accordance with ASC 360 “Property, Plant, and Equipment” (the “PP&E Topic”), long-lived assets are periodically evaluated for potential impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. In the event that periodic assessments determine that the carrying amount of the asset exceeds the sum of the undiscounted cash flows (excluding interest on any borrowings used to fund the assets) that are expected to result from the use and eventual disposition of the asset, the Company would recognize an impairment loss to the extent the carrying amount exceeded the fair value of the property. The Company estimates the fair value using available market information or other industry valuation techniques such as present value calculations. In connection with the “Section 363 Sale,” property, plant and equipment acquired from the Predecessor Company were valued at its then fair value. There has been no indication since then that the fair value of that property, plant and equipment has declined.
At December 31, 2011 the property, plant and software of RNK was written down to its then net realizable value of $100,000 as a result of the competitive pressures and significantly eroded margins related to the former RNK business. As noted above, RNK was permanently shutdown on June 30, 2013.
In addition, in connection with the Section 363 Sale, an evaluation of certain capitalized software costs was made and it was determined that the Company’s investment in SalesForce.com and some other minor capitalized software was impaired and those amounts were written off at September 28, 2012 before those assets were recorded by Holdings. The amount of the write-off was $242,560 and is included in the other (expense) income, net in the accompanying Consolidated Statements of Operations.
Other Assets
Other assets consist primarily of security deposits and deposits made to suppliers in connection with the Wave2Wave Group bankruptcy filing.
Fair Value of Financial Instruments
We adopted the guidance of ASC 820 for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:
Level 1 — Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.
Level 2 — Inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.
Level 3 — Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts receivable, prepaid expenses, other current assets, accounts payable, accrued expenses, loans payable, deferred revenue and other current liabilities approximate their fair market value based on the short term maturity of these instruments.
ASC 825-10 “Financial Instruments,” allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding financial instruments.
Income Taxes
The Company utilizes ASC 740 “Income Taxes” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes primarily relate to the recognition of debt costs and stock based compensation expense. The adoption of ASC 740-10 did not have a material impact on the Company’s results of operations or financial condition.
Legal and Contingency Reserves
The Company accounts for legal and other contingencies in accordance with ASC 450 “Contingencies.” Loss contingencies are accrued by a charge to income if two conditions are met. The first condition is that information existing prior to the issuance of the consolidated financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the consolidated financial statements. It is implicit in this condition that it must be probable that one or more future events will occur confirming the fact of the loss. The second condition is that the amount of the loss can be reasonably estimated. There were no legal or contingency reserves that met the requirements to be recorded. See note 11 for a discussion of legal and contingency matters.
Recent Accounting Pronouncements
There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to have a material impact on the Company’s consolidated financial position, results of operations or cash flows. The discussion below contains the major accounting pronouncements during the audit period.
In February 2013, the Financial Accounting Standards Board (“FASB’’) issued Accounting Standards Update (“ASU’’) No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income requiring new disclosures regarding reclassification adjustments from accumulated other comprehensive income (“AOCI’’). ASU No. 2013-02 requires disclosure of amounts reclassified out of AOCI in its entirety, by component, on the face of the statement of operations or in the notes. The standard is effective for fiscal years beginning after December 15, 2012. The Company adopted this guidance beginning in the first quarter of 2013. Adoption of this guidance did not have an effect on the Company’s consolidated financial statements since the Company does not have any comprehensive income items.
In July 2013, the FASB issued guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The guidance is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013, with an option for early adoption. The Company does not believe the adoption of this standard will have a material impact on its consolidated financial statements.
Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force (“EITF’’)), the American Institute of Certified Public Accountants (“AICPA’’), and the Securities and Exchange Commission did not, or are not expected by management, to have a material impact on the Company’s present or future financial statements.

5.   Acquisition of SignalShare, LLC
On January 14, 2013, Holdings and its wholly owned subsidiary, SignalShare Acquisition Corporation (“Merger Sub”) and SignalShare and its members entered into a merger agreement whereby the members of SignalShare (the “Members”) exchanged their membership interests into rights to receive merger consideration, as set forth below, and Merger Sub merged with and into SignalShare where SignalShare became the surviving entity and Holdings became the sole member of this surviving entity. Merger Sub was dissolved immediately upon the completion of this transaction.
Holdings paid Merger consideration to the members of SignalShare of $4,950,000 comprised of (i) 3.00% of the then issued and outstanding Holdings’ Common Stock (consisting of 3,000,000 issued and outstanding shares of Common Stock issued to the Members at the Closing) valued at $4,500,000 (the then market price for sale of the Company’s shares), in exchange for 90.91% of the Member Interest, (ii) $450,000 in cash in exchange for 9.09% of the Member Interest to be paid as follows (a) an amount equal to $125,000 at Closing, (b) an amount equal to $125,000 within 24 hours following receipt by the Buyer of Audited Financial Statements (“Audit Delivery Date’’) reflecting gross revenues in the amount of at least $3,000,000 for the year ended December 31, 2012 and $100,000 of net earnings after returns, discounts and allowances computed in accordance with the Company’s accounting policies, (c) an amount equal to $50,000 ninety (90) days after the later to occur of Closing or the Audit Delivery Date, (d) an amount equal to $75,000 one hundred twenty (120) days after the later to occur of Closing and the Audit Delivery Date, and e) an amount equal to $75,000 one hundred eighty (180) days after the later to occur of Closing and the Audit Delivery Date. During 2013, payments in the amount of $406,981 had been made, resulting in an outstanding loan balance due to the Members of $43,019 at December 31, 2013.
On January 14, 2013, the closing date, pursuant to the merger agreement as discussed above, Holdings assumed an outstanding promissory note of SignalShare payable to certain of its Members in the amount of $171,976.
The acquisition of SignalShare has been accounted for as a business combination. Effective January 15, 2013, the results of SignalShare’s operations are included in the Company’s consolidated financial statements.
The following tables summarize the consideration transferred to acquire SignalShare and the amounts of identifiable assets acquired and liabilities assumed based on the estimated fair value of the assets acquired which fair value was substantially equivalent to book value on the date of the acquisition and no fair value adjustments were made to either the assets acquired or the liabilities assumed.

Issuance of 3,000,000 shares of common stock to SignalShare LLC former Members	$4,500,000
Cash portion of acquisition price	450,000
Total acquisition consideration	$4,950,000

The following table summarizes the recognized amounts of assets acquired and liabilities assumed.

Current Assets	$521,389
Fixed assets, net	301,405
Other assets	131,899
Current liabilities	(362,524)
Notes payable	(171,976)
Capital leases	(91,477)
Net assets acquired	328,716
Identifiable intangible assets	500,000
Goodwill	4,121,284
Total consideration	$4,950,000

The allocation to the identifiable intangible asset and goodwill is final. The intangible asset recognized is attributable to the five-year non-compete agreement that the Company has with senior executives of SignalShare. This intangible asset will be amortized and charged to expense over the five-year life of the non-compete agreements. In 2013, $95,833 was amortized and charged to expense (over the eleven and one-half months since the acquisition date) leaving a net balance of $404,167 at December 31, 2013 and a remaining amortization period of forty-eight and one-half months.

6.   The Shutdown of Signal Point Corp. (formerly known as RNK) and Its Presentation as Discontinued Operations
Shutdown of Signal Point Corp.
On June 30, 2013, the Company closed down the operations of Signal Point Corp. (formerly known as RNK). This decision was made as a result of a continuing decline in revenues, increasing costs and a Federal and state regulatory environment that continued to pressure margins in the Signal Point Corp. businesses. As a result of the decision to shutdown Signal Point Corp., all applicable employees were terminated, as were leases for RNK’s facilities and office space.
Discontinued Operations Presentation
As disclosed above, Signal Point Corp. was closed on June 30, 2013 and all operations at that subsidiary ceased. Therefore, at December 31, 2013 and 2012, Signal Point Corp. is presented in the consolidated financial statements as discontinued operations and its financial results are summarized as one-line items in the consolidated financial statements. In accordance with the relevant accounting standard guidance, the presentation of Signal Point Corp. as a discontinued operations in the December 31, 2013 consolidated financial statements requires that presentation to be used in the financial statements for both the period from January 1, 2012 through September 28, 2012 and the period from September 29, 2012 through December 31, 2012. As a result, Signal Point Corp. is presented as discontinued operations in all of the consolidated financial statements presented in this report.
The termination of the RNK operations will result in the Company focusing on its broadband businesses which business is accomplished through its Signal Point and SignalShare subsidiaries.
The primary components of the amounts reported as discontinued operations are summarized in the following table.
(Loss) Income from Discontinued Operations

	Successor		Predecessor
	For the Year Ended December 31, 2013	For the Period From September 29, 2012 through December 31, 2012	For the Period From January 1, 2012 through September 28, 2012
(Loss) income from discontinued operations
Revenues	$2,764,739	$1,901,352	$13,767,083
Cost of sales	3,455,165	2,546,918	15,902,471
Gross margin	(690,426)	(645,566)	(2,135,388)
Selling, general and administrative expenses	2,413,464	830,505	10,309,431
Other expense	19,291	1,000,861	80,242
Other income	(480)	—	(12,732,335)
(Loss) income from discontinued operations before income taxes	(3,122,701)	(2,476,932)	207,274
Income taxes	—		—
(Loss) income from discontinued operations, net of tax	$(3,122,701)	$(2,476,932)	$207,274

Assets and Liabilities of Discontinued Operations

	December 31, 2013	December 31, 2012
Assets
Cash	$27,750	$95,997
Accounts receivable	—	551,005
Prepaids and other current assets	—	155,446
Total current assets	27,750	802,448
Other assets	50,000	649,634
Total assets of discontinued operations	$77,750	$1,452,082
Liabilities
Accounts payable and accrued expenses	$3,296,410	$3,299,730
Other liabilities	199,278	116,527
Total liabilities of discontinued operations	$3,495,688	$3,416,257

7.   Property, Plant and Equipment
Property, plant and equipment consist of the following:

	Balance at December 31,
	2013	2012
Property, Plant and Equipment
Machinery and equipment	$5,049,299	$4,535,055
Equipment offsite	121,808	121,808
Furniture, fixtures and equipment	136,164	232,230
Software	125,587	—
Trucks and autos	36,040	36,040
Total property, plant and equipment	5,468,898	4,925,133
Less: accumulated depreciation	(5,007,727)	(4,669,531)
Property plant and equipment, net	$461,171	$255,602

Depreciation and amortization expense was $305,265, $67,863 and $206,076 for the year ended December 31, 2013, the period from September 29, 2012 through December 31, 2012 and the period from January 1, 2012 through September 28, 2012. Depreciation and amortization expense for all periods was included in the selling, general and administrative expense caption in the accompanying Consolidated Statements of Operations.
In 2013, an agreement was made with Signal Source Technologies (SST) to sell off old assets that SignalShare had used to deliver temporary Wi-Fi services. However, some assets were under lease. Therefore, the following two separate agreements were entered:
(a) Sale of assets for the total proceeds of $177,444: The Company incurred a loss of $31,173 on the sale related to this transaction. Further, out of the total sales proceeds, $145,156 was directly offset against an accounts payable balance due to SST.
(b) Lease reimbursements in the amount of $137,712: The lease liability could not be transferred to SST. It was agreed that SST would reimburse SignalShare for the lease payments made up to that point. In addition, SignalShare would invoice SST monthly for the amount of the lease obligation. SignalShare would still have full responsibility to the leasing companies for the remaining payments. Title to the assets would remain with SignalShare until the leases were fully paid. During the year ended December 31, 2013, SignalShare recorded lease reimbursements of $199,425 under “other income” in the accompanying consolidated statement of operations.

8.   Capital Lease Obligations
The Company had several capital lease obligations. Property under those capital lease obligations (included in property, plant and equipment) at December 31, 2013 and 2012 consist of the following:

	2013	2012
Capital Lease Property
Machinery & equipment	$476,228	$311,712
Software	125,587	—
Less: Accumulated depreciation	(192,512)	(205,657)
Net capital lease property	$409,303	$106,055

Depreciation and amortization expense of leased property under capital lease obligations amounted to $118,905, $17,550 and $52,650 for the year ended December 31, 2013 and the period from September 29, 2012 through December 31, 2012 and the period January 1, 2012 through September 28, 2012, respectively.
Future minimum lease obligations under the capital leases consist of the following for the year ending December 31:

Year	Amount
2014	$282,387
2015	275,468
2016	247,631
2017	194,245
2018	28,792
Total	1,028,523
Less – amounts representing interest	(68,617)
Present value of net minimum lease payments	959,906
Less: Current portion	(249,265)
Net long-term portion	$710,641

SignalShare Lease Transactions
SignalShare finances certain sales to customers through a third-party leasing company on their behalf. Once the equipment installation is complete, SignalShare recognizes the revenues and costs related to these transactions. Payments to the third-party leasing company are made directly by SignalShare’s customer and, if applicable, the customer has the option to purchase the equipment at the end of the lease for an additional payment.
At the inception of the lease, the third-party leasing company remits cash to SignalShare in an amount equal to the amount of the lease, less finance costs to be collected over the lease term. SignalShare purchases the equipment and completes the installation. The equipment is immediately expensed, as are the costs of the installation and the finance component of the lease is charged to cost of goods sold. Thus all of the revenue and costs are recorded immediately upon completion of the installation.
During the latter part of 2013, SignalShare purchased equipment to fulfill a customer sales order amounting to $520,983, but the installation was not completed as of December 31, 2013 and, accordingly, that equipment has been presented as “Equipment purchased for resale” in the accompanying consolidated balance sheets.
SignalShare is the lessee and is ultimately responsible for the payments under the lease. Since the equipment is installed on the customer’s property, the customer controls the equipment and the ultimate decision with regard to purchasing the equipment at the end of the lease term, SignalShare records an accounts receivable and a lease liability in its accounting books and records. The accounts receivable and lease liability are offset each month as the customer makes payments directly to the third-party leasing company. Where leases extend beyond twelve months, the related accounts receivable and payable are discounted at the imputed interest rate in the lease. In effect, SignalShare is a guarantor of the lease in the event that its customer doesn’t make the required lease payments. Since the inception of this program in mid-2013, SignalShare has not had to make any lease payments on behalf of a customer.
The lease related accounts receivable and the lease obligations, together with the balance sheet caption that contains each amount are as follows:

December 31, 2013
Lease accounts receivable
Current (accounts receivable)	$133,892
Long-term (other assets)	198,729
Total lease accounts receivable	$332,621
Lease obligations
Current (capital leases payable)	$133,892
Long-term (non-current lease obligations)	198,729
Total lease obligations	$332,621

Leases payable incurred on behalf of customers during the year ended December 31, 2013, amounted to $461,871. Repayment of capital lease payable made by customers directly to the third party leasing company during the year ended December 31, 2013 amounted to $56,099. The remaining cash payments (for both lease obligations and related interest) required under these leases payable after December 31, 2013, are $155,848 in 2014, $113,400 in 2015 and $145,311 in 2016.
9.   Notes Payable — Related Parties
The February 17, 2012 bankruptcy filing by the Predecessor Company had a significant effect on Notes Payable. All of the current notes payable originated as loans to Wave2Wave Group prior to the bankruptcy filing (the Brookville Special Purpose Fund, LLC and the Veritas High Yield Fund, LLC) or during the bankruptcy filing (the Robert DePalo Special Opportunity Fund, LLC) and all were assumed in connection with the Section 363 Sale described previously in Note 3, above. All of the notes payable were provided prior to the time that the current majority shareholder acquired control of the Company.
A summary of the outstanding balance of the various notes payable is as follows —

	Balance at
	December 31, 2013	December 31, 2012
Brookville Special Purpose Fund, net of $0 and $93,843 unamortized debt discount at December 31, 2013 and 2012, respectively	$5,477,950	$5,373,767
Veritas High Yield Fund, net of $160,966 and $245,615 unamortized debt discount at December 31, 2013 and 2012, respectively	1,611,623	1,564,523
Robert DePalo Special Opportunities Fund	3,053,121	3,500,000
Total notes payable – related parties	10,142,694	10,438,290
Less: current portion of notes payable – related parties	(7,364,110)	(10,438,290)
Long-term portion of notes payable – related parties	$2,778,584	$—

At December 31, 2012, all of the notes were in default and included in current maturities of notes payable. The maturity dates of two of the notes payable were both extended. On March 31, 2014, the Brookville Special Purpose Fund maturity date was extended to January 1, 2016 and the Veritas High Yield Fund maturity date was extended to April 1, 2016. The notes have been converted to a payment schedule that will fully amortize the existing balances of the notes payable by the maturity dates of the notes. The interest rates for these two notes payable remain at the originally negotiated 14% interest rate per annum.

In late 2012, holders of the Brookville Special Purpose Fund and Veritas High Yield Fund notes payable were solicited about converting a portion, or all, of their holdings in these notes payable to Holdings common stock based upon a $1.20 per common share value. Effective December 31, 2012, $4,674,505 of the Brookville Special Purpose Fund note payable and $2,714,097 of the Veritas High Yield Fund note payable were converted to Holdings’ equity.
Accrued interest related to the Brookville Special Purpose Fund, the Veritas High Yield Fund and the Robert DePalo Special Opportunity Fund was capitalized as part of the balance of these notes payable at December 31, 2013 and will be included in the repayment obligations of the Brookville Special Purpose Fund and the Veritas High Yield Fund scheduled to begin on May 1, 2014. The capitalized interest on the Robert DePalo Special Opportunity Fund was included in the conversion of that note payable to Holdings’ common equity upon the signing of the RoomLinx merger agreement on March 14, 2014 described in Note 22, below.
On March 14, 2014, in connection with signing the merger agreement with RoomLinX (see Note 22), the $3,053,121 balance of the Robert DePalo Special Opportunities Fund was converted to equity in Holdings using an agreed upon $1.20 per common share valuation.
In addition, on March 31, 2014, there were additional conversions of Brookville Special Purpose Fund and Veritas High Yield Fund notes payable to equity, both conversions using a value of $1.50 per common share. There were conversions of $3,098,416 of the principal amount of Brookville Special Purpose Fund notes payable into 2,065,607 shares of Holdings common stock. There were conversions of $774,073 of the principal amount of Veritas High Yield Fund notes payable into 516,050 shares of Holdings common stock.
For the year ended December 31, 2013, the period from September 29, 2012 through December 31, 2012 and the period from January 1, 2012 through September 28, 2012, the Company amortized $175,917, $699,886 and $727,413 of debt discount and $47,241, $223,677 and $114,419 of deferred financing costs, respectively. The amortization amounts for the period from September 29, 2012 through December 31, 2012, reflect the acceleration of both debt discount and deferred financing costs related to the conversion of the notes payable — related parties into equity at December 31, 2012.
A schedule of principal payments for the Brookville Special Purpose Fund and the Veritas High Yield Fund notes payable, by year, is set forth below. This table does not consider the notes payable conversions that took place in 2014. As disclosed above, the Robert DePalo Special Opportunities Fund note payable was converted to equity as additional paid-in capital of Holdings upon the signing of the RoomLinX merger on March 14, 2014.

Year	Amount
2014	$7,353,136
2015	808,802
2016	2,141,722
Total	10,303,660
Less: unamortized debt discount	(160,966)
Total notes payable – related parties	$10,142,694

A general description of the notes is set forth in the Predecessor Notes Payable section immediately below.
Predecessor Notes Payable
Brookville Special Purpose Fund, LLC
On March 24, 2011, the Predecessor Company entered into an $11,000,000 Senior Secured Term Loan (“Senior Secured Debt”) with Brookville Special Purpose Fund, LLC, with proceeds used primarily to repay, in full, the then Senior Secured debt with Victory Park Capital, professional fees related to the

 transaction and provide working capital. The Senior Secured Debt bears interest at 14% per annum, and was scheduled to mature on April 1, 2013. The Company was scheduled to amortize the debt in monthly payments of $228,334, with a balloon payment of $8,512,817 due on April 1, 2013.
On April 5, 2011, the Senior Secured Debt facility was amended (First Amendment) to increase the principal amount of the Note from $11,000,000 to $11,200,000. The monthly amortization schedule was amended and increased to payments of $232,485 per month and the balloon payment on April 1, 2013 was increased to $8,677,596. Proceeds from the additional loan amount were used primarily to pay professional fees associated with the transaction and for working capital.
The Predecessor Company has had technical defaults in regards to certain conditions in the loan agreement; however none resulted in any acceleration of payment of the debt. Through September 28, 2012, the end of the Wave2Wave Group bankruptcy filing, Wave2Wave Group was in default in repayment of this Senior Secured Debt. As part of the “Section 363 Sale,” the Company assumed this obligation.
Veritas High Yield Fund
On August 25, 2011, the Predecessor Company entered into a $3,000,000 Subordinated Senior Secured Loan Agreement with Veritas High Yield Fund, LLC. The loan agreement provided for a loan of $3,000,000, of which $1,600,000 was funded on August 25, 2011 and $1,400,000 was funded on September 13, 2011. The agreement also provided for an over-subscription option for an additional $2,000,000. As a result of the oversubscription agreement, additional loans were made under this agreement in the amounts of $250,000, $500,000 and $1,000,000 on October 3, 2011, October 13, 2011 and November 30, 2011, respectively for a total loan amount of $4,750,000. The proceeds of the funding were used primarily for working capital, professional fees and closing fees. The loan bears interest at 14% and is a fully amortizing loan over four years, with monthly payments of $81,979. Through September 28, 2012, the end of the Wave2Wave Group bankruptcy filing, Wave2Wave Group was in default in repayment of this agreement. As part of the “Section 363 Sale,” the Company assumed this obligation.
Robert DePalo Special Opportunity Fund LLC
In connection with Wave2Wave Group’s bankruptcy filing on February 17, 2012, Wave2Wave Group needed to arrange debtor in possession financing (the “DIP Facility”) to continue operations. On March 15, 2012, the Robert DePalo Special Opportunity Fund LLC agreed to provide a total of $3.5 million in debtor in possession financing, in two tranches, to Wave2Wave Group, which financing was approved by the Bankruptcy Court. The first tranche of $2.6 million was funded on March 15, 2012 upon approval of the Bankruptcy Court of the DIP Facility. The second tranche of $900,000 was funded on April 2, 2012.
The DIP Facility is a secured, super priority loan facility, in which the lender agreed that payments on this DIP Facility would be subordinated and junior in right of payment to the prior payment in full of the Brookville Special Purpose Fund borrowing and the Veritas High Yield Fund borrowing, two other borrowing arrangements also provided by the DIP Facility lender. The DIP Facility bears interest at 10% per annum and contains provisions for the payment of fees to the DIP lender.
In connection with the Section 363 Sale, the Purchaser assumed the DIP Facility as one of the liabilities that were assumed in connection with the purchase of the assets and assumption of liabilities from the bankruptcy estate of Wave2Wave Group.
In connection with the potential merger discussed in Note 22, upon the March 14, 2014 signing of the merger agreement, the balance in the Robert DePalo Special Opportunity Fund note payable was converted into Holdings common stock as payment in full and any repayment and interest obligations related to this note payable stopped on March 14, 2014.
10.   Prior Related Party Notes Payable
Similar to the discussion of notes payable in the preceding footnote, the February 17, 2012 bankruptcy filing by the former Wave2Wave Group had a significant effect on Related Party Notes Payable. In order to facilitate a discussion of both the Successor and Predecessor Related Party notes payable, this footnote will be split into a Successor and a Predecessor section with the applicable discussion of the status of the notes payable contained in the appropriate section. Wave2Wave Group was the Predecessor Company and will be referred to as such throughout the Predecessor Notes Payable discussion.
Predecessor Company
Wilmington Trust
On March 18, 2009, an original lender (the “Assignee”) assigned its aggregate loans receivable from the Predecessor Company to the Wilmington Trust Company and George Jeff Mennen, a greater than 5% beneficial owner of the Predecessor Company (the “Lender”). The principal of $38.7 million consisted of $35.7 million of loans with an interest rate of 6.5% per annum and a $3 million term loan with an interest rate of 9% per annum. In addition the Lender lent an additional $500,000 to the Predecessor Company that also had an interest rate of 6.5% per annum. All of the loans were unsecured and were initially scheduled to mature in October 2009. Subsequently, in October 2009 the Assignee extended the maturity of the loan to October 2011. The loans were subordinated to the senior notes held by Victory Park Capital.
On January 5, 2010 the Predecessor Company entered into the Eighth Amendment to its Loan and Security Agreement (the “LSA”) with the Wilmington Trust Company and the Lender. Substantially, all terms and conditions of the LSA as previously amended remain unchanged. The sole material modification was a one-year extension of the date of maturity from October 7, 2010 to October 7, 2011.
On January 27, 2010, the Predecessor Company issued warrants to Wilmington Trust Company and the Lender to purchase 100,000 shares of its common stock at an exercise price of $17.04 per share in order to induce the Lender to extend the maturity date of the $39.2 million in notes payable to October 7, 2013 (the “Maturity Date”).
The warrants were recorded as debt discount of approximately $1,626,000 and were to be amortized to interest expense through the Maturity Date.
On September 21, 2010, the Lender entered into a “Note Exchange and Modification Agreement” (the “Exchange”), pursuant to which the Lender agreed to convert half of the principal and accrued interest due as of September 21, 2010, for shares of common stock of the Predecessor Company at $20.00 per share. The Lender accepted 1,021,548 shares in exchange for cancelation of approximately $20,431,000 of principal and accrued interest. The 6.5% per annum interest rate and the Maturity Date were not changed as a result of the Exchange.
Pursuant to the Exchange, the Predecessor Company wrote off 50% of the unamortized debt discount outstanding, which amounted to $696,637, which was netted against the equity recorded in connection with the conversion.
Interest on this obligation was paid monthly at a rate of 6.5% per annum and also includes a separate monthly financing fee fixed at $3,500 per month. The effective interest rate on the obligation including the monthly fee was 6.6%.
As a result of the Predecessor Company’s bankruptcy filing, the remaining balance of this note was not assumed in the “Section 363 Sale” and was left in the bankruptcy estate for whatever recovery was available to creditors of the bankruptcy estate. All of the ownership interests in the Predecessor Company were eliminated as a result of the Bankruptcy Court’s “Section 363 Sale” order.
Subsequent to the Section 363 Sale, the holders of the former Mennen notes were given 10 million common shares of stock in Holdings which common shares were allocated to them from shares owned by the majority shareholder from his personal holdings. Since these shares were allocated to them from an existing shareholder, there was no effect on the capitalization of Holdings as a result of this transaction.
Successor Company
Loan Payable to Majority Shareholder
During 2013, the majority shareholder made short-term, non-interest bearing loans to Holdings. The balance of the loan was $35,351 at December 31, 2013.

SignalShare Note Payable
Prior to the acquisition by Holdings, on March 30, 2012, SignalShare assumed a $171,976 promissory note due to a member of SignalShare that was previously issued by a company under the control of certain members of SignalShare, in exchange for outstanding accounts payable. The original promissory note assumed by SignalShare was to mature on March 30, 2015 (the “Maturity Date”) and bore interest at 10% per annum from the due date of the note through the date of payment. The promissory note was secured by certain membership interests in SignalShare.
On January 14, 2013, pursuant to the merger agreement between SignalShare and Holdings, Holdings assumed the outstanding promissory note in the amount of $171,976. The note is payable in eighteen monthly installments of $9,556 with payment to start on June 15, 2013 (the 15th day of the month following receipt of the audited financial statements of SignalShare, LLC, which financial statements were received on May 2, 2013). All scheduled installment payments have been made through December 31, 2013 and the balance of this note was $105,087 at that date.
The following table summarizes the related party loans at December 31,

Description	2013	2012
Loan payable to majority shareholder	$35,351	$—
Loan payable for SignalShare acquisition	43,019	—
Note Payable to former SignalShare Members	105,087	—
Loans payable – related parties	$183,457	$—

11.   Related Party Transactions — Stockholders
Successor Company
The Chief Executive Officer of the Company is also the majority shareholder of the Company. He also manages the Brookville Special Purpose Fund, the Veritas High Yield Fund and the Robert DePalo Special Situations Fund.
The Robert DePalo Special Situations Fund was approved by the Bankruptcy Court to provide Debtor-in-Possession financing to the Predecessor Company. In connection with providing this Debtor-in-Possession financing, the Predecessor Company also entered into a consulting agreement with Mr. DePalo that resulted in the payment of $350,000 that was expensed in the accounts of the Predecessor Company during the period from January 1, 2012 through September 28, 2012.
The Series A preferred stock is owned by a company whose president is related to the majority shareholder. Holdings recognized Series A Preferred Stock dividends in the amount of $600,000 and $150,000 for the year ended December 31, 2013 and for the period from September 29, 2012 through December 31, 2012, respectively. Preferred stock dividends payable amounted to $50,000 and $0 as of December 31, 2013 and 2012, respectively, which has been included in accrued expenses and was paid in 2014.
During the period from January 1, 2012 through September 28, 2012, the Predecessor Company had incurred and paid $600,000 to an investment and advisory firm for investment banking services. Holdings’ Chief Executive Officer and majority owner is the Chairman and a director of that investment and advisory firm.
Predecessor Company
The Company periodically has made loans to a former officer and a key employee. The balance of these loans as of September 28, 2012 was $499,181. The loans were unsecured, non-interest bearing and were due on demand. At the conclusion of the Wave2Wave Group Section 363 Sale, these loans were retained by the bankruptcy estate and were subject to the ultimate resolution of these loans by the bankruptcy estate trustee.

In February 2002, the Predecessor Company executed a note payable with another stockholder in the amount of $250,000. The note was scheduled to mature in June 2009 and bore interest at a rate of 3% per annum and was in default at the February 17, 2012 bankruptcy date. No payments had been made against the note, but interest had been accrued and recorded each year in the amount of $7,500. This note was not assumed as part of the assets purchased and the liabilities assumed in connection with the Section 363 Sale and remained in the Chapter 7 liquidation to be resolved by the bankruptcy estate trustee.
12.   Accrued Expenses
Accrued expenses consist of the following:

	December 31,
	2013	2012
Cost of service	$272,171	$118,492
Selling, general and administrative expense	208,294	71,769
Compensation	43,671	186,108
Total	$524,136	$376,369

13.   Operating Lease Commitments
The Company leases office space in New Jersey and North Carolina under operating leases that expire at various dates through 2019. The office leases require the Company to pay escalating rental payments over the terms of the leases. The Company accounts for rent expense in accordance with ASC 840, the “Leases Topic” that requires rentals to be charged to income on a straight-line basis. The Company performs a deferred rent analysis when a new lease is entered into and when the current leases have been renewed or amended. Rent expense was $288,461, $71,338 and $242,006 for the year ended December 31, 2013, for the period from September 29, 2012 through December 31, 2012 and the period from January 1, 2012 through September 28, 2012, respectively.
The following table summarizes the future minimum lease commitments under non-cancelable operating office leases as of December 31, 2013.

Year Ending December 31,	Amount
2014	$225,041
2015	272,579
2016	278,021
2017	283,464
2018	288,906
Thereafter	97,965
Total	$1,445,976

14.   Stockholders’ Equity
Successor Stockholders’ Equity
As of December 31, 2013 and 2012, the Company has 150,000,000 shares of common stock authorized with a par value of $0.001 per share and 109,156,213 and 106,156,213 shares issued and outstanding, respectively.
September 2012 Contribution by Majority Shareholder
Contributions by Majority Shareholder
In September 2012, the Company’s majority shareholder contributed $6,086,767 to the Company, which amount was split between $100,000 for the purchase of common stock and $5,986,767 to additional paid-in capital. In January 2013, the Company’s majority shareholder contributed an additional $7,184,953 which amount was recorded as additional paid-in capital and was allocated as $6,424,953 to contributed capital from majority shareholder and $760,000 attributed to the value of the Series B preferred stock.
December 31, 2012 conversion of the Brookville and Veritas notes to equity
On December 31, 2012, the Company completed a debt for equity swap with certain holders of the Brookville Special Purpose Fund and the Veritas High Yield Fund notes payable. The Company issued a total of 6,156,213 new shares in exchange for the reduction of the Brookville Special Purpose Fund in the amount of $4,674,506 and the reduction of the Veritas High Yield Fund in the amount of $2,714,097. The shares were exchanged at a value of $1.20 per share per dollar of notes payable.
The purchase of SignalShare on January 14, 2013
On January 14, 2013, Holdings acquired all of the membership interests in SignalShare, LLC in exchange for a short-term note in the amount of $450,000 (of which, $43,019 was outstanding at December 31, 2013) and the issuance of three million shares of Holdings common stock valued at $1.50 per share (the price at which Holdings common equity was being sold in a contemporaneous transaction) for a total acquisition price of $4,950,000.
Subsequent Issuance of Common Stock
On March 14, 2014, in connection with signing the merger agreement with RoomLinX (see Note 22), the $3,053,121 balance of the Robert DePalo Special Opportunities Fund was converted to equity in Holdings using an agreed upon $1.20 per common share valuation.
In addition, on March 31, 2014, there were additional conversions of Brookville Special Purpose Fund and Veritas High Yield Fund notes payable to equity, both conversions using a value of $1.50 per common share. There were conversions of $3,098,416 of the principal amount of Brookville Special Purpose Fund notes payable into 2,065,607 shares of Holdings common stock. There were conversions of $774,073 of the principal amount of Veritas High Yield Fund notes payable into 516,050 shares of Holdings common stock.
Successor Preferred Stock
As of December 31, 2013 and 2012, the Company had 10 million preferred shares authorized with a par value of $0.01 per share, respectively.
The Company has designated 1,000 shares as Series A Preferred Stock of which all shares are issued and outstanding as of both December 31, 2013 and 2012. The Series A Preferred Stock pays a monthly dividend of the greater of 1% of gross revenues or $50,000 and matures on December 31, 2021.
In addition, in June 2013, the Company designated 10 shares of Series B Preferred Stock, which was issued and outstanding at December 31, 2013.
Series A Preferred Stock
On August 10, 2011, the Predecessor Company entered into a Preferred Stock Purchase Agreement with Allied International Fund, Inc., (“Allied”) under which the Predecessor Company issued to Allied 1,000 shares of Preferred Stock that was designated as Series A Preferred Stock (“Series A Preferred Stock”). The Preferred Stock was issued in payment of prior consulting services performed for the Predecessor Company by Allied and was valued at $1,750,000, which amount was expensed as professional fees in 2011. The dividend period for the Preferred Stock was amended in 2012 and will terminate on December 31, 2021, at which time the Preferred Stock will be retired without further payment.
As part of the Section 363 Sale, Holdings assumed the Allied Preferred Stock. Monthly dividends of $50,000 have been recognized since October 2012 on this preferred stock ($150,000 was paid in 2012 and $550,000 and $50,000 was paid in 2013 and 2014, respectively).

As part of fresh-start accounting, the fair value of the preferred stock was calculated as $1,650,000 (based upon discounting the anticipated stream of expected minimum dividend payments at an appropriate discount rate; which is considered a level 2 fair value determination) and an adjustment was made to additional paid-in capital for $1,649,999 (the difference between the determined fair value of $1,650,000 and the carrying cost of the Preferred Stock of $1 and which is classified as a liability).
The Preferred Stock ranks (i) senior to all of the Common Stock, par value $0.001 per share; (2) senior to any class or series of capital stock of the Predecessor Company and (3) on parity with any class or series of capital stock of the Predecessor Company created specifically by making its terms on parity with the Series A Preferred Stock; in each case as to distributions of assets upon liquidation, dissolution or winding up of the Predecessor Company, whether voluntary or involuntary. The Preferred Stock has a liquidation value of $5,000 per share.
Dividends payable on the shares of Preferred Stock shall be an aggregate amount equal to one percent (1%) of the aggregate gross revenues per month of the Predecessor Company and any of its consolidated subsidiaries, joint ventures, partnerships and/or licensing arrangements. Subsequent to entering into the Allied Preferred Stock transaction, the dividend terms were amended such that the amount of the monthly dividend was changed to 1% of revenue or $50,000 per month, whichever calculation produces a higher dividend.
Series B Preferred Stock
In July 2013, the Company authorized the issuance of 10 shares of Series B preferred stock (“Series B Preferred Stock”) to the majority shareholder. There are no cash and/or cumulative dividends authorized for the Series B Preferred Stock, but the provisions of the Series B Preferred Stock permit the holder to exercise control over a broad range of Company actions. The Series B Preferred Stock terminates by its terms on December 31, 2021 and was valued at $760,000 (determined on a discounted cash flow basis, which is a level 2 fair value measurement).
Predecessor Stockholders’ Equity
As a result of the purchase of certain assets and the assumption of certain liabilities from the bankruptcy estate of the former Wave2Wave Group, all previous equity interests in the former Wave2Wave Group were cancelled as a consequence of the ultimate liquidation in bankruptcy of the assets and liabilities that were not acquired in the Section 363 Sale.
Predecessor Convertible Series A Preferred Stock
Prior to September 28, 2012, the Predecessor Company had authorized the issuance of 10,000,000 shares of Preferred Stock. The Predecessor Company has designated 1,800,000 shares of Series A Preferred Stock, of which none were issued and outstanding. The remaining shares had been designated for other future series.
The Predecessor Company had issued Series A Preferred Stock in prior years, all of which had been converted into common stock prior to the year ended December 31, 2009. This is a different series of preferred stock than that issued to the Allied International Fund in 2011.
Holders of the Preferred Stock were entitled to vote upon any matter submitted to the stockholders for a vote. Each share of Preferred Stock had one vote for each full share of Common Stock into which the respective share of Preferred Stock would be convertible on the record date of the vote.
In the event of any liquidation, dissolution or winding up of the Predecessor Company, the holders of the Preferred Stock would have been entitled to receive, prior to and in preference to the holders of the common stock, an amount equal to the liquidation value of all shares of Preferred Stock plus any declared and dividends in arrears.
A 4% cumulative dividend would accrue on liquidation value from and after the date of issuance of the Series A Preferred Stock. Such dividends would have been paid when and if declared by the Board of Directors. Upon conversion, all accrued and unpaid dividends would be forfeited and shall not be due and payable. The Company has not declared any such dividends.

The Series A Preferred Stock shall be automatically converted to Common Stock in the event of an initial public offering.
All of these prior series of preferred stock were left in the Predecessor Company’s bankruptcy estate and were cancelled as part of the Chapter 7 liquidation of the Predecessor Company’s assets and liabilities cancelled as part of the liquidation of Wave2Wave Group’s remaining assets and liabilities that were not assumed as part of the Section 363 Sale. See the preceding discussion of the preferred stock previously issued to Allied International Fund, Inc., that was assumed as part of the Section 363 Sale.
15.   Stock Option Plans
Successor Company Stock Option Plan
On April 15, 2013, our Board of Directors and stockholders adopted the 2013 Employee, Director and Consultants Equity Incentive Plan (the “2013 Plan”). The purpose of the 2013 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of these persons in our development and financial success. Under the 2013 Plan, we are authorized to issue up to 5,000,000 shares of Common Stock, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long term incentive awards. The 2013 Plan will be administered by our board of directors unless and until authority has been delegated to a committee of the Board of Directors.
Our Board of Directors, or a committee of the thereof, will determine the terms of options and other awards, including
•
  Interpret the provisions of the 2013 Plan and all stock rights and to make all rules and determinations, which it deems necessary or advisable for the administration of the 2013 Plan;
•
  The determination of which employees, directors and consultants will be granted options and other awards;
•
  The determination of the number of shares for which a stock right or stock rights shall be granted, provided, however, that in no event shall stock rights with respect to more than 300,000 shares be granted to any participant in any fiscal year; and
•
  Exercise such other duties as necessary to successfully administer the 2013 Plan.
The annual increase in the number of shares shall be equal to the lesser of:
•
  1,000,000 or the equivalent of such number of shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction;
•
  3% of the number of outstanding shares of common stock on such date; and
•
  An amount determined by the board of directors.
No stock awards have been made in connection with the 2013 Plan through the date of the issuance of these consolidated financial statements.
The Predecessor Company Stock Option Plan
The Predecessor Company had two stock option plans in place including the 2000 Stock Incentive Plan and the 2009 Employee and Director Equity Incentive Plan. Over the years, grants were made for stock options, restricted stock awards and other stock-based awards which were accounted for in accordance with the then-effective accounting literature.
All of the Predecessor Company Equity Plans were terminated on September 28, 2012, the effective date of the Bankruptcy Court order approving the plan Section 363 Sale and the liquidation of the remaining assets and liabilities of the Predecessor Company. As such, no information is presented with regard to the number of options outstanding, the weighted average remaining contractual life and the weighted average exercise price. All of the Predecessor Company common stock was cancelled in connection with the Predecessor Company bankruptcy plan of reorganization.
16.   Predecessor Company Stock Warrants
The Predecessor Company had issued stock warrants from 2001 through 2011. The un-exercised warrants issued in 2001 would have expired in 2017, but as a result of the Wave2Wave Group bankruptcy, all of the stock warrants were cancelled.
The accounting treatment of the Predecessor Company stock warrants was governed by the type of transaction that gave rise to the issuance of the stock warrants. For stock warrants issued in relation to services provided to the Predecessor Company, the fair value of the stock warrants was expensed as non-employee stock based compensation or, in some cases, as consulting services. For stock warrants issued in relation to debt financing transactions, the fair value of those stock warrants was recorded as debt discount which was amortized and charged to interest expense over the life of the debt for which the stock warrants were issued.
At September 28, 2012, all unamortized stock warrants issued and outstanding in connection with debt financing transactions and in relation to services provided to the Predecessor Company were fully amortized.
17.   Predecessor Company Stock Based Compensation
Prior to September 28, 2012, the date the Bankruptcy Court authorized the Section 363 Sale, the Predecessor Company periodically issued equity-based awards as a form of compensation to its employees. In connection with final order in the Wave2Wave Group bankruptcy proceeding, all of the then existing equity interests were deemed to have no value and were cancelled on the effective date of the bankruptcy order. Further, since the Section 363 Sale date (September 28, 2012), no stock compensation awards have been made and all previously existing awards were cancelled on that date.
For the period from January 1, 2012 through September 28, 2012 (the date of the Section 363 Sale and the end of the Predecessor Company Chapter 11 bankruptcy proceedings), stock-based compensation expense was recorded in the amount of $1,508,054 in connection with the vested stock warrants and options and has been included in the accompanying Consolidated Statements of Operations.
18.   Post-Retirement Plans
The Predecessor Company offered two 401(k) post-retirement plans (the “Plans”). The Plans were separate for each of the respective former Predecessor Company Wave2Wave and its wholly-owned subsidiary RNK, and each Plan covered all qualified employees as defined by the Plan. Under the terms of the Plans, participants could contribute a percentage of their compensation up to the maximum allowed by the Internal Revenue Code. Wave2Wave did not match any portion of the participant’s contribution; RNK matched 25% of the first 5% of employees’ elective deferrals. The Predecessor Company match was zero for Wave2Wave and $2,637 for RNK for the period from January 1, 2012 through September 28, 2012.
19.   Income Taxes
For all periods presented in these consolidated financial statements, the Predecessor Company and Successor Company had incurred significant operating losses and, as a result, no provisions for either Federal or state income taxes were made. In addition, no deferred tax assets were recorded.
For the period from January 1, 2012 through September 28, 2012, the Predecessor Company determined that it was more likely than not that any net deferred tax assets it might record would not be realized and thus, no deferred tax assets had been recorded for any periods included in the accompanying consolidated financial statements. All of the tax benefits that arose from the operations of the Predecessor Company were retained in the bankruptcy estate and were not transferred as a component of the Section 363 Sale. With regard to the Predecessor Company, the Chapter 7 bankruptcy trustee is responsible for filing tax returns for any period as of and prior to September 28, 2012.

Tax returns for Holdings and its subsidiaries have not been prepared and filed for the period from September 29, 2012 through December 31, 2013. It is not expected that Signal Point Holdings Corp. and its subsidiaries would have a tax liability for any periods included in the accompanying consolidated financial statements.
At December 31, 2013, the Company had federal and state net operating loss carry forwards of approximately $39.6 million that begin to expire in 2022.
The Predecessor Company filed income tax returns in the U.S. federal jurisdiction, and various state and local jurisdictions. Certain tax years prior to the final order of the Bankruptcy Court remain subject to examination by the Internal Revenue Service and applicable state taxing authorities. Such liabilities, if any, would be addressed by the liquidating trustee in the current Chapter 7 liquidation.
Holdings is only liable for income tax adjustments, if any, from the date of the purchase of the assets and the assumption of liabilities from the Predecessor Company as of September 29, 2012.
The provision for income taxes differ from the amount of income tax determined by applying the applicable U. S. statutory rate to losses before income tax expense for the year ended December 31, 2013 and the period from September 29, 2012 through December 31, 2012. Any tax benefits resulting from the Predecessor Company operations prior to September 28, 2012 were retained by the Chapter 7 liquidation trustee and are not available to the Company.

	December 31,
	2013	2012
Statutory federal income tax rate	35.0%	35.0%
Combined average statutory state and local income tax rate (7.4%) net of federal benefits	4.8%	4.8%
Net operating losses and other tax benefits for which no current benefit is being realized	(39.8)%	(39.8)%
Effective tax rate	0.0%	0.0%

Deferred income taxes result from temporary differences in the recognition of income and expenses for financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing the deferred tax asset and liabilities result principally from the following for the year ended December 31, 2013 and the period from September 29, 2012 through December 31, 2012.

	December 31,
	2013	2012
Deferred tax asset:
Net operating loss carry forwards	$13,873,000	$10,200,000
State and local net operating loss carryforwards	1,902,000	1,399,000
Less: valuation allowance	(15,775,000)	(11,599,000)
Net deferred tax asset	$—	$—

20.   Concentrations
The Company’s revenues can be split into three broad categories; wholesale (the CLEC-based business of Signal Point Corp., for the periods prior to June 30, 2013 when Signal Point Corp., was shut down), managed services provider for small and mid-size businesses (broadband services as provided by the Predecessor Company prior to the acquisition of the former RNK) and wired and wireless broadband services for large venues (since January 18, 2013 upon the acquisition of SignalShare).
For Holdings for the year ended December 31, 2013, the period from September 29, 2012 through December 31, 2012 and for the Predecessor Company for the period from January 1, 2012 through September 28, 2012, there were no customers that accounted for more than 10% of either Holdings’ or the Predecessor Company’s revenues.

21.   Commitments and Contingencies
Performance Bond with the State of Virginia
At December 31, 2013, the Company had a $50,000 cash collateralized performance bond outstanding to the State of Virginia. As a requirement of providing services in the state of Virginia, RNK had to obtain a $50,000 bond in favor of the Virginia Corporate Commission (VCC). This bond was secured by a $50,000 cash deposit held by the bonding company. At the bankruptcy date (February 17, 2012), this bond and the related security were in the possession of the bonding company. The security for the bond was part of the assets sold to Signal Point Corp. pursuant to the bankruptcy sale. The Company is in discussions with the bond company who has agreed that the security belongs to the Company; less certain fees owed to the bond company that amount to approximately $2,000. However, the bond company will not release the security to the Company unless 1) the VCC releases the bond; or 2) the Statute of Limitations on the bond expires. The Company is in discussions with the VCC to obtain their approval to release the bond. This $50,000 cash collateralized performance bond has been classified as assets of discontinued operations at December 31, 2013 in the accompanying consolidated balance sheets.
Non-Income Taxes
The Company remits state excise tax on various telecommunication services, as it is the Company’s position that the telephone service originates in the states where the equipment or customers are located or the services are rendered. State taxing authorities are constantly revising the laws and regulations with regard to telecommunication services and therefore, the Company is subject to potential excise tax in other jurisdictions based upon these constantly changing laws and regulations. However, the Company can not determine such potential amount as of December 31, 2013 and 2012.
Litigation
The Company is party to various legal proceedings and claims related to its normal business operations. In the opinion of management, the Company has substantial and meritorious defenses for these claims and proceedings in which it is a defendant, and believes these matters will be ultimately resolved without a material adverse effect on the consolidated financial position, results of operations or liquidity of the Company. The aggregate provision for losses related to contingencies arising in the ordinary course of business is not material, individually or in the aggregate, to the consolidated operating results for the year ended December 31, 2013.
Verizon New England, Inc.
On July 22, 2009, the Massachusetts Department of Telecommunications and Cable (DTC) determined in DTC order 07-9 that all Competitive Local Exchange Carriers (CLEC) intrastate access charges in Massachusetts should be reduced to Verizon’s intrastate rate within one year from the date of order The Joint CLEC parties motioned for reconsideration and/or clarification on the grounds that the DTC’s order impermissibly shifted the legal burden of proof and failed to address arguments raised by the parties or was unclear. A CLEC may cost justify a rate different than Verizon’s by demonstrating to the DTC that its actual costs of providing intrastate switched access are higher than Verizon’s rate.
On August 22, 2008, Verizon filed a complaint in the United States District Court, for the District of Massachusetts against the Predecessor Company’s subsidiary RNK (referred to subsequently in this footnote as “RNK”), asserting claims related to the parties’ Interconnection Agreements in New York, Massachusetts and Rhode Island. Specifically, Verizon alleged breach of contract and contended that RNK owed $10,797,897 for Virtual Foreign Exchange (“VFX”) traffic, plus applicable late payment charges; sought declaratory judgments that Verizon does not owe RNK certain invoiced amounts related to reciprocal compensation and access charges; and requests the court to reset the presumptive percentage of VFX which governs the parties’ agreements.
On November 11, 2008, RNK filed an Answer denying Verizon’s claims and asserted defenses thereto, and asserted counter-claims for breach of contract and violation of the Massachusetts Consumer Protection Statute. RNK’s counter claims sought $25,361,434 in compensatory damages, as well as certain declaratory relief and statutory damages under the Massachusetts Consumer Protection Statute. Verizon answered RNK’s counter-claims on December 22, 2008 and simultaneously filed, but subsequently withdrew, a motion to dismiss certain of RNK’s counter-claims.
In September 2011, the Predecessor Company entered into a Confidential Settlement Agreement with Verizon related to the various disputes and litigation between the parties. Under the Agreement, the Predecessor Company paid Verizon $2.5 million, in a series of payments, over the first 60 days after the effective date. The Predecessor Company agreed to bring to Verizon an additional $5.0 million of new business over the following two years and the Predecessor Company would make additional payment to Verizon, totaling $5 million in 29 equal payments of $167,000 per month starting 90 days after the effective date of this Confidential Settlement Agreement. Both parties agreed to VFX percentages over the following three years. This Confidential Settlement Agreement settled all outstanding amounts due to and due from both parties as of July 1, 2011 and both parties dismissed all pending litigation against the other party.
Shortly before filing for bankruptcy, the predecessor company defaulted on its obligations under the Confidential Settlement Agreement. Prior to Verizon taking action on the defaults, the Company filed for bankruptcy protection. Prior to the asset purchase pursuant to section 363 of the Bankruptcy code, the Company, entered into a court approved cure agreement that extinguished all prior claims between the companies.
Intercarrier Compensation
On February 8, 2011, the Federal Communications Commission (FCC) adopted a substantial Notice of Proposed Rulemaking related to the universal service fund (USF) and intercarrier compensation (ICC) reform. In relation to ICC reform, the FCC sought comment on proposals relating to ICC for Interconnected VoIP, Phantom Traffic and Access Stimulation. The FCC also sought comment on nationwide reform of ICC on a long-term basis. Implementation of these proposals will impact the entire industry. On November 18, 2011, the FCC released its ICC reform order, as amended on December 23, 2011, which reduced intrastate switched access rates to lower interstate rates over a period of two years and reduced wireless rates to “bill and keep” after July 31, 2012. This order substantially decreased RNK’s revenues. State utility commissions are reviewing, or may also review, intrastate intercarrier compensation rates and may reduce rates accordingly. In New Jersey, the Board of Public Utilities has reduced intrastate switched access rates in a series of reductions to a final rate equal to the incumbent local exchange carrier interstate rate. The next rate decrease occurred on February 12, 2012 and reduced the Predecessor Company’s current rate for intrastate New Jersey switched access by approximately half.
Tandem Transit, LLC v. Signal Point Corp. ET, AL 501729/2013. Supreme Court for the State of New York, Kings County
This lawsuit was filed as a breach of contract claim associated with the Company’s cessation of services to Tandem Transit. Tandem transit sued for unspecified damages under the agreement. The case was dismissed in Signal Point’s favor and Tandem Transit has appealed the matter and it is pending.
GCS v. Signal Point Communications, Inc.
This was a claim filed in New Jersey state court for payment of fees due under a contract. The claim was for monetary damages of approximately $45,000. This matter has been settled by Signal Point Telecommunications for a payment of $20,000, which payment was made in February 2014.
Other
The Predecessor Company was, and the Company is, dependent on the use of incumbent local exchange carriers’ local and transport networks and access services to provide telecommunications services to its customers. Charges for leasing local and transport network components and purchasing special access services historically have made up a significant percentage of both the Company’s and the Predecessor Company’s overall cost of providing telecommunications services to its customers. These network components and services are purchased in each market through interconnection agreements, special access contracts, commercial agreements or a combination of such agreements from the incumbent local exchange carrier, or, where available, from other wholesale network service providers. These costs are recognized in the period in which the services are delivered and are included as a component of the Company’s cost of sales.
Predecessor Litigation
SalesForce.com Lawsuit
SalesForce.com sued the Predecessor Company in California Superior Court for breach of contract on or about March 29, 2011. The Predecessor Company did not believe it had been properly served and was not aware of the matter until April 13, 2011. The parties agreed to several extensions related to the Predecessor Company’s answer date. On May 20, 2011, the Predecessor Company answered and filed its own claims on against SalesForce.com for breach of contract. SalesForce.com was seeking $500,000 in damages and the Predecessor Company was seeking $40,000 in damages for amounts already paid under the contract. In addition, the Predecessor Company opposed SalesForce.com’s claims on the basis that SalesForce.com failed to perform under the agreement. The Predecessor Company litigation costs had been minimal through September 28, 2012. The parties engaged in settlement discussions and entered into a settlement agreement and judgment. The Predecessor Company subsequently defaulted on the settlement agreement prior to filing for bankruptcy.
In connection with the Predecessor Company’s bankruptcy filing, the remaining unpaid amount to SalesForce.com, approximately $178,000, was not assumed and remained in the bankruptcy estate as a general unsecured claim. As a result, the Predecessor Company wrote off the previously capitalized $233,500 balance of this software at September 28, 2012.
In re Wave2Wave Communications, Inc., et al. Case No. 12-13896 U.S. Bankruptcy Court for the District of New Jersey
On February 17, 2012, Wave2Wave and its affiliates filed for chapter 11 bankruptcy protection in the New Jersey Federal Bankruptcy Court. On September 27, 2012, Wave2Wave Group sold substantially all of their assets and transferred certain liabilities to Signal Point Corp. (subsequently renamed Signal Point Holdings Corp.) pursuant to a bankruptcy approved purchase agreement under section 363 of the Bankruptcy Code (see Note 3 above). Wave2Wave and its affiliate’s cases were converted to chapter 7 Liquidation, which cases are now administered by a Trustee appointed by the Bankruptcy Court. In the Section 363 Sale process Signal Point Holdings Corp. assumed no litigation and, as a result, all prior litigation is being resolved in the Chapter 7 liquidation by the bankruptcy Trustee.
Wincom Technologies, Corp. v. IncNetworks, Inc. and Jesse E. Russell and Third Party Defendants Wave2Wave Communications, Inc. and Andrew Bressman, Superior Court Of New Jersey Law Division: Monmouth County, MON-L-5818-10.
This is a case for money damages associated with equipment sold to IncNetworks. The Predecessor Company was sued as a 3rd party defendant as it was alleged that the Predecessor Company induced the parties into executing a contract and, as a result, had some liability for the damages sought. The matter is still pending in the Wave2Wave Chapter 7 liquidation bankruptcy case.
22.   Subsequent Events
2014 Capital Transactions
Please refer to Note 9, Notes Payable — Related Parties and to Note 14, Stockholders’ Equity, Successor Stockholders’ Equity in connection with the subsequent issuance of common stock for conversion of Notes Payable — Related Parties.
Pending Merger with RoomLinx
On March 14, 2014, Holdings entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among RoomLinx, Inc., a Nevada corporation and a provider of television and Wi-Fi services to the hospitality industry (“RoomLinx”) and RoomLinx Merger Corp., a Delaware corporation and a wholly-owned subsidiary of RoomLinx (the “Merger Subsidiary”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Subsidiary will be merged with and into Holdings, with Holdings continuing as the surviving entity in the Merger (the “Merger”).
Upon the consummation of the merger, Holdings will own eighty-six percent (86%) of the then authorized and issued outstanding shares of the new company and the name will be changed to SignalShare Media Corp.
Simultaneous with the effective time of the Merger (the “Effective Time”), RoomLinx will effect a reverse split of its common stock (the “Reverse Stock Split”) utilizing a ratio resulting in RoomLinx having 600,000 shares of common stock issued and outstanding following the Reverse Stock Split.
At the Effective Time, pursuant to the Merger Agreement:
•
  all shares of Holdings common stock issued and outstanding immediately prior to the Effective Time will be exchanged for an aggregate of 120,000,000 restricted shares of common stock of RoomLinx, and the holders of Holdings common stock immediately prior to the Effective Time will, when taken together with shares of RoomLinx common stock (i) issuable at the Effective Time to The Robert DePalo Special Opportunity Fund, LLC upon conversion of approximately $3,200,000 of indebtedness at $1.20 per share in Signal Point (or approximately 2,666,667 shares) which conversion took place on March 14, 2014 into Holdings common stock and (ii) issuable pursuant to any equity offering consummated by any party to the Merger Agreement prior to the Effective Time, hold shares of the new merged company common stock representing in the aggregate eighty-six percent (86%) of the outstanding shares of the new merged company’s common stock immediately following the Effective Time;
•
  the shares of Holdings’ Series A Preferred Stock and Series B Preferred Stock issued and outstanding immediately prior to the Effective Time will be exchanged for shares of Series A Preferred Stock and Series B Preferred Stock, as applicable, of RoomLinX, having substantially identical terms to Holdings’ Series A Preferred Stock and Series B Preferred Stock;
•
  each share of the RoomLinx’s common stock issued and outstanding immediately prior to the Effective Time, but after giving effect to the Reverse Stock Split, will remain outstanding. Also, the holders of RoomLinx’s common stock immediately prior to the Effective Time and Cenfin, LLC, a secured lender of RoomLinx (in exchange for its agreement at the closing of the Merger to restructure indebtedness owed to it by RoomLinx), will receive additional (but restricted) shares of the new merged company’s common stock at the Effective Time. Accordingly, the holders of RoomLinx’s common stock will hold shares of RoomLinx common stock which, when taken together with shares of RoomLinX common stock (i) issuable upon the exercise of RoomLinX warrants outstanding immediately prior to the Effective Time (not including out-of-the-money warrants) and (ii) to be issued to Cenfin, LLC in exchange for its agreement to restructure indebtedness owed to it by RoomLinX, will represent in the aggregate fourteen percent (14%) of the outstanding shares of the RoomLinX’s common stock immediately following the Effective Time;
•
  the existing preferred stock of RoomLinX will be cancelled and there will be no existing shares of RoomLinX preferred stock outstanding following the Merger, except as described above; and
•
  all outstanding options to purchase RoomLinX capital stock issued under RoomLinX’s Stock Option Plan will terminate in accordance with the terms thereof. Also, at the closing of the Merger, Holdings will make a cash contribution to the new merged company in an amount equal to One Million Dollars ($1,000,000) (subject to certain limitations regarding the use thereof).

Signal Point Holdings Corp. and Subsidiaries
Condensed Consolidated Financial Statements
For the Period Ended June 30, 2014

Signal Point Holdings Corp. and Subsidiaries
Condensed Consolidated Balance Sheets

	June 30, 2014 (Unaudited)	December 31, 2013
Assets
Current assets
Cash	$2,052,004	$152,520
Accounts receivable	1,093,954	594,873
Prepaid expenses	905,812	480,764
Equipment purchased for resale	2,482,022	520,983
Other current assets	109,808	15,740
Current assets of discontinued operations	35	27,750
Total current assets	6,643,635	1,792,630
Property, equipment and software, net	482,759	461,171
Intangible assets	354,167	404,167
Goodwill	4,121,284	4,121,284
Security deposits	832,663	777,230
Other assets	527,393	474,601
Assets held for sale	102,238	102,988
Assets of discontinued operations	50,000	50,000
Total Assets	$13,114,139	$8,184,071
Liabilities and Stockholders’ Deficit
Current liabilities
Accounts payable	$5,906,836	$5,002,973
Current maturities of notes payable, related party	749,284	7,364,110
Accrued expenses	836,543	524,136
Leases payable	1,210,301	383,157
Loans payable, related parties	48,080	183,457
Deferred revenue and customer prepayments	2,155,151	1,013,035
Other current liabilities	146,100	105,077
Current liabilities of discontinued operations	3,232,031	3,495,688
Total current liabilities	14,284,326	18,071,633
Long-term portion of notes payable, related party	2,488,004	2,778,584
Non-current lease obligations	1,676,369	909,370
Nonconvertible Series A prefered stock, related party	10	10
Total liabilities	18,448,709	21,759,597
Commitments and contingencies	—	—
Stockholders’ deficit
Preferred stock, par value $0.01 per share, 10,000,000 shares authorized and 1,010 shares designated and outstanding at June 30, 2014 and December 31, 2013
Series A preferred stock, par value $0.01 per share, 1,000 shares designated, 1,000 shares issued and outstanding at June 30, 2014 and December 31, 2013	—	—
Series B preferred stock, par value $0.01 per share, 10 shares designated, 10 shares issued and outstanding at June 30, 2014 and December 31, 2013	—	—
Common stock, par value $0.001 per share, 150,000,000 shares authorized, 114,282,138 and 109,156,213 shares issued and outstanding at June 30, 2014 and December 31, 2013, respectively	114,283	109,157
Additional paid-in capital	39,205,140	26,701,156
Accumulated deficit	(44,653,993)	(40,385,839)
Total stockholders’ deficit	(5,334,570)	(13,575,526)
Total Liabilities and Stockholders’ Deficit	$13,114,139	$8,184,071

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Signal Point Holdings Corp. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Revenues	$3,358,348	$3,717,401	$6,483,662	$7,131,609
Cost of sales, excluding depreciation and amortization which is included in selling, general and administrative expense, below	2,304,502	2,549,459	4,596,484	4,905,594
Gross margin	1,053,846	1,167,942	1,887,178	2,226,015
Selling, general and administrative expense	2,733,744	3,630,760	5,219,348	6,204,825
Operating loss	(1,679,898)	(2,462,818)	(3,332,170)	(3,978,810)
Other (expense) income
Interest expense, net	(133,587)	(405,245)	(664,651)	(805,698)
Other (expense) income, net	73,543	62,606	109,789	19,849
Loss from continuing operations before income taxes	(1,739,942)	(2,805,457)	(3,887,032)	(4,764,659)
Income tax expense (benefit)	—	—	—	—
Loss from continuing operations	(1,739,942)	(2,805,457)	(3,887,032)	(4,764,659)
Loss from discontinued operations, net of tax	(3,212)	(743,832)	(81,122)	(2,751,322)
Net loss	(1,743,154)	(3,549,289)	(3,968,154)	(7,515,981)
Less: Dividends on preferred stock	150,000	150,000	300,000	300,000
Net loss attributable to common shareholders	$(1,893,154)	$(3,699,289)	$(4,268,154)	$(7,815,981)
Loss per share
Basic and diluted loss per common share from
Continuing operations, attributable to commons shareholders	$(0.02)	$(0.03)	$(0.03)	$(0.04)
Discontinued operations, attributable to commons shareholders	(0.00)	(0.01)	(0.00)	(0.03)
Net loss attributable to common shareholders	$(0.02)	$(0.04)	$(0.03)	$(0.07)
Weighted average number of common shares outstanding
Basic and diluted	114,282,138	109,156,213	111,972,300	108,924,169

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Signal Point Holdings Corp. and Subsidiaries
Condensed Consolidated Statements of Changes in Stockholders’ Deficit
For the Six Month Ended June 30, 2014
(Unaudited)

	Series B Preferred Stock		Common Stock
	Total Shares Issued and Outstanding	Amount	Total Shares Issued and Outstanding	Amount	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
Balance at December 31, 2013	10	$—	109,156,213	$109,157	$26,701,156	$(40,385,839)	$(13,575,526)
Contributed capital from a principal shareholder	—	—	—	—	5,583,500	—	5,583,500
Issuance of common stock for conversion of the Robert DePalo Special Opportunity Fund	—	—	2,544,268	2,544	3,050,577	—	3,053,121
Issuance of common stock for conversion of the Brookville Special Purpose Fund	—	—	2,065,607	2,066	3,096,350	—	3,098,416
Issuance of common stock for conversion of the Veritas High Yield Fund	—	—	516,050	516	773,557	—	774,073
Preferred stock dividends	—	—	—	—	—	(300,000)	(300,000)
Net loss for the period	—	—	—	—	—	(3,968,154)	(3,968,154)
Balance at June 30, 2014	10	$—	114,282,138	$114,283	$39,205,140	$(44,653,993)	$(5,334,570)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Signal Point Holdings Corp. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
For the Six Months Ended June 30, 2014 and 2013
(Unaudited)

	June 30, 2014	June 30, 2013
Cash flow from operating activities:
Net loss	$(3,968,154)	$(7,515,981)
Loss from discontinued operations	(81,122)	(2,751,322)
Loss from continuing operations	(3,887,032)	(4,764,659)
Adjustment to reconcile loss from continuing operations to net cash used in operating activities —
Depreciation and amortization	78,469	152,632
Amortization of debt discount and deferred financing costs	140,138	160,296
Amortization of intangible asset	50,000	45,833
Bad debt expense	35,434	327,416
Gain on sale of assets	(44,250)	—
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(472,297)	85,738
(Increase) decrease in prepaid expenses and other current assets	(519,116)	(108,147)
(Increase) decrease in other assets	18,422	(172,959)
(Increase) decrease in assets held for sale	—	(2,988)
Increase (decrease) in accounts payable and accrued expenses	144,994	693,050
Increase (decrease) in customer prepayments	1,142,114	312,972
Net cash used in operating activities of continuing operations	(3,313,124)	(3,270,816)
Other — net cash used in discontinued operations	(317,064)	(1,638,063)
Net cash used in operating activities	(3,360,188)	(4,908,879)
Cash flows from investing activities
Cash acquired from Signal Share upon acquisition	—	31,289
Proceeds on sale of assets	45,000	—
Payment of software development costs	(18,587)	(58,825)
Purchase of machinery and equipment	(12,056)	—
Net cash provided by (used in) investing activities of continuing operations	14,357	(27,536)
Cash flows from financing activities
Contributed capital from principal shareholder	5,583,500	6,151,953
Payment of related party loans, net	(135,377)	(308,759)
Repayment of notes payable, related party	(282,661)	(771,427)
Capital lease transactions, net	649,853	(124,907)
Payment of Series A preferred stock dividend	(300,000)	(300,000)
Net cash provided by financing activities of continuing operations	5,515,315	4,646,860
Net increase (decrease) in cash	1,899,484	(289,555)
Cash, beginning of period	152,520	376,626
Cash, end of period	$2,052,004	$87,071
Supplementary disclosure of of cash flow information
Cash paid during the periods for —
Interest	$435,760	$664,641
Income taxes	—	—
Supplemental disclosure of non-cash investing and financing activities:
Commons stock issued in connection with the acquisition of SignalShare LLC	$—	$4,500,000
Fixed assets purchased under capital lease obligation	$88,000	$377,878
Equipment purchased under financed lease payable for resale	$757,114	$208,617
Repayment of capital leases payable made by customer	$99,146	$—
Conversion of the Robert DePalo Special Opportunity Fund debt into equity	$3,053,121	$—
Conversion of the Brookville Special Purpose fund into equity	$3,098,416	$—
Conversion of the Veritas High Yield Fund debt into equity	$774,073	$—
Equipment purchased for resale acquired on account and included in accounts payable	$1,203,985	$—
Software development capitalized cost acquired on account and included in accounts payable	$117,465	$—

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Signal Point Holdings Corp. and Subsidiaries
Notes to the Condensed Consolidated Financial Statements
(Unaudited)
1.   Nature of Operations
Signal Point Holdings Corp. (“Holdings”) is a holding company comprised of its wholly-owned subsidiaries Signal Point Telecommunications Corp. (“Signal Point”), SignalShare LLC (“SignalShare”) and Signal Point Corp. (“Signal Point Corp.,” reported as discontinued operations in these unaudited condensed consolidated financial statements) (collectively, the “Company”).
Signal Point provides high speed wired and wireless broadband services to customers located throughout the United States.
SignalShare provides turnkey services including all technology, infrastructure and expertise necessary to construct both temporary and permanent broadband wireless networks at large event forums, such as stadiums and concert venues.
Signal Point Corp. operated in the communications services industry providing voice, data, and Internet services through residential and commercial telephone service, Voice over Internet Protocol (“VoIP”) enabled services, prepaid and post-paid calling cards, conference calling, and wholesale carrier terminations. It was a registered and certified competitive local exchange carrier (“CLEC”), which provided local exchange services primarily in the New England region, and was also a licensed and registered interexchange carrier (“IXC”) or “long distance” carrier, providing domestic and international long distance services. Signal Point Corp. marketed its services to customers either directly or through reseller channels. Signal Point Corp. was closed down on June 30, 2013 (See Note 5).
The Company is registered to transact businesses within various states located on the Eastern Coast and in the Midwest of the United States.
2.   Liquidity Matters
At June 30, 2014, the Company had approximately $2,052,000 in cash on hand, had incurred a net loss of approximately $4,000,000 and used approximately $3,360,000 in cash for operating activities for the six months ended June 30, 2014. In addition, the Company had negative working capital (current liabilities exceeded current asset) of $7,640,691. The negative working capital was primarily comprised of approximately $5,907,000 of accounts payable and approximately $3,232,000 of current liabilities of discontinued operations that is substantially all related to accounts payable. During the first quarter ended March 31, 2014, $6,925,610 of current maturities of notes payable — related parties have been converted into equity of the Company, thus reducing cash interest and principal payments going forward. The Company’s principal shareholder and chief executive officer has been funding the Company’s operations since October 2012. In January 2014, the Company received additional working capital funds of $5,583,500 from the principal shareholder and chief executive officer that was recorded as contributed capital. The Company received additional working capital funds of approximately $1.34 million during August 2014 from its principal shareholder and chief executive officer. Furthermore, the principal shareholder and chief executive officer is committed to providing additional funding to the Company for the next twelve months from the date of this report to meet the Company’s working capital requirements on an as needed basis.
The Company has moved aggressively to reduce costs and streamline its operations. The Company has also entered into a merger agreement with RoomLinx (See Note 18, Pending Merger with RoomLinx), a provider of competitive television and voice services to the hospitality industry. The consolidation of the executive and financial functions may also result in further reductions in combined expenses.
Management believes that with the current cash balance of approximately $2,052,000 at June 30, 2014, the principal shareholder and chief executive officer’s commitment to provide additional funding to the Company along with the current customer base, the projected cash flow and the projected minimum revenues for the next twelve months will allow the Company to continue to improve its working capital and will provide sufficient capital resources to meet projected cash flow requirements for at least one year plus a day from the filing date of this report.

3.   Summary of Significant Accounting Policies and Principles of Consolidation
These unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) for interim financial reporting and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and include Holdings and its wholly-owned subsidiaries (SignalPoint Telecommunications Corp., SignalShare and Signal Point Corp.). All inter-company accounts and transactions have been eliminated. Certain information and footnote disclosures normally included in quarterly financial statements prepared in accordance with US GAAP have been condensed or omitted pursuant to those rules and regulations. Therefore, these interim unaudited condensed financial statements should be read in conjunction with the Company’s December 31, 2013 audited consolidated financial statements and related notes.
In the opinion of the Company’s management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the Company’s results of operations, financial position and cash flows have been included. The results for interim periods are not necessarily indicative of the results that may be expected for any other interim period or for the full year. The December 31, 2013 unaudited condensed consolidated balance sheet data was derived from the December 31, 2013 audited financial statements, but does not include all disclosures required by US GAAP.
Use of Estimates
The preparation of the unaudited condensed consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most significant and subjective judgments include revenue recognition, the valuation of long-lived assets, goodwill, and acquired indefinite-lived intangible assets. In addition, the Company has other accounting policies that involve estimates such as the allowance for doubtful accounts, revenue reserves, the determination of the useful lives of long-lived assets, the recognition of the fair value of assets acquired and liabilities assumed in business combinations, accruals for estimated tax and legal liabilities, impairment testing of goodwill, valuation allowances for deferred tax assets, and cost of revenue disputes for communications services. Actual results may differ from these estimates under different assumptions or conditions and such differences could be material.
Cash and Cash Equivalents
For purposes of financial statements presentation, the Company considers all highly liquid investments with maturities of three months or less to be cash and cash equivalents.
Restricted Cash
Restricted cash represents collateral on letters of credit related to Signal Point Corp’s building leases for the Bedford and Dedham, Massachusetts’s locations and collateral held by a State in connection with certain licenses held by Signal Point Corp. The restricted cash of $50,000 is included in the accompanying consolidated balance sheets under the line item “Assets of discontinued operations.”
Accounts Receivable and Allowance for Doubtful Accounts
The Company extends credit to certain customers in the normal course of business, based upon credit evaluations, primarily with 30 – 60 day terms. The Company’s reserve requirements are based on the best facts available to the Company and are reevaluated and adjusted as additional information is received. The Company’s reserves are also based on amounts determined by using percentages applied to certain aged receivable categories. These percentages are determined using a variety of factors including, but not limited to, current economic trends and historical payment and bad debt write-off experience. Accounts are written off when they are deemed uncollectible.
The Company evaluated its accounts receivable at both June 30, 2014 and December 31, 2013 and did not record an allowance for doubtful accounts because of the assurance of collectability of those receivables at the respective periods.

Inventory
Inventory is stated at the lower of cost or market value using the first-in, first-out (FIFO) method. Inventory consists of VoIP telephones and adapters that are sold in the normal course of business to end-user customers and resellers. Substantially all of the inventory was held on the books of Signal Point Corp. and was written off at June 30, 2013, when Signal Point Corp. shut down its operations. The remaining inventory amounts have been classified under the line item “Assets of discontinued operations” in the accompanying unaudited condensed consolidated financial statements.
Property, Equipment and Software
Property, equipment, and software are recorded at cost, using the straight-line depreciation method over the estimated useful life of the related assets as shown below.

Telephone equipment	5 – 9.5 years
Machinery and equipment	3 – 10 years
Furniture and fixtures	5 – 7 years
Vehicles	4 – 5 years
Leasehold improvements	3 years
Computer software	3 years

Leasehold improvements are depreciated over the shorter of their estimated useful lives or their reasonably assured lease terms.
Major improvements that extend the useful life or add functionality to property are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred.
The Company performs periodic internal reviews to determine depreciable lives of its property, equipment and software based on input from Company personnel, actual usage and the physical condition of the Company’s property, equipment and software.
Software Development
At June 30, 2014 and December 31, 2013, SignalShare had incurred and capitalized $333,648 and $197,596, respectively, in software development costs related to its Live-Fi software system. The amounts capitalized represent the costs incurred for the use of outside vendors and do not include the capitalization of internal software development costs. The Live-Fi software amount is included in the accompanying condensed consolidated balance sheets in the line item “Other assets.” It is anticipated that the Live-Fi software will be fully developed toward the end of 2014 and a useful life will be determined at that time. It is expected that the software will be amortized over its useful life beginning late in the second half of 2014.
Accounts Payable Claims and Disputes
The Company has established a systematic approach to record accounts payable based on invoice amount, net of claims filed and acknowledged by vendors, as well as any additional credits received. Billings from carriers frequently require adjustment to reflect the Company’s correct usage of those carrier services. All claims by the Company against vendors are netted against payables to those vendors and expect to be settled through credits issued by vendors. Any additional credits received, such as late fees usually waived by vendors, are generally insignificant.
Revenue Recognition
Signal Point derived the majority of its revenue from monthly recurring fees and usage-based fees that are generated principally by sales of its network, carrier and subscription services. In addition, with the acquisition of SignalShare, the Company derives revenues from the construction of both temporary and permanent broadband installation services at large event forums.

Monthly recurring fees include the fees paid by Signal Point’s network and carrier services customers for lines in service and additional features on those lines. Signal Point primarily bills monthly recurring fees in advance, and recognizes the fees in the period in which the service is provided.
Usage-based fees consist of fees paid by Signal Point’s network and carrier services customers for each call made, and fees paid by outside carriers when Signal Point’s switching facilities provide a connection between the carrier and the end user (i.e. “reciprocal compensation”) and access fees paid by carriers for long distance calls Signal Point originates or terminates for those carriers. These fees are billed in arrears and recognized in the period in which the service is provided.
Subscriber fees include monthly recurring fees paid by Signal Point’s end-user subscribers for lines in service, additional features on those lines, and usage-based per-call and per-minute fees. Subscriber fees also consist of providing access to data, wireless, and VoIP services. These fees are billed in advance for monthly recurring items and in arrears for usage-based items, and revenues are recognized in the period in which service is provided.
Termination revenue is recognized when a customer discontinues service prior to the end of the contract period, for which the Company had previously received consideration. Termination revenue is also recognized when customers are required to make termination penalty payments to the Company to settle contractually committed purchase amounts that the customer no longer expects to meet or when a customer and the Company renegotiate a contract under which the Company is no longer obligated to provide services for consideration previously received.
SignalShare product sales are only recognized as revenue at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery or service is completed, no other significant obligations of the Company exist and collectability is reasonably assured.
Revenue arises from setting up a Wi-Fi network for an event, an equipment sales contract, an equipment rental contract, consulting services and support and maintenance contracts. The table below describes the accounting for the various components of SignalShare’s revenues.

Product	Recognition Policy
Event Services (Setting up a Wi-Fi network) Workshops and Workshop Certificates	Deferred and recognized upon the completion of the event
Equipment sales	Recognized at the time delivered and installed at the customer location
Equipment rental contract	Deferred and recognized as services are delivered, or on a straight-line basis over the initial term of the rental contract
Consulting services (on Wi-Fi networks, installation, maintenance)	Recognized as services are delivered
Support and Maintenance contract	Deferred and recognized on a straight-line basis over the term of the arrangement

The Company recognizes revenue in accordance with US GAAP, specifically Accounting Standards Codification (“ASC”) 605 “Revenue Recognition,” which requires satisfaction of the following four basic criteria before revenue can be recognized:
•
  There is persuasive evidence that an arrangement exists;
•
  Delivery has occurred or services have been rendered;
•
  The fee is fixed and determinable; and
•
  Collectability is reasonably assured.

The Company bases its determination of the third and fourth criteria above on its judgment regarding the fixed nature of the fee it has charged for the services rendered and products delivered, and the prospects that those fees will be collected. If changes in conditions should cause it to determine that these criteria likely will not be met for some future transactions, revenue recognized for any reporting period could be materially adversely affected.
Company management continually reviews and evaluates the collectability of revenues. For further information please see “Accounts Receivable and Allowance for Doubtful Accounts” above. The Company’s management makes estimates of future customer credits and settlements due to various disputes on pricing and other terms of the contracts, including the analysis of historical trends and known events. Provisions for customer credits and settlements are recorded as a reduction of revenue when incurred and estimable. Since any revenue allowances are recorded as an offset to revenue, any future increases or decreases in the allowances will positively or negatively affect revenue by the same amount.
The Company, through its wholly owned subsidiary Signal Point Corp., was a CLEC and an ISP. As such, the Company derived revenue from sales of its network, carrier, subscriber services, and prepaid calling card fees.
Prepaid calling card fees are billed in advance based on the retail face value of the calling card, net of wholesale discounts, if applicable. The revenue from the sale of the prepaid calling card is deferred on the balance sheet and recognized as the card is used and service is provided to the end user. Prepaid calling cards were part of the Signal Point Corp. business that was discontinued on June 30, 2013 and these fees and deferred revenues are included as a component of discontinued operations in the respective periods in 2013.
Deferred Revenue and Customer Prepayments
Signal Point bills customers in advance for certain of its telecommunications services. If the customer makes payment before the service is rendered to the customer, Signal Point records the payment in a liability account entitled customer prepayments and recognizes the revenue related to the communications services when the customer receives and utilizes that service, at which time the earnings process is complete.
SignalShare, from time to time, enters into leasing transactions to finance certain customer projects. In these leasing transactions, SignalShare receives payment from the third-party leasing company and uses the cash received to fund the project. All revenues related to these types of projects are deferred until the project is complete and the customer has approved the installation. At that time, SignalShare records the revenue previously deferred as it has no further obligation to the customer and the earnings process is complete. As of June 30, 2014 and December 31, 2013, SignalShare’s deferred revenue amounted to $1,513,415 and $558,458, respectively and $676,880 and $229,714 in prepaid expenses for uncompleted customer projects, respectively.
Prepaid Expenses and Other Current Assets
Prepaid expenses and other current assets consist of services, insurance, maintenance contracts and refundable deposits. Other than refundable deposits, prepayments are expensed on a straight-line basis over the corresponding life of the underlying agreements.
Cost of Sales
Cost of sales consists primarily of leased transport charges and usage costs for local and long distance calls. Leased transport charges are the payments the Company makes to lease the telephone and data transmission lines it uses to connect customers to the Company’s network and to connect the Company’s network to the networks of other carriers. Usage costs for local and long distance calls are the costs incurred to connect the calls made by customers that are terminated on the networks of other carriers. These costs may include an estimate of charges for which invoices have not yet been received, and may be based upon the estimated number of transmission lines and facilities in service, estimated minutes of use, estimated amounts accrued for pending disputes with other carriers, as well as upon the contractual rates charged by the Company’s service providers. Subsequent adjustments to these estimates may occur after the bills are received for the actual costs incurred, but these adjustments generally are not expected to have a material impact on the operating results based on historical experience.
Judgment is required in estimating the ultimate outcome of the dispute resolution process, as well as any other amounts that may be incurred to conclude the negotiations or settle any litigation. Actual results may differ from estimates and such differences could be material.
Selling, General and Administrative Expenses
The Company’s selling, general and administrative expenses are defined as expenses incurred by the Company that relate directly to the day-to-day operations and the administration of the Company. These costs consist primarily of, but are not limited to, compensation, depreciation and amortization, commissions, selling and marketing, customer service, billing, corporate administration, engineering, personnel and other costs.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to credit risk consist of cash, cash equivalents and accounts receivable. Exposure to losses on accounts receivable is principally dependent on each customer’s financial condition. The Company monitors its exposure for customer credit losses and maintains allowances for anticipated losses. The Company places its cash and cash equivalents in financial institutions insured by the Federal Depository Insurance Corporation, to the maximum amount of that coverage. Additionally, the Company limits its amount of credit exposure to any one institution. The Company has never experienced any losses in these accounts and believes that its credit risk exposure with respect to cash balances held by depository institutions is limited.
Concentrations
The Company currently leases its transport capacity from a limited number of suppliers and is dependent upon the availability of transmission facilities owned by the suppliers. The Company is vulnerable to the risk of renewing favorable supplier contracts and timeliness of the supplier in processing the Company’s orders for customers, and is at risk related to regulation and regulatory developments that govern the rates to be charged to the Company and, in some instances, whether certain facilities are required to be made available to the Company. The Company has two major suppliers: Verizon Communications, Inc. and Level 3 that accounted for a combined 53%, and 54% and 57% and 59% of its carrier cost of services for the three and six months ended June 30, 2014 and 2013, respectively. The Company has no other supplier that accounts for greater than 10% of the Company’s costs of services. (See Note 16 for a discussion of concentration of customers).
Stock-Based Compensation
The 2013 Employee, Director and Consultants Equity Incentive Plan
On April 15, 2013, the Company’s Board of Directors and stockholders adopted the 2013 Employee, Director and Consultants Equity Incentive Plan (the “2013 Plan”). The purpose of the 2013 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of these persons in the Company’s development and financial success. Under the 2013 Plan, the Company is authorized to issue up to 4,000,000 shares of Common Stock, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long term incentive awards. No awards have been made under this plan through the date of this interim financial report.
The 2014 Stock Appreciation Right Agreement
On August 12, 2014, the Board of Directors authorized the Company to enter into a Stock Appreciation Right agreement (the “Agreement”) by and between the Company and two current officers and a current consultant for the Company (the “Recipients”). The Agreement granted stock appreciation rights (“SARs”) as an inducement for the Recipients to promote the best interests of the Company and its stockholders. The spread between the stated SARs value of the Company’s common stock, par value $0.001 per share (“Common Stock”) and the then fair market value of the stock on the date of exercise shall be payable to the Recipients, less applicable tax withholdings.
The SARs will be granted upon the consummation by the Company of any transaction or series of transactions (the “Transaction”) that results in (i) shares of the Common Stock being registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “34 Act”); or (ii) shares of Common Stock being exchanged for equity interests of an entity that is listed or authorized for trading on a national securities exchange, or the OTC Electronic Bulletin Board, or is an entity with a class of securities registered under Section 12 of the 34 Act. To the extent that there are changes in the number or kind of Common Stock outstanding as a result of a business transaction (e.g., merger, reorganization or any extraordinary or unusual event), the number of SARs granted to the Recipients will be appropriately adjusted to reflect any increase or decrease in the number of shares related to that business transaction. The SARs are subject to graded vesting provisions and may only be exercised when the Recipients SARs have vested. The SARs will vest 50% on January 10, 2015 and 50% on January 10, 2016 and the SARs may only be exercised in the year in which they vest. Vested SARs that remain unexercised at the end of a vesting year will expire at that time. Any unvested SARs will be immediately forfeited and canceled in the event that a Recipient’s employment or other service with the Company is terminated for any reason.
Goodwill
Goodwill represents the excess of cost over the fair value of net assets of businesses acquired. In accordance with the provisions of ASC 350 “Intangibles — Goodwill and Other.” The Company does not amortize goodwill or other acquired intangible assets with indefinite useful lives. The Company has identified two reporting units as defined in ASC 350. Goodwill is assessed for impairment at least annually, based upon the Company’s estimate of the fair value of the reporting units. At June 30, 2014 and December 31, 2013 there was $4,121,284 of goodwill recorded related to the January 14, 2013 acquisition of SignalShare. This goodwill was tested for impairment in the fourth quarter of 2013 and no diminution of value was determined at that time. In Management’s opinion, there have been no events through the date of this quarterly report that would indicate that this goodwill is impaired.
Impairment of Long Lived-Assets
In accordance with ASC 360 “Property, Plant, and Equipment” (the “PP&E Topic”), long-lived assets are periodically evaluated for potential impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. In the event that periodic assessments determine that the carrying amount of the asset exceeds the sum of the undiscounted cash flows (excluding interest on any borrowings used to fund the assets) that are expected to result from the use and eventual disposition of the asset, the Company would recognize an impairment loss to the extent the carrying amount exceeded the fair value of the property. There was no indication that any long-lived assets were impaired at either June 30, 2014 or at December 31, 2013.
Fair Value of Financial Instruments
We adopted the guidance of ASC 820 for fair value measurements that clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:
Level 1 — Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.
Level 2 — Inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.
Level 3 — Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts receivable, prepaid expenses, other current assets, accounts payable, accrued expenses, loans payable, deferred revenue and other current liabilities approximate their fair market value based on the short-term maturity of these instruments.
ASC 825-10 “Financial Instruments,” allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding financial instruments.
Income Taxes
The Company utilizes ASC 740 “Income Taxes” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes primarily relate to the recognition of debt costs. The adoption of ASC 740-10 did not have a material impact on the Company’s results of operations or financial condition.
Legal and Contingency Reserves
The Company accounts for legal and other contingencies in accordance with ASC 450 “Contingencies.” Loss contingencies are accrued by a charge to income if two conditions are met. The first condition is that information existing prior to the issuance of the consolidated financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the consolidated financial statements. It is implicit in this condition that it must be probable that one or more future events will occur confirming the fact of the loss. The second condition is that the amount of the loss can be reasonably estimated. There were no legal or contingency reserves that met the requirements to be recorded at either June 30, 2014 or December 31, 2013.
Recent Accounting Pronouncements
There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to have a material impact on the Company’s consolidated financial position, results of operations or cash flows. The discussion below contains the major accounting pronouncements during the interim period.
In May 2014, the Financial Accounting Standards Board (“FASB”) issued its long awaited Revenue Recognition standard. The guidance is effective prospectively for fiscal years and interim periods within those years, beginning for the Company on January 1, 2017. The Company is studying this document to determine what, if any, changes may need to be made to its revenue recognition policy.
Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants (“AICPA’’), and the Securities and Exchange Commission did not, or are not expected by management, to have a material impact on the Company’s present or future financial statements.
4.   Acquisition of SignalShare, LLC
On January 14, 2013, Holdings and its wholly owned subsidiary, SignalShare Acquisition Corporation (“Merger Sub”) and SignalShare and its members entered into a merger agreement whereby the members of SignalShare (the “Members”) exchanged their membership interests into rights to receive merger consideration, as set forth below, and Merger Sub merged with and into SignalShare where SignalShare became the surviving entity and Holdings became the sole member of this surviving entity. Merger Sub was dissolved as part of this transaction.

Holdings paid Merger consideration to the members of SignalShare of $4,950,000 comprised of (i) 3.00% of the then issued and outstanding Holdings’ Common Stock (consisting of 3,000,000 issued and outstanding shares of Common Stock issued to the Members at the Closing) valued at $4,500,000 (the then market price for sale of the Company’s shares), in exchange for 90.91% of the Member Interests, (ii) $450,000 in cash in exchange for 9.09% of the Member Interest to be paid as follows (a) an amount equal to $125,000 at Closing, (b) an amount equal to $125,000 within 24 hours following receipt by the Buyer of Audited Financial Statements ("Audit Delivery Date’’) reflecting gross revenues in the amount of at least $3,000,000 for the year ended December 31, 2012 and $100,000 of net earnings after returns, discounts and allowances computed in accordance with the Company’s accounting policies, (c) an amount equal to $50,000 ninety (90) days after the later to occur of Closing or the Audit Delivery Date, (d) an amount equal to $75,000 one hundred twenty (120) days after the later to occur of Closing and the Audit Delivery Date, and (e) an amount equal to $75,000 one hundred eighty (180) days after the later to occur of Closing and the Audit Delivery Date. During the six months ended June 30, 2014, payments in the amount of $43,019 had been made, resulting in an outstanding loan balance due to the Members of $-0- and $43,019 at June 30, 2014 and December 31, 2013, respectively.
On January 14, 2013, the closing date, pursuant to the merger agreement as discussed above, Holdings assumed an outstanding promissory note of SignalShare payable to certain of its Members in the amount of $171,976. The balance outstanding on this note was $47,754 and $105,087 at June 30, 2014 and December 31, 2013, respectively.
The acquisition of SignalShare has been accounted for as a business combination. Effective January 15, 2013, the results of SignalShare’s operations are included in the Company’s unaudited condensed consolidated financial statements.
The following tables summarize the consideration transferred to acquire SignalShare and the amounts of identifiable assets acquired and liabilities assumed based on the estimated fair value of the assets acquired which fair value was substantially equivalent to book value on the date of the acquisition and no fair value adjustments were made to either the assets acquired or the liabilities assumed.

Issuance of 3,000,000 shares of common stock to SignalShare LLC former Members	$4,500,000
Cash portion of acquisition price	450,000
Total acquisition consideration	$4,950,000

The following table summarizes the recognized amounts of assets acquired and liabilities assumed.

Current Assets	$521,389
Fixed assets, net	301,405
Other assets	131,899
Current liabilities	(362,524)
Notes payable	(171,976)
Capital leases	(91,477)
Net assets Acquired	328,716
Identifiable intangible assets	500,000
Goodwill	4,121,284
Total consideration	$4,950,000

The allocation to the identifiable intangible asset and goodwill is final. The intangible asset recognized is attributable to the five-year non-compete agreement that the Company has with senior executives of SignalShare. This intangible asset is being amortized and charged to expense over the five-year life of the non-compete agreements. For the three months ended June 30, 2014 and 2013, $25,000 and $25,000, respectively, was amortized and charged to expense and for the six months ended June 30, 2014 and 2013, $50,000 and $45,833, respectively, was amortized and charged to expense. As of June 30, 2014, a net balance of $354,167 was remaining with a remaining amortization period of forty-two and one-half months.

5.   The Shutdown of Signal Point Corp. and Its Presentation as Discontinued Operations
Shutdown of Signal Point Corp.
On June 30, 2013, the Company closed down the operations of Signal Point Corp. This decision was made as a result of a continuing decline in revenues, increasing costs and a Federal and state regulatory environment that continued to pressure margins in the Signal Point Corp. businesses. As a result of the decision to shut down Signal Point Corp., all applicable employees were terminated, as were leases for Signal Point Corp.’s facilities and office space.
Discontinued Operations Presentation
As disclosed above, Signal Point Corp. was closed on June 30, 2013 and all operations at that subsidiary ceased. Therefore, at June 30, 2014 and 2013, Signal Point Corp. is presented in the unaudited condensed consolidated financial statements as discontinued operations and its financial results are summarized as one-line items in the unaudited condensed consolidated financial statements. In accordance with the relevant accounting standard guidance, the presentation of Signal Point Corp. as discontinued operations in the June 30, 2013 consolidated financial statements required that presentation to be used in the consolidated balance sheets at December 31, 2013 and for the unaudited condensed consolidated financial statements for the three and six months ended June 30, 2014 and 2013. As a result, Signal Point Corp. is presented as discontinued operations in all of the consolidated financial statements presented in this quarterly report.
The termination of Signal Point Corp.’s operations resulted in the Company focusing on its broadband and Wi-Fi product lines which business is accomplished through its Signal Point and SignalShare subsidiaries.
The primary components of the amounts reported as discontinued operations are summarized in the following table.
Loss from Discontinued Operations
For the Three Month and Six Month Periods Ended June 30, 2014 and 2013
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
(Loss) from discontinued operations
Revenues	$—	$1,042,908	$—	$2,647,008
Cost of sales	—	1,379,032	—	3,118,454
Gross margin	—	(336,124)	—	(471,446)
Selling, general and administrative expenses	—	823,050	—	2,076,441
Other (expense) income	(3,212)	415,342	(81,122)	(203,435)
Loss from discontinued operations before income taxes	(3,212)	(743,832)	(81,122)	(2,751,322)
Income taxes	—	—	—	—
Loss from discontinued operations, net of tax	$(3,212)	$(743,832)	$(81,122)	$(2,751,322)

Assets and Liabilities of Discontinued Operations
At June 30, 2014 and December 31, 2013

	June 30, 2014 (Unaudited)	December 31, 2013
Assets
Cash	$35	$27,750
Total current assets	35	27,750
Other assets	50,000	50,000
Total assets of discontinued operations	$50,035	$77,750
Liabilities
Accounts payable and accrued expenses	$3,033,206	$3,296,410
Other liabilities	198,825	199,278
Total liabilities of discontinued operations	$3,232,031	$3,495,688

6.   Property, Equipment and Software
Property, equipment and software consist of the following:

	Balance at
	June 30, 2014 (Unaudited)	December 31, 2013
Property, Equipment and Software
Machinery and equipment	$5,138,892	$5,049,299
Equipment offsite	121,808	121,808
Furniture, fixtures and equipment	145,154	136,164
Software	127,060	125,587
Trucks and autos	36,040	36,040
Total property, equipment and software	5,568,954	5,468,898
Less: accumulated depreciation	(5,086,195)	(5,007,727)
Property, equipment and software, net	$482,759	$461,171

Depreciation and amortization expense was $33,527 and $76,316 for the three months ended June 30, 2014 and 2013 and $78,469 and $152,632 for the six months ended June 30, 2014 and 2013, respectively. Depreciation and amortization expense for both periods was included in the selling, general and administrative expense caption in the accompanying unaudited condensed Consolidated Statements of Operations.
Subsequent to June 30, 2013, an agreement was made with Signal Source Technologies (SST) to sell off old assets that SignalShare had used to deliver temporary Wi-Fi services. However, some assets were under lease. Therefore, the following two separate agreements were entered:
(a) Sale of assets for the total proceeds of $177,444. As of June 30, 2013, that equipment has been recognized as “Equipment held for sale” in the condensed consolidated balance sheets.
(b) With regard to the lease reimbursements in the amount of $137,712, the lease liability could not be transferred to SST. It was agreed that SST would reimburse SignalShare for the lease payments made up to the time of the transfer. In addition, SignalShare would invoice SST monthly for its payments under the lease obligation. SignalShare would still have full responsibility to the leasing companies for the remaining payments. Title to the assets would remain with SignalShare until the leases were fully paid. During the three-month and six-month periods ended June 30, 2014, SignalShare recorded lease reimbursements of $37,028 and $74,055, respectively under “other income” in the accompanying unaudited condensed consolidated statement of operations.

7.   Capital Lease Obligations
The Company had several capital lease obligations. Property under those capital lease obligations (included in property, plant and equipment) at June 30, 2014 and December 31, 2013 consist of the following:

	June 30, 2014	December 31, 2013
	(unaudited)
Capital Lease Property
Machinery and equipment	$490,353	$476,228
Software	125,587	125,587
Less: Accumulated depreciation	(164,478)	(192,512)
Net capital lease property	$451,462	$409,303

Depreciation and amortization expense of leased property under capital lease obligations amounted to $18,231 and $33,529 and $28,019 and $38,261 for the three months and six months ended June 30, 2014 and 2013, respectively.
Future minimum lease obligations under the capital leases consist of the following for the year ending June 30:

Year	Amount
2015	$699,853
2016	712,041
2017	705,202
2018	220,204
Total	2,337,300
Less – amounts representing interest	(175,398)
Present value of net minimum lease payments	2,161,902
Less: Current portion	(647,334)
Net long-term portion	$1,514,568

SignalShare Lease Transactions
SignalShare finances certain sales to customers through a third-party leasing company. Once the equipment installation is complete, SignalShare recognizes the revenues and costs related to these transactions. Payments to the third-party leasing company are made directly by SignalShare’s customer and, if applicable, the customer has the option to purchase the equipment at the end of the lease for an additional payment.
At the inception of the lease, the third-party leasing company remits cash to SignalShare in an amount equal to the amount of the lease, less finance costs to be collected over the lease term. SignalShare purchases the equipment and completes the installation. Upon completion of the installation, the revenue is fully recognized and the equipment is immediately expensed, as are the costs of the installation and the finance component of the lease is charged to cost of sales. Thus all of the revenue and costs are recorded immediately upon completion of the installation.
During the latter part of 2013 and the second quarter of 2014, SignalShare purchased equipment to fulfill a customer sales order amounting to $2,482,022, but the installation was not completed as of June 30, 2014 and, accordingly, that equipment has been presented as “Equipment purchased for resale” in the accompanying condensed consolidated balance sheets.
SignalShare is the lessee and is ultimately responsible for the payments under the lease. Since the equipment is installed on the customer’s property, the customer controls the equipment and the ultimate decision with regard to purchasing the equipment at the end of the lease term, SignalShare records an accounts receivable and a lease liability in its accounting books and records. The accounts receivable and lease liability are offset each month as the customer makes payments. Where leases extend beyond twelve months, the related accounts receivable and payable are discounted at the imputed interest rate in the lease. In effect, SignalShare is a guarantor of the lease in the event that its customer doesn’t make the required lease payments. Since the inception of this program in mid-2013, SignalShare has not had to make any lease payments on behalf of a customer.
The lease related accounts receivable and the lease obligations, together with the balance sheet caption that contains each amount are as follows:

June 30, 2014 (Unaudited)
Lease accounts receivable
Current (accounts receivable)	$96,101
Long-term (other assets)	161,801
Total lease accounts receivable	$257,902
Lease obligations
Current (capital leases payable)	$96,101
Long-term (non-current lease obligations)	161,801
Total lease obligations	$257,902

During the three months and six months ended June 30, 2014, no additional capital lease payables were incurred on behalf of customers. Repayment of capital leases payable made by customers directly to the third party leasing company during the three months and six months ended June 30, 2014 and 2013 amounted to $49,573 and $0 and $99,146 and $0, respectively.
During the six months ended June 30, 2014, SignalShare received a bridge lease of $933,733 for a Wi-Fi overlay expansion project at the Sands Expo. The deal was amended and payment terms were documented in the PO Pay Proceeds Assignment Agreement, dated June 19, 2014. This arrangement was not a traditional lease and was recorded in the account “Promissory Note – NFS” under “Current capital leases payable” in the accompanying condensed consolidated balance sheets. During the six months ended June 30, 2014, the customer repaid one half of the loan amount directly to the third party leasing company and, as of June 30, 2014, there was a balance of $466,866 remaining on the outstanding bridge lease, which has been fully paid off subsequently in August 2014.
8.   Notes Payable — Related Parties
A summary of the outstanding balance of the various notes payable is as follows —

	Balance at
	June 30, 2014 (Unaudited)	December 31, 2013
Brookville Special Purpose Fund	$2,428,556	$5,477,950
Veritas High Yield Fund, net of $67,161 and $160,966 of unamortized debt discount at June 30, 2014 and December 31, 2013, respectively	808,732	1,611,623
Robert DePalo Special Opportunity Fund	—	3,053,121
Total notes payable – related parties	3,237,288	10,142,694
Less: current portion of notes payable – related parties	(749,284)	(7,364,110)
Long-term portion of notes payable – related parties	$2,488,004	$2,778,584

The maturity dates of two of the notes payable were extended on March 31, 2014. The Brookville Special Purpose Fund maturity date was extended to January 1, 2016 and the Veritas High Yield Fund maturity date was extended to April 1, 2016. These notes have been converted to a payment schedule that will fully amortize the existing balances of the notes payable by the maturity dates of the notes. The interest rates for these two notes payable remain at the originally negotiated 14% interest rate per annum.
Accrued interest related to the Brookville Special Purpose Fund, the Veritas High Yield Fund was $99,153 at June 30, 2014, however, accrued interest was capitalized as part of the balance of these notes payable and the Robert DePalo Special Opportunity Fund at December 31, 2013 and is included in the repayment obligations of the Brookville Special Purpose Fund and the Veritas High Yield Fund that began on May 1, 2014. The capitalized interest on The Robert DePalo Special Opportunity Fund was included in the conversion of that note payable into Holdings’ common equity at the signing of the RoomLinx merger agreement on March 14, 2014.
On March 14, 2014, in connection with signing the merger agreement with RoomLinx, the $3,053,121 balance of The Robert DePalo Special Opportunity Fund was converted into equity in Holdings using an agreed upon $1.20 per common share valuation.
In addition, on March 31, 2014, there were additional conversions of Brookville Special Purpose Fund and Veritas High Yield Fund notes payable to equity, both conversions using a value of $1.50 per common share. There were conversions of $3,098,416 of the principal amount of Brookville Special Purpose Fund notes payable into 2,065,607 shares of Holdings common stock. There were conversions of $774,073 of the principal amount of Veritas High Yield Fund notes payable into 516,050 shares of Holdings common stock.
For the three months ended June 30, 2014 and 2013, the Company amortized $11,821 and $20,985 of debt discount, respectively and for the six months ended June 30, 2014 and 2013, the Company amortized $93,805 and $133,485 of debt discount, respectively. Also, for the three months ended June 30, 2014 and 2013, the Company amortized $5,623 and $10,205 of deferred financing costs, respectively, and for the six months ended June 30, 2014 and 2013, the Company amortized $46,333 and $26,606, respectively, of deferred financing costs. The amortization amounts for the six months ended June 30, 2014 reflect the acceleration of both debt discount and deferred financing costs related to the conversion of the notes payable, related parties into equity at March 14, 2014 and March 31, 2014.
A schedule of principal payments for the Brookville Special Purpose Fund and the Veritas High Yield Fund notes payable, by year, is set forth below. The Robert DePalo Special Opportunity Fund note payable was converted into additional equity as paid-in capital of Holdings at the signing of the RoomLinx merger agreement on March 14, 2014.

Year ending June 30,	Amount
2015	$816,445
2016	2,488,004
Total	3,304,449
Less: unamortized debt discount	(67,161)
Total notes payable, related parties	$3,237,288

9.   Related Party Loans Payable
Loan Payable to Majority Shareholder
During 2013, the majority shareholder made short-term, non-interest bearing loans to Holdings. The balance of the loan was $326 and $35,351 at June 30, 2014 and December 31, 2013, respectively.
SignalShare Note Payable
Prior to the acquisition by Holdings, on March 30, 2012, SignalShare assumed a $171,976 promissory note due to a member of SignalShare that was previously issued by a company under the control of certain members of SignalShare, in exchange for outstanding accounts payable. The original promissory note assumed by SignalShare was to mature on March 30, 2015 (the “Maturity Date”) and bore interest at 10% per annum from the due date of the note through the date of payment. Certain membership interests in SignalShare secured the original promissory note.

On January 14, 2013, pursuant to the merger agreement between SignalShare and Holdings, Holdings assumed the outstanding promissory note in the amount of $171,976. The note is payable in eighteen monthly installments of $9,556 with payment starting on June 15, 2013 (the 15th day of the month following receipt of the audited financial statements of SignalShare, LLC, which financial statements were received on May 2, 2013). All scheduled installment payments have been made through June 30, 2014 and the balance of this note was $47,754 at that date.
The following table summarizes the related party loans at June 30, 2014 and at December 31, 2013

Description	June 30 2014 (Unaudited)	December 31, 2013
Loan payable to majority shareholder	$326	$35,351
Loan payable for SignalShare acquisition	—	43,019
Note Payable to former SignalShare Members	47,754	105,087
Loans payable – related parties	$48,080	$183,457

10.   Related Party Transactions — Stockholders
The Chief Executive Officer of the Company is also a significant shareholder of the Company. He also manages the Brookville Special Purpose Fund, the Veritas High Yield Fund and The Robert DePalo Special Opportunity Fund.
The Series A preferred stock is owned by a company whose president is related to the principal shareholder. Holdings recognized Series A Preferred Stock dividends in the amount of $150,000 and $300,000 for the three month and six month periods ended June 30, 2014 and 2013, respectively.
The Series B preferred stock was purchased by the Chief Executive Officer on July 1, 2013 for $760,000 and the terms of that preferred stock permits him to exercise a broad range of control over the affairs of the Company.
The Chief Executive Officer of the Company is also a major shareholder and the Chief Executive Officer of Arjent, Ltd., an investment banking and advisory company. During the six months ended June 30, 2014, the Company made a payment to Arjent, Ltd., in the amount of $330,000 for investment banking services related to introductions to potential European acquisition candidates.
11.   Accrued Expenses
Accrued expenses consist of the following:

	June 30, 2014 (Unaudited)	December 31, 2013
Cost of service	$375,884	$272,171
Selling, general and administrative expense	261,929	208,294
Compensation	99,576	43,671
Interest	99,154	—
Total	$836,543	$524,136

12.   Operating Lease Commitments
The Company leases office space in New Jersey and North Carolina under operating leases that expire at various dates through 2019. The office leases require the Company to pay escalating rental payments over the terms of the leases. The Company accounts for rent expense in accordance with ASC 840, the “Leases Topic” that requires rentals to be charged to income on a straight-line basis. The Company performs a deferred rent analysis when a new lease is entered into and when the current leases have been renewed or amended. Rent expense was $78,682 and $74,883 and $155,448 and $201,039 for the three month and six month periods ended June 30, 2014 and 2013, respectively.

13.   Stockholders’ Equity
As of June 30, 2014 and December 31, 2013, the Company had 150,000,000 shares of common stock authorized with a par value of $0.001 per share and 114,282,138 and 109,156,213 shares issued and outstanding, respectively.
Contributions by Majority Shareholder
In January 2013, the Company’s principal shareholder contributed $7,184,953 which amount was recorded as additional paid-in capital.
In the six month period ended June 30, 2014, the Company’s principal shareholder contributed $5,583,500 which amount was recorded as additional paid-in capital.
The purchase of SignalShare on January 14, 2013
On January 14, 2013, Holdings acquired all of the membership interests in SignalShare in exchange for a short-term note in the amount of $450,000 (of which, $0 and $43,019 was outstanding at June 30, 2014 and December 31, 2013, respectively) and the issuance of three million shares of Holdings common stock valued at $1.50 per share (the price at which Holdings common equity was being sold in a contemporaneous third-party transaction) which was recorded as $3,000 in common stock and $4,497,000 in additional paid-in capital for a total common stock value of $4,500,000. The total cash and stock acquisition price of SignalShare was $4,950,000.
Preferred Stock
As of June 30, 2014 and December 31, 2013, the Company had 10 million preferred shares authorized with a par value of $0.01 per share, respectively.
Series A Preferred Stock
The Company has designated 1,000 shares as Series A Preferred Stock of which all shares are issued and outstanding at both June 30, 2014 and December 31, 2013.
The Preferred Stock ranks (i) senior to all of the Common Stock, par value $0.01 per share; (2) senior to any class or series of capital stock of the Predecessor Company and (3) on parity with any class or series of capital stock of the Predecessor Company created specifically by making its terms on parity with the Series A Preferred Stock; in each case as to distributions of assets upon liquidation, dissolution or winding up of the Predecessor Company, whether voluntary or involuntary. The Series A Preferred Stock has a liquidation value of $5,000 per share.
Dividends payable on the shares of Preferred Stock shall be an aggregate amount equal to one percent (1%) of the aggregate gross consolidated revenues per month of the Predecessor Company and any of its consolidated subsidiaries, joint ventures, partnerships and/or licensing arrangements. Subsequent to entering into the Series A Preferred Stock transaction, the dividend terms were amended such that the amount of the monthly dividend was changed to 1% of consolidated revenue or $50,000 per month, whichever calculation produces a higher dividend.
Series B Preferred Stock
On July 1, 2013, the Company designated and issued 10 shares of Series B Preferred Stock, to the then majority shareholder, which shares were issued and outstanding at June 30, 2014 and December 31, 2013 There are no cash and/or cumulative dividends authorized for the Series B Preferred Stock, but the provisions of the Series B Preferred Stock permit the holder to exercise control over a broad range of Company actions. The Series B Preferred Stock terminates by its terms on December 31, 2021 and was valued at the date of issuance at $760,000 (determined on a discounted cash flow basis, which is a level 2 fair value measurement).

14.   Stock Option Plans
2013 Employee, Director and Consultants Equity Incentive Plan
On April 15, 2013, the Company’s Board of Directors and stockholders adopted the 2013 Employee, Director and Consultants Equity Incentive Plan (the “2013 Plan”). The purpose of the 2013 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of these persons in the Company’s development and financial success. Under the 2013 Plan, the Company is authorized to issue up to 4,000,000 shares of Common Stock, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long-term incentive awards. The 2013 Plan will be administered by the Company’s board of directors unless and until authority has been delegated to a committee of the Board of Directors.
The Company’s Board of Directors, or a committee of the Board thereof, will determine the terms of options and other awards, including
•
  Interpret the provisions of the 2013 Plan and all stock rights and to make all rules and determinations that it deems necessary or advisable for the administration of the 2013 Plan;
•
  The determination of which employees, directors and consultants will be granted options and other awards;
•
  The determination of the number of shares for which a stock right or stock rights shall be granted, provided, however, that in no event shall stock rights with respect to more than 300,000 shares be granted to any participant in any fiscal year; and
•
  Exercise such other duties as necessary to successfully administer the 2013 Plan.
The annual increase in the number of shares shall be equal to the lesser of:
•
  1,000,000 or the equivalent of such number of shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction;
•
  3% of the number of outstanding shares of common stock on such date; and
•
  An amount determined by the board of directors.
No stock awards have been made in connection with the 2013 Plan through the date of the issuance of these unaudited condensed consolidated financial statements.
The 2014 Stock Appreciation Right Agreement
On August 12, 2014, the Board of Directors authorized the Company to enter into a Stock Appreciation Right agreement (the “Agreement”) by and between the Company and two current officers and a consultant for the Company (the “Recipients”). The Agreement granted stock appreciation rights (“SARs”) as an inducement for the Recipients to promote the best interests of the Company and its stockholders. The spread between the then fair market value of the Company’s common stock, par value $0.001 per share (“Common Stock”) and the then fair market value of the stock on the date of exercise shall be payable to the Recipients, less applicable tax withholdings.
The SARs will be granted upon the consummation by the Company of any transaction or series of transactions (the “Transaction”) that results in (i) shares of the Common Stock being registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “34 Act”); or (ii) shares of Common Stock being exchanged for equity interests of an entity that is listed or authorized for trading on a national securities exchange, or the OTC Electronic Bulletin Board, or is an entity with a class of securities registered under Section 12 of the 34 Act. To the extent that there are changes in the number or kind of Common Stock outstanding as a result of a business transaction (e.g., merger, reorganization or any extraordinary or unusual event), the number of SARs granted to the Recipients will be appropriately adjusted to reflect any increase or decrease in the number of shares related to that business transaction. The

SARs are subject to graded vesting provisions and may only be exercised when the Recipients SARs have vested. The SARs will vest 50% on January 10, 2015 and 50% on January 10, 2016 and the SARs may only be exercised in the year in which they vest. Vested SARs that remain unexercised at the end of a vesting year will expire at that time. Any unvested SARs will be immediately forfeited and canceled in the event that a Recipient’s employment or other service with the Company is terminated for any reason.
Set forth below is information with regard to the individuals, number of shares and exercise price of the SARs:
•
  Aaron Dobrinsky, President or an entity of his choosing, SARs were authorized for 3,500,000 shares of Common Stock at $.50 per share, provided Mr. Dobrinsky remains employed by the Company.
•
  Christopher Broderick, Chief Operating Officer, or an entity of his choosing SARs were authorized for 3,500,000 shares of Common Stock at $.50 per share, provided Mr. Broderick remains employed by the Company.
•
  SAB Management LLC, an entity owned by Andrew Bressman, Managing Director and his wife SARs were authorized for 8,500,000 shares of Common Stock at $.10 per share, provided Mr. Bressman remains employed by the company.
15.   Income Taxes
For six months ended June 30, 2014 and 2013, the Company had incurred significant operating losses and, as a result, no provisions for either Federal or state income taxes were made. In addition, no deferred tax assets were recorded.
Tax returns for Holdings and its subsidiaries have not been prepared and filed for the period from inception (September 29, 2012) through June 30, 2014. It is not expected that Signal Point Holdings Corp. and its subsidiaries would have a tax liability for any periods included in the accompanying unaudited condensed consolidated financial statements.
At June 30, 2014 and 2013, the Company had federal and state net operating loss carry forwards of approximately $43.6 million and $36.7 million, respectively that begin to expire in 2022.
The provision for income taxes differ from the amount of income tax determined by applying the applicable U.S. statutory rate to losses before income tax expense for the six month periods ended June 30, 2014 and 2013, respectively.

	June 30,
	2014 (Unaudited)	2013 (Unaudited)
Statutory federal income tax rate	35.0%	35.0%
Combined average statutory state and local income tax rate (7.4%) net of federal benefits	4.8%	4.8%
Net operating losses and other tax benefits for which no current benefit is being realized	(39.8)%	(39.8)%
Effective tax rate	0.0%	0.0%

Deferred income taxes result from temporary differences in the recognition of income and expenses for financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing the deferred tax asset and liabilities result principally from the following for the six months ended June 30, 2014 and 2013, respectively.

	June 30,
	2014 (Unaudited)	2013 (Unaudited)
Deferred tax asset:
Net operating loss carry forwards	$15,273,000	$12,831,000
State and local net operating loss carryforwards	2,095,000	1,760,000
Less: valuation allowance	(17,368,000)	(14,591,000)
Net deferred tax asset	$—	$—

16.   Concentrations
The Company’s revenues can be split into three broad product categories; managed services provider for small and mid-size businesses (broadband services as provided by the Signal Point Telecommunications and wired and wireless broadband services for large venues (since January 14, 2013 upon the acquisition of SignalShare), which complements the broadband services provided by Signal Point and wholesale (the CLEC-based business of Signal Point Corp., for the periods prior to June 30, 2013 when Signal Point Corp., was shut down)
For Holdings for the three and six month periods ended June 30, 2014 and 2013, respectively, there were no customers that accounted for more than 10% of revenues.
17.   Commitments and Contingencies
Performance Bond with the State of Virginia
At June 30, 2014 and at December 31, 2013, the Company had a $50,000 cash collateralized performance bond outstanding to the State of Virginia. As a requirement of providing services in the State of Virginia, Signal Point Corp. had to obtain a $50,000 bond in favor of the Virginia Corporate Commission (VCC). A $50,000 cash deposit held by the bonding company secures this bond. The Company is in discussions with the bonding company which has agreed that the security belongs to the Company; less certain fees owed to the bond company that amount to approximately $2,000, that were not accrued at June 30, 2014. However, the bonding company will not release the security to the Company unless 1) the VCC releases the bond; or 2) the Statute of Limitations on the bond expires. The Company is in discussions with the VCC to obtain their approval to release the bond. This $50,000 cash collateralized performance bond has been classified as assets of discontinued operations at June 30, 2014 and December 31, 2013 in the accompanying condensed consolidated balance sheets.
Non-Income Taxes
The Company remits state excise tax on various telecommunication services, as it is the Company’s position that the telephone service originates in the states where the equipment or customers are located or the services are rendered. State taxing authorities are constantly revising the laws and regulations with regard to telecommunication services and therefore, the Company is subject to potential excise tax in other jurisdictions based upon these constantly changing laws and regulations. However, the Company cannot determine such potential amount as of June 30, 2014 or December 31, 2013.
Litigation
The Company is party to various legal proceedings and claims related to its normal business operations. In the opinion of management, the Company has substantial and meritorious defenses for these claims and proceedings in which it is a defendant, and believes these matters will be ultimately resolved without a material adverse effect on the consolidated financial position, results of operations or liquidity of the Company. There were no provisions for losses related to contingencies arising in the ordinary course of business at June 30, 2014, that the Company believed to be material, individually or in the aggregate to the consolidated operating results for the three and six month periods ended June 30, 2014 and 2013.
Tandem Transit, LLC v. Signal Point Corp. ET, AL 501729/2013. Supreme Court for the State of New York, Kings County
This lawsuit was filed as a breach of contract claim associated with the Company’s cessation of services to Tandem Transit. Tandem Transit sued for unspecified damages under the agreement. The case was dismissed in Signal Point’s favor and Tandem Transit has appealed the matter and it is pending. There has been no change in the status of this lawsuit at June 30, 2014.
Other
The Company is, dependent on the use of incumbent local exchange carriers’ local and transport networks and access services to provide telecommunications services to its customers. Charges for leasing local and transport network components and purchasing special access services historically have made up a significant percentage of the Company’s overall cost of providing telecommunications services to its customers. These network components and services are purchased in each market through interconnection agreements, special access contracts, commercial agreements or a combination of such agreements from the incumbent local exchange carrier, or, where available, from other wholesale network service providers. These costs are recognized in the period in which the services are delivered and are included as a component of the Company’s cost of sales.
18.   Pending Merger with RoomLinx
On March 14, 2014, Holdings entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among RoomLinx, Inc., a Nevada corporation and a provider of television and Wi-Fi services to the hospitality industry (“RoomLinx”) and RoomLinx Merger Corp., a Delaware corporation and a wholly-owned subsidiary of RoomLinx (the “Merger Subsidiary”).
Upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Subsidiary will be merged with and into Holdings, with Holdings continuing as the surviving entity in the Merger (the “Merger”).
Upon the consummation of the merger, Holdings will own eighty-six percent (86%) of the then authorized and issued outstanding shares of the new company and the name will be changed to SignalShare Media Corp.
Simultaneous with the effective time of the Merger (the “Effective Time”), RoomLinx will effect a reverse split of its common stock (the “Reverse Stock Split”) utilizing a ratio resulting in RoomLinx having 600,000 shares of common stock issued and outstanding following the Reverse Stock Split.
At the Effective Time, pursuant to the Merger Agreement:
•
  all shares of Holdings common stock issued and outstanding immediately prior to the Effective Time will be exchanged for an aggregate of 114,282,138 restricted shares of common stock of RoomLinx, and the holders of Holdings common stock immediately prior to the Effective Time will, when taken together with shares of RoomLinx common stock (i) issuable at the Effective Time to The Robert DePalo Special Opportunity Fund, LLC upon conversion of approximately $3,200,000 of indebtedness at $1.20 per share in Signal Point (or approximately 2,666,667 shares) which conversion took place on March 14, 2014 into Holdings common stock and (ii) issuable pursuant to any equity offering consummated by any party to the Merger Agreement prior to the Effective Time, hold shares of the new merged company common stock representing in the aggregate eighty-six percent (86%) of the outstanding shares of the new merged company’s common stock immediately following the Effective Time;
•
  the shares of Holdings’ Series A Preferred Stock and Series B Preferred Stock issued and outstanding immediately prior to the Effective Time will be exchanged for shares of Series A Preferred Stock and Series B Preferred Stock, as applicable, of RoomLinX, having substantially identical terms to Holdings’ Series A Preferred Stock and Series B Preferred Stock;
•
  each share of the RoomLinx’s common stock issued and outstanding immediately prior to the Effective Time, but after giving effect to the Reverse Stock Split, will remain outstanding. Also, the holders of RoomLinx’s common stock immediately prior to the Effective Time and Cenfin, LLC, a secured lender of RoomLinx (in exchange for its agreement at the closing of the Merger to restructure indebtedness owed to it by RoomLinx), will receive additional (but restricted) shares of the new merged company’s common stock at the Effective Time. Accordingly, the holders of RoomLinx’s common stock will hold shares of RoomLinx common stock which, when taken together with shares of RoomLinx common stock (i) issuable upon the exercise of RoomLinx warrants outstanding immediately prior to the Effective Time (not including out-of-the-money warrants) and (ii) to be issued to Cenfin, LLC in exchange for its agreement to restructure indebtedness owed to it by RoomLinx, will represent in the aggregate fourteen percent (14%) of the outstanding shares of the RoomLinx’s common stock immediately following the Effective Time;
•
  the existing preferred stock of RoomLinx will be cancelled and there will be no existing shares of RoomLinx preferred stock outstanding following the Merger, except as described above; and
•
  all outstanding options to purchase RoomLinx capital stock issued under RoomLinx’s Stock Option Plan will terminate in accordance with the terms thereof. Also, at the closing of the Merger, Holdings will make a cash contribution to the new merged company in an amount equal to One Million Dollars ($1,000,000) (subject to RoomLinx meeting certain financial conditions and certain limitations regarding the use thereof).
19.   Subsequent Events
As disclosed in Note 2, Liquidity Matters, the Company received additional working capital funds of approximately $1.34 million during August 2014 from its principal shareholder and chief executive officer. This amount was included in “Additional paid-in capital” in August 2014.
As disclosed in Note 14, Stock Option Plans the Board of Directors has authorized the creation of a 2014 Stock Appreciation Rights plan. Please refer to Note 14 for a full description of that plan.

Roomlinx, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Information

Roomlinx, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Information
Explanatory Notes
On March 14, 2014, Roomlinx, Inc., a Nevada corporation (the “Company”, “RoomLinx” or “Registrant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Signal Point Holdings Corp., a Delaware corporation (“Holdings”), and Roomlinx Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the “Merger Subsidiary”) (collectively, “We” or “Our”).
Upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Subsidiary will be merged with and into Holdings, a provider of domestic and international telecommunications services, with Holdings continuing as the surviving entity in the Merger as a wholly-owned subsidiary of the Company (the “Merger”).
Simultaneous with the effective time of the Merger (the “Effective Time”), the Company will effect a reverse split of its common stock (the “Reverse Stock Split”) utilizing a ratio resulting in the Company having 600,000 shares of common stock issued and outstanding following the Reverse Stock Split.
Upon the consummation of the Merger, all of Holdings’ outstanding shares owned by Holdings’ shareholders will be exchanged one for one of the Company’s common shares where Holdings’ shareholders will own approximately eighty six (86%) percent of the then issued and outstanding shares of the Registrant, and RoomLinx’s or the Registrant’s name will be changed to SignalShare Media Corp.
The transaction is accounted for in substance as a reverse acquisition of the Registrant by Holdings since the shareholders of Holdings owned a majority of the Registrant’s voting power immediately following the transaction and Holdings’ management will assume operational, management and governance control. Holdings is treated as the surviving and continuing entity or as the accounting acquirer although RoomLinx is the legal acquirer. A reverse acquisition transaction is considered and accounted for as a capital transaction in substance. Accordingly, Holdings does not anticipate that it will recognize any goodwill or other identifiable intangible assets in connection with this reverse acquisition transaction and the historical financials following the reverse acquisition transaction will be those of Holdings and Subsidiaries.
The unaudited condensed combined pro forma financial statements have been prepared in order to present combined financial position and results of operations of the Registrant and Holdings as if the Merger had occurred as of June 30, 2014 for the pro forma condensed combined balance sheet and to give effect to the Merger between the Registrant and Holdings as if the Merger had taken place on January 1, 2014 for the condensed combined pro forma statement of operations for the six months ended June 30, 2014. The unaudited condensed combined pro forma statement of operations for the year ended December 31, 2013 is to give effect to the Merger between the Registrant and Holdings as if the Merger had taken place on January 1, 2013.
The unaudited condensed statement of operations for the Registrant for the six month period ended June 30, 2014 was derived from the unaudited consolidated statement of operations as reported with the Registrant’s Form 10-Q filed on August 14, 2014 and the unaudited condensed statement of operations for the Registrant for the year ended December 31, 2013 was derived from the consolidated statement of operations as reported with the Registrant’s Form 10-K filed on March 31, 2014.
The unaudited pro forma condensed consolidated financial information is for illustrative purposes only. The combined companies may have performed differently had they actually been combined for the periods presented. The reader should not rely on the unaudited pro forma condensed consolidated financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the Merger is consummated. Unaudited pro forma financial information should be read in conjunction with the accompanying historical consolidated financial statements of Holdings and Management’s Discussion and Analysis included elsewhere in this report.

Roomlinx, Inc.
Unaudited Condensed Combined Pro Forma Balance Sheet
as of June 30, 2014

Assets	Roomlinx	Holdings	Combined	Pro Forma Adjustments		Pro Forma Combined
Cash	$1,863,005	$2,052,004	$3,915,009	$(144,000)	a	$3,771,009
Other current assets	3,153,275	4,591,596	7,744,871			7,744,871
Current assets of discontinued operations	—	35	35			35
Total current assets	5,016,280	6,643,635	11,659,915	(144,000)		11,515,915
Property and equipment, net	210,942	482,759	693,701			693,701
Other assets	500,696	5,937,745	6,438,441			6,438,441
Assets of discontinued operations	—	50,000	50,000			50,000
Total assets	$5,727,918	$13,114,139	$18,842,057	$(144,000)		$18,698,057
Liabilities and Stockholders’ Deficit
Current liabilities
Line of credit, current portion	$124,000	$—	$124,000			$124,000
Accounts payable	3,876,701	5,906,836	9,783,537			9,783,537
Notes payable	—	749,284	749,284			749,284
Other current liabilities	2,126,674	4,396,175	6,522,849			6,522,849
Current liabilities of discontinued operations	—	3,232,031	3,232,031			3,232,031
Total current liabilities	6,127,375	14,284,326	20,411,701	—		20,411,701
Line of credit, less current portion	4,056,216	—	4,056,216			4,056,216
Notes payable – long-term	—	2,488,004	2,488,004			2,488,004
Other non-current liabilities	248,932	1,676,369	1,925,301			1,925,301
Series A preferred stock – Holdings	—	10	10			10
Total liabilities	10,432,523	18,448,709	28,881,232	—		28,881,232
Stockholders’ deficit
Preferred stock
Class A – Roomlinx	144,000	—	144,000	(144,000)	a	—
Series A – Holdings (see liabilities section above)	—	—	—			—
Series B – Holdings	—	—	—			—
Common stock:
Roomlinx’s Common stock – $0.001 par value, 200,000,000 shares authorized; 641,141 shares issued and outstanding in historical column; and 132,051,754 shares issued and outstanding in pro forma column	6,411	—	6,411	(5,770)	b	132,052
				131,411	f
Holdings’ Common stock, par value $0.001 per share; 150,000,000 shares authorized, 114,282,138 shares issued and outstanding in historical column; and nil share issued and outstanding in pro forma column	—	114,283	114,283	(114,283)	c	—
Additional paid-in capital	37,681,771	39,205,140	76,886,911	5,770	b	34,321,251
				114,283	c
				(37,687,541)	d
				(4,866,761)	e
				(131,411)	f
Accumulated deficit	(42,554,302)	(44,653,993)	(87,208,295)	37,687,541	d	(44,653,993)
				4,866,761	e
Other comprehensive income	(23,403)	—	(23,403)	—		(23,403)
Total combined stockholders deficit	(4,745,523)	(5,334,570)	(10,080,093)	(144,000)		(10,224,093)
Non-controlling interest	40,918	—	40,918	—		40,918
Total stockholders’ deficit	(4,704,605)	(5,334,570)	(10,039,175)	(144,000)		(10,183,175)
Total liabilities and stockholders’ deficit	$5,727,918	$13,114,139	$18,842,057	$(144,000)		$18,698,057

Explanation of adjustments —
   a —
  To payoff RoomLinx preferred stock in accordance with the plan of merger
   b —
  To adjust RoomLinx par value of common stock for 1 for 10 reverse merger
   c —
  To eliminate Holdings existing common stock
   d —
  To eliminate RoomLinx additional paid in capital against its accumulated deficit
   e —
  To eliminate the remaining RoomLinx deficit against Holdings accumulated paid-in capital
   f —
  To issue common shares in the merged company to Holdings and RoomLinx former shareholders
Note —
  The 17,181,625 shares to be issued to Roomlinx shareholders will be subject to a nine-month lock up period (the “Lock-Up Period”). A portion of the 17,181,635 shall be subject to leak out restrictions following the Lock-Up Period. The remaining portion of the shares shall be issued to Roomlinx’s non-insider shareholders will be issued to a trustee who will hold those shares during the Lock-Up Period and then the shares will be issued to the non-insider shareholders at which point in time they will be freely tradable-shares in the public market.

Roomlinx, Inc.
Unaudited Condensed Combined Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2014

	Roomlinx	Holdings	Combined	Pro Forma Adjustments		Pro Forma Combined
Revenues	$3,526,569	$6,483,662	$10,010,231	$—		$10,010,231
Cost of goods sold	2,234,973	4,596,484	6,831,457			6,831,457
Operating expenses	1,929,421	5,219,348	7,148,769			7,148,769
Operating loss	(637,825)	(3,332,170)	(3,969,995)	—		(3,969,995)
Non-operating income (expense)
Interest expense	(298,758)	(664,651)	(963,409)	316,737	a	(646,672)
Interest income	60,547	109,789	170,336			170,336
Gain on settlement of liabilities	76,977	—	76,977			76,977
Total non-operating income (expense)	(161,234)	(554,862)	(716,096)	316,737		(399,359)
Net loss from continuing operations before income taxes	(799,059)	(3,887,032)	(4,686,091)	316,737		(4,369,354)
Income tax expense (benefit)	—	—	—	—		—
Net loss from continuing operations	(799,059)	(3,887,032)	(4,686,091)	316,737		(4,369,354)
Net loss from discontinued operations	(46,657)	(81,122)	(127,779)			(127,779)
Net loss	(845,716)	(3,968,154)	(4,813,870)	316,737		(4,497,133)
Less: Dividends on preferred stock	—	(300,000)	(300,000)			(300,000)
Less: Net loss attributable to non-controlling interest	5,052	—	5,052			5,052
Net loss attributable to common shareholders	$(840,664)	$(4,268,154)	$(5,108,818)	$316,737		$(4,792,081)
Loss per share:
Basic and diluted loss per share from
Continuing operations, attributable to common shareholders	$(1.25)	$(0.03)				$(0.03)
Discontinued operations, attributable to common shareholders	$(0.07)	$(0.00)				$(0.00)
Net loss attributable to common shareholders – Basic and Diluted	$(1.32)	$(0.03)				$(0.03)
Weighted average number of common shares outstanding:
Basic and diluted	641,141	111,972,300		131,410,613		132,051,754

Explanation of adjustments —
a —
  To adjust interest expense and amortization of debt discount and deferred financing costs to account for the conversions of the Brookville Special Purpose Fund, the Veritas High Yield Fund and the Robert DePalo Special Opportunity Fund notes payable into common equity, including the acceleration of the related debt discount and deferred financing costs.

Roomlinx, Inc.
Unaudited Condensed Combined Pro Forma Statement of Operations
For the Year Ended December 31, 2013

	Roomlinx	Holdings	Combined	Pro Forma Adjustments		Pro Forma Combined
Revenues	$9,448,543	$14,666,968	$24,115,511	$—		$24,115,511
Cost of goods sold	6,880,599	9,968,364	16,848,963	—		$16,848,963
Operating expenses	5,836,664	10,587,155	16,423,819	—		$16,423,819
Operating loss	(3,268,720)	(5,888,551)	(9,157,271)	—		(9,157,271)
Non-operating income (expense)
Interest expense	(642,813)	(1,689,344)	(2,332,157)	930,351	a	(1,401,806)
Interest income	180,220	207,439	387,659	—		387,659
Total non-operating income (expense)	(462,593)	(1,481,905)	(1,944,498)	930,351		(1,014,147)
Net loss from continuing operations before income taxes	(3,731,313)	(7,370,456)	(11,101,769)	930,351		(10,171,418)
Income tax expense (benefit)	—	—	—	—		—
Loss from continuing operations	(3,731,313)	(7,370,456)	(11,101,769)	930,351		(10,171,418)
Net loss from discontinued operations	(422,503)	(3,122,701)	(3,545,204)	—		(3,545,204)
Net loss	(4,153,816)	(10,493,157)	(14,646,973)	930,351		(13,716,622)
Less: Dividends on preferred stock	—	(600,000)	(600,000)			(600,000)
Less; net loss attributable to non-controlling interest	12,074	—	12,074	—		12,074
Net loss attributable to common shareholders	$(4,141,742)	$(11,093,157)	$(15,234,899)	$930,351		$(14,304,548)
Loss per share:
Basic and diluted loss per share from
Continuing operations, attributable to common shareholders	$(5.82)	$(0.07)				$(0.08)
Discontinued operations, attributable to common shareholders	$(0.66)	$(0.03)				$(0.03)
Net loss attributable to common shareholders – Basic and Diluted	$(6.48)	$(0.10)				$(0.11)
Weighted average number of common shares outstanding:
Basic and diluted	640,748	109,008,268		131,411,006		132,051,754

Explanation of adjustments —
a —
  To adjust interest expense and amortization of debt discount and deferred financing costs to account for the conversions of the Brookville Special Purpose Fund, the Veritas High Yield Fund and the Robert DePalo Special Opportunity Fund notes payable into common equity, including the acceleration of the related debt discount and deferred financing costs.

RoomLinx, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
Note 1 — Transaction Overview
On March 14, 2014, Roomlinx, Inc., a Nevada corporation (the “Company” or “RoomLinx” or “Registrant”) and a provider of television and Wi-Fi services to the hospitality industry, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Signal Point Holdings Corp., a Delaware corporation (“Holdings”), and Roomlinx Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the “Merger Subsidiary”) (collectively, “We” or “Our”).
Upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Subsidiary will be merged with and into Holdings, a provider of domestic and international telecommunications services, with Holdings continuing as the surviving entity in the Merger as a wholly-owned subsidiary of the Company (the “Merger”).
Simultaneous with the effective time of the Merger (the “Effective Time”), the Company will effect a reverse split of its common stock (the “Reverse Stock Split”) utilizing a ratio resulting in the Company having 600,000 shares of common stock issued and outstanding following the Reverse Stock Split.
Upon the consummation of the Merger, Holdings’ shareholders will own approximately eighty-six (86%) percent of the then issued and outstanding common shares of RoomLinx or the Registrant, and RoomLinx’s name will be changed to SignalShare Media Corp. Holdings’ shareholders will own a majority of the Registrant’s voting power immediately following the reverse acquisition transaction and Holdings’ management will assume operational, management and governance control. Holdings is treated as the surviving and continuing entity or as the accounting acquirer although RoomLinx is the legal acquirer. A reverse acquisition transaction is considered and accounted for as a capital transaction in substance. Accordingly, we do not anticipate that it will recognize any goodwill or other identifiable intangible assets in connection with this reverse acquisition transaction and the historical financials following the reverse acquisition transaction will be those of Holdings and Subsidiaries.
In connection with the reverse acquisition transaction, we examined all available information related to the value of the assets and liabilities to be assumed and currently believe that the book value of the assets and liabilities approximated their fair values and that no fair value adjustments will be necessary to properly reflect the combined assets and liabilities. We intend to perform a more thorough valuation for purposes of accounting for the transaction reflected in this pro forma information.
Note 2 — Basis of Presentation
The unaudited condensed combined pro forma Financial Statements have been prepared in order to present combined financial position and results of operations of the Registrant and Holdings as if the Merger had occurred as of June 30, 2014 for the pro forma condensed combined balance sheet and to give effect to the Merger between the Registrant and Holdings as if the Merger had taken place on January 1, 2014 for the condensed combined pro forma statement of operations for the six months ended June 30, 2014. The unaudited condensed combined proforma statement of operations for the year ended December 31, 2013 is to give effect to the Merger between the Registrant and Holdings as if the Merger had taken place on January 1, 2013.
The unaudited condensed statement of operations for the Registrant for the six month period ended June 30, 2014 was derived from the consolidated statement of operations as reported with the Registrant’s Form 10-Q filed on August 14, 2014 and the unaudited condensed statement of operations for the Registrant for the year ended December 31, 2013 was derived from the consolidated statement of operations as reported with the Registrant’s Form 10-K filed on March 31, 2014.

Note 3 — Commons Stock Transaction
The following summarizes the changes in the Registrant’s common stock that arose from the reverse acquisition transaction:
•
  The Registrant had 641,141 shares of issued and outstanding common stock with the effect of 1 for 10 reverse stock split as of June 30, 2014. At the Effective Time, pursuant to the Merger Agreement, the existing shareholders of the Registrant will represent in the aggregate of approximately 14% of the Registrant’s then issued and outstanding common stock.
•
  All shares of Holdings’ issue and outstanding common stock immediately prior to the Effective Time will be exchanged for on a one for one ratio of the Registrant’s common stock. There were 114.3 million shares of Holdings’ issued and outstanding common stock at June 30, 2014. Accordingly, the shareholders of Holdings would receive 114.3 million shares of the Registrant’s common stock on a proforma basis as if the Merger consummated on June 30, 2014, which will represent approximately 86.54% of the proforma basis of total issued and outstanding shares of the Registrant which while RoomLinx’s existing shareholders will own approximately 17.8 million shares or 13.46% of the total proforma basis of approximately 132.1 million shares of the then issued and outstanding common stock.
•
  Shares expected to be issued to current non-insider shareholders of RoomLinx will be held by a trustee for nine-months and, at the end of that holding period, will be distributed to those non-insider shareholders and will be freely tradable at that time.
•
  All shares of Holdings’ Series A Preferred Stock and Series B Preferred Stock issued and outstanding immediately prior to the Effective Time will be exchanged for shares of Series A Preferred Stock and Series B Preferred Stock, as applicable, of the Company, having substantially identical terms of Holdings’ Series A Preferred Stock and Series B Preferred Stock pursuant to the Merger Agreement.
•
  Holders of the existing preferred stock of the Company will receive payments with respect to such shares, the Company’s preferred stock will be cancelled and there will be no existing shares of the Company’s preferred stock outstanding following the Merger.
•
  All options to purchase Holdings’ common stock and restricted stock awards issued and outstanding immediately prior to the Effective Time under the current Holdings’ Employee Incentive Plan will be exchanged for options and awards to purchase an identical number of shares of Company common stock on the same terms and conditions.
•
  All then outstanding options to purchase Company capital stock issued under the Company’s Stock Option Plan will terminate in accordance with the terms thereof.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE
None.
CONTROLS AND PROCEDURES
The Company is not currently a reporting company under the Securities Exchange Act of 1934, as amended. Accordingly, the Company is not bound by same requirements as reporting companies with respect to its controls and procedures, including those requirements under the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we have taken preliminary steps to assess our internal controls and believe that they require improvements, particularly if we become a public reporting company after the Roomlinx Transaction.
If we become a public reporting company upon the completion of the Roomlinx Transaction, we must maintain effective internal controls to provide reliable financial reports and detect fraud. Failure to establish those controls, or any failure of those controls once established, could adversely impact our ability to make public disclosures regarding our business, financial condition or results of operations. In addition, management’s assessment of internal controls over financial reporting may identify weaknesses and conditions that need to be addressed in our internal controls over financial reporting or other matters that may raise concerns for investors. Any actual or perceived weaknesses and conditions that need to be addressed in our internal control over financial reporting, disclosure of management’s assessment of our internal controls over financial reporting or disclosure of our public accounting firm’s attestation to or report on management’s assessment of our internal controls over financial reporting may, if required, prevent us from becoming a public reporting company.

ADDITIONAL INFORMATION
Any documents or information concerning the Company that a stockholder or prospective investor reasonably requests to inspect or have disclosed to him or her will be made available or disclosed, subject in appropriate circumstances to receipt by the Company of reasonable assurances that such documents or information will be maintained in confidence.
If you require additional information or have any questions please contact Robert DePalo, Chief Executive Officer at:
Signal Point Holdings Corp.
570 Lexington Avenue, 22nd Floor
New York, NY 10022
Tel: (212) 755-0289
Facsimile: (212) 253-4570

APPENDIX D

FINANCIAL STATEMENTS OF ROOMLINX, INC.

FOR THE

FISCAL QUARTER ENDED JUNE 30, 2014,

FISCAL YEAR ENDED DECEMBER 31, 2013,

AND

FISCAL YEAR ENDED DECEMBER 31, 2012

Roomlinx, Inc.
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2014	2013
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,863,005	$2,125,655
Accounts receivable, net	877,388	1,241,459
Leases receivable, current portion	650,601	764,879
Prepaid and other current assets	150,637	87,303
Inventory, net	1,474,649	1,434,337
Total current assets	5,016,280	5,653,633

Property and equipment, net	210,942	317,486
Leases receivable, non-current	500,696	816,487
Total assets	$5,727,918	$6,787,606

LIABILITIES AND DEFICIT

Current liabilities:
Line of credit, current portion	$124,000	$464,000
Accounts payable	3,876,701	3,970,034
Accrued expenses and other current liabilities	459,236	512,683
Customer deposits	1,261,874	1,295,450
Notes payable and other obligations, current portion	22,255	23,374
Unearned income, current portion	73,178	59,344
Deferred revenue, current portion	310,131	274,862
Total current liabilities	6,127,375	6,599,747

Deferred revenue, less current portion	206,308	251,595
Notes payable and other obligations, less current portion	13,047	23,449
Unearned income, less current portion	29,577	103,268
Line of credit, net of discount, less current portion	4,056,216	3,885,203

Total liabilities	10,432,523	10,863,262

Deficit:
Preferred stock - $0.20 par value, 5,000,000 shares authorized:
Class A - 720,000 shares authorized, issued and outstanding (liquidation preference of $144,000 at June 30, 2014 and December 31, 2013)	144,000	144,000
Common stock - $0.001 par value, 200,000,000 shares authorized: 6,411,413 shares issued and outstanding at June 30, 2014 and December 31, 2013	6,411	6,411
Additional paid-in capital	37,681,771	37,460,577
Accumulated deficit	(42,554,302)	(41,713,638)
Accumulated other comprehensive loss	(23,403)	(18,976)
Total Roomlinx, Inc. shareholders’ deficit	(4,745,523)	(4,121,626)
Non-controlling interest	40,918	45,970
Total deficit	(4,704,605)	(4,075,656)
Total liabilities and deficit	$5,727,918	$6,787,606

The accompanying notes are an integral part of these consolidated financial statements.

D-1

Roomlinx, Inc.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
for the three and six months ended June 30, 2014 and 2013
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues:
Hospitality:
Product and installation	$396,187	$932,265	$517,418	$1,474,822
Services	1,314,181	1,193,706	2,634,833	2,445,996
Residential:
Services	186,044	217,839	374,318	435,317
Total	1,896,412	2,343,810	3,526,569	4,356,135

Direct costs and operating expenses:
Direct costs (exclusive of operating expenses and depreciation shown seperately below):
Hospitality	1,041,864	1,557,883	1,945,026	3,021,655
Residential	141,292	164,792	289,947	334,280
Operating expenses:
Operations	250,729	271,665	502,942	796,230
Product development	135,295	195,257	279,687	473,549
Selling, general and administrative	485,219	674,293	1,030,248	1,414,734
Depreciation	51,189	64,436	116,544	128,853
	2,105,588	2,928,326	4,164,394	6,169,301
Operating loss	(209,176)	(584,516)	(637,825)	(1,813,166)

Non-operating income (expense):
Interest expense	(146,326)	(144,064)	(298,758)	(297,757)
Interest income	28,112	48,234	60,547	100,960
Gain on settlement of liabilities	67,709	-	76,977	-
	(50,505)	(95,830)	(161,234)	(196,797)

Net loss from continuing operations	(259,681)	(680,346)	(799,059)	(2,009,963)

Discontinued operations:
Loss from discontinued operations	(46,657)	(38,744)	(46,657)	(107,686)

Net loss	(306,338)	(719,090)	(845,716)	(2,117,649)

Less: net loss attributable to the non-controlling interest	2,878	2,016	5,052	5,435

Net loss attributable to the Company	(303,460)	(717,074)	(840,664)	(2,112,214)

Other comprehensive (loss) income:
Currency translation (loss) gain	(5,635)	20,747	(4,427)	12,750

Comprehensive loss	(309,095)	(696,327)	(845,091)	(2,099,464)

Comprehensive loss attributable to the non-controlling interest	-	-	-	-

Comprehensive loss attributable to the Company	$(309,095)	$(696,327)	$(845,091)	$(2,099,464)

Net loss per common share:
Basic and diluted	$(0.05)	$(0.11)	$(0.13)	$(0.33)

Loss attributable to continuing operations per common share
Basic and diluted	$(0.04)	$(0.11)	$(0.12)	$(0.31)

Loss attributable to discontinued operations per common share
Basic and diluted	$(0.01)	$(0.01)	$(0.01)	$(0.02)

Weighted average shares outstanding:
Basic and diluted	6,411,413	6,405,413	6,411,413	6,405,413

The accompanying notes are an integral part of these consolidated financial statements.

D-2

Roomlinx, Inc.
CONSOLIDATED STATEMENT OF CHANGES IN DEFICIT
for the six months ended June 30, 2014
(unaudited)

	Roomlinx, Inc. Shareholders
						Accumulated
	Preferred Stock A		Common Stock		Additional	Other			Total
	Number of	Par Value	Number of	Par Value	Paid - in	Comprehensive	Accumulated	Non-Contolling	Stockholders’
	Shares	$0.20	Shares	$0.001	Capital	Income (Loss)	(Deficit)	Interest	(Deficit) Equity
Balances, January 1, 2014	720,000	$144,000	6,411,413	$6,411	$37,460,577	$(18,976)	$(41,713,638)	$45,970	$(4,075,656)

Stock based compensation					221,194				221,194
Comprehensive income loss:
Net loss							(840,664)	(5,052)	(845,716)
Translation loss						(4,427)			(4,427)

Balances, June 30, 2014	720,000	$144,000	6,411,413	$6,411	$37,681,771	$(23,403)	$(42,554,302)	$40,918	$(4,704,605)

The accompanying notes are an integral part of these consolidated financial statements.

D-3

Roomlinx, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
for the six months ended June 30, 2014 and 2013
(unaudited)

	2014	2013
Cash flows from operating activities:
Net loss	$(845,716)	$(2,117,649)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	116,544	128,853
Amortization of debt discount	171,013	171,013
Stock-based compensation	221,194	237,029
Compensation cost related to restricted stock issuances	5,918	12,000
Provision for uncollectable accounts and leases receivable	31,649	102,254
Loss on discontinued operations	46,657	107,686
Gain on settlement of liabilities	76,977	-
Change in operating assets and liabilities:
Accounts receivable	332,422	74,184
Prepaid and other current assets	(63,334)	(13,837)
Inventory	(40,312)	(150,752)
Accounts payable and other liabilities	(276,332)	(1,113,652)
Customer deposits	(33,576)	(1,800)
Unearned income	(59,857)	(132,086)
Deferred revenue	(10,018)	801,908
Total adjustments	518,945	222,800
Net cash used in operating activities:	(326,771)	(1,894,849)

Cash flows from investing activities:
Payments received on leases receivable	430,069	469,822
Purchase of property and equipment	(10,000)	(16,540)
Net cash provided by investing activities:	420,069	453,282

Cash flows from financing activities:
Payments on line of credit	(340,000)	-
Payments on capital lease	(4,994)	(5,500)
Payments on notes payable	(6,527)	(7,235)
Net cash used in financing activities	(351,521)	(12,735)

Effects of foreign currency translation	(4,427)	12,750

Net decrease in cash and equivalents	(262,650)	(1,441,552)
Cash and equivalents at beginning of period	2,125,655	3,211,182
Cash and equivalents at end of period	$1,863,005	$1,769,630

Supplemental cash flow information:
Cash paid for interest	$129,053	$66,445

The accompanying notes are an integral part of these consolidated financial statements.

D-4

Roomlinx, Inc.
Notes to Consolidated Financial Statements
June 30, 2014
(Unaudited)

1.     Organization and Significant Accounting Policies

Description of Business:    Roomlinx, Inc. (“Roomlinx” or the “Company”) is incorporated under the laws of the state of Nevada.  The Company sells, installs, and services in-room media and entertainment solutions for hotels, resorts, and time share properties; including its proprietary Interactive TV platform, internet, and free to guest and video on demand programming.  Roomlinx also sells, installs and services telephone, internet, and television services for residential consumers.  The Company develops software and integrates hardware to facilitate the distribution of Hollywood, adult, and specialty content, business applications, national and local advertising, and concierge services.  The Company also sells, installs and services hardware for wired networking solutions and wireless fidelity networking solutions, also known as Wi-Fi, for high-speed internet access to hotels, resorts, and time share locations. The Company installs and creates services that address the productivity and communications needs of hotel, resort and time share guests, as well as residential consumers.

Basis of Consolidation:    The consolidated financial statements include Roomlinx, Inc. and its wholly-owned subsidiaries, Canadian Communications LLC, Cardinal Connect, LLC, Cardinal Broadband, LLC, and Arista Communications, LLC, a 50% subsidiary, controlled by the Company.  Canadian Communications and Cardinal Connect, LLC, are non-operating entities.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Discontinued Operations:    During the year ended December 31, 2013, the Company terminated all hotel contracts serviced by Cardinal Hospitality, Ltd. (see note 7) meeting the definition under applicable accounting standards of a discontinued operation.  All prior periods have been reclassified to present these operations as discontinued.  Financial information in the consolidated financial statements and related notes has also been revised to reflect the results of continuing operations for all periods presented.

Basis of Presentation:  The accompanying consolidated unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information.  They do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.  In the opinion of management, all adjustments, consisting only of normal recurring adjustments considered necessary for a fair presentation, have been included in the accompanying unaudited financial statements.  Operating results for the periods presented are not necessarily indicative of the results that may be expected for the full year.  For further information, refer to the financial statements and notes thereto, included in the Company’s Form 10-K as of and for the year ended December 31, 2013.

Going Concern and Management Plans:    The Company has experienced recurring losses and negative cash flows from operations.  At June 30, 2014, the Company had approximate balances of cash and cash equivalents of $1,863,000, working capital deficit of $1,111,000, total deficit of $4,705,000 and accumulated deficit of $42,554,000.  To date the Company has in large part relied on debt and equity financing to fund its shortfall in cash generated from operations.  As of June 30, 2014, the Company has available approximately $19,800,000 under its line of credit, however, as described below, any borrowings under the line of credit could be limited.

As described in Note 5, on May 4, 2013, the Company executed a Fourth Amendment to the Revolving Credit, Security and Warrant Purchase Agreement previously entered into by them on June 5, 2009 (the “Original Agreement”).  Pursuant to the Amendment, the Original Agreement has been amended to provide that the making of any and all Revolving Loans (as defined in the Original Agreement) shall be at the sole and absolute discretion of Cenfin.  Accordingly, the Company’s ability to borrow under the line of credit is at the discretion of the lender, and there are no assurances that the lender will permit the Company to borrow under the line of credit.  In addition, in March 2014, the Company entered into a merger agreement with a company in a similar industry (see note 10).  Management is closely monitoring the cash balances, cash needs and expense levels and has implemented a cost reduction plan.  Accordingly, the Company’s cash balance has remained relatively constant through the twelve months ended June 30, 2014.  If the Company is unable to borrow additional funds under the line of credit or obtain financing from alternative sources, the Company estimates its current cash and cash equivalents are sufficient to fund operations for at least the next twelve months.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that might result should the Company be unable to continue as a going concern.

D-5

Accounts Receivable:    Accounts receivables are uncollateralized customer obligations due under normal trade terms requiring payment within 30 days from the invoice date.  Accounts receivable are stated at the amount billed to the customer.  Accounts receivable in excess of 30 days old are considered delinquent.  Outstanding customer invoices are periodically assessed for collectability.  The assessment and related estimate are based on current credit-worthiness and payment history.  As of June 30, 2014 and December 31, 2013, the Company recorded an allowance of approximately $150,000 and $181,000, respectively.

Revenue Recognition:    Revenue is derived from the installation and ongoing services of in-room media, entertainment, and HD television programming solutions in addition to wired networking solutions and Wireless Fidelity networking solutions. Revenue is recognized when all applicable recognition criteria have been met, which generally include a) persuasive evidence of an existing arrangement; b) fixed or determinable price; c) delivery has occurred or service has been rendered; d) collectability of the sales price is reasonably assured.

Installations and service arrangements are contractually predetermined and such contractual arrangements may provide for multiple deliverables, revenue is recognized in accordance with ASC Topic 605, Multiple Deliverable Revenue.  The application of ASC Topic 605 may result in the deferral of revenue recognition for installations across the service period of the contract and the re-allocation and/or deferral of revenue recognition across various service arrangements.  Below is a summary of such application of the revenue recognition policy as it relates to installation and service arrangements the Company has with its customers.

The Company enters into contractual arrangements to provide multiple deliverables which may include some or all of the following - systems installations and a variety of services related to high speed internet access, free-to-guest, video on demand and iTV systems as well as residential phone, internet and television.  Each of these elements must be identified and individually evaluated for separation. The term “element” is used interchangeably with the term “deliverable” and the Company considers the facts and circumstances as it relates to its performance obligations in the arrangement and includes product and service elements, a license or right to use an asset, and other obligations negotiated for and assumed in the agreement.  Analyzing an arrangement to identify all of the elements requires the use of judgment.  In the determination of the elements included in Roomlinx agreements, embedded software and inconsequential or perfunctory activities were taken into consideration.

Once the Deliverables have been identified, the Relative Fair Value of each Element was determined under the concept of Relative Selling Price (RSP) for which the Company applied the hierarchy of selling price under ASC Topic 605 as follows:

VSOE - Vendor specific objective evidence is still the most preferred criteria with which to establish fair value of a deliverable. VSOE is the price of a deliverable when a company sells it on an open market separately from a bundled transaction.
TPE - Third party evidence is the second most preferred criteria with which to establish fair value of a deliverable. The measure for the pricing of this criterion is the price that a competitor or other third party sells a similar deliverable in a similar transaction or situation.
RSP - Relative selling price is the price that management would use for a deliverable if the item were sold separately on a regular basis which is consistent with company selling practices. The clear distinction between RSP and VSOE is that under VSOE, management must sell or intend to sell the deliverable separately from the bundle, or has sold the deliverable separately from the bundle already. With RSP, a company may have no plan to sell the deliverable on a stand-alone basis.

Hospitality Installation Revenues

Hospitality installations include High Speed Internet Access (HSIA), Interactive Television (iTV), Free to Guest (FTG) and Video on Demand (VOD).  Under the terms of these typical product sales and equipment installation contracts, a 50% deposit is due at the time of contract execution and is recorded as deferred revenue.  Upon the completion of the installation process, deferred revenue is realized.  However, in some cases related to VOD installations or upgrades, the Company extends credit to customers and records a receivable against the revenue recognized at the completion of the installation.

D-6

Additionally, the Company may provide the customer with a lease financing arrangement provided the customer has demonstrated its credit worthiness to the satisfaction of the Company.  Under the terms and conditions of the lease arrangements, these leases have been classified and recorded as Sale-Type Leases under ASC Topic 840-30 and accordingly, revenue is recognized upon completion and customer acceptance of the installation which gives rise to a lease receivable and unearned income.

Hospitality Service, Content and Usage Revenues

The Company provides ongoing 24x7 support to both its hotel customers and their guests, content and maintenance as applicable to those products purchased, installed and serviced under contract.  Generally, support is invoiced in arrears on a monthly basis with content and usage, which are dependent on guest take rates and buying habits.  Service maintenance and usage revenue also includes revenue from meeting room services, which are billed as the events occur.

Residential Revenues

Residential revenues consist of equipment sales and installation charges, support and maintenance of voice, internet, and television services, and content provider residuals, installation commissions, and management fees.  Installations charges are added to the monthly service fee for voice, internet, and television, which is invoiced in advance creating deferred revenue to be realized in the appropriate period.  The Company’s policy prohibits the issuance of customer credits during the month of cancelation. The Company earns residuals as a percentage of monthly customer service charges and a flat rate for each new customer sign up.  Residuals are recorded monthly. Commissions and management fees are variable and therefore revenue is recognized at the time of payment.

Concentrations

Credit Risk:    The Company’s operating cash balances are maintained in financial institutions and periodically exceed federally insured limits. The Company believes that the financial strength of these institutions mitigates the underlying risk of loss.  To date, these concentrations of credit risk have not had a significant impact on the Company’s financial position or results of operations.

Accounts Receivable:  At June 30, 2014 and December 31, 2013, Hyatt Corporation-controlled properties represented 56% and 30%, respectively of accounts receivable, and other Hyatt properties in the aggregate represented 29% and 23%, respectively, of accounts receivable.

Revenue:  During the three months ended June 30, 2014 and 2013, Hyatt Corporation-controlled properties contributed 35% and 21%, respectively, and other Hyatt properties in the aggregate contributed 33% and 68%, respectively, of Roomlinx’s US Hospitality revenue.

During the six months ended June 30, 2014 and 2013, Hyatt Corporation-controlled properties contributed 38% and 28%, respectively, and other Hyatt properties in the aggregate contributed 31% and 54%, respectively, of Roomlinx’s US Hospitality revenue.

Fair Value Measurement:    The Company discloses fair value information about financial instruments based on a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2014 and December 31, 2013.

The respective carrying value of certain financial instruments approximate their fair values.  These financial instruments include cash and cash equivalents, accounts receivable, leases receivable, accounts payable, capital lease obligations, notes payable and the line of credit.  The carrying value of cash and cash equivalents, accounts receivable, leases receivable, and accounts payable approximate fair value due to their short term nature. The carrying amount of capital lease obligations and notes payable approximates their fair values as the pricing and terms of these liabilities approximate market rates. The fair value of the line of credit is not practicable to estimate because of the related party nature of the underlying transactions.  The Company has no financial instruments with the exception of cash and cash equivalents (level 1) valued on a recurring basis.

D-7

Long-Lived Assets:  The Company reviews the carrying value of long-lived assets, such as property and equipment, whenever events or circumstances indicate the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized to reduce the carrying value of the asset to its estimated fair value.

Segments:  We operate and prepare our financial reports based on two segments; Hospitality and Residential.  We have determined these segments based on the location, design, and end users of our products.

Hospitality:  Our Hospitality segment includes hotels, resorts, and timeshare properties in the United States and Foreign.  As of June 30, 2014 and 2013, Foreign included Mexico and Aruba.  The products offered under our hospitality segment include the installation of, and the support and service of, high-speed internet access networks, proprietary Interactive TV platform, free to guest programming, and on-demand movie programming, as well as advertising and e-commerce products.

Residential:  Our residential segment includes multi-dwelling unit customers and business customers (non-hospitality) in the United States.  The products offered include the installation of, and the support and service of, telephone, internet, and television services.

Foreign Currency Translation:    The US Dollar is the functional currency of the Company. Assets and liabilities denominated in foreign currencies are re-measured into US Dollars and the resulting gains and losses are included in the consolidated statements of comprehensive loss as a component of other income (expense).

Earnings (Loss) Per Share:    The Company computes earnings (loss) per share by dividing net income (loss) by the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the period. Dilutive common stock equivalents consist of shares issuable upon the exercise of the Company’s stock options and warrants.  Potentially dilutive securities, purchase stock options, restricted stock and warrants, are excluded from the calculation when their inclusion would be anti-dilutive, such as periods when a net loss is reported or when the exercise price of the instrument exceeds the fair market value. Accordingly, the weighted average shares outstanding have not been adjusted for dilutive shares. Outstanding stock options, restricted stock and warrants are not considered in the calculation as the impact of the potential common shares (totaling approximately 2,257,553 and 2,470,100 shares as of June 30, 2014 and 2013, respectively) would be to decrease the net loss per share.

Use of Estimates:    The preparation of the Company’s consolidated financial statements in conformity with generally accepted accounting principles requires the Company’s management to make estimates and assumptions that affect the amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently issued and adopted accounting pronouncements:

The Company continually assesses any new accounting pronouncements to determine their applicability. When it is determined that a new accounting pronouncement affects the Company’s financial reporting, the Company undertakes a study to determine the consequences of the change to its consolidated financial statements and assures that there are proper controls in place to ascertain that the Company’s consolidated financial statements properly reflect the change.

In May 2014, FASB issued ASU No. 2014-09 “Revenue from Contracts from Customers,” which supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605),” and requires entities to recognize revenue in a way that depicts the transfer of potential goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to the exchange for those goods or services. ASU 2014-09 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016, and is to be applied retrospectively, with early adoption not permitted. The Company is currently evaluating the new standard and assessing the potential impact on its operations and financial statements.

D-8

2.   Leases Receivable

As of June 30, 2014, the Company had $1,151,297 in leases receivables compared to $1,581,366 at December 31, 2013.  During the six months ended June 30, 2014 and 2013 the Company received payments of $430,069 and $469,822, respectively.  These leases have terms of 60 months and an average interest rate of 9.5%.    The Company did not enter into any new leases in the six months ended June 30, 2014 and 2013.

Future minimum receipts on lease receivables are as follows:

Twelve Months ended June 30,	Minimum Receipts
2015	$650,601
2016	369,199
2017	126,707
2018	4,790
$1,151,297

3.    Inventory

Inventory, principally large order quantity items which are required for the Company’s media and entertainment installations, is stated at the lower of cost (first-in, first-out) basis or market.  The Company generally maintains only the inventory necessary for contemplated installations.  Work in progress represents the cost of equipment and third party installation related to installations which were not yet completed.

The Company performs an analysis of slow-moving or obsolete inventory periodically and any necessary valuation reserves, which could potentially be significant, are included in the period in which the evaluations are completed.  As of June 30, 2014 and December 31, 2013, the inventory obsolescence reserve was mainly related to raw materials and results in a new cost basis for accounting purposes.

Inventory balances as of June 30, 2014 and December 31, 2013 are as follows:

	2014	2013
Raw materials	$1,378,060	$1,399,444
Work in process	216,589	154,893
	1,594,649	1,554,337
Reserve for obsolescence	(120,000)	(120,000)
Inventory, net	$1,474,649	$1,434,337

4.    Notes Payable

The Company has a note payable with a principal balance of $25,880 and $31,261 at June 30, 2014 and December 31, 2013, respectively.  This note bears interest at 11%, and expires August 1, 2016.  Monthly principal and interest payments total $1,163.

5.     Line of Credit

On June 5, 2009, the Company entered into a Revolving Credit, Security and Warrant Purchase Agreement (the “Credit Agreement”) with Cenfin LLC, an entity principally owned by significant shareholders of the Company. The Credit Agreement permits us to borrow up to $25 million until June 5, 2017. On May 3, 2013, the Company and Cenfin executed a fourth amendment to the Credit Agreement which provided Cenfin sole and absolute discretion related to funding any advance requested by Roomlinx.  Advances must be repaid at the earlier of 5 years from the date of borrowing or at the expiration of the Credit Agreement. The principal balance may be repaid at any time without penalty. Borrowings accrue interest, payable quarterly on the unpaid principal and interest at a rate equal to the Federal Funds Rate at July 15 of each year plus 5% (approximately 5.09% at June 30, 2014). The Credit Agreement is collateralized by substantially all of our assets, and requires the Company to maintain a total outstanding indebtedness to total assets ratio of less than 3 to 1.

Amounts outstanding under the Credit Agreement were $4,836,000 at June 30, 2014 and $5,176,000 at December 31, 2013. These advances will be repaid at various dates between 2014 and 2017. A total of $19,800,000 is available for future borrowings, subject to the terms of the amended agreement. Interest expense of $131,884 and $122,708, exclusive of accretion of the debt discount of $171,013, was recorded for the six months ended June 30, 2014 and 2013.  The unamortized balance of the debt discount was $655,784 and $826,797 at June 30, 2014 and December 31, 2013, respectively.

D-9

The Credit Agreement requires that, in conjunction with each advance, we issue Cenfin warrants to purchase shares of Roomlinx common stock equal to 50% of the principal amount funded divided by (i) $2.00 on the first $5,000,000 of borrowings on or after July 15, 2010 ($4,712,000 as of June 30, 2014) or (ii) thereafter the fair market value of the Company’s common stock on the date of such draw for advances in excess of $5,000,000. The exercise price of the warrants is $2.00 for the warrants issued on the first $5,000,000 of borrowings made after July 15, 2010 and, thereafter, the average of the high and low market price for the Company’s common stock on the date of issuance. The exercise period of these warrants expire three years from the date of issuance.

Future minimum payments against the line of credit are as follows:

Twelve Months ended June 30,	Minimum Payments
2015	$124,000
2016	1,942,000
2017	2,770,000
$4,836,000

As described in Note 10, the Company has entered into a merger agreement.  The Company expects, upon consummation of the merger, to make an accelerated payment of $750,000 to the debt holder.  In addition, all payments beginning in December 2014 will be adjusted on a pro-rata basis for the accelerated payment.

6.     Commitments and Contingencies

Operating Leases:    On April 10, 2012 the Company executed a lease agreement for office space with an effective date of May 1, 2012.  Terms of the lease established a base rent per square foot plus operating expenses throughout the term of the lease which expires September 30, 2015, and which includes the lessor waiving several months of base rent and pre-defined annual escalation of the base rent per square foot.  Effective November 29, 2013, the parties executed a First Amendment wherein the landlord granted the Company a deferred rent period (commencing on July 1, 2013 and ending on July 31, 2014) reducing the base and additional monthly rent to $7,000, thereby deferring approximately $13,700 per month or $178,100, with such amount payable at the end of the deferred rent period, pursuant to which at June 30, 2014 approximately $198,500 was recorded in accounts payable in the accompanying consolidated balance sheet.  Whereas such payment was not made on July 1, 2014, the Company is in default and is negotiating with the landlord an extension of the deferral period.

The Company had a deferred rent liability (exclusive of that recorded in accounts payable) of $35,067 and $46,820 included in other liabilities (current and non-current) as of June 30, 2014 and December 31, 2013, respectively.  The Company’s future minimum lease payments are as follows:  $151,210 and $38,021 for the twelve months ending June 30, 2014 and 2015, respectively.

Capital Lease Obligations:  The Company has a capital lease arrangement related to the acquisition of software.  These arrangements are collateralized by the software and expire in March 2015 with future minimum lease payments totaling $9,907, for the twelve month periods ended June 30, 2015.

7.     Discontinued Operations

During October 2013, the Company performed an analysis of VOD sales revenue at Cardinal Hospitality Ltd. (“CHL”), its wholly-owned Canadian subsidiary servicing the hospitality industry.  The result was that CHL had realized a decline in sales revenue in hotels on a year over year basis, which was attributed to guest preferences such as alternative access to content available via their laptops, our decision in 2012 not to invest in upgrading old technology and the hotels not willing to purchase newer technology.  Further, the Company determined CHL did not provide positive cash flow and therefore at the end of November, the Company determined to issue a notice to all CHL customers that it would no longer provide support as of December 20, 2013.

D-10

CHL properties include hotels in Canada and the Caribbean providing VOD.  Under ASC 205-20-45-1, the elimination of operations result in the presentation of a loss from discontinued operations in the consolidated statements of comprehensive loss for the three months ended June 30, 2014 and 2013.

The statement of comprehensive loss related to the asset group serviced by CHL for the three months ended June 30, 2014 and 2013 are as follows.

	Three months ended June 30, 2014	Three months ended June 30, 2013

Hospitality services revenue	$-	$101,992

Direct costs (exclusive of operating expenses and depreciation shown separately below:	-	92,630
Selling, general and administrative	46,657	20,435
Depreciation	-	27,671
	46,657	140,736

Net loss on discontinued operations	$(46,657)	$(38,744)

	Six months ended June 30, 2014	Six months ended June 30, 2013

Hospitality services revenue	$-	$214,731

Direct costs (exclusive of operating expenses and depreciation shown separately below:	-	239,341
Selling, general and administrative	46,657	27,733
Depreciation	-	55,343
	46,657	322,417

Net loss on discontinued operations	$(46,657)	$(107,686)

8.     Equity

On March 14, 2014, the Company entered into an Agreement and Plan of Merger (“Merger Agreement”) with Signal Point Holdings Corp. (“Signal Point”) and Roomlinx Merger Corp., a wholly-owned subsidiary of the Company (“Merger Subsidiary”).  Upon the terms and subject to the conditions set forth in the Merger Agreement (see note 10), the Merger Subsidiary will be merged with and into Signal Point, a provider of domestic and international telecommunications services, with Signal Point continuing as the surviving entity in the merger as a wholly-owned subsidiary of the Company (the “Merger”).  Simultaneous with the effective time of the merger, the Company will affect a reverse split of its common stock utilizing a ratio resulting in the Company having 600,000 shares of common stock issued and outstanding following the reverse stock split.

The effect of the merger will result in the owners of Signal Point holding 86% of the Company’s common stock at the date of the transaction and the holders of the Company’s stock immediately prior to the transaction owning 14%.  Cenfin, LLC, a secured lender of the Company, will receive a currently undetermined number of shares to be included in the 14% ownership.  The preferred shareholders will receive payments with respect to their shares (currently undetermined) and upon execution of the merger there will be no shares of the Company’s preferred stock outstanding.  In addition, upon merger, all outstanding options immediately prior to the transaction will be terminated.

D-11

All conditions included in the Master Agreement must be completed in order for the merger to be executed. Signal Point is in the process of completing certain documents, including preparation of audited financial statements of Signal Point. The Company will then be in a position to complete its disclosure documents in order to obtain shareholder approval of the merger transaction. Upon completing all conditions, the Company will receive a cash contribution from Signal Point of $1,000,000 (subject to certain use limitations) at the closing of the merger.  Upon execution, the Company will have certain obligations including an accelerated debt payment of $750,000 (see Note 5), payments to preferred stock holders, and bonus payments of approximately $500,000 to certain officers of the Company in accordance with employment agreements which will only be incurred and become due upon completion of the merger.

Notwithstanding the effects of Merger Agreement, as of June 30, 2014, the Company’s equity consists of the following:

Preferred Stock:    The Company has authorized 5,000,000 preferred shares with a $0.20 par value, of which 720,000 shares have been designated as Class A Preferred Stock.  The Class A Preferred stock has a liquidation preference of $0.20 per share and is entitled to receive cumulative annual dividends at the rate of 9%, payable in either cash or additional shares of Class A Preferred Stock, at the option of the Company.  As of June 30, 2014 and December 31, 2013 there were 720,000 shares of Class A Preferred Stock issued and outstanding.  Undeclared Class A dividends accumulated and unpaid as of June 30, 2014 and December 31, 2013, were $204,600 and $198,120, respectively; these dividends are not included in accrued expenses.

On April 1, 2014, the Company entered into Redemption Agreements (the “Redemption Agreements”) with four holders (each, a “Holder”) of shares of Class A Preferred Stock of the Company (“Preferred Shares”). Pursuant to each Redemption Agreement, the Company agreed to purchase the Preferred Shares owned by the relevant Holder for a purchase price per Preferred Share equal to (i) $0.175 plus (ii) one-half (1/2) of a share of common stock of the Company, immediately prior to, but subject to the consummation of, the merger contemplated by the Agreement and Plan of Merger dated March 14, 2014.

The aggregate number of Preferred Shares that the Company agreed to purchase pursuant to the Redemption Agreements equals 432,500 Preferred Shares, representing approximately 60% of the total Preferred Shares of the Company.

Common Stock:    The Company has authorized 200,000,000 shares of $0.001 par value common stock.  As of June 30, 2014 and December 31, 2013, there were 6,411,413 shares of common stock issued and outstanding.

During the six months ended June 30, 2013, the Company granted 24,000 restricted shares of common stock at a fair market value of $2.00 per share (equal to the closing price of the Company’s common stock quoted on the NASDAQ Bulletin Board Service as of the grant date) to three non-employee directors of the Company.  The shares vest in three equal annual installments on August 27 of 2013 through 2015.

As of June 30, 2014 and 2013, the Company had 12,000 and 24,000 restricted shares of common stock outstanding.  During the six months ended June 30, 2014 and 2013, the Company recognized non-employee director compensation cost of $5,918 and $12,000, respectively, recorded in selling, general and administrative expenses in the consolidated statement of comprehensive loss and in accrued expenses in the accompanying balance sheet.

Warrants:

As of June 30, 2014 December 31, 2013 the Company had 1,365,300 and 1,542,800, respectively in connection with the line of credit (see Note 5) respectively.  No warrants were issued in the six months ended June 30, 2014 or 2013.

The following is a summary of such outstanding warrants for the six month period ended June 30, 2014:

Warrants	Shares Underlying Warrants	Weighted Average Exercise Price	Weighted Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at January 1, 2014	1,542,800	$2.84
Granted and Issued	-	-
Expired/Cancelled	(177,500)	2.00
Outstanding and exercisable at June 30, 2014	1,365,300	$2.94	0.61	$-

D-12

Options:

In 2004, the Company adopted a long term incentive stock option plan (the “Stock Option Plan”) which covers key employees, officers, directors and other individuals providing bona fide services to the Company. On December 27, 2012, subject to stockholder approval, the board of directors voted to amend the Stock Option Plan to (i) adjust the maximum allowable shares of common stock upon exercise of options which may be granted from 1,200,000 to 2,000,000 shares of common stock and (ii) remove the provision from the Stock Option Plan which provided that any shares that are surrendered to or withheld by the Company in connection with any award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. As of June 30, 2014, options to purchase 880,253 shares were outstanding. The options vest as determined by the Board of Directors and are exercisable for a period of no more than 10 years.

On January 11, 2013, the board of directors approved the grant of 30,000 Incentive Stock Options at an exercise price of $2.06 per share.  These options vest ratably on the anniversary date over a three year period and expire 7 years from the grant date.  The weighted average grant date fair value of such options was $1.68.

On June 14, 2013, the Company had outstanding options to purchase an aggregate of 925,027 shares of common stock, of which options to purchase 300,833 shares of common stock were those options approved by the board of directors pursuant to the execution of the Hyatt MSA on March 14, 2012 (“Hyatt options”), when the Board determined to reduce the exercise price of a total of 354,445 of the non-Hyatt Options to $0.60 per share (the closing price of the common stock on June 14, 2013 was $0.60 per share).  None of the Options subject to the exercise price reduction are Hyatt Options.

The following are the assumptions utilized in the estimation of stock-based compensation related to the stock option grants for the six month period ended June 30, 2013:

2013
Expected term	7 years
Expected volatility	213%
Risk free interest rate	1.28%
Dividend yield	0%

A summary of stock option activity under the Stock Option Plan is presented below:

	Number of Shares	Weighted Average Exercise Price	Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at January 1, 2014	880,253	$1.60
Granted	-	-
Forfeited	-	-
Outstanding at June 30, 2014	880,253	$1.60	0.64	$-
Exercisable at June 30, 2014	613,062	$1.75	0.43	$-

The Company recorded stock-based compensation expense of $221,194 and $237,029 for the six month periods ended June 30, 2014 and 2013, respectively. The amounts are recorded in selling, general and administrative expense in the consolidated statements of comprehensive loss. The fair value of stock options that vested and became exercisable during the six months ended June 30, 2014 and 2013 was $205,718 and $334,618 respectively.  At June 30, 2014, there was approximately $409,000 in unrecognized compensation cost related to stock options that will be recorded over a weighted average future period of approximately 3 years.

D-13

A summary of the activity of non-vested options under the Company’s plan for the six months ended June 30, 2014 is presented below:

	Non-vested Shares Underlying Options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value
Non-vested at January 1, 2014	385,044	$1.34	$1.31
Vested	(117,853)	1.84	1.73
Non-vested at June 30, 2014	267,191	$1.17	$1.05

9.      Segment Information

Financial information of geographical data by segment as of and for the three and six months ended June 30, 2014 and 2013, is as follows:

	Hospitality	Residential	Corporate	Totals
Three months ended June 30, 2014
Revenue	$1,710,368	$186,044	$-	$1,896,412
Operating loss	$43,962	$(84,171)	$(168,967)	$(209,176)
Net loss from continuing operations	$78,964	$(84,171)	$(254,474)	$(259,681)
Loss from discontinued operations	$(46,657)	$-	$-	$(46,657)
Net loss	$32,307	$(84,171)	$(254,474)	$(306,338)

Three months ended June 30, 2013
Revenue	$2,125,971	$217,839	$-	$2,343,810
Operating loss	$(330,470)	$17,391	$(271,437)	$(584,516)
Net loss from continuing operations	$(426,300)	$17,391	$(271,437)	$(680,346)
Loss from discontinued operations	$(38,744)	$-	$-	$(38,744)
Net loss	$(465,044)	$17,391	$(271,437)	$(719,090)

Six months ended June 30, 2014
Revenue	$3,152,251	$374,318	$-	$3,526,569
Operating loss	$(37,726)	$(191,463)	$(408,636)	$(637,825)
Net loss from continuing operations	$(27,858)	$(191,463)	$(579,738)	$(799,059)
Loss from discontinued operations	$(46,657)	$-	$-	$(46,657)
Net loss	$(74,515)	$(191,463)	$(579,738)	$(845,716)

Six months ended June 30, 2013
Revenue	$3,920,818	$435,317	$-	$4,356,135
Operating loss	$(1,081,974)	$(83,052)	$(648,140)	$(1,813,166)
Net loss from continuing operations	$(1,278,771)	$(83,052)	$(648,140)	$(2,009,963)
Loss from discontinued operations	$(107,686)	$-	$-	$(107,686)
Net loss	$(1,386,457)	$(83,052)	$(648,140)	$(2,117,649)

As of June 30, 2014
Total assets	$5,469,553	$160,644	$97,721	$5,727,918

D-14

Financial information of geographical data by segment as of and for the three and six months ended June 30, 2014 and 2013, is as follows:

	United States	Foreign	Totals
Three months ended June 30, 2014
Hospitality:
Product and installation	$396,187	$-	$396,187
Services	$1,301,483	$12,698	$1,314,181
Residential:
Services	$186,044	-	$186,044
Totals	$1,883,714	$12,698	$1,896,412

Three months ended June 30, 2013
Hospitality:
Product and installation	$795,170	$137,095	$932,265
Services	$1,165,889	$27,817	$1,193,706
Residential:
Services	$217,839	-	$217,839
Totals	$2,178,898	$164,912	$2,343,810

Six months ended June 30, 2014
Hospitality:
Product and installation	$517,418	$-	$517,418
Services	$2,608,383	$26,450	$2,634,833
Residential:
Services	$374,318	-	$374,318
Totals	$3,500,119	$26,450	$3,526,569

Six months ended June 30, 2013
Hospitality:
Product and installation	$1,337,728	$137,095	$1,474,822
Services	$2,374,989	$71,006	$2,445,996
Residential:
Services	$435,317	-	$435,317
Totals	$4,148,034	$208,101	$4,356,135

As of June 30, 2014
Total assets	$5,717,689	$10,229	$5,727,918

10.      Plan of Merger

On March 14, 2014, the Company entered into an Agreement and Plan of Merger (“Merger Agreement”) with Signal Point Holdings Corp. (“Signal Point”) and Roomlinx Merger Corp., a wholly-owned subsidiary of the Company (“Merger Subsidiary”).  Upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Subsidiary will be merged with and into Signal Point, a provider of domestic and international telecommunications services, with Signal Point continuing as the surviving entity in the merger.  Simultaneous with the effective time of the merger, the Company will affect a reverse split of its common stock (the “Reverse Stock Split”) utilizing a ratio resulting in the Company having 600,000 shares of common stock issued and outstanding following the Reverse Stock Split.

11.      Contingent Liabilities

Assuming the consummation of the merger with Signal Point, see note 10, under the terms of executive employment contracts, the Company will be required to provide bonus compensation totaling $500,000 to its Chief Executive Officer, Chief Operating Officer and Executive Vice President of Sales.  During the three months ended June 30, 2014, the Board of Directors approved a plan of mutual agreement with these executives that permitted them to take personal time off in excess of Company policy, such time to be a direct reduction of their individual bonus compensation based upon each executive’s equivalent hourly rate.

D-15

The Company determined to pay certain employees retention bonuses totaling $30,000 upon the consummation of the merger with Signal Point , see note 10, the terms of which require these individuals to be an employee of the Company as of the consummation of the merger.  In addition, the Company extended such employees the opportunity to take personal time off in excess of Company policy, such time to be a direct reduction of their individual retention bonus based upon each employee’s equivalent hourly rate.

The Company is in receipt of a letter from Technology Integration Group (“TIG”) demanding payment of approximately $2,430,000 with respect to inventory and services which the Company purchased from TIG.  As of June 30, 2014 and December 31, 2013, the Company has approximately $2,100,000 (net of payments made) recorded in accounts payable in the accompanying consolidated balance sheets.  TIG subsequently filed an action in California State Court although the Company has not yet been served in such action.  The Company believes that it has meritorious defenses and counterclaims in respect of TIG’s claim.  The Company intends to pursue a settlement of all claims with TIG and is in discussions with TIG in respect thereof.

The Company is in receipt of a request for indemnification from Hyatt in connection with a case brought in US Federal Court in California by Ameranth, Inc., against, among others, Hyatt.  In connection with such case, the plaintiffs have identified the Company’s e-concierge software as allegedly infringing Ameranth’s patents.  The Company licenses the e-concierge software from a third party and accordingly has made a corresponding indemnification request to such third party.  The Company believes that any such claim may also be covered by the Company’s liability insurance coverage and accordingly the Company does not expect that this matter will result in any material liability to the Company.

The Company is in receipt of a District Court Civil Summons, dated August 23, 2013, in the matter of “ScanSource v. Roomlinx, Inc.”, commenced in the District Court of Greenville County, South Carolina (the “Action”).  The plaintiffs in the Action claim that the Company owes them approximately $473,000 with respect to inventory which the Company purchased. The amount is recorded in accounts payable in the accompanying consolidated balance sheets as of June 30, 2014 and December 31, 2013.   The Company intends to pursue a settlement of all claims.
The Company is in receipt of a letter from the BSA Software Alliance (“BSA”) in connection with copyright infringement of computer software products alleging the unauthorized duplication of various computer software products.  BSA has threatened to file an action against the Company if it does not timely respond to its request for an internal audit.  The Company intends to review BSA’s claims and respond appropriately.

The Company has been named in a Civil Action in the United States Court for the District of Colorado by a former employee who alleges retaliation and discrimination pursuant to his termination of employment, for which he is seeking damages approximating $85,000.  Concomitant with the legal process, the parties are actively negotiating a settlement of the plaintiff’s claims.

The Company is in receipt of a District Court Civil Summons, dated July 21, 2014, in the matter of “Arrow Electronics, Inc. v. Roomlinx, Inc., d/b/a Cardinal Broadband, d/b/a Roomlinx,” commenced in the District Court of Broomfield County, Colorado.  The plaintiff in such action claims that the Company owes it approximately $85,000 with respect to goods sold and delivered and/or services rendered to the Company by the plaintiff.  The Company has accrued for this liability on its financial statements but believes that it has meritorious defenses and counterclaims with respect to the Arrow action, and intends to pursue a settlement of all claims in such action.

Other than the foregoing, no material legal proceedings to which the Company (or any officer or director of the Company, or any affiliate or owner of record or beneficially of more than five percent of the Common Stock, to management’s knowledge) is party to or to which the property of the Company is subject is pending, and no such material proceeding is known by management of the Company to be contemplated.
D-16

GHP Horwath, P.C. Member Crowe Horwath International 1670 Broadway, Suite 3000 Denver, CO 80202 +1.303.831.5000 Tel +1.303.831.5032 Fax www.ghphorwath.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Roomlinx, Inc.

We have audited the accompanying consolidated balance sheets of Roomlinx, Inc. and its subsidiaries (“the Company”) as of December 31, 2013 and 2012, and the related statements of comprehensive loss, changes in deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 17 to the consolidated financial statements, in March 2014, the Company entered into a merger agreement with a company in a related industry. Our opinion is not modified with respect to this matter.

/s/ GHP Horwath, P.C.

Denver, Colorado

March 31, 2014

D-17

Roomlinx, Inc.
CONSOLIDATED BALANCE SHEETS

	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$2,125,655	$3,211,182
Accounts receivable, net	1,241,459	1,761,503
Leases receivable, current portion	764,879	995,220
Prepaid and other current assets	87,303	115,902
Inventory, net	1,434,337	3,308,792
Total current assets	5,653,633	9,392,599

Property and equipment, net	317,486	790,873
Leases receivable, non-current	816,487	1,672,245
Total assets	$6,787,606	$11,855,717

LIABILITIES AND DEFICIT

Current liabilities:
Line of credit, current portion	$464,000	$-
Accounts payable	3,970,034	5,079,204
Accrued expenses and other current liabilities	512,683	668,012
Customer deposits	1,295,450	1,125,248
Notes payable and other obligations, current portion	23,374	21,884
Unearned income, current portion	59,344	187,540
Deferred revenue, current portion	274,862	609,988
Total current liabilities	6,599,747	7,691,876

Deferred revenue, less current portion	251,595	294,963
Notes payable and other obligations, less current portion	23,449	47,691
Unearned income, less current portion	103,268	198,404
Line of credit, net of discount, less current portion	3,885,203	4,007,177

Total liabilities	10,863,262	12,240,111

Deficit:
Preferred stock - $0.20 par value, 5,000,000 shares authorized:
Class A - 720,000 shares authorized, issued and outstanding (liquidation preference of $144,000 at December 31, 2013 and 2012)	144,000	144,000
Common stock - $0.001 par value, 200,000,000 shares authorized: 6,411,413 and 6,405,413 shares issued and outstanding at December 31, 2013 and 2012, respectively	6,411	6,405
Additional paid-in capital	37,460,577	36,971,369
Accumulated deficit	(41,713,638)	(37,571,896)
Accumulated other comprehensive income	(18,976)	7,684
Total Roomlinx, Inc. shareholders’ deficit	(4,121,626)	(442,438)
Non-controlling interest	45,970	58,044
Total deficit	(4,075,656)	(384,394)
Total liabilities and deficit	$6,787,606	$11,855,717

The accompanying notes are an integral part of these consolidated financial statements.

D-18

Roomlinx, Inc.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
for the years ended December 31, 2013 and 2012

	2013	2012
Revenues:
Hospitality:
Product and installation	$3,556,389	$9,034,223
Services	5,030,160	3,054,638
Residential:
Services	861,994	915,054
Total	9,448,543	13,003,915

Direct costs and operating expenses:
Direct costs (exclusive of operating expenses and depreciation shown seperately below):
Hospitality	6,259,578	11,231,195
Residential	621,021	644,655
Operating expenses:
Operations	1,278,320	2,128,652
Product development	805,885	1,280,743
Selling, general and administrative	2,672,324	3,047,946
Depreciation	247,706	498,168
Loss on asset impairment	832,429	-
	12,717,263	18,831,359
Operating loss	(3,268,720)	(5,827,444)

Non-operating income (expense):
Interest expense	(642,813)	(601,725)
Interest income	180,220	287,759
	(462,593)	(313,966)

Net loss from continuing operations	(3,731,313)	(6,141,410)

Discontinued operations:
Loss from discontinued operations	(422,503)	(1,250,324)

Net loss	(4,153,816)	(7,391,734)

Less: net loss attributable to the non-controlling interest	12,074	5,763

Net loss attributable to the Company	(4,141,742)	(7,385,971)

Other comprehensive (loss) income:
Currency translation (loss) income	(26,660)	16,486

Comprehensive loss	(4,168,402)	(7,369,485)

Comprehensive loss attributable to the non-controlling interest	-	-

Comprehensive loss attributable to the Company	$(4,168,402)	$(7,369,485)

Net loss per common share:
Basic and diluted	$(0.65)	$(1.27)

Loss attributable to continuing operations per common share
Basic and diluted	$(0.58)	$(1.06)

Loss attributable to discontined operations per common share
Basic and diluted	$(0.07)	$(0.22)

Weighted average shares outstanding:
Basic and diluted	6,407,484	5,809,406

The accompanying notes are an integral part of these consolidated financial statements.

D-19

Roomlinx, Inc.
CONSOLIDATED STATEMENTS OF CHANGES IN DEFICIT
for the yearss ended December 31, 2013 and 2012
(unaudited)

	Roomlinx, Inc. Shareholders
						Accumulated
	Preferred Stock A		Common Stock		Additional	Other			Total
	Number of	Par Value	Number of	Par Value	Paid - in	Comprehensive	Accumulated	Non-Contolling	Stockholders’
	Shares	$0.20	Shares	$0.001	Capital	Income (Loss)	(Deficit)	Interest	(Deficit) Equity
Balances, January 1, 2012	720,000	$144,000	5,118,877	$5,119	$33,102,512	$(8,802)	$(30,185,925)	$63,807	$3,120,711

Warrants issued in conjuction with draw on line of credit					350,167				350,167
Shares issued at $2.50 per share, net of costs			1,280,000	1,280	2,992,031				2,993,311
Cashless option exercises			6,536	6	(6)				-
Stock based compensation					526,665				526,665
Comprehensive income (loss):
Net loss							(7,385,971)	(5,763)	(7,391,734)
Translation loss						16,486			16,486

Balances, December 31, 2012	720,000	$144,000	6,405,413	$6,405	$36,971,369	$7,684	$(37,571,896)	$58,044	$(384,394)

Restricted shares of common stock vested			6,000	6	11,994				12,000
Stock based compensation					477,214				477,214
Comprehensive income (loss):
Net loss							(4,141,742)	(12,074)	(4,153,816)
Translation loss						(26,660)			(26,660)

Balances, December 31, 2013	720,000	$144,000	6,411,413	$6,411	$37,460,577	$(18,976)	$(41,713,638)	$45,970	$(4,075,656)

The accompanying notes are an integral part of these consolidated financial statements.

D-20

Roomlinx, Inc. CONSOLIDATED CASH FLOW STATEMENTS
for the years ended December 31, 2013 and 2012 (unaudited)

	2013	2012
Cash flows from operating activities:
Net loss	$(4,153,816)	$(7,391,734)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	247,706	498,168
Amortization of debt discount	342,026	332,121
Stock-based compensation	477,214	526,665
Compensation cost related to restricted stock issuances	16,077	-
Settlement of royalty payable	-	(179,834)
Provision for uncollectable accounts and leases receivable	(48,000)	352,157
Reserve for inventory obsolescence	-	30,000
Asset impairment	832,429	-
Loss on discontinued operations	422,503	1,250,324
Change in operating assets and liabilities:		-
Accounts receivable	590,016	(1,075,299)
Prepaid and other current assets	28,599	76,319
Inventory	995,345	(2,240,883)
Accounts payable and other liabilities	(1,264,499)	4,832,326
Customer deposits	166,125	1,125,248
Unearned income	(223,332)	(222,495)
Deferred revenue	(378,494)	293,379
Total adjustments	2,203,715	5,598,196
Net cash used in operating activities:	(1,950,101)	(1,793,538)

Cash flows from investing activities:
Lease financing provided to customers	-	(142,879)
Payments received on leases receivable	923,861	972,627
Purchase of property and equipment	(16,540)	(201,480)
Net cash provided by investing activities:	907,321	628,268

Cash flows from financing activities:
Proceeds from sale of common stock, net	-	2,993,311
Proceeds from the line of credit	-	1,000,000
Proceeds from notes payable	-	45,000
Payments on capital lease	(11,499)	(13,280)
Payments on notes payable	(11,253)	(61,526)
Net cash (used in) provided by financing activities	(22,752)	3,963,505

Effects of foreign currency translation	(19,995)	51,719

Net (decrease) increase in cash and equivalents	(1,085,527)	2,849,954
Cash and equivalents at beginning of period	3,211,182	361,228
Cash and equivalents at end of period	$2,125,655	$3,211,182

Supplemental cash flow information:
Cash paid for interest	$285,454	$264,900

Non-cash investing and financing activities:
Restricted stock vested	$12,000	$-
Assets acquired under capital lease	$-	$34,617
Warants isssed in connection with line of credit	$-	$350,167

The accompanying notes are an integral part of these consolidated financial statements.

D-21

Roomlinx, Inc.
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

1.     Organization and Significant Accounting Policies

Description of Business:    Roomlinx, Inc. (the “Company”) is incorporated under the laws of the state of Nevada.  The Company sells, installs, and services in-room media and entertainment solutions for hotels, resorts, and time share properties; including its proprietary Interactive TV platform, internet, and free to guest and video on demand programming.  Roomlinx also sells, installs and services telephone, internet, and television services for residential consumers.  The Company develops software and integrates hardware to facilitate the distribution of Hollywood, adult, and specialty content, business applications, national and local advertising, and concierge services.  The Company also sells, installs and services hardware for wired networking solutions and wireless fidelity networking solutions, also known as Wi-Fi, for high-speed internet access to hotels, resorts, and time share locations. The Company installs and creates services that address the productivity and communications needs of hotel, resort and time share guests, as well as residential consumers. The Company may utilize third party contractors to install such hardware and software.

Basis of Consolidation:  The consolidated financial statements include Roomlinx, Inc. and its wholly-owned subsidiaries, Canadian Communications LLC, Cardinal Connect, LLC, Cardinal Broadband, LLC, Cardinal Hospitality, Ltd., and Arista Communications, LLC, a 50% subsidiary, controlled by the Company.  Canadian Communications and Cardinal Connect, LLC, are non-operating entities.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Discontinued Operations:    During the year ended December 31, 2013, the Company terminated all hotel contracts serviced by Cardinal Hospitality, Ltd. (see note 10) meeting the definition under applicable accounting standards of a discontinued operation.  All prior periods have been reclassified to present these operations as discontinued.  Financial information in the consolidated financial statements and related notes have also been revised to reflect the results of continuing operations for all periods presented.

Reclassification:  Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation.

Going Concern and Management Plans:    The Company has experienced recurring losses and negative cash flows from operations.  At December 31, 2013, the Company had approximate balances of cash and cash equivalents of $2,125,000, working capital deficit of $964,000, total deficit of $4,076,000 and accumulated deficit of $41,714,000.  To date the Company has in large part relied on debt and equity financing to fund its shortfall in cash generated from operations.  As of December 31, 2013, the Company has available approximately $19,800,000 under its line of credit, however, as described below, any borrowings under the line of credit could be limited.

As described in Note 7, on May 4, 2013, the Company executed a Fourth Amendment to the Revolving Credit, Security and Warrant Purchase Agreement previously entered into by them on June 5, 2009 (the “Original Agreement”).  Pursuant to the Amendment, the Original Agreement has been amended to provide that the making of any and all Revolving Loans (as defined in the Original Agreement) shall be at the sole and absolute discretion of Cenfin.  Accordingly, the Company’s ability to borrow under the line of credit is at the discretion of the lender, and there are no assurances that the lender will permit the Company to borrow under the line of credit.  Management is closely monitoring the cash balances, cash needs and expense levels and has implemented a cost reduction plan. In addition, in March 2014, the Company entered into a merger agreement with a company in a similar industry (see note 17).  Accordingly, the Company’s cash balance has remained relatively constant through the six months ended December 31, 2013.  If the Company is unable to borrow additional funds under the line of credit or obtain financing from alternative sources, the Company estimates its current cash and cash equivalents are sufficient to fund operations for at least the next twelve months.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that might result should the Company be unable to continue as a going concern.

D-22

Use of Estimates:    The preparation of the Company’s consolidated financial statements in conformity with generally accepted accounting principles requires the Company’s management to make estimates and assumptions that affect the amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:    The Company discloses fair value information about financial instruments based on a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2013 and 2012.

The respective carrying value of certain financial instruments approximate their fair values.  These financial instruments include cash and cash equivalents, accounts receivable, leases receivable, accounts payable, accrued liabilities, capital lease obligations, notes payable and the line of credit.  The carrying value of cash and cash equivalents, accounts receivable, leases receivable, accounts payable and accrued liabilities approximate fair value due to their short term nature. The carrying amount of capital lease obligations and notes payable approximates their fair values as the pricing and terms of these liabilities approximate market rates. The fair value of the line of credit is not practicable to estimate because of the related party nature of the underlying transactions.  The Company has no financial instruments with the exception of cash and cash equivalents (level 1) valued on a recurring basis.

Cash and cash equivalents:  The Company considers all highly liquid investments with an original maturity of three months or less at the date of acquisition to be cash equivalents. From time to time, the Company’s cash account balances exceed the balances as covered by the Federal Deposit Insurance System. The Company has never suffered a loss due to such excess balances.

Accounts Receivable:    Accounts receivables are uncollateralized customer obligations due under normal trade terms requiring payment within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer. Accounts receivable in excess of 30 days old are considered delinquent.  Outstanding customer invoices are periodically assessed for collectability. The assessment and related estimate are based on current credit-worthiness and payment history.  As of December 31, 2013 and 2012, the Company recorded an allowance in the amount of $181,000 and $229,000, respectively.

Inventory:    Inventory, principally large order quantity items which are required for the Company’s media and entertainment installations, is stated at the lower of cost (first-in, first-out) basis or market.  The Company generally maintains only the inventory necessary for contemplated installations.  Work in progress represents the cost of equipment and third party installation related to installations which were not yet completed.

The Company performs an analysis of slow-moving or obsolete inventory periodically and any necessary valuation reserves, which could potentially be significant, are included in the period in which the evaluations are completed.  As of December 31, 2013 and 2012, the inventory obsolescence reserve of $120,000 was mainly related to raw materials and results in a new cost basis for accounting purposes.

Leases Receivable:    Leases receivable represent direct sales-type lease financing to cover the cost of installation.  These transactions result in the recognition of revenue and associated costs in full upon the customer’s acceptance of the installation project and give rise to a lease receivable equal to the gross lease payments and unearned income representing the implicit interest in these lease payments.  Unearned income is amortized over the life of the lease to interest income on a monthly basis.  The carrying amount of leases receivable are reduced by a valuation allowance that reflects the Company’s best estimate of the amounts that may not be collected. This estimate is based on an assessment of current creditworthiness and payment history.  As of December 31, 2012 an allowance was recorded in the amount of $135,000.  No such allowance was recorded as of December 31, 2013.

D-23

Property and Equipment:    Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally five years for leasehold improvements, hospitality and residential equipment, and three years for computer related assets.

Long-Lived Assets:  The Company reviews the carrying value of long-lived assets, such as property and equipment, whenever events or circumstances indicate the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized to reduce the carrying value of the asset to its estimated fair value.

Revenue Recognition:    Revenue is derived from the installation and ongoing services of in-room media, entertainment, and HD television programming solutions in addition to wired networking solutions and WiFi Fidelity networking solutions. Revenue is recognized when all applicable recognition criteria have been met, which generally include a) persuasive evidence of an existing arrangement; b) fixed or determinable price; c) delivery has occurring or service has been rendered; d) collectability of the sales price is reasonably assured.

Installations and service arrangements are contractually predetermined and such contractual arrangements may provide for multiple deliverables, revenue is recognized in accordance with ASC Topic 650, Multiple Deliverable Revenue.  The application of ASC Topic 650 may result in the deferral of revenue recognition for installations across the service period of the contract and the re-allocation and/or deferral of revenue recognition across various service arrangements.  Below is a summary of such application of the revenue recognition policy as it relates to installation and service arrangements the Company has with its customers.

The Company enters into contractual arrangements to provide multiple deliverables which may include some or all of the following - systems installations and a variety of services related to high speed internet access, free-to-guest, video on demand and iTV systems as well as residential phone, internet and television.  Each of these elements must be identified and individually evaluated for separation. The term “element” is used interchangeably with the term “deliverable” and the Company considers the facts and circumstances as it relates to its performance obligations in the arrangement and includes product and service elements, a license or right to use an asset, and other obligations negotiated for and assumed in the agreement.  Analyzing an arrangement to identify all of the elements requires the use of judgment.  In the determination of the elements included in Roomlinx agreements, embedded software and inconsequential or perfunctory activities were taken into consideration.

Once the Deliverables have been identified, we determine the Relative Fair Value of each Element under the concept of Relative Selling Price (RSP) for which the Company applied the hierarchy of selling price under ASC Topic 605 as follows:

VSOE - Vendor specific objective evidence is still the most preferred criteria with which to establish fair value of a deliverable. VSOE is the price of a deliverable when a company sells it on an open market separately from a bundled transaction.
TPE - Third party evidence is the second most preferred criteria with which to establish fair value of a deliverable. The measure for the pricing of this criterion is the price that a competitor or other third party sells a similar deliverable in a similar transaction or situation.
RSP - Relative selling price is the price that management would use for a deliverable if the item were sold separately on a regular basis which is consistent with company selling practices. The clear distinction between RSP and VSOE is that under VSOE, management must sell or intend to sell the deliverable separately from the bundle, or has sold the deliverable separately from the bundle already. With RSP, a company may have no plan to sell the deliverable on a stand-alone basis.

D-24

Hospitality Installation Revenues

Hospitality installations include High Speed Internet Access (HSIA), Interactive Television (iTV), Free to Guest (FTG) and Video on Demand (VOD).  Under the terms of these typical product sales and equipment installation contracts, a 50% deposit is due at the time of contract execution and is recorded as deferred revenue.  Upon the completion of the installation process, deferred revenue is realized.  However, in some cases related to VOD installations or upgrades, the Company extends credit to customers and records a receivable against the revenue recognized at the completion of the installation.

Additionally, the Company may provide the customer with a lease financing arrangement provided the customer has demonstrated its credit worthiness to the satisfaction of the Company.  Under the terms and conditions of the lease arrangements, these leases have been classified and recorded as Sale-Type Leases under ASC Topic 840-30 and accordingly, revenue is recognized upon completion and customer acceptance of the installation which gives rise to a lease receivable and unearned income.

For the years ended December 31, 2013 and 2012, the Company recorded $3,556,389 and $9,034,223 of product and installation revenue, respectively.

Hospitality Service, Content and Usage Revenues

The Company provides ongoing 24x7 support to both its hotel customers and their guests, content and maintenance as applicable to those products purchased, installed and serviced under contract.  Generally, support is invoiced in arrears on a monthly basis with content and usage, which are dependent on guest take rates and buying habits.  Service maintenance and usage revenue also includes revenue from meeting room services, which are billed as the events occur.

Residential Revenues

Residential revenues consist of equipment sales and installation charges, support and maintenance of voice, internet, and television services, and content provider residuals, installation commissions, and management fees.  Installations charges are added to the monthly service fee for voice, internet, and television, which is invoiced in advance creating deferred revenue to be realized in the appropriate period.  The Company’s policy prohibits the issuance of customer credits during the month of cancelation. The Company earns residuals as a percent of monthly customer service charges and a flat rate for each new customer sign up.  Residuals are recorded monthly. Commissions and management fees are variable and therefore revenue is recognized at the time of payment.

Concentrations

Credit Risk:    The Company’s operating cash balances are maintained in financial institutions and periodically exceed federally insured limits. The Company believes that the financial strength of these institutions mitigates the underlying risk of loss.  To date, these concentrations of credit risk have not had a significant impact on the Company’s financial position or results of operations.

Accounts Receivable:  At December 31, 2013 and 2012, Hyatt Corporation-controlled properties represented 30% and 56%, respectively of accounts receivable, and other Hyatt properties in the aggregate represented 36% and 20%, respectively, of accounts receivable.

Revenue:  For the year ended December 31, 2013 and 2012, Hyatt Corporation-controlled properties contributed 39% and 48%, respectively, and other Hyatt properties in the aggregate contributed 39% and 27%, respectively, of Roomlinx’s US Hospitality revenue.

Stock Based Compensation:  Roomlinx recognizes the cost of employee services received in exchange for an award of equity instruments in the financial statements and is measured based on the grant date fair value of the award. Stock option compensation expense is recognized over the period during which an employee is required to provide service in exchange for the award (generally the vesting period). The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option pricing model.

D-25

Segments:  We operate and prepare our financial reports based on two segments; Hospitality and Residential.  We have determined these segments based on the location, design, and end users of our products.

Hospitality:  Our Hospitality segment includes hotels, resorts, and timeshare properties in the United States, Canada, and Other Foreign.  As of December 31, 2013 and 2012, Other Foreign included Mexico and Aruba.  The products offered under our hospitality segment include the installation of, and the support and service of, high-speed internet access networks, proprietary Interactive TV platform, free to guest programming, and on-demand movie programming, as well as advertising and e-commerce products.

Residential:  Our residential segment includes multi-dwelling unit customers and business customers (non-hospitality) in the United States.  The products offered include the installation of, and the support and service of, telephone, internet, and television services.

Advertising Costs:    Advertising costs are expensed as incurred.  During the years ended December 31, 2013 and 2012, advertising costs were $39,308 and $78,822, respectively.

Foreign Currency Translation:    The US Dollar is the functional currency of the Company. Assets and liabilities denominated in foreign currencies are re-measured into US Dollars and the resulting gains and losses are included in the consolidated statement of operations as a component of other income (expense).

Earnings Per Share:    The Company computes earnings per share by dividing net income (loss) by the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the period. Dilutive common stock equivalents consist of shares issuable upon the exercise of the Company’s stock options and warrants.  Potentially dilutive securities, purchase stock options and warrants, are excluded from the calculation when their inclusion would be anti-dilutive, such as periods when a net loss is reported or when the exercise price of the instrument exceeds the fair market value. Accordingly, the weighted average shares outstanding have not been adjusted for dilutive shares. Outstanding stock options and warrants are not considered in the calculation as the impact of the potential common shares (totaling 2,423,053 and 2,628,874 as of December 31, 2013 and 2012, respectively) would be to decrease the net loss per share.

Income Taxes:    The Company accounts for income taxes under the liability method in accordance with ASC 740, “Income Taxes”.  Deferred tax assets and liabilities are determined based on temporary differences between financial reporting and tax bases of assets and liabilities that will result in taxable or deductible amounts in future years.  Under this method, deferred tax assets and liabilities are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is recorded when the ultimate realization of a deferred tax asset is considered to be unlikely.

The Company uses a two-step process to evaluate a tax position. The first step is to determine whether it is more-likely-than-not that a tax position will be sustained upon examination, including the resolution of any related appeals or litigation based on the technical merits of that position. The second step is to measure a tax position that meets the more-likely-than-not threshold to determine the amount of benefit to be recognized in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.

Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent period in which the threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not criteria should be de-recognized in the first subsequent financial reporting period in which the threshold is no longer met. The Company reports tax-related interest and penalties as a component of income tax expense.

D-26

Based on all known facts and circumstances and current tax law, the Company believes that the total amount of unrecognized tax benefits as of December 31, 2013 and 2012 is not material to its results of operations, financial condition, or cash flows. The Company also believes that the total amount of unrecognized tax benefits as of December 31, 2013 and 2012, if recognized, would not have a material effect on its effective tax rate. The Company further believes that there are no tax positions for which it is reasonably possible, based on current tax law and policy that the unrecognized tax benefits will significantly increase or decrease over the next 12 months producing, individually or in the aggregate, a material effect on the Company’s results of operations, financial condition or cash flows.

The amount of income taxes the Company pays is subject to ongoing examinations by federal and state tax authorities. To date, there have been no reviews performed by federal or state tax authorities on any of the Company’s previously filed returns. The Company’s 2007 and later tax returns are still subject to examination.

Recently Issued and Adopted Accounting Standards: Management has evaluated recently issued pronouncements of various authoritative accounting organizations, primarily the Financial Accounting Standards Board (“FASB”), the SEC, and the Emerging Issues Task Force (“EITF”) to determine their applicability and does not believe that any of these pronouncements will have a significant impact on the Company’s financial statements.

2.      Leases Receivable

As of December 31, 2013, the Company had leases receivable of $1,581,366 compared to $2,802,465, recorded net of an allowance for uncollectable leases receivable of $135,000, at December 31, 2012.  During the years ended December 31, 2013 and 2012, the Company received payments of $923,861 and $972,627 respectively.  The Company did not enter into any new leases in 2013 versus the Company entered into one lease receivable in the amount of $142,879 in 2012.   These leases have initial terms of 60 months and an average interest rate of 9.5%.  In addition, during the years ended December 31, 2013 and 2012, the Company recorded a loss of $73,262 and $60,211, respectively, related to the early termination of lease receivable contracts.  These amounts are net of the return of equipment to inventory and are included in direct costs in the consolidated statements of comprehensive loss.

Future minimum receipts on leases receivable are as follows:

Years Ended December 31,	Minimum Receipts
2014	$764,878
2015	546,973
2016	250,464
2017	19,051
$1,581,366

3.    Inventory

Inventory balances as of December 31, 2013 and 2012 are as follows:

	2013	2012
Raw materials	$1,399,444	$2,546,441
Work in process	154,893	882,351
	1,554,337	3,428,792
Reserve for obsolescence	(120,000)	(120,000)
Inventory, net	$1,434,337	$3,308,792

D-27

4.      Property and Equipment

At December 31, 2013 and 2012, property and equipment consisted of the following:

	2013	2012
Leasehold improvements	$17,195	$17,195
Hospitality property equipment	479,387	745,117
Residential property equipment	351,727	351,727
Computers and office equipment	601,171	590,566
Software	141,807	141,807
	1,591,287	1,846,412
Accumulated depreciation	(1,273,801)	(1,055,539)
	$317,486	$790,873

Depreciation expense for the years ended December 31, 2013 and 2012 was $247,706 and $498,168, respectively.

As of December 31, 2013 and 2012, the total assets purchased under capital lease were $64,617 with accumulated amortization of $50,193 and $38,654, respectively.  Depreciation of assets under capital lease for the years ended December 31, 2013 and 2012 was $11,539 and $10,905, respectively.

5.    Asset Impairment

During 2013, the Company maintained inventories to support certain executed Hyatt hotel contracts and SOWs (Statements of Work).

The receipt of SOWs plus their respective deposits for the installation of the iTV product in approximately 4,600 rooms resulted in the Company executing purchased orders to acquire appropriate levels of inventories during the year ended December 31, 2012.  Thereafter, the parties agreed to a suspension of iTV installations.  During the three months ended September 30, 2013, the Company successfully completed the installation of approximately 1,000 of these rooms, which the Company believed could result in Hyatt’s release of those other properties with SOWs for its iTV product; however, there has been no further action by Hyatt. In consideration of this and other factors, as of December 31, 2013, the Company recorded a loss on asset impairment of $832,429 related to inventory. The charge is included in the loss on asset impairment on the consolidated comprehensive statement of loss for the year ended December 31, 2013.

In assessing impairment for long-lived assets we followed the provisions of ASC 360.  We performed our testing of the asset group and our assessment included contractual terms and identifiable cash flows associated with providing on-going service.  In performing the test, we determined that the total of the expected future undiscounted cash flows was less than the carrying value of the asset group. Therefore an impairment charge was required.

6.     Notes Payable

As of December 31, 2013 and 2012, the Company had the following outstanding notes payable:

	2013	2012
Note payable to the FCC; monthly principal and interest payment of $1,188; interest at 11% per annum; and matures in August 2016.	$31,261	$41,178

Note payable, assumed as part of the acquisition of Canadian Communications on October 1, 2010, monthly principal and interest payment of $537; interest at 11% per annum; and matured in March 2013.	-	1,583
	31,261	42,761
Less: current portion	(11,065)	(10,631)
	$20,196	$32,130

D-28

Future minimum payments under notes payable are as follows:

Years ended December 31,	Minimum Payments
2014	$11,065
2015	12,345
2016	7,851
$31,261

7.     Line of Credit

On June 5, 2009 we entered into a Revolving Credit, Security and Warrant Purchase Agreement (the “Credit Agreement”) with Cenfin LLC, an entity principally owned by significant shareholders of the Company.  The Credit Agreement permits us to borrow up to $25 million until June 5, 2017.  On May 3, 2013, the Company and Cenfin executed a fourth amendment to the Credit Agreement which provided Cenfin sole and absolute discretion related to funding any advance requested by Roomlinx.  Advances must be repaid at the earlier of 5 years from the date of borrowing or at the expiration of the Credit Agreement. The principal balance may be repaid at any time without penalty.  Borrowings accrue interest, payable quarterly on the unpaid principal and interest at a rate equal to the Federal Funds Rate at July 15 of each year plus 5% (approximately 5.09% at December 31, 2013).  The Credit Agreement is collateralized by substantially all of our assets, and requires we maintain a total outstanding indebtedness to total assets ratio of less than 3 to 1.

Amounts outstanding under the Credit Agreement were $5,176,000 at December 31, 2013 and 2012.  These advances will be repaid at various dates between 2014 and 2017.  A total of $19,824,000 is available for future borrowings. Interest expense, exclusive of accretion of the debt discount of $342,026 and $332,121, of $257,566 and $260,221 was recorded for the years ended December 31, 2013 and 2012, respectively.

The Credit Agreement requires that, in conjunction with each advance, we issue Cenfin warrants to purchase shares of Roomlinx common stock equal to 50% of the principal amount funded divided by (i) $2.00 on the first $5,000,000 of borrowings on or after July 15, 2010 ($4,712,000 as of December 31, 2012) or (ii) thereafter the fair market value of the Company’s common stock on the date of such draw for advances in excess of $5,000,000.  The exercise price of the warrants is $2.00 for the warrants issued on the first $5,000,000 of borrowings made after July 15, 2010 and, thereafter, the average of the high and low market price for the Company’s common stock on the date of issuance. The exercise period of these warrants expire three years from the date of issuance.

Using the Black-Scholes pricing model adjusted for a blockage discount, warrants issued during the year ended December 31, 2012 were valued at approximately $350,000 (see Note 12).   The fair value of warrants issued since inception of the Credit Agreement is approximately $2,760,000 which is being amortized to earnings as additional interest expense over the term of the related indebtedness, accordingly additional interest expense of $342,026 and $332,121 was recorded for the years ended December 31, 2013 and 2012, respectively.  The unamortized balance of the debt discount was $826,797 and $1,168,823 at December 31, 2013 and 2012, respectively.  Borrowings outstanding are reported net of the debt discount associated with these borrowings.

D-29

Future minimum payments under the line of credit are as follows:

Years ended December 31,	Minimum Receipts
2014	$464,000
2015	1,232,000
2016	2,480,000
2017	1,000,000
$5,176,000

As noted in management’s plans, the Company has entered into a merger agreement. Upon execution of the merger, the Company is to make a $750,000 accelerated payment to the debt holder. In addition, all payments beginning in December 2014 will be pro-rated based on the accelerated payment.

8.    Settlement of Royalty Payable

In November 2011, the Company entered into a revised license agreement for studio films. Under the terms of the agreement, the Company was required to pay $105,000 in four equal quarterly payments to settle all previous amounts due to a studio.  In August 2012, the Company made the final payment resulting in a gain on the settlement of royalty payable in the amount of $179,834, such amount representing the excess of the accrued liability less the agreed upon settlement of $105,000. The settlement of royalty payable is included in other income on the consolidated statement of comprehensive loss for the year ended December 31, 2012.

9.     Commitments and Contingencies

Operating Leases:     On April 10, 2012 the Company executed a lease agreement for office space with an effective date of May 1, 2012.  Terms of the lease established a base rent per square foot plus operating expenses throughout the term of the lease which expires September 30, 2015, and which includes the lessor waiving several months of base rent and pre-defined annual escalation of the base rent per square foot.  Effective November 29, 2013, the parties executed a First Amendment wherein the landlord granted the Company a deferred rent period (commencing on July 1, 2013 and ending on July 31, 2014) reducing the base and additional monthly rent to $7,000, thereby deferring approximately $13,700 per month or $178,100, with such amount payable at the end of the deferred rent period, pursuant to which at December 31, 2013 approximately $82,200 was recorded in accounts payable in the accompanying consolidated balance sheet.  The Company had a deferred rent liability (exclusive of that recorded in accounts payable) of $46,820 and $55,025 included in other liabilities (current and non-current) as of December 31, 2013 and 2012, respectively.  The Company’s future minimum lease payments are as follows:  $148,585 and $114,064 for the years ending December 31, 2014 and 2015, respectively.

Capital Lease Obligations:  The Company has capital lease arrangements related to the acquisition of software.  These arrangements are collateralized by the software and expire at varying dates through September 2015 with future minimum lease payments as follows:  $12,309 and $3,253 for the years ended December 31, 2014 and 2015, respectively, less imputed interest of $950.

10.     Discontinued Operations

In September 2012, we determined not to continue investing in its proprietary traditional VOD system and to move to a third-party video on demand (“VOD”) system, which resulted in the Company recording a loss on asset impairment approximating $1,112,000 (see below). In October 2013, the Company performed an analysis of VOD sales revenue at Cardinal Hospitality Ltd. (“CHL”), its wholly-owned Canadian subsidiary servicing the hospitality industry.  The result was that CHL had realized a decline in sales revenue in hotels on a year over year basis, which was attributed to guest preferences such as alternative access to content available via their laptops, our decision in 2012 to not invest in upgrading old technology and the hotels not willing to purchase newer technology.  Further, the Company determined CHL did not provide positive cash flow and therefore at the end of November, the Company determined to issue a notice to all CHL customers that it would no longer provide support as of December 20, 2013.

D-30

CHL properties include hotels in Canada and the Caribbean providing VOD.  Under ASC 205-20-45-1, the elimination of operations result in the presentation of a loss from discontinued operations in the consolidated statements of comprehensive loss for the years December 31, 2013 and 2012.

During the three months ended September 30, 2012, the Company determined that it would no longer utilize its proprietary VOD system in future VOD service installations.  Rather than invest in upgrading or refreshing its proprietary technology, the Company determined it would purchase a third-party platform for all future VOD installations.  In addition, it concluded that its primary business strategy and technology development efforts will be focused on its proprietary interactive TV platform.  Due to the economy class nature of the CHL properties, management determined that the interactive TV platform is not appropriate for deployment at those properties.  Consequently, while services provided to the CHL properties will continue, no significant new business development will be pursued.

As a result of this strategic change we performed an evaluation as of September 30, 2012 of our long-lived assets associated with the CHL properties consisting primarily of property, plant, and equipment and property receivables.  In assessing impairment for long-lived assets we followed the provisions of ASC 360.  We performed our testing of the asset group at the individual property level, and our assessment included contractual terms and identifiable cash flows associated with providing on-going service.

In performing the test, we determined that the total of the expected future undiscounted cash flows directly related to services provided at the CHL properties was less than the carrying value of the asset group. Therefore, an impairment charge was required.  An impairment charge of approximately $920,000 and $47,000 related to property, plant and equipment and property receivables, respectively, represented the difference between the fair values of the asset group and its carrying values and is reflected as loss on asset impairment in the consolidated statement of comprehensive income (loss) for the year ended December 31, 2012.  The impairment charges resulted from the excess of the carrying value of the asset group over the fair value (calculated based on the discounted expected future cash flows associated with VOD and free to guest services during the underlying contractual period).

In addition, we performed an analysis of the value of inventory held by CHL to determine the impact of the change in business strategy, as of September 30, 2012.  We determined that a write off of approximately $146,000 was required to reflect the obsolete nature of the inventory associated with VOD service.  The charge is included in the loss from discontinued operations (see Note 10) in the consolidated statement of comprehensive loss for the year ended December 31, 2012.

Below is the statement of comprehensive loss related to the asset group serviced by CHL for the years ended December 31, 2013 and 2012.

	2013	2012

Hospitality services revenue	$356,097	$611,950

Direct costs (exclusive of operating expenses and depreciation shown separately below):	355,019	761,391
Selling, general and administrative	27,108	15,800
Depreciation	110,688	152,447
Loss on asset impairment	-	1,112,470
	492,815	2,042,108

Operating loss	(136,718)	(1,430,158)

Non-operating (expense) income forgiveness of debt	-	179,834

Loss from operations	(136,718)	(1,250,324)

Loss on disposal of operations	(285,785)	-

Net loss on discontinued operations	$(422,503)	$(1,250,324)

D-31

11.     Income Taxes

At December 31, 2013, the Company has tax loss carryforwards approximating $14,000,000 that expire at various dates through 2031 (IRC Section 382 may impose limitations in available NOL carryforwards related to certain transactions which are deemed to be ownership changes, including proposed 2014 transaction described in note 17). The principal difference between the net loss for book purposes and the net loss for income tax purposes relates to expenses that are not deductible for tax purposes, including reorganization costs, impairment of goodwill, stock issued for services and amortization of debt discount.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2013, are presented below:

	2013	2012
Deferred tax assets:
Net operating loss carry forward - federal	$4,852,000	$4,147,000
Net operating loss carry forward - state	431,000	369,000
Stock-based compensation	458,000	387,000
Property and equipment	374,000	479,000
Allowance for doubtful accounts	71,000	135,000
Other	93,000	93,000
	6,279,000	5,610,000
Valuation allowance	(6,279,000)	(5,610,000)
	$-	$-

At this time, the Company is unable to determine if it will be able to benefit from its deferred tax asset. There are limitations on the utilization of net operating loss carry forwards, including a requirement that losses be offset against future taxable income, if any.  In addition, IRC Section 382 may impose limitations in available NOL carryforwards related to certain transactions which are deemed to be ownership changes.  Accordingly, a valuation allowance has been established for the entire deferred tax asset. The increase in the valuation allowance was approximately $712,000 during 2013.

Income taxes at statutory rates are reconciled to the Company’s actual income taxes as follows:

	2013	2012
Federal income tax at statutory rate of 34%	$(1,412,000)	$(2,514,000)
State tax net of federal tax effect	(125,000)	(222,000)
Effect of permanent differences	359,000	224,000
Asset impairment	308,000	-
Other net	201,000	(23,000)
Valuation allowance	669,000	2,535,000
	$-	$-

The amount of income taxes the Company pays is subject to ongoing examinations by federal and state tax authorities. To date, there have been no reviews performed by federal or state tax authorities on any of the Company’s previously filed returns. The Company’s 2007 and later tax returns are still subject to examination.

D-32

12.      Equity

Preferred Stock:    The Company has authorized 5,000,000 preferred shares with a $0.20 par value, of which 720,000 shares have been designated as Class A Preferred Stock.  The Class A Preferred stock has a liquidation preference of $0.20 per share and is entitled to receive cumulative annual dividends at the rate of 9%, payable in either cash or additional shares of Class A Preferred Stock, at the option of the Company.  As of December 31, 2013 and 2012, there were 720,000 shares of Class A Preferred Stock issued and outstanding.  Undeclared Class A dividends accumulated and unpaid as of December 31, 2013 and 2012, were $198,120 and $185,160, respectively; these dividends are not included in accrued expenses.

Common Stock:    The Company has authorized 200,000,000 shares of $0.001 par value common stock.  As December 31, 2013 and 2012, there were 6,411,413 and 6,504,413 shares of common stock issued and outstanding, respectively.

During the year ended December 31, 2013, the Company granted 24,000 restricted shares of common stock at a fair market value of $2.00 per share (equal to the closing price of the Company’s common stock quoted on the NASDAQ Bulletin Board Service as of the grant date) to three non-employee directors of the Company.  The shares vest in equal annual installments beginning on August 27, 2013 through 2015.

As of July 31, 2013, one of the non-employee directors resigned resulting in the forfeiture of 6,000 restricted shares of common stock.  During the year ended December 31, 2013, the Company recognized non-employee director compensation cost of $16,077 recorded in selling, general and administrative expenses in the consolidated statement of comprehensive loss and in accrued expenses in the accompanying balance sheet.

On May 4, 2012, the Company entered into a Securities Purchase Agreement (the “SPA”) with certain investors (collectively, the “Investors”), pursuant to which the Investors purchased Units from the Company for a purchase price of $2.50 per Unit.  Each Unit consisted of (x) one share of common stock of the Company and (y) a warrant to purchase one-half share of common stock at an exercise price of $3.75 per share, subject to adjustment as provided in the warrant.  The Company sold and issued an aggregate of 1,200,000 shares of common stock to the Investors and issued warrants to the Investors for the purchase of an additional 600,000 shares of common stock.  Subsequently on June 20, 2012, the Company sold and issued an additional 80,000 shares of common stock and 40,000 warrants to certain other investors pursuant to an amendment to the SPA.  In the aggregate, the Company received net proceeds of $2,993,311 (gross proceeds of $3,200,000 less $206,689 of offering expenses) from these transactions.  Proceeds from such transactions have been and will be used for general corporate and working capital purposes including deployment of the Company’s iTV applications under the Master Service Agreement with Hyatt Corporation.

Management reviewed the accounting treatment for the warrants issued under the SPA and determined the warrants met the applicable requirement under ASC 815-40-25 for equity classification.  Accordingly, these warrants are classified within equity as of December 31, 2012.  Under the terms of a Registration Rights Agreement (“RRA”) between the Company and the Investors in conjunction with the SPA, the Company filed a Form S-1 Registration Statement with the SEC on June 18, 2012, for the purpose of registering under the Securities Act the shares of common stock issued pursuant to the SPA and the shares of common stock to be issued upon exercise of the warrants issued pursuant to the SPA.  Such registration statement was declared effective by the SEC on August 30, 2012.

Warrants:

During the year ended December 31, 2012, 250,000 warrants were granted pursuant to the clauses in the Cenfin Credit Agreement.  The warrants were issued at an exercise price of $2.00, vested immediately, and expire 3 years from the date of grant.  In addition, 640,000 warrants were issued pursuant to clauses in the Stock Purchase Agreement dated May 4, 2012 at an exercise price of $3.75, vested immediately, and expire 3 years from the grant date.  No warrants were issued in the year ended December 31, 2013.

D-33

The following are assumptions utilized in estimation of the fair value of the warrants granted during the year ended December 31, 2012:

2012
Term	3 years
Expected volatility	136% - 148%
Risk free interest rate	0.35% - 0.57%
Dividend yield	0%

The following is a summary of such outstanding warrants for the year ended December 31, 2013:

Warrants	Shares Underlying Warrants	Weighted Average Exercise Price	Weighted Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at January 1, 2013	1,542,800	$2.84
Granted and Issued	-	-
Expired/Cancelled	-	-
Outstanding and exercisable at December 31, 2013	1,542,800	$2.84	1.01	$-

Options:

In 2004, the Company adopted a long term incentive stock option plan (the “Stock Option Plan”) which covers key employees, officers, directors and other individuals providing bona fide services to the Company. On December 27, 2012, subject to stockholder approval, the board of directors voted to amend the Stock Option Plan to (i) adjust the maximum allowable shares of common stock upon exercise of options which may be granted from 1,200,000 to 2,000,000 shares of common stock and (ii) remove the provision from the Stock Option Plan which provided that any shares that are surrendered to or withheld by the Company in connection with any award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.  As of December 31, 2013, options to purchase 880,253 shares were outstanding. The options vest as determined by the Board of Directors and are exercisable for a period of no more than 10 years.

On January 11, 2013, the board of directors approved the grant of 30,000 Incentive Stock Options at an exercise price of $0.60 per share.  These options vest ratably on the anniversary date over a three year period and expire 7 years from the grant date.  The weighted average grant date fair value of such options was $1.68.

On June 14, 2013, the Company had outstanding options to purchase an aggregate of 925,027 shares of common stock, of which options to purchase 300,833 shares of common stock were Hyatt Options, when the Board determined to reduce the exercise price of a total of 354,445 of the non-Hyatt Options to $0.60 per share (the closing price of the common stock on June 14, 2013 was $0.60 per share).  None of the Options subject to the exercise price reduction were Hyatt Options.

During the year ended December 31, 2012, the board of directors approved the grant of an aggregate of 516,247 Incentive Stock Options and 405,570 Non-Qualified Stock Options.  Such options were issued at exercise prices between $2.00 and $2.90, vest at various times over three years, and expire 7 years from the grant date.

D-34

Pursuant to the execution of the Hyatt MSA, on March 14, 2012 the board of directors approved the grant of 500,000 stock options (“Hyatt options”) at a strike price of $4.00 vesting on a pro rata basis over three years or the acceleration of such vesting rights relative to installation performance metrics at the Hyatt properties as defined by the board of directors, whichever is greater, and expiring 7 years from the date of grant.  On December 27, 2012, the board of directors approved re-pricing the Hyatt options from the exercise price of $4.00 per share to $2.10 per share ($0.10 above the closing price per the NASDAQ OTC Bulletin as of that date).

The following are the assumptions utilized in the estimation of stock-based compensation related to the stock option grants for the years ended December 31, 2013 and 2012:

	2013	2012
Expected term	7 years	7 years
Expected volatility	213%	214% - 225%
Risk free interest rate	1.28%	1.11% - 1.69%
Dividend yield	0%	0%

A summary of stock option activity under the Stock Option Plan for the year ended December 31, 2013 is presented below:

	Number of Shares	Weighted Average Exercise Price	Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at January 1, 2013	1,086,074	$2.74
Granted	30,000	0.60
Forfeited	(235,821)	2.17
Outstanding at December 31, 2013	880,253	$1.60	1.49	$-
Exercisable at December 31, 2013	495,209	$1.55	1.47	$-

The Company recorded stock-based compensation expense of $477,214 and $526,665 for the years ended December 31, 2013 and 2012, respectively.  The amounts are recorded in direct costs, operations, product development and selling, general and administrative expense in the consolidated statement of comprehensive income (loss).  The fair value of stock options that vested and became exercisable during the years ended December 31, 2013 and 2012 was $299,052 and $31,897, respectively. At December 31, 2013, there was approximately $626,000 in unrecognized compensation cost related to stock options that will be recorded over a weighted average future period of approximately 2 years.

A summary of the activity of non-vested options under the Company’s plan for the year ended December 31, 2013 is presented below:

	Non-vested Shares Underlying Options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value
Non-vested at January 1, 2013	763,363	$2.16	$1.95
Granted	30,000	0.60	0.52
Vested	(219,502)	1.48	1.41
Forfeited	(188,817)	2.08	2.26
Non-vested at December 31, 2013	385,044	$1.34	$1.31

D-35

13.      Segment Information

Financial information for our segment as of and for the years ended December 31, 2013 and 2012, is as follows:

	Hospitality	Residential	Corporate	Totals
Year ended December 31, 2013
Revenue	$8,586,549	$861,994	$-	$9,448,543
Operating loss	(986,959)	(292,108)	(1,989,653)	(3,268,720)
Depreciation expense	(106,844)	(59,012)	(81,850)	(247,706)
Stock based compensation	-	-	(477,214)	(477,214)
Loss on asset impairment	(832,429)	-	-	(832,429)
Loss on discontinued operations	(422,503)	-	-	(422,503)
Acquisition of property and equipment	-	-	16,540	16,540
Net loss	$(1,247,632)	$(291,108)	$(2,615,076)	$(4,153,816)

Year ended December 31, 2012
Revenue	$12,088,861	$915,054	$-	$13,003,915
Operating loss	(3,944,407)	(207,473)	(1,675,564)	(5,827,444)
Depreciation expense	(357,306)	(59,012)	(81,850)	(498,168)
Stock based compensation	(184,581)	(568)	(341,516)	(526,665)
Loss on asset impairment	-	-	-	-
Loss on discontinued operations	(1,250,324)	-	-	(1,250,324)
Acquisition of property and equipment	-	-	201,480	201,480
Net loss	$(5,174,151)	$(207,473)	$(2,010,110)	$(7,391,734)

As of December 31, 2013
Total assets	$6,382,239	$223,586	$181,781	$6,787,606

As of December 31, 2012
Total assets	$11,363,514	$286,891	$205,312	$11,855,717

Financial information of geographical data by segment as of and for the years ended December 31, 2013 and 2012, is as follows:

	United States	Canada	Other Foreign	Totals
Year ended December 31, 2013
Hospitality:
Product and installation	$3,137,766	$281,528	$137,095	$3,556,389
Services	4,912,804	79,449	37,907	5,030,160
Residential:
Services	861,994	-	-	861,994
Totals	$8,912,564	$360,977	$175,002	$9,448,543

Year ended December 31, 2012
Hospitality:
Product and installation	$9,034,223	$-	$-	$9,034,223
Services	2,888,518	41,873	124,247	3,054,638
Residential:
Services	915,054	-	-	915,054
Totals	$12,837,795	$41,873	$124,247	$13,003,915

As of December 31, 2013
Total assets	$6,669,827	$-	$117,779	$6,787,606

As of December 31, 2012
Total assets	$11,222,082	$527,920	$105,715	$11,855,717

D-36

14.      Arista Communications, LLC.

Roomlinx, Inc. has a 50% joint venture ownership in, and manages the operations for Arista Communications, LLC (“Arista”).  The other 50% of Arista is owned by Wiens Real Estate Ventures, LLC, a Colorado limited liability company (“Weins”).  Roomlinx acquired its 50% interest in Arista through its acquisition of Canadian Communications, LLC, on October 1, 2010.

Arista provides telephone, internet, and television services to residential and business customers located in the Arista community in Broomfield, Colorado.  As the operations manager for Arista, in accordance with ASC 810, Consolidation, the Company determined that Arista is a variable interest entity that must be consolidated, Roomlinx reports 100% of Arista revenues and expenses in its statement of comprehensive income (loss) and 100% of Arista assets, liabilities, and equity transactions on its balance sheet.  Roomlinx then records the non-controlling interest allocation.

Financial information for Arista Communications, LLC, for the years ended December 31, 2013 and the 2012 is as follows:

	2012	2012

Revenue	$76,690	$92,374

Direct Costs	(65,690)	(66,378)
Operating expense	(35,147)	(37,523)
Net loss	$(24,147)	$(11,527)

Weins’ share of the net loss is $12,074 and $5,763 for the years ended December 31, 2013 and 2012, respectively.

15.      Contingent Liabilities

The Company is in receipt of a letter from Technology Integration Group (“TIG”) demanding payment of approximately $2,430,000 with respect to inventory and services which the Company purchased from TIG. As of December 31, 2013 and 2012, the Company had approximately $2,100,000 (net of payments made in 2013) and $2,430,000, respectively, recorded in accounts payable in the accompanying consolidated balance sheets. TIG subsequently filed an action in California State Court although the Company has not yet been served in such action.  The Company believes that it has meritorious defenses and counterclaims in respect of TIG’s claim.  The Company intends to pursue a settlement of all claims with TIG and is in discussions with TIG in respect thereof.

D-37

The Company is in receipt of a request for indemnification from Hyatt in connection with a case brought in US Federal Court in California by Ameranth, Inc., against, among others, Hyatt.  In connection with such case, the plaintiffs have identified the Company’s e-concierge software as allegedly infringing Ameranth’s patents.  The Company licenses the e-concierge software from a third party and accordingly has made a corresponding indemnification request to such third party.  The Company believes that any such claim may also be covered by the Company’s liability insurance coverage and accordingly the Company does not expect that this matter will result in any material liability to the Company.

The Company is in receipt of a District Court Civil Summons, dated August 23, 2013, in the matter of “ScanSource v. Roomlinx, Inc.”, commenced in the District Court of Greenville County, South Carolina (the “Action”).  The plaintiffs in the Action claim that the Company owes them approximately $473,000 with respect to inventory which the Company purchased. The amount is recorded in accounts payable in the accompanying consolidated balance sheets as of December 31, 2013 and 2012.   The Company intends to pursue a settlement of all claims.

The Company is in receipt of a letter from the BSA Software Alliance (“BSA”) in connection with copyright infringement of computer software products alleging the unauthorized duplication of various computer software products.  BSA has threatened to file an action against the Company if it does not timely respond to its request for an internal audit.  The Company intends to review BSA’s claims and respond appropriately.

The Company is in receipt of a letter from an attorney representing a past employee claiming retaliation and discrimination in connection with the termination of his employment seeking damages approximating $85,000.  No claim has been file with the District Court.  The Company rejects these charges and should it be served with a summons, the Company will vigorously defend its position.

Other than the foregoing, no material legal proceedings to which the Company (or any officer or director of the Company, or any affiliate or owner of record or beneficially of more than five percent of the Common Stock, to management’s knowledge) is party to or to which the property of the Company is subject is pending, and no such material proceeding is known by management of the Company to be contemplated.

16.      Related Party Transactions

Effective July 25, 2012, Roomlinx entered into a consulting arrangement for marketing services with TRG, Inc., an entity owned by Michael S. Wasik, the CEO and Chairman of Roomlinx.  The marketing services were to be performed by Chris Wasik, the wife of Mr. Wasik.  As of December 31, 2012, Roomlinx had paid TRG $94,950 for services performed in accordance with said arrangement.  At the beginning of December 2012, Chris Wasik became an employee of Roomlinx as its Director of Marketing with a salary of $85,000 per annum, effectively severing the consulting arrangement with TRG.  Subsequently in December 2013, Ms. Wasik assumed responsibility for the Company’s call center at which time her salary was increased to $101,400.  For the year ended December 31, 2013, Ms. Wasik was paid $88,275 as an employee of the Company.

The wife of Jason Andrew Baxter, the Company’s Chief Operating Officer, provides certain contract and financial services to the Company through Baxter Facilities, LLC, a limited liability company co-owned by Mr. Baxter.  The Company has paid Baxter Facilities, LLC $23,448 and $46,321 for its services for the years ended December 31, 2013 and 2012.

17.    Subsequent Event

The Company is in receipt of a District Court Civil Summons, dated May 29, 2012, in the matter of “CLC Networks, Inc. and Skada Capital, LLC v. Roomlinx, Inc.”, commenced in the District Court of Boulder County, Colorado (the “Action”).  The plaintiffs in the Action claimed that the Company owed them certain unpaid sales commissions, including with respect to Hyatt Corporation in connection with that certain Master Services and Equipment Purchase Agreement, as described in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 13, 2012.

Effective February 3, 2014, the parties executed a Compromise and Settlement Agreement (the “Settlement Agreement”) in which the parties mutually agreed to all of its contents and the consideration transferred does not in any way constitute an admission of disputed facts.  Under the terms of the Settlement Agreement, the Company agrees to consideration in an amount of $106,528, such payment to consist of nineteen equal installments approximating $5,607 with the first payment due on March 15, 2014 and the final payment due on September 15, 2015.  Upon receipt of the final payment the plaintiff in the Action will take such action as necessary to dismiss the Action.  As of December 31, 2013, the consideration is recorded in accrued expenses on the consolidated balance sheet.

D-38

On March 14, 2014, the Company entered into an Agreement and Plan of Merger (“Merger Agreement”) with Signal Point Holdings Corp. (“Signal Point”) and Roomlinx Merger Corp., a wholly-owned subsidiary of the Company (“Merger Subsidiary”).  Upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Subsidiary will be merged with and into Signal Point, a provider of domestic and international telecommunications services, with Signal Point continuing as the surviving entity in the merger.  Simultaneous with the effective time of the merger, the Company will affect a reverse split of its common stock utilizing a ratio resulting in the Company having 600,000 shares of common stock issued and outstanding following the reverse stock split.

The effect of the merger will result in the owners of Signal Point holding 86% of the Company’s common stock at the date of the transaction and the holders of the Company’s stock immediately prior to the transaction owning 14%.  Cenfin, LLC, a secured lender of the Company, will receive a currently undetermined number of shares to be included in the 14% ownership.  The preferred shareholders will receive payments with respect to their shares (currently undetermined) and upon execution of the merger, there will be no shares of the Company’s preferred stock outstanding.  In addition, upon merger, all outstanding options immediately prior to the transaction will be terminated.

All conditions included in the Merger Agreement must be completed (some of which require approval of the Company’s shareholders) in order for the merger to be executed.  Upon completing all conditions, the Company will receive a cash contribution from Signal Point of $1,000,000 (subject to certain use limitations) at the closing of the merger.  Upon execution, the Company will have certain obligations including an accelerated debt payment of $750,000 (see Note 7), payments to preferred stock holders, and bonus payments of approximately $500,000 to certain officers of the Company in accordance with employment agreements which will only be incurred and become due upon completion of the merger.

D-39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Roomlinx, Inc.

We have audited the accompanying consolidated balance sheet of Roomlinx, Inc. (the “Company”) as of December 31, 2012, and the related consolildated statements of comprehensive income (loss), changes in equity and cash flows for the year ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company as of December 31, 2011, were audited by other auditors whose report dated March 30, 2012, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012, and the results of its consolidated operations and cash flows for the year ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ GHP HORWATH, P.C.

Denver, Colorado
April 16, 2013
D-40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Roomlinx, Inc.

We have audited the accompanying consolidated balance sheet of Roomlinx, Inc., as of December 31, 2011, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Roomlinx, Inc., as of December 31, 2011, and the results of its consolidated operations, and its consolidated cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado
March 30, 2012

D-41

Roomlinx, Inc.
CONSOLIDATED BALANCE SHEETS

	2012	2011

ASSETS
Current assets:
Cash and cash equivalents	$3,211,182	$361,228
Accounts receivable, net	1,761,503	889,657
Leases receivable, current portion	995,220	994,728
Prepaid and other current assets	115,902	192,221
Inventory, net	3,308,792	1,244,072
Total current assets	9,392,599	3,681,906

Property and equipment, net	790,873	2,145,831
Leases receivable, non-current	1,672,245	2,697,696
Total assets	$11,855,717	$8,525,433

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$5,079,204	$632,428
Accrued expenses and other current liabilities	668,012	462,296
Customer deposits	1,125,248	-
Notes payable and other obligations, current portion	21,884	63,182
Unearned income, current portion	187,540	245,058
Deferred revenue, current portion	609,988	611,572
Total current liabilities	7,691,876	2,014,536

Deferred revenue, less current portion	294,963	-
Notes payable and other obligations, less current portion	47,691	1,582
Unearned income, less current portion	198,404	363,381
Line of credit, net of discount	4,007,177	3,025,223

Total liabilities	12,240,111	5,404,722

Equity:
Preferred stock - $0.20 par value, 5,000,000 shares authorized:
Class A - 720,000 shares authorized, issued and outstanding (liquidation preference of $144,000 at December 31, 2012 and 2011)	144,000	144,000
Common stock - $0.001 par value, 200,000,000 shares authorized: 6,405,413 and 5,118,877 shares issued and outstanding at December 31, 2012 and 2011, respectively	6,405	5,119
Additional paid-in capital	36,971,369	33,102,512
Accumulated deficit	(37,571,896)	(30,185,925)
Accumulated other comprehensive income	7,684	(8,802)
Total Roomlinx, Inc. shareholders’ (deficit) equity	(442,438)	3,056,904
Non-controlling interest	58,044	63,807
Total (deficit) equity	(384,394)	3,120,711
Total liabilities and equity	$11,855,717	$8,525,433

The accompanying notes are an integral part of these  consolidated financial statements.

D-42

Roomlinx, Inc.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
 for the years ended December 31, 2012 and 2011

	2012	2011

Revenues:
Hospitality	$12,700,811	$5,281,608
Residential	915,054	942,317
Total	13,615,865	6,223,925

Direct costs and operating expenses:
Direct costs (exclusive of operating expenses and depreciation shown seperately below):
Hospitality	11,992,587	4,119,520
Residential	644,655	637,552
Operating expenses:
Operations	2,128,651	925,293
Product development	1,280,743	725,993
Selling, general and administrative	3,064,200	1,833,038
Depreciation	650,615	695,817
Loss on asset impairment	1,112,470	-
	20,873,921	8,937,213
Operating loss	(7,258,056)	(2,713,288)

Non-operating income (expense):
Interest expense	(601,725)	(340,072)
Interest income	288,213	254,155
Other income	179,834	144,810
	(133,678)	58,893

Net loss	(7,391,734)	(2,654,395)

Less: net loss attributable to the non-controlling interest	5,763	2,206

Net loss attributable to the Company	(7,385,971)	(2,652,189)

Other comprehensive income (loss):
Currency translation gain (loss)	16,486	(2,017)

Comprehensive loss	(7,369,485)	(2,654,206)

Comprehensive loss attributable to the non-controlling interest	-	-

Comprehensive loss attributable to the Company	$(7,369,485)	$(2,654,206)

Net loss per common share:
Basic and diluted	$(1.27)	$(0.52)

Weighted average shares outstanding:
Basic and diluted	5,809,406	5,072,157

The accompanying notes are an integral part of these  consolidated financial statements.

D-43

Roomlinx, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW
for the years ended December 31, 2012 and 2011

	2012	2011

Cash flows from operating activities:
Net loss	$(7,391,734)	$(2,654,395)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	650,615	695,817
Amortization of debt discount	332,121	175,345
Stock-based compensation	526,665	479,234
Gain on settlement of royalty payable	(179,834)	-
Gain on forgiveness of debt	-	(144,810)
Provision for uncollectable accounts and leases receivable	291,946	43,813
Loss on cancellation of contracts	60,211	-
Reserve for inventory obsolescence	30,000	90,000
Asset impairment	1,112,470	-
Change in operating assets and liabilities:
Accounts receivable	(1,075,299)	(80,470)
Prepaid and other current assets	76,319	(56,799)
Inventory	(2,240,883)	(441,571)
Accounts payable and other liabilities	4,832,326	273,199
Customer deposits	1,125,248	-
Unearned income	(222,495)	172,658
Deferred revenue	293,379	475,042
Total adjustments	5,612,789	1,681,458
Net cash used in operating activities:	(1,778,945)	(972,937)

Cash flows from investing activities:
Lease financing provided to customers	(142,879)	(2,046,356)
Payments received on leases receivable	972,627	722,982
Purchase of property and equipment	(201,480)	(174,677)
Net cash provided by (used in) investing activities:	628,268	(1,498,051)

Cash flows from financing activities:
Proceeds from sale of common stock, net	2,993,311	125,000
Proceeds from the line of credit	1,000,000	2,480,000
Proceeds from notes payable	45,000	-
Payments on capital lease	(13,280)	(10,361)
Payments on notes payable	(61,526)	(66,582)
Net cash provided by financing activities	3,963,505	2,528,057

Effects of foreign currency translation	37,126	(10,209)

Net increase in cash and equivalents	2,849,954	46,860
Cash and equivalents at beginning of period	361,228	314,368
Cash and equivalents at end of period	$3,211,182	$361,228

Supplemental cash flow information:
Cash paid for interest	$264,900	$152,237

Non-cash investing and financing activities:
Assets acquired under capital lease	$34,617	$-
Warrants issued in connection with line of credit	$350,167	$826,060

The accompanying notes are an integral part of these  consolidated financial statements.

D-44

Roomlinx, Inc.
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY
 for the years ended December 31, 2012 and 2011

	Roomlinx, Inc. Shareholders
	Preferred Stock A		Common Stock		Additional	Accumulated Other			Total
	Number of Shares	Par Value $0.20	Number of Shares	Par Value $0.001	Paid - in Capital	Comprehensive Income	Accumulated (Deficit)	Non-Contolling Interest	Stockholders’ Equity (Deficit)
Balances, January 1, 2011	720,000	$144,000	4,958,913	$4,959	$31,672,378	$-	$(27,533,736)	$66,013	$4,353,614

Warrants issued in conjuction with draw on line of credit					826,060				826,060
Exercise of warrants at $2.00 per share			62,500	63	124,937				125,000
Shares issued at $2.00 per share			30,000	30	59,970				60,000
Shares issued at $1.80 per share			62,010	62	111,552				111,614
Shares issued at $2.75 per share			5,454	5	14,995				15,000
Stock based compensation					292,620				292,620
Comprehensive income (loss):
Net loss							(2,652,189)	(2,206)	(2,654,395)
Translation gain (loss)						(8,802)			(8,802)

Balances, December 31, 2011	720,000	144,000	5,118,877	5,119	33,102,512	(8,802)	(30,185,925)	63,807	3,120,711

Warrants issued in conjuction with draw on line of credit					350,167				350,167
Shares issued at $2.50 per share, net of costs			1,280,000	1,280	2,992,031				2,993,311
Cashless option exercises			6,536	6	(6)				-
Stock based compensation					526,665				526,665
Comprehensive income (loss):
Net loss							(7,385,971)	(5,763)	(7,391,734)
Translation gain (loss)						16,486			16,486

Balances, December 31, 2012	720,000	$144,000	6,405,413	$6,405	$36,971,369	$7,684	$(37,571,896)	$58,044	$(384,394)

The accompanying notes are an integral part of these condensed consolidated financial statements.

D-45

Roomlinx, Inc.
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

1.     Organization and Significant Accounting Policies

Description of Business:    Roomlinx, Inc. (the “Company”) is incorporated under the laws of the state of Nevada.  The Company sells, installs, and services in-room media and entertainment solutions for hotels, resorts, and time share properties; including its proprietary Interactive TV platform, internet, and free to guest and video on demand programming.  Roomlinx also sells, installs and services telephone, internet, and television services for residential consumers.  The Company develops software and integrates hardware to facilitate the distribution of Hollywood, adult, and specialty content, business applications, national and local advertising, and concierge services.  The Company also sells, installs and services hardware for wired networking solutions and wireless fidelity networking solutions, also known as Wi-Fi, for high-speed internet access to hotels, resorts, and time share locations. The Company installs and creates services that address the productivity and communications needs of hotel, resort and time share guests, as well as residential consumers. The Company may utilize third party contractors to install such hardware and software.

Basis of Consolidation:  The consolidated financial statements include Roomlinx, Inc. and its wholly-owned subsidiaries, Canadian Communications LLC, Cardinal Connect, LLC, Cardinal Broadband, LLC, and Arista Communications, LLC, a 50% subsidiary, controlled by the Company.  Canadian Communications and Cardinal Connect, LLC, are non-operating entities.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Reclassification:  Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation.

Management Plans: The Company has experienced recurring losses and negative cash flows from operations. At December 31, 2012, the Company had approximate balances of cash and cash equivalents of $3,211,000, working capital of $1,701,000, total deficit of $384,000 and accumulated deficit of $37,572,000. To date the Company has in large part relied on debt and equity financing to fund its shortfall in cash generated from operations. Management is closely monitoring the cash balances, cash needs and expense levels. Management expects to draw on its line of credit, as necessary, to assist in funding operations through December 31, 2013. As of December 31, 2012, the Company has available approximately $19,800,000 under its line of credit which could be limited by the covenant and financial covenant requirements.

Use of Estimates:    The preparation of the Company’s consolidated financial statements in conformity with generally accepted accounting principles requires the Company’s management to make estimates and assumptions that affect the amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value Measurement:    The Company discloses fair value information about financial instruments based on a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2012 and 2011.

The respective carrying value of certain financial instruments approximate their fair values.  These financial instruments include cash and cash equivalents, accounts receivable, leases receivable, accounts payable, accrued liabilities, capital lease obligations, notes payable and the line of credit.  The carrying value of cash and cash equivalents, accounts receivable, leases receivable, accounts payable and accrued liabilities approximate fair value due to their short term nature. The carrying amount of capital lease obligations and notes payable approximates their fair values as the pricing and terms of these liabilities approximate market rates. The fair value of the line of credit is not practicable to estimate because of the related party nature of the underlying transactions.  The Company has no financial instruments with the exception of cash and cash equivalents (level 1) valued on a recurring basis.

Cash and cash equivalents:  The Company considers all highly liquid investments with an original maturity of three months or less at the date of acquisition to be cash equivalents. From time to time, the Company’s cash account balances exceed the balances as covered by the Federal Deposit Insurance System. The Company has never suffered a loss due to such excess balances.

D-46

Accounts Receivable:    Accounts receivables are uncollateralized customer obligations due under normal trade terms requiring payment within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer. Accounts receivable in excess of 30 days old are considered delinquent.  Outstanding customer invoices are periodically assessed for collectability. The assessment and related estimate are based on current credit-worthiness and payment history.  As of December 31, 2012 and 2011, the Company recorded an allowance in the amount of $229,000 and $72,000, respectively.

Inventory:    Inventory, principally large order quantity items which are required for the Company’s media and entertainment installations, is stated at the lower of cost (first-in, first-out) basis or market.  The Company generally maintains only the inventory necessary for contemplated installations.  Work in progress represents the cost of equipment and third party installation related to installations which were not yet completed.

The Company performs an analysis of slow-moving or obsolete inventory periodically and any necessary valuation reserves, which could potentially be significant, are included in the period in which the evaluations are completed.  As of December 31, 2012 and 2011, the inventory obsolescence reserve was mainly related to raw materials and results in a new cost basis for accounting purposes.

Leases Receivable:    Leases receivable represent direct sales-type lease financing to cover the cost of installation.  These transactions result in the recognition of revenue and associated costs in full upon the customer’s acceptance of the installation project and give rise to a lease receivable equal to the gross lease payments and unearned income representing the implicit interest in these lease payments.  Unearned income is amortized over the life of the lease to interest income on a monthly basis.  The carrying amount of leases receivable are reduced by a valuation allowance that reflects the Company’s best estimate of the amounts that may not be collected. This estimate is based on an assessment of current creditworthiness and payment history.  As of December 31, 2012 an allowance was recorded in the amount of $135,000.  No such allowance was recorded as of December 31, 2011.

Property and Equipment:    Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally five years for leasehold improvements, hospitality and residential equipment, and three years for computer related assets.

Long-Lived Assets:  The Company reviews the carrying value of long-lived assets, such as property and equipment, whenever events or circumstances indicate the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized to reduce the carrying value of the asset to its estimated fair value.

Revenue Recognition:    Revenue is derived from the installation and ongoing services of in-room media, entertainment, and HD television programming solutions in addition to wired networking solutions and WiFi Fidelity networking solutions. Revenue is recognized when all applicable recognition criteria have been met, which generally include a) persuasive evidence of an existing arrangement; b) fixed or determinable price; c) delivery has occurring or service has been rendered; d) collectability of the sales price is reasonably assured.

Installations and service arrangements are contractually predetermined and such contractual arrangements may provide for multiple deliverables, revenue is recognized in accordance with ASC Topic 650, Multiple Deliverable Revenue.  The application of ASC Topic 650 may result in the deferral of revenue recognition for installations across the service period of the contract and the re-allocation and/or deferral of revenue recognition across various service arrangements.  Below is a summary of such application of the revenue recognition policy as it relates to installation and service arrangements the Company has with its customers.

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The Company enters into contractual arrangements to provide multiple deliverables which may include some or all of the following - systems installations and a variety of services related to high speed internet access, free-to-guest, video on demand and iTV systems as well as residential phone, internet and television.  Each of these elements must be identified and individually evaluated for separation. The term “element” is used interchangeably with the term “deliverable” and the Company considers the facts and circumstances as it relates to its performance obligations in the arrangement and includes product and service elements, a license or right to use an asset, and other obligations negotiated for and assumed in the agreement.  Analyzing an arrangement to identify all of the elements requires the use of judgment.  In the determination of the elements included in Roomlinx agreements, embedded software and inconsequential or perfunctory activities were taken into consideration.

Once the Deliverables have been identified, we determine the Relative Fair Value of each Element under the concept of Relative Selling Price (RSP) for which the Company applied the hierarchy of selling price under ASC Topic 605 as follows:

VSOE - Vendor specific objective evidence is still the most preferred criteria with which to establish fair value of a deliverable. VSOE is the price of a deliverable when a company sells it on an open market separately from a bundled transaction.
TPE - Third party evidence is the second most preferred criteria with which to establish fair value of a deliverable. The measure for the pricing of this criterion is the price that a competitor or other third party sells a similar deliverable in a similar transaction or situation.
RSP - Relative selling price is the price that management would use for a deliverable if the item were sold separately on a regular basis which is consistent with company selling practices. The clear distinction between RSP and VSOE is that under VSOE, management must sell or intend to sell the deliverable separately from the bundle, or has sold the deliverable separately from the bundle already. With RSP, a company may have no plan to sell the deliverable on a stand-alone basis.

Hospitality Installation Revenues

Hospitality installations include High Speed Internet Access (HSIA), Interactive Television (iTV), Free to Guest (FTG) and Video on Demand (VOD).  Under the terms of these typical product sales and equipment installation contracts, a 50% deposit is due at the time of contract execution and is recorded as deferred revenue.  Upon the completion of the installation process, deferred revenue is realized.  However, in some cases related to VOD installations or upgrades, the Company extends credit to customers and records a receivable against the revenue recognized at the completion of the installation.

Additionally, the Company may provide the customer with a lease financing arrangement provided the customer has demonstrated its credit worthiness to the satisfaction of the Company.  Under the terms and conditions of the lease arrangements, these leases have been classified and recorded as Sale-Type Leases under ASC Topic 840-30 and accordingly, revenue is recognized upon completion and customer acceptance of the installation which gives rise to a lease receivable and unearned income.

For the years ended December 31, 2012 and 2011, the Company recorded $9,034,223 and $2,132,325 of product and installation revenue, respectively.

Hospitality Service, Content and Usage Revenues

The Company provides ongoing 24x7 support to both its hotel customers and their guests, content and maintenance as applicable to those products purchased, installed and serviced under contract.  Generally, support is invoiced in arrears on a monthly basis with content and usage, which are dependent on guest take rates and buying habits.  Service maintenance and usage revenue also includes revenue from meeting room services, which are billed as the events occur.

Residential Revenues

Residential revenues consist of equipment sales and installation charges, support and maintenance of voice, internet, and television services, and content provider residuals, installation commissions, and management fees.  Installations charges are added to the monthly service fee for voice, internet, and television, which is invoiced in advance creating deferred revenue to be realized in the appropriate period.  The Company’s policy prohibits the issuance of customer credits during the month of cancelation. The Company earns residuals as a percent of monthly customer service charges and a flat rate for each new customer sign up.  Residuals are recorded monthly. Commissions and management fees are variable and therefore revenue is recognized at the time of payment.

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Concentrations

Credit Risk:    The Company’s operating cash balances are maintained in financial institutions and periodically exceed federally insured limits. The Company believes that the financial strength of these institutions mitigates the underlying risk of loss.  To date, these concentrations of credit risk have not had a significant impact on the Company’s financial position or results of operations.

Accounts Receivable:  At December 31, 2012, Hyatt Corporation owned properties represent 49% and another customer represents 17% of the accounts receivable balance compared to one customer representing 35% of the accounts receivable balance at December 31, 2011.

Revenue:  During 2012, Hyatt Corporation owned properties contributed 52% of Roomlinx’s revenue compared to five customers contributing 69% of Roomlinx’s revenue in 2011.

Stock Based Compensation:  Roomlinx recognizes the cost of employee services received in exchange for an award of equity instruments in the financial statements and is measured based on the grant date fair value of the award. Stock option compensation expense is recognized over the period during which an employee is required to provide service in exchange for the award (generally the vesting period). The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option pricing model.

Segments:  We operate and prepare our financial reports based on two segments; Hospitality and Residential.  We have determined these segments based on the location, design, and end users of our products.

Hospitality:  Our Hospitality segment includes hotels, resorts, and timeshare properties in the United States, Canada, and Other Foreign.  As of December 31, 2012 and 2011, Other Foreign included Mexico and Aruba.  The products offered under our hospitality segment include the installation of, and the support and service of, high-speed internet access networks, proprietary Interactive TV platform, free to guest programming, and on-demand movie programming, as well as advertising and e-commerce products.

Residential:  Our residential segment includes multi-dwelling unit customers and business customers (non-hospitality) in the United States.  The products offered include the installation of, and the support and service of, telephone, internet, and television services.

Advertising Costs:    Advertising costs are expensed as incurred.  During the years ended December 31, 2012 and 2011, advertising costs were $78,822 and $54,532, respectively.

Foreign Currency Translation:    The US Dollar is the functional currency of the Company. Assets and liabilities denominated in foreign currencies are re-measured into US Dollars and the resulting gains and losses are included in the consolidated statement of operations as a component of other income (expense).

Earnings Per Share:    The Company computes earnings per share by dividing net income (loss) by the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the period. Dilutive common stock equivalents consist of shares issuable upon the exercise of the Company’s stock options and warrants.  Potentially dilutive securities, purchase stock options and warrants, are excluded from the calculation when their inclusion would be anti-dilutive, such as periods when a net loss is reported or when the exercise price of the instrument exceeds the fair market value. Accordingly, the weighted average shares outstanding have not been adjusted for dilutive shares. Outstanding stock options and warrants are not considered in the calculation as the impact of the potential common shares (totaling approximately 2,628,874 and 1,130,744 as of December 31, 2012 and 2011, respectively) would be to decrease the net loss per share.

D-49

Income Taxes:    The Company accounts for income taxes under the liability method in accordance with ASC 740, “Income Taxes”.  Deferred tax assets and liabilities are determined based on temporary differences between financial reporting and tax bases of assets and liabilities that will result in taxable or deductible amounts in future years.  Under this method, deferred tax assets and liabilities are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is recorded when the ultimate realization of a deferred tax asset is considered to be unlikely.

The Company uses a two-step process to evaluate a tax position. The first step is to determine whether it is more-likely-than-not that a tax position will be sustained upon examination, including the resolution of any related appeals or litigation based on the technical merits of that position. The second step is to measure a tax position that meets the more-likely-than-not threshold to determine the amount of benefit to be recognized in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.

Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent period in which the threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not criteria should be de-recognized in the first subsequent financial reporting period in which the threshold is no longer met. The Company reports tax-related interest and penalties as a component of income tax expense.

Based on all known facts and circumstances and current tax law, the Company believes that the total amount of unrecognized tax benefits as of December 31, 2012 and 2011 is not material to its results of operations, financial condition, or cash flows. The Company also believes that the total amount of unrecognized tax benefits as of December 31, 2012 and 2011, if recognized, would not have a material effect on its effective tax rate. The Company further believes that there are no tax positions for which it is reasonably possible, based on current tax law and policy that the unrecognized tax benefits will significantly increase or decrease over the next 12 months producing, individually or in the aggregate, a material effect on the Company’s results of operations, financial condition or cash flows.

The amount of income taxes the Company pays is subject to ongoing examinations by federal and state tax authorities. To date, there have been no reviews performed by federal or state tax authorities on any of the Company’s previously filed returns. The Company’s 2006 and later tax returns are still subject to examination.

Recently Issued and Adopted Accounting Standards: The Company evaluates the pronouncements of various authoritative accounting organizations, primarily the Financial Accounting Standards Board (“FASB”), the SEC, and the Emerging Issues Task Force (“EITF ”), to determine the impact of new pronouncements on US GAAP and the impact on the Company.  The following accounting standards updates were recently issued and have not yet been adopted by the Company.  These standards are currently under review to determine their impact on the Company’s consolidated financial position, results of operations, or cash flows.

In February 2013, the FASB issued FASB ASU No. 2013-02, “Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income,” which is now codified under FASB ASC Topic 220, “Comprehensive Income.”  This ASU will require entities to present, either in a note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source and the income statement line items effected by the reclassification.  If a component is not required to be reclassified, to net income in its entirety, a company would instead cross reference to the related footnote for additional information.  This guidance is effective for public companies for fiscal years, and interim periods within those years, beginning after December 15, 2012.  The adoption of this ASU is not expected to have a material impact on our consolidated financial position, results of operations or cash flows.

D-50

2.      Leases Receivable

As of December 31, 2012, the Company had leases receivable of $2,802,465, recorded net of an allowance for uncollectable leases receivable of $135,000, compared to $3,692,424 at December 31, 2011.  During the years ended December 31, 2012 and 2011, the Company received payments of $972,627 and $722,982 respectively.  During the years ended December 31, 2012 and 2011, the Company entered into leases receivable totaling $142,879 and $2,046,356, respectively.  These leases have initial terms of 60 months and an average interest rate of 9.5%.  In addition, during the year ended December 31, 2012, the Company recorded a loss of $60,211 related to the early termination of lease receivable contracts.  This loss is net of the return of equipment to inventory and is included in direct costs in the Consolidated Statement of Comprehensive Income (Loss).

Future minimum receipts on leases receivable are as follows:

Year Ended December 31,	Minimum Receipts
2013	$995,220
2014	854,402
2015	628,122
2016	305,671
2017	19,050
$2,802,465

3.    Inventory

Inventory balances as of December 31, 2012 and 2011 are as follows:

	2012	2011
Raw materials	$2,546,441	$671,991
Work in process	882,351	662,081
	3,428,792	1,334,072
Reserve for obsolescence	(120,000)	(90,000)
Inventory, net	$3,308,792	$1,244,072

4.      Property and Equipment

At December 31, 2012 and 2011, property and equipment consisted of the following:

	2012	2011
Leasehold improvements	$17,195	$14,738
Hospitality property equipment	745,117	3,011,871
Residential property equipment	351,727	351,727
Computers and office equipment	590,566	469,607
Software	141,807	61,969
	1,846,412	3,909,912
Accumulated depreciation	(1,055,539)	(1,764,081)
	$790,873	$2,145,831

Depreciation expense for the years ended December 31, 2012 and 2011 was $650,615 and $695,817, respectively.

As of December 31, 2012 and 2011, the total assets purchased under capital lease are $64,617 and $30,000 with accumulated amortization of $38,654 and $27,750, respectively.  Depreciation of assets under capital lease for the years ended December 31, 2012 and 2011 was $10,905 and $10,000, respectively.

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5.    Asset Impairment

The Company’s wholly-owned subsidiary, Cardinal Hospitality, Ltd. (“CHL”) provides video-on-demand (“VOD”) services utilizing proprietary technology to approximately 130 hotel properties in Canada (“the CHL properties”).  The CHL properties are primarily economy-class hotels.

During the three months ended September 30, 2012, the Company determined that it would no longer utilize its proprietary VOD system in future VOD service installations.  Rather than invest in upgrading or refreshing its proprietary technology, the Company determined it would purchase a third-party platform for all future VOD installations.  In addition, it concluded that its primary business strategy and technology development efforts will be focused on its proprietary interactive TV platform.  Due to the economy class nature of the CHL properties, management determined that the interactive TV platform is not appropriate for deployment at those properties.  Consequently, while services provided to the CHL properties will continue, no significant new business development will be pursued.

As a result of this strategic change we performed an evaluation as of September 30, 2012 of our long-lived assets associated with the CHL properties consisting primarily of property, plant, and equipment and property receivables.  In assessing impairment for long-lived assets we followed the provisions of ASC 360.  We performed our testing of the asset group at the individual property level, and our assessment included contractual terms and identifiable cash flows associated with providing on-going service.

In performing the test, we determined that the total of the expected future undiscounted cash flows directly related to services provided at the CHL properties was less than the carrying value of the asset group. Therefore, an impairment charge was required.  An impairment charge of approximately $920,000 and $47,000 related to property, plant and equipment and property receivables, respectively, represented the difference between the fair values of the asset group and its carrying values and is reflected as loss on asset impairment in the consolidated statement of comprehensive income (loss) for the year ended December 31, 2012.  The impairment charges resulted from the excess of the carrying value of the asset group over the fair value (calculated based on the discounted expected future cash flows associated with VOD and free to guest services during the underlying contractual period).

In addition, we performed an analysis of the value of inventory held by CHL to determine the impact of the change in business strategy, as of September 30, 2012.  We determined that a write off of approximately $146,000 was required to reflect the obsolete nature of the inventory associated with VOD service.  The charge is included in the Loss on asset impairment in the consolidated statement of comprehensive income (loss) for the year ended December 31, 2012.

6.     Notes Payable

As of December 31, 2012 and 2011, the Company had the following outstanding notes payable:

	2012	2011
Note payable, assumed as part of the acquisition of Canadian Communications on October 1, 2010, monthly principal and interest payment of $537; interest at 11% per annum; and matured in March 2013.	$1,583	$7,495

Note payable to the FCC; monthly principal and interest payment of $1,188; interest at 11% per annum; and matures in August 2016.	41,178	-

Note payable, assumed as part of the acquisition of Canadian Communications on October 1, 2010, monthly principal and interest payment of $4,996; interest at 12% per annum; and matured in November 2012.	-	51,790
	42,761	59,285
Less: current portion	(10,631)	(57,703)
	$32,130	$1,582

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Future minimum payments under notes payable are as follows:

Years Ended	Minimum
December 31,	Payments

2013	$10,631
2014	10,964
2015	12,233
2016	8,933
$42,761

7.    Settlement of Royalty Payable

In November 2011, the Company entered into a revised license agreement for studio films. Under the terms of the agreement, the Company was required to pay $105,000 in four equal quarterly payments to settle all previous amounts due to a studio.  In August 2012, the Company made the final payment resulting in a gain on the settlement of royalty payable in the amount of $179,834, such amount representing the excess of the accrued liability less the agreed upon settlement of $105,000. The settlement of royalty payable is included in other income on the consolidated statement of comprehensive income (loss) for the year ended December 31, 2012.

8.     Line of Credit

On June 5, 2009 we entered into a Revolving Credit, Security and Warrant Purchase Agreement (the “Credit Agreement”) with Cenfin LLC, an entity principally owned by significant shareholders of the Company.  The Credit Agreement permits us to borrow up to $25 million until June 5, 2017.  Advances must be repaid at the earlier of 5 years from the date of borrowing or at the expiration of the Credit Agreement. The principal balance may be repaid at any time without penalty.  Borrowings accrue interest, payable quarterly on the unpaid principal and interest at a rate equal to the Federal Funds Rate at July 15 of each year plus 5% (approximately 5.25% at December 31, 2012).  The Credit Agreement is collateralized by substantially all of our assets, and requires we maintain a total outstanding indebtedness to total assets ratio of less than 3 to 1.

Amounts outstanding under the Credit Agreement were $5,176,000 and $4,176,000 at December 31, 2012 and December 31, 2011, respectively.  These advances will be repaid at various dates between 2014 and 2017.  A total of $19,824,000 is available for future borrowings. Interest expense, exclusive of accretion of the debt discount of $332,121 and $175,345, of $260,221 and $150,263 was recorded for the years ended December 31, 2012 and 2011, respectively.

The Credit Agreement requires that, in conjunction with each advance, we issue Cenfin warrants to purchase shares of Roomlinx common stock equal to 50% of the principal amount funded divided by (i) $2.00 on the first $5,000,000 of borrowings on or after July 15, 2010 ($4,712,000 as of December 31, 2012) or (ii) thereafter the fair market value of the Company’s common stock on the date of such draw for advances in excess of $5,000,000.  The exercise price of the warrants is $2.00 for the warrants issued on the first $5,000,000 of borrowings made after July 15, 2010 and, thereafter, the average of the high and low market price for the Company’s common stock on the date of issuance. The exercise period of these warrants expire three years from the date of issuance.

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Using the Black-Scholes pricing model adjusted for a blockage discount, warrants issued during the year ended December 31, 2012 were valued at approximately $350,000 (see Note 11).   The fair value of warrants issued since inception of the Credit Agreement is approximately $2,760,000 which is being amortized to earnings as additional interest expense over the term of the related indebtedness, accordingly additional interest expense of $332,121 and $175,345 was recorded for the years ended December 31, 2012 and 2011, respectively.  The unamortized balance of the debt discount was $1,168,823 and $1,150,777 at December 31, 2012 and 2011, respectively.  Borrowings outstanding are reported net of the debt discount associated with these borrowings.

Future minimum payments under the line of credit are as follows:

Years Ended December 31,	Minimum Payments
2013	$-
2014	464,000
2015	1,232,000
2016	2,480,000
2017	1,000,000
$5,176,000

9.     Commitments and Contingencies

Operating Leases:     On April 10, 2012 the Company executed a lease agreement for office space with an effective date of May 1, 2012.  Terms of the lease established a base rent per square foot plus operating expenses throughout the term of the lease which expires September 30, 2015, and which includes the lessor waiving several months of base rent and pre-defined annual escalation of the base rent per square foot.  The Company had a deferred rent liability of $55,025 included in other liabilities (current and non-current) as of December 31, 2012.  The Company’s future minimum lease payments are as follows: for the years ended December 31, $119,741 in 2013, $136,349 in 2014 and $114,064 in 2015.

Capital Lease Obligations:  The Company has capital lease arrangements related to the acquisition of software.  These arrangements are collateralized by the software and expire at varying dates through September 2015 with future minimum lease payments as follows:  $13,210 for the year ended December 31, 2013; $13,210 for the year ended December 31, 2014; and $2,290 year ended December 31, 2015, less imputed interest of $2,954.

10.     Income Taxes

At December 31, 2012, the Company has tax loss carry forwards approximating $12,196,000 that expire at various dates through 2031. The principal difference between the net loss for book purposes and the net loss for income tax purposes relates to expenses that are not deductible for tax purposes, including reorganization costs, impairment of goodwill, stock issued for services and amortization of debt discount.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2012, are presented below:

	2012	2011
Deferred tax assets:
Net operating loss carryforward - federal	$4,147,000	$2,597,000
Net operating loss carryforward - state	369,000	232,000
Stock-based compensation	387,000	89,000
Property and equipment	479,000	97,000
Allowance for doubtful accounts	135,000	-
Other	93,000	60,000
	5,610,000	3,075,000
Valuation allowance	(5,610,000)	(3,075,000)
	$-	$-

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At this time, the Company is unable to determine if it will be able to benefit from its deferred tax asset. There are limitations on the utilization of net operating loss carry forwards, including a requirement that losses be offset against future taxable income, if any.  In addition, IRC Section 382 may impose limitations in available NOL carryforwards related to certain transactions which are deemed to be ownership changes.  Accordingly, a valuation allowance has been established for the entire deferred tax asset. The increase in the valuation allowance was approximately $2,535,000 during 2012.

Income taxes at statutory rates are reconciled to the Company’s actual income taxes as follows:

	2012	2011
Federal income tax at statutory rate of 34%	$(2,514,000)	$(592,000)
State tax net of federal tax effect	(222,000)	-
Effect of permanent differences	224,000	(61,500)
Stock-based compensation	-	222,500
Other net	(23,000)	25,000
Valuation allowance	2,535,000	406,000
	$-	$-

The amount of income taxes the Company pays is subject to ongoing examinations by federal and state tax authorities. To date, there have been no reviews performed by federal or state tax authorities on any of the Company’s previously filed returns. The Company’s 2006 and later tax returns are still subject to examination.

11.      Equity

Preferred Stock:    The Company has authorized 5,000,000 preferred shares with a $0.20 par value, of which 720,000 shares have been designated as Class A Preferred Stock.  The Class A Preferred stock has a liquidation preference of $0.20 per share and is entitled to receive cumulative annual dividends at the rate of 9%, payable in either cash or additional shares of Class A Preferred Stock, at the option of the Company.  As of December 31, 2012 and 2011, there were 720,000 shares of Class A Preferred Stock issued and outstanding.  Undeclared Class A dividends accumulated and unpaid as of December 31, 2012, were $185,160; these dividends are not included in accrued expenses.

Common Stock:    The Company has authorized 200,000,000 shares of $0.001 par value common stock.  As December 31, 2012 and 2011, there were 6,405,413 and 5,118,877 shares of common stock issued and outstanding, respectively.

On May 4, 2012, the Company entered into a Securities Purchase Agreement (the “SPA”) with certain investors (collectively, the “Investors”), pursuant to which the Investors purchased Units from the Company for a purchase price of $2.50 per Unit.  Each Unit consisted of (x) one share of common stock of the Company and (y) a warrant to purchase one-half share of common stock at an exercise price of $3.75 per share, subject to adjustment as provided in the warrant.  The Company sold and issued an aggregate of 1,200,000 shares of common stock to the Investors and issued warrants to the Investors for the purchase of an additional 600,000 shares of common stock.  Subsequently on June 20, 2012, the Company sold and issued an additional 80,000 shares of common stock and 40,000 warrants to certain other investors pursuant to an amendment to the SPA.  In the aggregate, the Company received net proceeds of $2,993,311 (gross proceeds of $3,200,000 less $206,689 of offering expenses) from these transactions.  Proceeds from such transactions have been and will be used for general corporate and working capital purposes including deployment of the Company’s iTV applications under the Master Service Agreement with Hyatt Corporation.

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Management reviewed the accounting treatment for the warrants issued under the SPA and determined the warrants met the applicable requirement under ASC 815-40-25 for equity classification.  Accordingly, these warrants are classified within equity as of December 31, 2012.  Under the terms of a Registration Rights Agreement (“RRA”) between the Company and the Investors in conjunction with the SPA, the Company filed a Form S-1 Registration Statement with the SEC on June 18, 2012, for the purpose of registering under the Securities Act the shares of common stock issued pursuant to the SPA and the shares of common stock to be issued upon exercise of the warrants issued pursuant to the SPA.  Such registration statement was declared effective by the SEC on August 30, 2012.

Subsequent to year end and effective January 1, 2013, the Company entered into Restricted Stock Agreements with its non-employee directors.  Under the agreements, the Company issued 24,000 shares of restricted common stock.  The shares vest in equal installments on August 27, 2013, August 27, 2014 and August 27, 2015, subject to acceleration upon the occurrence of a change in control with respect to the Company.

Warrants:

During the year ended December 31, 2012, 250,000 warrants were granted pursuant to the clauses in the Cenfin Credit Agreement.  The warrants were issued at an exercise price of $2.00, vested immediately, and expire 3 years from the date of grant.  In addition, 640,000 warrants were issued pursuant to clauses in the Stock Purchase Agreement dated May 4, 2012 at an exercise price of $3.75, vested immediately, and expire 3 years from the grant date.

During the year ended December 31, 2011, 620,000 warrants were granted pursuant to the Credit Agreement.  The warrants were issued at an exercise price of $2.00, vested immediately, and expire at 3 years from the grant dates as follows: 65,000 warrants issued on March 3, 2011; 50,000 warrants issued on April 22, 2011; 62,500 warrants issued on June 13, 2011; 30,000 warrants issued on July 28, 2011; 150,000 warrants issued on August 9, 2011; 112,500 warrants issued on September 13, 2011; and 150,000 warrants issued on October 31, 2011.  In addition, an aggregate of 62,500 warrants previously issued under the Credit Agreement were exercised.  The warrants were exercised at a strike price of $2.00 resulting in cash receipts of $125,000. The weighted average grant date fair value of such warrants was $2.02.

The following are assumptions utilized in estimation of the fair value of the warrants granted during the years ended December 31, 2012 and 2011:

	2012	2011
Term	3 years	3 years
Expected volatility	136% - 148%	122% - 125%
Risk free interest rate	0.35% - 0.57%	0.33% - 1.18%
Dividend yield	0%	0%

The following is a summary of such outstanding warrants for the year ended December 31, 2012:

Warrants	Shares Underlying Warrants	Weighted Average Exercise Price	Weighted Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at January 1, 2012	726,550	$2.21
Granted and Issued	890,000	3.26
Expired/Cancelled	(73,750)	3.15
Outstanding and exercisable at December 31, 2012	1,542,800	$2.84	1.97	$41,300

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Options:

In 2004, the Company adopted a long term incentive stock option plan (the “Stock Option Plan”) which covers key employees, officers, directors and other individuals providing bona fide services to the Company. On December 27, 2012, subject to stockholder approval, the board of directors voted to amend the Stock Option Plan to (i) adjust the maximum allowable shares of common stock upon exercise of options which may be granted from 1,200,000 to 2,000,000 shares of common stock and (ii) remove the provision from the Stock Option Plan which provided that any shares that are surrendered to or withheld by the Company in connection with any award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.  As of December 31, 2012, options to purchase 1,086,074 shares were outstanding. The options vest as determined by the Board of Directors and are exercisable for a period of no more than 10 years.

Pursuant to the execution of the Hyatt MSA, on March 14, 2012 the board of directors approved the grant of 500,000 stock options (“Hyatt options”) at a strike price of $4.00 vesting on a pro rata basis over three years or the acceleration of such vesting rights relative to installation performance metrics at the Hyatt properties as defined by the board of directors, whichever is greater, and expiring 7 years from the date of grant.  On December 27, 2012, the board of directors approved re-pricing the Hyatt options from the exercise price of $4.00 per share to $2.10 per share ($0.10 above the closing price per the NASDAQ OTC Bulletin as of that date).

During the year ended December 31, 2012, the board of directors approved the grant of an aggregate of 516,247 Incentive Stock Options and 405,570 Non-Qualified Stock Options.  Such options were issued at exercise prices between $2.00 and $2.90, vest at various times over three years, and expire 7 years from the grant date.

During the year ended December 31, 2011, the board of directors approved the grant of 10,000 and 30,000 Incentive Stock Options issued on July 7, 2011 at a weighted average exercise price of $3.75 and issued on September 11, 2011 at a weighted average exercise price of $3.30, respectively. These options vest on the anniversary date over a two year period and expire 7 years from the grant date. The weighted average grant date fair value of such options was $2.97.

The following are the assumptions utilized in the estimation of stock-based compensation related to the stock option grants for the years ended December 31, 2012 and 2011:

	2012	2011
Expected term	7 years	7 years
Expected volatility	214% - 225%	132%
Risk free interest rate	1.11% - 1.69%	1.14% - 2.48%
Dividend yield	0%	0%

A summary of stock option activity under the Stock Option Plan for the year ended December 31, 2012 is presented below:

Options	Number of Shares	Weighted Average Exercise Price	Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at January 1, 2012	404,194	$2.78
Granted	921,817	2.16
Exercised	(14,000)	1.33
Forfeited	(225,937)	3.64
Outstanding at December 31, 2012	1,086,074	$3.12	5.77	$26,850
Exercisable at December 31, 2012	322,711	$2.74	3.60	$26,850

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The Company recorded stock-based compensation expense of $526,665 and $292,620 for the years ended December 31, 2012 and 2011, respectively.  The amounts are recorded in direct costs, operations, product development and selling, general and administrative expense in the consolidated statement of comprehensive income (loss).  The fair value of stock options that vested and became exercisable during the years ended December 31, 2012 and 2011 was $31,897 and $162,080 respectively. At December 31, 2012, there was approximately $1,200,627 in unrecognized compensation cost related to stock options that will be recorded over a weighted average future period of approximately 3 years.

A summary of the activity of non-vested options under the Company’s plan for the year ended December 31, 2012 is presented below:

	Non-vested Shares Underlying Options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value
Non-vested at January 1, 2012	63,296	$3.68	$2.98
Granted	921,817	2.16	2.28
Vested	(13,730)	3.58	2.22
Forfeited	(208,020)	3.76	2.94
Non-vested at December 31, 2012	763,363	$2.16	$1.95

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12.      Segment Information

Financial information for our segment as of and for the years ended December 31, 2012 and 2011, is as follows:

	Hospitality	Residential	Corporate	Totals
Year ended December 31, 2012
Revenue	$12,700,811	$915,054	$-	$13,615,865
Operating loss	(5,375,019)	(207,473)	(1,675,564)	(7,258,056)
Depreciation expense	(509,753)	(59,012)	(81,850)	(650,615)
Stock based compensation	(184,581)	(568)	(341,516)	(526,665)
Loss on asset impairment	(1,112,470)	-	-	(1,112,470)
Gain on settlement of royalty payable	179,834	-	-	179,834
Acquisition of property and equipment	-	-	201,480	201,480
Net loss	$(5,174,151)	$(207,473)	$(2,010,110)	$(7,391,734)

Year ended December 31, 2011
Revenue	$5,281,608	$942,317	$-	$6,223,925
Operating loss	(1,729,305)	(26,614)	(957,369)	(2,713,288)
Depreciation expense	(597,873)	(53,844)	(44,100)	(695,817)
Stock based compensation	(208,349)	-	(270,885)	(479,234)
Gain on forgiveness of debt	144,810	-	-	144,810
Acquisition of property and equipment	120,867	52,293	1,517	174,677
Net loss	$(1,511,574)	$(26,614)	$(1,116,207)	$(2,654,395)

As of December 31, 2012
Total assets	$11,363,514	$286,891	$205,312	$11,855,717

As of December 31, 2011
Total assets	$8,065,489	$281,356	$178,588	$8,525,433

 Financial information of geographical data by segment as of and for the years ended December 31, 2012 and 2011, is as follows:

	United States	Canada	Other Foreign	Totals
Year ended December 31, 2012
Hospitality Revenue	$11,928,694	$629,143	$142,974	$12,700,811
Residential Revenue	915,054	-	-	915,054
Totals	$12,843,748	$629,143	$142,974	$13,615,865

Year ended December 31, 2011
Hospitality Revenue	$3,909,726	$1,170,319	$201,563	$5,281,608
Residential Revenue	942,317	-	-	942,317
Totals	$4,852,043	$1,170,319	$201,563	$6,223,925

As of December 31, 2012
Total assets	$11,222,082	$527,920	$105,715	$11,855,717

As of December 31, 2011
Total assets	$6,421,065	$681,082	$1,423,286	$8,525,433

Roomlinx’s Canadian hospitality revenue is dependent on a significant customer.  For the years ended December 31, 2012 and 2011, such customer accounted for 51% and 45%, respectively, of annual revenue.

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13.      Arista Communications, LLC.

Roomlinx, Inc. has a 50% joint venture ownership in, and manages the operations for Arista Communications, LLC (“Arista”).  The other 50% of Arista is owned by Wiens Real Estate Ventures, LLC, a Colorado limited liability company (“Weins”).  Roomlinx acquired its 50% interest in Arista through its acquisition of Canadian Communications, LLC, on October 1, 2010.

Arista provides telephone, internet, and television services to residential and business customers located in the Arista community in Broomfield, Colorado.  As the operations manager for Arista, in accordance with ASC 810, Consolidation, the Company determined that Arista is a variable interest entity that must be consolidated, Roomlinx reports 100% of Arista revenues and expenses in its statement of comprehensive income (loss) and 100% of Arista assets, liabilities, and equity transactions on its balance sheet.  Roomlinx then records the non-controlling interest allocation.

Financial information for Arista Communications, LLC, for the years ended December 31, 2012 and the 2011 is as follows:

	2012	2011

Revenue	$92,374	$111,146

Direct Costs	(66,378)	(79,459)
Operating expense	(37,523)	(36,109)
Non-operating income	(11,527)	(4,422)

Non-operating income		10
Net loss	$(11,527)	$(4,412)

Weins’ share of the net loss is $5,763 and $2,206 for the years ended December 31, 2012 and 2011, respectively.

14.      Contingent Liabilities

The Company is in receipt of a District Court Civil Summons, dated May 29, 2012, in the matter of “CLC Networks, Inc. and Skada Capital, LLC v. Roomlinx, Inc.”, commenced in the District Court of Boulder County, Colorado (the “Action”).  The plaintiffs in the Action claim that the Company owes them certain unpaid sales commissions, including with respect to Hyatt Corporation in connection with that certain Master Services and Equipment Purchase Agreement, as described in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 13, 2012.  The Company believes the plaintiffs’ claims are without merit.  The Action is currently pending.

Other than the foregoing, no material legal proceedings to which the Company (or any officer or director of the Company, or any affiliate or owner of record or beneficially of more than five percent of the Common Stock, to management’s knowledge) is party to or to which the property of the Company is subject is pending, and no such material proceeding is known by management of the Company to be contemplated.

15.      Related Party Transactions

Effective July 25, 2011, Roomlinx entered into a consulting arrangement for marketing services with TRG, Inc., an entity owned by Michael S. Wasik, the CEO and Chairman of Roomlinx.  The marketing services were to be performed by Chris Wasik, the wife of Mr. Wasik.  As of December 31, 2012 and 2011, Roomlinx had paid TRG $94,950 and $14,535, respectively, for services performed in accordance with said arrangement.  At the beginning of December 2012, Chris Wasik became an employee of Roomlinx as its Director of Marketing with a salary of $85,000 per annum, effectively severing the consulting arrangement with TRG.

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The wife of Jason Andrew Baxter, the Company’s Chief Operating Officer, provides certain contract and financial services to the Company through Baxter Facilities, LLC, a limited liability company co-owned by Mr. Baxter.  The Company has paid Baxter Facilities, LLC $46,321 for its services since March of 2012.

16.      Subsequent Event

In March 2012, Roomlinx and Hyatt entered into the MSA which provided for, among other things, the obligation of Hyatt to order and to use its commercially reasonable efforts to cause its managed hotels to order the installation of the Company’s iTV product in a minimum number of rooms in Hyatt hotels within certain time frames measured from March 2012, subject to Roomlinx’s satisfaction of certain other conditions of the MSA.

In December of 2012, Hyatt had met certain obligations to place orders with Roomlinx for its systems and services. In December 2012, Roomlinx and Hyatt mutually agreed to suspend certain Hyatt obligations under the MSA that had not been met, including the suspension of the obligations of Hyatt to cause a certain number of rooms in both Hyatt owned and managed properties to place orders for Roomlinx’s iTV products within certain time frames measured from the original execution of the MSA.  At the time of the December 2012 suspension of these Hyatt obligations, the Company had installed certain services and products in approximately 19,000 rooms (including approximately 9,000 installs of its iTV product) in Hyatt hotels and by the end of January, 2013, had executed Statements of Work with other Hyatt hotels to install its iTV product in approximately an additional 4,600 rooms, and in connection with such Statements of Work, had received deposits from such hotels in the aggregate amount of approximately $1.3 million. As of December 31, 2012, such deposits are recorded as customer deposits in the accompanying balance sheet in the amount of approximately $1,125,000.

Hyatt recently requested, in exchange for other considerations, that, among other things, Roomlinx (i) remove the obligations of Hyatt to cause its own hotels and to use commercially reasonable efforts to cause its managed hotels to order the installation of the Company’s iTV product into a certain number of rooms within a certain timeframe, (ii) restructure or release the obligation of Hyatt to install iTV  in a portion or all of the additional 4,600 rooms covered by such Statements of Work but not yet installed, and (iii) obtain credits or refunds of any portion of the  $1.3 million of deposits held by the Company pursuant to the Statements of Work referred to above but not applied towards installations of the Company’s iTV product.  The Company and Hyatt have held discussions regarding a resolution of these items. Such resolution may include, among other things, that the Company agree to certain of Hyatt’s requests in consideration for the Company being authorized as a Hyatt approved provider of multiple products and services and favorable shifts in the advertising revenue sharing arrangement between the parties.  However, there are no guarantees that the parties will reach a resolution of these items at all or on the terms summarized above or that the suspension of obligations referred to in the preceding paragraph will end.  Hyatt Hotels continues to place orders for certain Roomlinx products and services.

At December 31, 2012, the Company had approximately $1.7 million of inventory related to the installation of its iTV product, on which the Company performed an impairment analysis.  This equipment was purchased in the second half of 2012 and has a useful life of 36 months during which time the equipment will be deployed for the installation of iTV and will be held for sale as spare parts.  Accordingly, the Company does not believe an impairment of this inventory is appropriate as of December 31, 2012.

In addition, the Company assessed its cash flow through December 31, 2013 versus its borrowing capacity under the Cenfin Line of Credit Facility.  While the Company’s installation backlog continues to grow, the Company assessed its cash flow exclusive of such installations, thereby assuming a very conservative approach to maximize the potential draw against the Company’s line of credit, and determined its line of credit is more than sufficient to fund operations, it necessary.

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